Metropolitan Series Fund, Inc.

Semiannual Report
June 2000



                                   [PICTURE]



FOR USE WITH
MetFlex(SM) Contracts

[LOGO OF METFLEXSM]

                 PERFORMANCE AS OF MONTH ENDING JUNE 30, 2000

This report has been prepared for the prospective owners of MetFlex contracts issued by Metropolitan Life Insurance Company and shareholders of Metropolitan Series Fund, Inc. Separate reports are available for shareholders of the Janus Aspen Series Growth Fund, Inc., the INVESCO Variable Investment Funds, Inc. and the Templeton Variable Products Series Fund, Inc.

The following chart shows the past performance of the MetFlex policy's investment divisions. When reviewing performance, keep in mind that the rates are based on historical experience and are not intended to suggest what future returns will be. These rates are net of fund management fees and direct fund expenses. Other fees and expenses do apply to a continued investment and are described in the current prospectus.

                                                                              NON-ANNUALIZED
                                                                             RATES OF RETURN
                                                                     --------------------------------
                                                         Fund         Last Month**     Last Quarter**
NAME OF INVESTMENT DIVISION                         Inception Date   5/31/00-6/30/00  3/31/00-6/30/00
State Street Research Money Market ***+!               05/01/90           0.51%             1.49%
INVESCO VIF High Yield                                 05/27/94           2.71%             1.70%
Lehman Brothers(R)Aggregate Bond Index ++!             11/09/98           2.19%             1.66%
Loomis Sayles High Yield Bond !                        03/03/97           3.30%            -0.11%
INVESCO VIF Equity Income                              08/10/94           0.42%            -2.11%
State Street Research Diversified !                    07/25/86           2.54%            -1.04%
State Street Research Income !                         06/24/83           2.20%             1.00%
Harris Oakmark Large Cap Value !                       11/09/98          -3.54%             1.93%
Janus Aspen Series Growth                              09/13/93           5.00%            -6.50%
Janus Mid Cap !                                        03/03/97          15.32%            -8.20%
MetLife Stock Index ++!                                05/01/90           2.44%            -2.75%
Neuberger Berman Partners Mid Cap Value !              11/09/98           0.00%            -2.06%
State Street Research Growth !                         06/24/83           2.82%            -2.48%
T. Rowe Price Large Cap Growth !                       11/09/98           6.66%            -0.55%
INVESCO VIF Real Estate Opportunities                  04/01/98           6.89%             8.16%
Russell 2000(R)Index ++!                               11/09/98           8.37%            -3.68%
State Street Research Aggressive Growth !              04/29/88          12.71%            -4.31%
T. Rowe Price Small Cap Growth !                       03/03/97          12.52%            -4.68%
Morgan Stanley EAFE(R) Index ++!                       11/09/98           3.99%            -3.77%
Putnam International Stock !                           05/01/91           6.23%            -5.54%
Scudder Global Equity !                                03/03/97           2.23%            -4.11%
Templeton International Fund - Class 1                 05/01/92           5.23%             0.99%


                                                                               ANNUALIZED RATES OF RETURN*
                                                   ---------------------------------------------------------------------------------
                                                       1 Year             3 Year           5 Year           10 Year          Since
NAME OF INVESTMENT DIVISION                        6/30/99-6/30/00   6/30/97-6/30/00  6/30/95-6/30/00   6/30/90-6/30/00    Inception
State Street Research Money Market ***+!                 5.53%            5.24%             5.20%            4.92%           6.26%
INVESCO VIF High Yield                                   1.50%            6.07%            10.24%             N/A           10.16%
Lehman Brothers(R)Aggregate Bond Index ++!               4.44%             N/A               N/A              N/A            2.37%
Loomis Sayles High Yield Bond !                          8.63%            4.57%              N/A              N/A            5.47%
INVESCO VIF Equity Income                                2.64%           14.78%            19.12%             N/A           18.73%
State Street Research Diversified !                      8.09%           13.22%            15.45%           13.01%          12.31%
State Street Research Income !                           4.06%            5.68%             6.16%            8.06%           9.65%
Harris Oakmark Large Cap Value !                       -22.38%             N/A               N/A              N/A           -8.97%
Janus Aspen Series Growth                               25.54%           29.13%            26.98%             N/A           22.44%
Janus Mid Cap !                                         68.05%           49.25%              N/A              N/A           49.08%
MetLife Stock Index ++!                                  6.98%           19.17%            23.27%           17.35%          18.01%
Neuberger Berman Partners Mid Cap Value !                6.64%             N/A               N/A              N/A           19.56%
State Street Research Growth !                          11.84%           19.58%            22.83%           16.81%          15.44%
T. Rowe Price Large Cap Growth !                        20.88%             N/A               N/A              N/A           25.41%
INVESCO VIF Real Estate Opportunities                    8.80%             N/A               N/A              N/A           -1.05%
Russell 2000(R)Index ++!                                13.98%             N/A               N/A              N/A           18.77%
State Street Research Aggressive Growth !               38.66%           20.40%            15.44%           16.29%          16.83%
T. Rowe Price Small Cap Growth !                        31.97%           15.02%              N/A              N/A           16.72%
Morgan Stanley EAFE(R) Index ++!                        15.41%             N/A               N/A              N/A           16.91%
Putnam International Stock !                            11.45%            7.07%             7.30%             N/A            7.17%
Scudder Global Equity !                                 13.56%           13.20%              N/A              N/A           14.45%
Templeton International Fund - Class 1                  12.73%           10.63%            15.54%             N/A           14.44%

  * MetFlex policies were first offered in September 1993. Performance assumes the MetFlex contract was in existence for the period shown.
 **  Returns are actual returns for the period shown (not annualized).
*** An investment in the Money Market Division is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.
  +  SEC Standardized 7-Day Effective Yield = 6.37%
  ! Performance results for the portfolio are increased by the voluntary reduction of portfolio fees and expenses by the advisor. Without subsidization, performance would have been lower.
 ++ Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the portfolios or make any representation regarding the advisability of investing in the portfolios. The index sponsors have no responsibility for and do not participate in the management of the portfolio assets or sale of the portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.
  * MetLife has agreed to subsidize all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) in excess of .20% for the Janus Mid Cap, Loomis Sayles High Yield Bond, Scudder Global Equity, T. Rowe Price Small Cap Growth, T. Rowe Price Large Cap Growth, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, Lehman Brothers Aggregate Bond Index and Russell 2000, Index Portfolios and in excess of .25% for the Morgan Stanley EAFE(R) Index Portfolio until a Portfolio's total net assets are at least $100 Million, or two years from the date the Portfolio commenced operation, whichever is earlier. The effect is that performance results are increased by the subsidy. MetLife ceased subsidizing such expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and the Russell 2000(R) Index Portfolios on December 31, 1997, January 23, 1998, July 1, 1998, March 3, 1999, July 13, 1999 and December 3, 1999 respectively. MetLife waived a portion of its management fee for the Scudder Global Equity Portfolio until March 2, 1998. Prior to May 15, 1993, MetLife paid all expenses of the Metropolitan Series Fund, Inc. other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

The rates do not reflect other policy charges, such as the cost of insurance, M&E risk charges and premium expense loads. If these charges were included, the performance figures would be significantly lower. You may request a personalized illustration from your Registered Representative that will show the effect of these charges at an assumed rate of return. Your Representative can also provide information about the Fixed Account.

Annual rates of return shown in the chart on this page may differ from those shown in the attached Metropolitan Series Fund, Inc. Annual Report. This difference results from the fact that when the rate of return period begins or ends on a non-business day (i.e., weekends and holidays), the Series Fund rates of return are calculated using values as of the last business day while, consistent with industry practice and in compliance with applicable laws MetFlex rates of return are calculated based on values as of the next business day.

Metropolitan Life Insurance Company, New York, NY      E00028MPE(exp0101)MLIC-LD
Date of First Use: 8/29/2000

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------
JUNE 2000

To Our Valued Client:

     We are pleased to present the June 30, 2000 semiannual report of the Metropolitan Series Fund, Inc. The report begins with an overview of the U.S. and international economies during the first half of 2000. Details for each portfolio, including a list of assets, investments, and portfolio characteristics, follow.

GLANCING BACK: A ROCKY PERIOD FOR U.S. STOCKS

     Although technology stocks roared ahead strongly during the first two months of the year, the rally came to a halt in March as the NASDAQ Index -- a common measure of performance for technology-related and other new economy stocks -- fell sharply. All three major stock market indexes -- Dow Jones Industrial Average (DJIA), Standard and Poor's 500 Composite Stock Index (S&P 500), and NASDAQ -- delivered negative returns for the six-month period.

     Most U.S. bond sectors held up reasonably well despite three increases to the Federal Funds Rate, a key short-term interest rate, which brought the total to six increases over the past twelve months. The Federal Funds rate stood at 6.5% on June 30th, up from 5.5% six months ago. The yield of the 10-year U.S. Treasury Bond edged down near 6.0% in the final days of the period.

CONVENTIONAL WISDOM FOR UNCONVENTIONAL TIMES

     In the past decade, Americans have been treated to extraordinary investment returns, delivered in some of the best economic times in our nation's recorded history. Perhaps that's why so many investors have been unsettled by the markets' recent volatility. However, those who spread their money among a variety of markets and investment styles -- stocks and bonds, growth and value stocks, and foreign and U.S. investments -- have experienced less volatility and discovered that once again, there's something to the conventional wisdom about asset allocation and diversification.

LOOKING AHEAD

     The following historical facts may help you place today's volatile market activity into perspective as you plan your financial future:

     . Over the past two years ended June 30, 2000, the DJIA, which includes mostly "old economy" stocks, averaged an annual return of 9.79% while the NASDAQ, which includes mostly technology stocks, averaged a 45.01% annual return/1/.

     .    The annual average inflation rate for:

               - The twenty year period of 1976-95 was 5.4%/2/
               - The five year period of 1991-95 was 3.1%/2/
               - 1998 was 1.6%/2/
               - 1999 was 2.0%/7/
               - Year-to-date 2000 was 3.7%/7/

     . Over the past five years the average annual return per year of the S&P 500 was 23.76% versus 16.90% for the past 20 years/1/.

     . There are more stocks of foreign companies (76.2%) than U.S. companies (23.8%) in the global stock market as of December 31, 1999. As of April 30, 1984, there were more U.S. companies (51%) than foreign companies (49%)/8/.

     . In 1980 the Franklin Money Fund Class A paid a dividend rate of 12.47% for the calendar year. The same fund paid 5.15% for the 12-month period from 7/1/99 to 6/30/00 /3/.

     .    The per barrel price of oil:

               -  Today is near $32.00/4/
               -  Late in 1998 it was around $10.00/4/
               -  During 1980 it was $40.00/5/

     . Twenty years ago the national debt was increasing. Yet in the first six months of this year the government reduced its debt by $15 billion with another $15 billion reduction slated for the second half of this year. Sustained debt reduction of this type could support lower U.S. interest rates and impel other positive economic effects.

     . The highest rate of Federal Income tax in 1980 was 70%/6/, versus 39.6%/2/ in 1999.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN AND PRESIDENT continued
--------------------------------------------------------------------------------

In addition to providing you with the financial market information above, we are pleased to announce the addition of three new Metropolitan Series Fund portfolios which are funding options available through certain MetLife variable annuity and variable life products:
         -  Putnam Large Cap Growth
         -  MetLife Mid Cap Stock Index
         -  State Street Research Aurora Small Cap Value

Also, we have been informed by MetLife that it has made available the following two additional funding options through the New England Zenith Fund:
         -  Davis Venture Value
         -  Loomis Sayles Small Cap

The new funding options became available on July 5, 2000 and we will report on them in the 2000 Annual Report. For more information, see your May 1, 2000 prospectuses or call your Financial Services Representative.

We appreciate the confidence you have placed in us by choosing the Metropolitan Series Fund, Inc. for your investments. We hope you will continue to think of the Metropolitan Series Fund, Inc. for your future investments.




/s/ David A. Levene                      /s/ Christopher P. Nicholas

David A. Levene                          Christopher P. Nicholas
Chairman of the Board and Chief          President and Chief Operating Officer
Executive Officer                        Metropolitan Series Fund, Inc.
Metropolitan Series Fund, Inc.


----------
1 Bloomberg as of 6/30/00
2 Dearborn 2000 Pocket Tables, Dearborn Publishing, Inc., 2000
3 "Price & Distribution Report," Franklin Money Fund A, Wiesenberger Financial,
  July 27, 2000
4 "Oil Prices Benefit Global Marine," Paul Larson, News & Commentary, Fool.com,
  June 8, 2000
5 "Edinburgh Transcript," Martin A. Armstrong, Zurich Conference, April 24, 1997 6 "Six Tax Laws Later," L.E. Burman, W.G. Gale and D. Weiner, National Journal,
  Sept. 1998
7 State Street Research
8 The Templeton Growth Investor's Guide, May 2000

 Please refer to page DIS-1 of this semiannual report for important information regarding new subsidization schedules for certain index portfolios of the
                           Metropolitan Series Fund.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR 6 MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


HOT ECONOMY, COOL FINANCIAL MARKETS

A red-hot economy was better for American workers than it was for the financial markets. As the U.S. economy set a record for the longest expansion in recorded history, the Federal Reserve Board intensified its efforts to control inflation. The Federal Reserve raised a key short-term interest rate from 5.5% to 6.5% in three steps. However, it passed on an opportunity to raise rates in June, an indication that the Federal Reserve may be satisfied with signs that the economy's growth is moderating and that inflation, although edging higher, is still under control. Inflation picked up from 2% in 1999 to 3.7% in the first half of 2000, the result of higher energy prices and selective wage pressures.


TECHNOLOGY STUMBLES

Technology stocks soared in the early months of the year before investors were spooked by excessive valuations. More critical analysis hit both the Internet and biotechnology sectors, which fell off sharply. Old economy stocks, generally referred to as the brick-and-mortar, blue-chip companies found in the Dow Jones Industrial Average (DJIA) Index, picked up somewhat as technology stocks lost favor, but most major indexes zig-zagged throughout the period. April was the cruelest month as the Nasdaq (a commonly accepted index measure of technology stocks) sunk after having been ahead some 20% year-to-date in early March. The deep correction was followed by a series of rebounds. However, for the year to date ended June 30th, all three major stock market indexes -- the DJIA, the S&P 500 (Standard & Poor's 500 Composite Stock Index), and the Nasdaq -- were in the red by -8.4%, -0.4% and -2.5% respectively. Sectors such as energy, insurance, biotechnology, and health bucked the trend and delivered attractive gains. Mid cap growth stocks outperformed small cap and large cap stocks by a wide margin.


INTERNATIONAL STOCK MARKETS
DELIVER MIXED RESULTS

Although overseas economies continued to gain ground, foreign stock markets delivered mixed returns. The Morgan Stanley Capital International (MSCI) EAFE(R)* Index was -4.06% for the six months. However, that masked the diverse performance of stocks in individual countries. Japanese stocks fell on uncertainty about their economic

                                    [GRAPH]

                          STOCK AND BOND MARKET RETURNS
           AS MEASURED BY THE FOLLOWING INDEXES* ENDING JUNE 30, 2000

                                   U.S. STOCKS
                              Standard & Poor's 500
                              Composite Stock Price
                                ("S&P 500") Index

1 YEAR
Cumulative Total Return            7.24

3 YEARS
Annualized Total Return           19.67

5 YEARS
Annualized Total Return           23.80

10 YEARS
Annualized Total Return           17.79


                             U.S. SMALL CAP STOCKS
                                Russell 2000(R)
                                     Index

1 YEAR
Cumulative Total Return           -0.94

3 YEARS
Annualized Total Return            3.84

5 YEARS
Annualized Total Return           11.71

10 YEARS
Annualized Total Return           13.19


                                 INTERNATIONAL
                                     STOCKS
                                  MSCI EAFE(R)
                                      Index

1 YEAR
Cumulative Total Return           17.16

3 YEARS
Annualized Total Return           10.18

5 YEARS
Annualized Total Return           11.33

10 YEARS
Annualized Total Return           7.95


                                   U.S. BONDS
                                Lehman Brothers
                                 Aggregate Bond
                                      Index


1 YEAR
Cumulative Total Return            4.58

3 YEARS
Annualized Total Return            6.04

5 YEARS
Annualized Total Return            6.25

10 YEARS
Annualized Total Return            7.82


Source: Lipper Analytical Services, Inc.

*Direct investment in the Indexes is not possible.

This chart is for illustrative purposes only and is not indicative of past, present, or future performance of any specific investment. It compares the 1 Year, 3 Year, 5 Year and 10 Year returns of various categories of investments -- U.S. Stock Market as measured by Standard & Poor's 500 Composite Stock Price Index, U.S. Small Cap Stocks as measured by the Russell 2000(R) Index, International Stocks as measured by the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index, and U.S. Bonds as measured by Lehman Brothers Aggregate Bond Index.

 . . . the Federal Reserve Board intensified its efforts to control inflation.

*Europe, Australasia and the Far East

--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR 6 MONTHS ENDED JUNE 30, 2000 continued
--------------------------------------------------------------------------------


recovery. However, during the second quarter consumer spending strengthened, stabilizing the Japanese stock market. Many European markets were lackluster, but the Nordic region, which has been a world leader in the development of wireless communications, was strong throughout most of the period. Italy generated a strong response with the introduction of its new technology exchange. And Canada led the developed markets with double-digit gains as natural resources stocks buoyed its stock market.


DESPITE HIGHER INTEREST RATES,
U.S. BONDS HOLD THEIR OWN

The bond market was not hurt as much as was expected by the Federal Reserve's continued interest-rate hikes. In fact, high quality, long-term U.S. Treasuries and high quality mortgage bonds outperformed stocks during the six-month period as each eked out modest single-digit returns. The federal government's buyback of long-term bonds created scarcity value, an increase in their value because of lower supply. Mortgage bonds benefited as

                             U.S. stock valuations

                             are at more reasonable

                             levels than before the

                                spring correction

refinancing activity came to a standstill, which reduced supply and helped to support prices. Corporate and high yield lower-quality bonds were the weakest performing sectors as a slower economy and a rising default rate among high yield issuers hurt performance. The yield on the 10-year U.S. Treasury bond ended the period at 6.01% as high-quality bonds rallied somewhat in the last days of the period.


INVESTMENT OUTLOOK

The corporate profit picture remains robust and the Federal Reserve's efforts to slow the economy appear to be working. As a result, the outlook for the period ahead is positive. In the second half of the year a further broadening of the stock markets is expected, as well as continued high volatility and returns more in line with historical averages. U.S. stock valuations are at more reasonable levels than before the spring correction. U.S. companies dominate a host of global markets, which allows them to participate in overseas growth. Outside the U.S., parts of Europe, Northern Asia, China and Australia are strengthening, although Japan continues to be a question mark. Although the fall elections are not yet an issue, they may disturb the market if it appears likely that one party would control the White House, the Senate, and the House of Representatives.


                           INFLATION, INTEREST RATES
                              AND THE S&P 500 INDEX

Inflation, Interest Rates and the S&P 500 Index
-------------------------------------------------------------------------------
                     Federal                 Consumer              S&P 500
 Year Ending        Funds Rate              Price Index             Index
-------------------------------------------------------------------------------
    1995              4.73%                   153.50                34.11%

    1996              6.26%                   158.50                20.26%

    1997              5.84%                   161.30                31.00%

    1998              4.07%                   163.90                26.66%

    1999              3.99%                   168.80                21.04%

  6/30/2000           6.51%                   171.25                -0.43%

                 Line graph right        Line graph right        Bar graph left
                      axis                    axis                   axis
-------------------------------------------------------------------------------

This chart shows the Consumer Price Index, which is commonly used as a barometer of inflation. It also shows the Federal Funds Rate, which is the rate of interest banks charge each other on overnight loans of reserves held at the Federal Reserve. Generally the Federal Reserve will raise the Federal Funds Rate in an effort to contain or slow the rate of inflation. Typically, when inflation and interest rates increase, the stock market (as shown by the S&P 500 Index) performs poorly.

Sources: Federal Funds Rate and Consumer Price Index-- Enth web site. Standard & Poor's 500 Composite Stock Price Index annual return-- Calculated by MetLife using data presented in S&P Statistical Service.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Table of contents
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS
State Street Research Growth Portfolio .............................. MDA - 1
State Street Research Income Portfolio .............................. MDA - 2
State Street Research Money Market Portfolio ........................ MDA - 3
State Street Research Diversified Portfolio ......................... MDA - 4
State Street Research Aggressive Growth Portfolio ................... MDA - 5
MetLife Stock Index Portfolio ....................................... MDA - 6
Putnam International Stock Portfolio ................................ MDA - 7
Loomis Sayles High Yield Bond Portfolio ............................. MDA - 8
Janus Mid Cap Portfolio ............................................. MDA - 9
T. Rowe Price Small Cap Growth Portfolio ............................ MDA - 10
Scudder Global Equity Portfolio ..................................... MDA - 11
Harris Oakmark Large Cap Value Portfolio ............................ MDA - 12
Neuberger Berman Partners Mid Cap Value Portfolio ................... MDA - 13
T. Rowe Price Large Cap Growth Portfolio ............................ MDA - 14
Lehman Brothers Aggregate Bond Index Portfolio ...................... MDA - 15
Morgan Stanley EAFE(R) Index Portfolio .............................. MDA - 16
Russell 2000(R) Index Portfolio ..................................... MDA - 17
Putnam Large Cap Growth Portfolio ................................... MDA - 18


NEW SUBSIDIZATION SCHEDULES
Russell 2000(R)Index Portfolio ...................................... DIS - 1
Morgan Stanley EAFE(R)Index Portfolio ............................... DIS - 1


ANNUAL REPORT OF THE METROPOLITAN
SERIES FUND AS OF JUNE 30, 2000

State Street Research Growth Portfolio
     Schedule of Investments: ....................................... MSF - 1
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 3
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 4

State Street Research Income Portfolio
     Schedule of Investments: ....................................... MSF - 5
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 9
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 10

State Street Research Money Market Portfolio
     Schedule of Investments: ....................................... MSF - 11
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 12
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 13

State Street Research Diversified Portfolio
     Schedule of Investments: ....................................... MSF - 15
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 19
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 20

State Street Research Aggressive Growth Portfolio
     Schedule of Investments: ....................................... MSF - 21
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 23
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 24

MetLife Stock Index Portfolio
     Schedule of Investments: ....................................... MSF - 25
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 32
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 33

Putnam International Stock Portfolio
     Schedule of Investments: ....................................... MSF - 34
     Industry Diversification: ...................................... MSF - 36
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 37
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 38

Loomis Sayles High Yield Bond Portfolio
     Schedule of Investments: ....................................... MSF - 39
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 44
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 45

Janus Mid Cap Portfolio
     Schedule of Investments: ....................................... MSF - 46
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 48
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 49

T. Rowe Price Small Cap Growth Portfolio
     Schedule of Investments: ....................................... MSF - 50
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 56
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 57

Scudder Global Equity Portfolio
     Schedule of Investments: ....................................... MSF - 58
     Industry Diversification: ...................................... MSF - 60
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 61
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 62

Harris Oakmark Large Cap Value Portfolio
     Schedule of Investments: ....................................... MSF - 63
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 65
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 66

Neuberger Berman Partners Mid Cap Value Portfolio
     Schedule of Investments: ....................................... MSF - 67
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 69
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 70

T. Rowe Price Large Cap Growth Portfolio
     Schedule of Investments: ....................................... MSF - 71
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 74
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 75

Lehman Brothers Aggregate Bond Index Portfolio
     Schedule of Investments: ....................................... MSF - 76
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 81
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 82

Morgan Stanley EAFE(R)Index Portfolio
     Schedule of Investments: ....................................... MSF - 83
     Industry Diversification: ...................................... MSF - 92
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 93
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 94

Russell 2000(R)Index Portfolio
     Schedule of Investments: ....................................... MSF - 95
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 115
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 116

Putnam Large Cap Growth Portfolio
     Schedule of Investments: ....................................... MSF - 117
     Statement of Assets and Liabilities & Statement of Operations: . MSF - 118
     Statement of Changes in Net Assets & Financial Highlights: ..... MSF - 119

Notes to Financial Statements June 30, 2000 ......................... MSF - 120

A Portfolio may have a name and/or investment objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman(R) Brothers sponsors the Lehman Brothers Aggregate Bond Index, the McGraw-Hill Companies, Inc. sponsors the S&P 500(R) Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the portfolios or make any representation regarding the advisability of investing in the portfolios. The index sponsors have no responsibility for and do not participate in the management of the portfolio assets or sale of the portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital and income, and moderate current income.

INCEPTION DATE
6/24/83

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in common stocks of well-established companies.

NET ASSETS
$3.7 billion

PORTFOLIO MANAGER
John T. Wilson, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned 4.45% for the first half of 2000. The Portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price Index*, returned -0.42% for the same period. The Portfolio's peer group, the Lipper Growth & Income Underlying Funds Average, returned -1.13% for the same six-month period. The Portfolio's outperformance was the result of strong stock selection among companies with strong revenue and growth prospects.

PORTFOLIO ACTIVITY

During the period of high volatility and successive interest rate hikes, the Portfolio manager chose to stay with companies that consistently demonstrated their ability to increase earnings. Early in the period, the Portfolio's exposure to wireless, software, healthcare and technology stocks generated solid returns as both groups rallied on expectations of strong pricing and earnings.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                             % of Total
Security                                      Net Assets
----------------------------------------------------------
Pfizer, Inc. ...............................      4.46%
General Electric Co. .......................      3.75%
Microsoft Corp. ............................      3.28%
Cisco Systems, Inc. ........................      3.14%
Intel Corp. ................................      3.08%
Viacom, Inc. ...............................      3.06%
Citigroup, Inc. ............................      2.69%
Pharmacia Corp. ............................      2.65%
Tyco International Ltd. ....................      2.49%
Nortel Networks Corp. ......................      2.29%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

Technology stocks suffered a setback halfway through the six-month period, as investors became more value conscious. While the technology stock correction temporarily hurt the Portfolio, the manager's decision to cutback the weighting in technology and increase emphasis on less cyclical companies helped the Portfolio relative to the Index.

PORTFOLIO OUTLOOK

The manager continues to focus on high quality, large-cap market leaders and expects the economy to slow to a more moderate pace as a result of the Federal Reserve Board's interest rate increases. The manager believes that the Portfolio is well positioned for this change in environment. As always, the manager seeks to maintain a balance between risk and potential for return in the Portfolio.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date      1 Year      3 Years      5 Years     10 Years
       ------------      ------      -------      -------     --------
          4.45%          11.84%       19.58%       22.82%      16.80%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-1

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and, secondarily, preservation of capital.

INCEPTION DATE
6/24/83

ASSET CLASS
U.S. Bonds

UNDERLYING INVESTMENTS
Invests primarily in highly rated corporate and government bonds.

NET ASSETS
$457.1 million

AVERAGE BOND QUALITY
AA+

PORTFOLIO MANAGER
John H. Kallis

PERFORMANCE AT-A-GLANCE

The Portfolio returned 3.42% for the first half of 2000. The Portfolio's benchmark, the Lehman Brothers(R) Government Corporate Bond Index*, returned 4.18% for the same period. The Portfolio's peer group, the Lipper Corporate Bond A-Rated Underlying Funds Average, returned 3.23% for the same six-month period. The Portfolio's performance was the result of weakness in the corporate sector as well as one company-specific disappointment which accounted for a 60 basis point loss (a basis point is one/one-hundredth of a percent) to the Portfolio during the second half of the period.

PORTFOLIO ACTIVITY

Although the past six months have been somewhat difficult for the U.S. bond markets as a result of continued short-term interest rate hikes, U.S. Treasury and mortgage markets have done relatively well. In fact, mortgages were the strongest performing sector for the Portfolio during the period. Furthermore, higher quality mortgages outperformed lower quality. Shorter duration (duration is a measure of a bond's sensitivity to changing interest rates) hurt performance as interest rates declined for intermediate to long-term bonds -- the opposite of what typically happens when the Federal Reserve Board raises short-term interest rates.

The manager reduced the Portfolio's exposure to corporate and high-yield bonds, which have been hurt by a slowing economy. The Portfolio's investment in high quality U.S. Treasuries, U.S. agencies and agency mortgage bonds was increased. The Treasury market has been helped by a $30 billion U.S. Treasury buyback program, causing an increase in bond prices as the supply of available bonds decreases. In addition, agency mortgages were bought because they were cheap on a valuation basis.

PORTFOLIO OUTLOOK

With a weaker economy and continued uncertainty about future interest rate hikes, the manager has focused on quality in the Portfolio. However, the manager has kept duration short in the belief that rates could rise further in the second half of the year.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date      1 Year       3 Years       5 Years      10 Years
       ------------      ------       -------       -------      --------
           3.42%         4.06%         5.68%         6.16%         8.08%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

*The Lehman Brothers Government Corporate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

                                     MDA-2

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

INCEPTION DATE
6/24/83

ASSET CLASS
Cash/Cash Equivalent

UNDERLYING INVESTMENTS
Invests primarily in short-term money market instruments with minimal credit risk. Instruments in this Portfolio are neither insured nor guaranteed by the United States government.

NET ASSETS
$64.2 million

PORTFOLIO MANAGER
Dyann H. Kiessling

PERFORMANCE AT-A-GLANCE

The Portfolio returned 2.90% for the first half of 2000. The Portfolio's peer group, the Lipper Money Market Instrument Underlying Funds Average, returned 2.80% for the same period. Rising interest rates boosted money market yields and helped account for the Portfolio's climbing returns during the first six months of 2000.

PORTFOLIO ACTIVITY

Red-hot economic growth and continued fear of rising inflation prompted the Federal Reserve Board to raise short-term interest rates three times during the first half of the year. That brought a key short-term interest rate up to 6.5% at the end of June, compared to 4.75% one year ago.

The Portfolio Manager lengthened the Portfolio's maturity from 36 days to 47 days. That compares with its average maturity range of 40 to 55 days.

PORTFOLIO OUTLOOK

In seeking a high level of current income consistent with preservation of capital and maintenance of liquidity, the manager will continue to invest only in high-quality, first-tier money market instruments. These instruments include U.S. commercial paper and U.S. and Canadian bank paper as well.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

The Portfolio is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency. While the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date       1 Year       3 Years      5 Years      10 Years
       ------------       ------       -------      -------      --------
          2.90%            5.53%        5.24%        5.20%        4.94%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-3

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve a high total return while attempting to limit investment risk and preserve capital.

INCEPTION DATE
7/25/86

ASSET CLASS
U.S. Bonds/Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.

NET ASSETS
$2.9 billion

PORTFOLIO MANAGERS
John H. Kallis
(Fixed Income)

John T. Wilson, CFA
(Equity)

PERFORMANCE AT-A-GLANCE

The Portfolio returned 3.78% for the first half of 2000. The Standard & Poor's 500 Composite Stock Price Index* and Lehman Brothers(R) Government Corporate Bond Index**, returned -0.42% and 4.18% for the year-to-date period, respectively. The Portfolio's peer group, the Lipper Income Underlying Funds Average, returned 2.20% for the same period. The Portfolio's performance was well above a composite of the two indices, which can be attributed to a reduced position in technology stocks and an overweighted position in insurance and energy/oil service stocks.

PORTFOLIO ACTIVITY

The stock market was volatile throughout the period as technology stocks suffered a setback halfway through the six-month period. The technology stock correction hurt the Portfolio, but the managers had cut back the Portfolio's exposure in technology, which helped performance relative to the index. An overweighting in insurance and energy/oil service stocks was also helpful.

Although the period was challenging for the U.S. bond markets, bonds generally fared better than stocks. U.S. Treasury, agency and mortgage markets were strong. The Treasury market was helped by the Federal government's

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                             Top Ten Equity Holdings
                               as of June 30, 2000

                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
Pfizer, Inc. ...............................      2.48%
General Electric Co. .......................      2.19%
Microsoft Corp. ............................      1.82%
Cisco Systems, Inc. ........................      1.75%
Intel Corp. ................................      1.71%
Viacom, Inc. ...............................      1.70%
Citigroup, Inc. ............................      1.50%
Pharmacia Corp. ............................      1.48%
Tyco International Ltd. ....................      1.40%
Nortel Networks Corp. ......................      1.28%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

buyback of long-term bonds. High-yield and corporate bonds suffered as investors sought bonds of the highest quality. The managers reduced the Portfolio's exposure to both corporate and high-yield bonds and increased exposure to U.S. Treasuries, U.S. agencies and agency mortgage bonds.

PORTFOLIO OUTLOOK

The Portfolio managers continue to focus on high quality stocks and bonds and believe that the Portfolio is well positioned for moderate U.S. economic growth as a result of higher interest rate increases. As always, the managers seek to maintain a balance between risk and potential for return in the Portfolio.

NOTE: The views expressed are those of the Portfolio managers as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date      1 Year       3 Years      5 Years      10 Years
       ------------      ------       -------      -------      --------
          3.78%          8.10%        13.22%       15.45%       13.01%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

** The Lehman Brothers Government Corporate Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

                                     MDA-4

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve maximum capital appreciation.

INCEPTION DATE
4/29/88

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in stocks of mid capitalization companies that have growth potential.

NET ASSETS
$1.7 billion

PORTFOLIO MANAGER
Catherine Dudley, CFA

PERFORMANCE AT-A-GLANCE

For the first half of 2000 the Portfolio returned 8.63%. For the same period, the Russell MidCap Growth Index* returned 12.15% and its peer group, the Lipper Capital Appreciation Underlying Funds Average, returned 3.24%. The Portfolio's performance can be attributed to a sharp correction in technology stocks in March and disappointing performance in consumer discretionary and computer software stocks.

PORTFOLIO ACTIVITY

The Portfolio's investment in healthcare, technology and producer durables helped performance during the period. In the first quarter, companies such as Sandisk, a consumer electronics company, Ciena, a telecommunications networking manufacturer, and Network Appliances, a data storage company, all benefited from new product cycles and reported strong earnings growth. In the second quarter, the three best performers were ADC Telecom, a leader in telecommunications equipment, ALZA, a drug manufacturer, and BEA Systems, a leader in Internet infrastructure development. However, Portfolio management was disappointed by the performance of consumer discretionary Royal Caribbean, and computer software stocks, Phone.com and Qlogic.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                              as of June 30, 2000

                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
ALZA Corp. ..................................      2.90%
ADC Telecommunications, Inc. ................      2.44%
CIENA Corp. .................................      2.24%
Lehman Brothers Holdings, Inc. ..............      2.24%
Novellus Systems, Inc. ......................      2.16%
Macromedia, Inc. ............................      2.15%
Andrx Corp. .................................      2.10%
Genzyme Corp. ...............................      1.98%
Cypress Semiconductor Corp. .................      1.90%
Waters Corp. ................................      1.83%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

As the market grew increasingly volatile, investors sought liquidity and high-quality names. That helped the Portfolio because the manager's focus has consistently been on quality growth stocks in the mid-cap market and the manager had lowered weightings in higher risk profile technology names. The Portfolio's investments in consumer cyclical stocks were also reduced reflecting concerns that further interest rate hikes would slow the economy and hurt profitability for consumer-related companies. The Portfolio manager raised exposure to energy stocks -- especially those involved in natural gas exploration and production, due to an increasingly positive longer-term outlook for higher prices and a strong demand environment.

PORTFOLIO OUTLOOK

The Portfolio manager will continue to focus on high-quality, high-growth companies with solid, competitive advantages and catalysts that could help boost their stock prices. The restructuring of the Portfolio has been completed and investors can expect to see returns consistent with those of other mid-cap growth funds in the future.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date       1 Year       3 Years       5 Years       10 Years
       ------------       ------       -------       -------       --------
          8.63%           38.66%        20.40%        15.44%        16.34%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Russell MidCap Growth Index is an unmanaged measure of the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.

                                     MDA-5

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index.

INCEPTION DATE
5/1/90

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in the common stock of companies which are included in the "S&P 500" Index.

NET ASSETS
$4.3 billion

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE

The total return for the Portfolio for the first 6 months of 2000 was -0.54%. The Standard & Poor's 500 Composite Stock Price Index* ("S&P 500 Index"), which the Portfolio is designed to track, returned -0.42% for the same period. The Portfolio's performance can be attributed to the heavily weighted technology sector experiencing weak performance which was offset by health care, the best performing sector, during the first half of 2000.

The S&P 500 Index consists of 500 U.S. large capitalization stocks.

PORTFOLIO ACTIVITY

The volatility for the first half of the year was nearly double historical averages for the S&P 500 Index. The index started the year on a weak note and dipped down -9.00% to a low of 1333 on February 25. In March, the S&P 500 Index rallied 9.70% and posted its highest monthly gain in nine years. The gain reversed between March 31 and April 14 during which time the benchmark dipped down -9.44%. During the remainder of the six-months, the Portfolio took a bumpy ride upward to close nearly flat.

Health care was the best performing sector within the MetLife Stock Index Portfolio with a return of 22.70%.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                              as of June 30, 2000

                                             % of Total
Security                                      Net Assets
---------------------------------------------------------
General Electric Co. .......................     4.15%
Intel Corp. ................................     3.54%
Cisco Systems Inc. .........................     3.50%
Microsoft Corp. ............................     3.33%
Pfizer, Inc. ...............................     2.39%
Exxon Mobil Corp. ..........................     2.16%
Wal-Mart Stores, Inc. ......................     2.03%
Oracle Corp. ...............................     1.89%
Citigroup Inc. .............................     1.61%
Nortel Networks Corp. ......................     1.60%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

It also had the largest positive contribution to the semi-annual S&P 500 Index return, which yielded 23.50%. Due to its strong performance, the weight of the health care sector in the benchmark grew from 9.00% at the beginning of the period to 11.5% at the close. Conversely, Microsoft, which was down -31.50% for the first half of the year, slipped from a beginning of the year benchmark weight of 4.90% to a mid-year weight of 3.40%. Out of the fourteen names added to the S&P 500 Index this quarter, seven were added to the technology sector. There are now 77 names in this sector, which comprises 33.10% of the total index.

PORTFOLIO OUTLOOK

Portfolio management believes factors that could impact stock prices for the balance of the year include the Federal Reserve Board's interest rate policy, oil prices, continued market volatility and the overall performance of the technology sector.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date       1 Year       3 Years      5 Years      10 Years
       ------------       ------       -------      -------      --------
          -0.54%           6.98%       19.18%       23.28%        17.40%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* Standard & Poor's 500 Composite Stock Price (S&P 500) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-6

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO*
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION DATE
7/1/91

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Common stocks of companies outside the United States.

NET ASSETS
$343.0 million

LEAD PORTFOLIO MANAGER*
Omid Kamshad

----------------
DIVERSIFICATION
  BY COUNTRY
  AND REGION
----------------

       as of
June 30, 2000 Based
 on Market Value of
    Investments

United
Kingdom ................ 19.8%
Japan .................. 15.5%
France ................. 15.0%
Netherlands ............  8.3%
Switzerland ............  7.9%
Other Europe ...........  6.6%
Other Americas .........  6.4%
Other Asia/
Pacific Basin ..........  6.3%
Sweden .................  3.8%
Italy ..................  3.6%
Finland ................  3.5%
South Korea ............  3.3%

PERFORMANCE AT-A-GLANCE

The Portfolio returned -0.43% for the 6-month period ending 6/30/00, far outpacing the performance of its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index**, which returned -4.06% for the same period. The Portfolio's peer group, the Lipper International Underlying Funds Average, returned -3.53%. The Portfolio's outperformance was mainly attributed to strong stock selection and positive country allocation in the first half of 2000.

PORTFOLIO ACTIVITY

The Portfolio sharply outpaced its benchmark in the first quarter, followed by a slight relative underperformance in the second quarter. The positive performance from overweight positions in the strong telecommunications, media, and technology sectors was trimmed by a decline in high tech holdings. The Portfolio remained overweighted in technology, concentrating on select companies within this sector. Benefits were gained from overweights in Sweden, France, and Finland, as well as underweighting the United Kingdom and the non-EAFE(R) positions in Canada, South Korea, Brazil, and Mexico. Underweighted positions in the poorly performing Japanese and German equity markets helped offset some of the Portfolio's declines during the period.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
Total Fina .................................      4.36%
Vodafone Airtouch ..........................      3.67%
Shell Transport & Trading ..................      2.95%
Koninklijke Philips Electric ...............      2.91%
Nippon Telegraph & Telephone Corp. .........      2.82%
Nokia Oyj ..................................      2.78%
ING Groep ..................................      2.56%
NEC Corp. ..................................      2.15%
Samsung Electronics Ltd. ...................      2.04%
Nortel Networks Corp. ......................      1.99%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to in these invest countries, securities, or industries.

PORTFOLIO OUTLOOK

The Portfolio managers remain cautiously optimistic about the outlook for global economic growth amid rising interest rates in the United States and Europe and benign inflation worldwide. A more stable interest rate environment is expected in Europe and the United States, while interest rates in Japan are expected to rise above 1% over the next 12 months. In the near term, the Portfolio managers expect international equity markets to remain volatile. While the Portfolio reduced exposure to the telecom sector, enthusiasm about semiconductor stocks remains, as home electronics and communications devices create demand. The stance toward Continental Europe remains neutral. France remains a favorite market and the managers are optimistic about the Dutch and Swiss markets. While there are attractive investment opportunities in Japan, there is concern that the recent cyclical recovery will reduce the pace of corporate restructurings that are critical to Japan. Generally, the Portfolio managers believe international equity markets will continue to broaden and have focused on market leaders with reasonable valuations across all sectors.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date       1 Year       3 Years      5 Years      10 Years
       ------------       ------       -------      -------      --------
          -0.43%          11.45%        7.07%        7.30%         N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

*    Formerly Santander International Stock Portfolio.
** The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

                                     MDA-7

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve high total investment return through a combination of current income and capital appreciation.

INCEPTION DATE
3/3/97

ASSET CLASS
High Yield Bonds

UNDERLYING INVESTMENTS
Normally invests at least 65% of its assets in below investment grade fixed-income securities (commonly referred to as "junk bonds").

NET ASSETS:
$69.5 million

AVERAGE BOND QUALITY:
B1

PORTFOLIO MANAGERS
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney,CFA

PERFORMANCE AT-A-GLANCE

For the first half of 2000, the Portfolio returned 3.19%, outperforming its benchmark, the Merrill Lynch High Yield Bond Index*, which returned -1.19% for the same period. The Portfolio's peer group, the Lipper High Yield Underlying Funds Average, returned -1.15% over the same period. The Portfolio's outperformance of its benchmark is attributed to its overweighting in Yankee bonds and convertible securities.

PORTFOLIO ACTIVITY

The broader bond market experienced three rate increases by the Federal Reserve Board followed by a gradual move away from an interest rate tightening bias. The bond market realized an inversion of the yield curve (long-term rates are lower than short-term rates) and the beginning of long-term Treasury Bond buybacks. The Treasury market tightened with the ensuing yields of the 10- and 30-year Treasury down to 6.03% and 5.90%, a drop of 41 and 58 basis points, respectively. With the long-term Treasury yields plummeting, risk aversion was prevalent throughout the market. Corporate bonds were not deemed attractive in light of the safe haven of the Treasury market.

As the end of the period approached, investors began to regain confidence in the bond market with signs of a slowing economy alleviating concerns about interest rate movements, equity fluctuations and market liquidity. Equity volatility influenced sentiment towards convertible and emerging market debt, which helped buoy the Portfolio. Spreads began to tighten through June allowing corporate credits to rally and gradually regain momentum. The new issue market was active to close out the first half of the year, which enabled investors to trade bonds in the absence of secondary market liquidity. With trading volume remaining low in high yield corporates, mutual funds continued to experience outflows, which weakened prices.

PORTFOLIO OUTLOOK

The Portfolio will maintain its long-term investment strategy of buying longer-duration discounted bonds. The Portfolio managers believe that the outlook for Latin America and Asia remains positive with these markets maintaining their economic recoveries. The Portfolio managers are cognizant of short-term technical market strains, current yield environment and economic fundamentals. However, the managers' approach to the market remains taking specific risk (i.e. individual bond selection); their emphasis is on long-term capital and price appreciation.

NOTE: The views expressed are those of the Portfolio managers as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date        1 Year       3 Years        5 Years      10 Years
       ------------        ------       -------        -------      --------
           3.19%            8.63         4.58%           N/A           N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Merrill Lynch High Yield Bond Index is an unmanaged measure of high-yield bond market performance. Direct investment in the Index is not possible

                                     MDA-8

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To provide long-term growth of capital.

INCEPTION DATE
3/3/97

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

NET ASSETS
$2.5 billion

PORTFOLIO MANAGER
James P. Goff, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned -2.33% for the 6-month period ending 6/30/00, below the performance of its benchmark, the Standard & Poor's Mid Cap 400 Index*, which returned 9.06% for the same period. The Portfolio's peer group, the Lipper MidCap Underlying Funds Average, returned 8.54% over the same period. The Portfolio's performance can be attributed primarily to a difficult market environment that worked against many of the holdings in fast-growing areas such as technology and telecommunications.

PORTFOLIO ACTIVITY

Consumers roared into 2000 with the same enthusiasm displayed throughout 1999. By the end of the period, however, three interest rate increases by the Federal Reserve Board began to slow the economy's momentum, creating a difficult environment for high-growth stocks. For example, the median stock in the tech-heavy Nasdaq Composite declined by more than 50% from its intra-period high, evidence of the market's extreme volatility. Still, first quarter earnings were the best Portfolio management has ever seen and second quarter earnings promise to be just as healthy. This gives the Portfolio's companies a strong, fundamental base of support in coming months as market conditions improve.

Individual disappointments included DoubleClick, which was caught in the sharp sell-off of technology shares and suffered from a perceived slowdown in Internet-based advertising. Nevertheless, the Portfolio manager believes

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                              as of June 30, 2000

                                             % of Total
Security                                     Net Assets
---------------------------------------------------------
Paychex, Inc. .................................  4.30%
SDL, Inc. .....................................  3.86%
Crown Castle International Corp. ..............  3.04%
VeriSign, Inc. ................................  3.01%
Sepracor, Inc. ................................  3.00%
Western Wireless Corp. ........................  2.70%
Millennium Pharmaceutical, Inc. ...............  2.66%
Vitesse Semiconductor Corp. ...................  2.57%
American Tower Corp. ..........................  2.35%
Abgenix, Inc. .................................  2.20%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

DoubleClick's dominance of the fast-growing Internet advertising industry will allow the company to continue to post dramatic revenue growth as it leverages its immense market power. Other companies that depend on a robust advertising market, including Lamar Advertising, AMFM and Radio One, slipped lower because of concerns that the Federal Reserve Board's efforts to cool the economy would curtail consumer spending and reduce advertising. The Portfolio manager is monitoring developments closely and has held onto positions because he is optimistic about the ability of these companies to rebound. The Portfolio's position in Paychex, an accounting and payroll provider, advanced substantially when it surprised Wall Street by logging a better-than-expected 36% earnings increase. The Portfolio manager was encouraged by Paychex's consistent 35%+ earnings growth over the last several years and looks for great things in coming months.

PORTFOLIO OUTLOOK

The prospect of a more stable interest rate environment is encouraging. Meanwhile, the Portfolio manager will continue to search for companies capable of producing stable, long-term growth by leveraging the manager's detailed, company-level research.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date       1 Year        3 Years       5 Years      10 Years
       ------------       ------        -------       -------      --------
          -2.33%          68.05%         50.00%         N/A          N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Standard & Poor's Mid Cap 400 Index is an unmanaged measure of mid cap stock market performance. Direct investment in the Index is not possible.

                                     MDA-9

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term capital growth.

INCEPTION DATE
3/3/97

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in a diversified group of small capitalization companies.

NET ASSETS
$372.0 million

PORTFOLIO MANAGER
Richard T. Whitney, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned 6.29% for the first six months of 2000, easily outpacing its benchmark, the Russell 2000(R) Growth Index*, which returned 1.23% for the same period. The Portfolio's peer group, the Lipper Small Cap Underlying Funds Average, returned 6.89% for the same period. The Portfolio's strong performance, despite the second quarter's small cap sell-off, can be attributed to investment selections in technology and biotech companies, the Portfolio's broad diversification and its overall conservative investment strategy relative to its peer group.

PORTFOLIO ACTIVITY

Markets surged early in the year, fueled by investor enthusiasm for technology, especially Internet stocks. Stocks fell sharply in mid-March due to a reconsideration of high-tech valuations and Federal Reserve Board interest rate hikes. New Economy stocks suffered most as investors sought out companies with stronger fundamentals. The Portfolio's top holdings included semiconductor developers Burr Brown and GlobeSpan, the biotech sector led by Techne (which makes calibrators for biotech research instruments) and Inhale Therapeutic Systems (which develops medication inhalant systems).

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                             % of Total
Security                                     Net Assets
----------------------------------------------------------
Techne Corp. ................................     0.78%
Burr-Brown Corp. ............................     0.77%
Diamond Technology Partners, Inc. ...........     0.76%
Polycom, Inc. ...............................     0.75%
Pericom Semiconductor Corp. .................     0.73%
Mercury Interactive Corp. ...................     0.72%
NorthEast Optic Network, Inc. ...............     0.71%
Plexus Corp. ................................     0.68%
Xircom, Inc. ................................     0.67%
Remedy Corp. ................................     0.67%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

Tech companies also were among the Portfolio's disappointments. Harmonic, a maker of fiber optic transmission systems, and Liberate Technologies, which designs and makes Internet-related software, suffered during the tech collapse. However, the sell-off presented an opportunity to take new positions in solid companies at bargain prices. These included data-storage maker Sandisk and pharmaceutical company PolyMedica.

PORTFOLIO OUTLOOK

The Portfolio manager remains optimistic about small cap prospects. Despite the high level of market volatility, small-capitalization companies have outperformed large caps so far this year. In addition, the combination of investors' focus on companies with stronger fundamentals and the addition of solid holdings at good prices should benefit the Portfolio manager's more conservative approach.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

       Year-to-Date      1 Year       3 Years      5 Years      10 Years
       ------------      ------       -------      -------      --------
          6.29%          31.97%       15.02%        N/A           N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Russell 2000 Growth Index is an unmanaged measure of small capitalization companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.

                                    MDA-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION DATE
3/3/97

ASSET CLASS
Large Cap Stocks/International Stocks

UNDERLYING INVESTMENTS
Invests, on a worldwide basis, in equity securities of companies that are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the debt securities of U.S. and foreign issuers.

NET ASSETS
$204.3 million

PORTFOLIO MANAGERS
William E. Holzer
Diego Espinoza**
Nicholas Bratt


PERFORMANCE AT-A-GLANCE

The Portfolio returned -1.54% for the first six months of 2000. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index*, returned -2.56% over the same period. The Portfolio's peer group, the Lipper Global Underlying Funds Average, returned -0.25%.

The Portfolio's investment style can be described as a research driven, top-down/bottom-up approach. The top-down aspect is thematic rather than geographic. The Portfolio's performance can be broadly characterized by the Portfolio's themes


PORTFOLIO ACTIVITY

Portfolio positioning still resembles a barbell, exposed at one end to technology through our "Empowered Consumer" and "Virtuality" themes (which provide new electronic infrastructure and electronic markets to facilitate the purchase of goods and services). At the other, the Portfolio is exposed to consolidation and capital discipline in the traditional economy represented by the "Ultimate Subcontractor" (the world's cheapest producers that are able to retain their wealth) and "Secure Streams of Income"


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                             % of Total
Security                                      Net Assets
----------------------------------------------------------
NEC Corp.....................................    1.74%
Toshiba Corp.................................    1.71%
Aventis......................................    1.63%
Carlton Communications.......................    1.63%
Siemens......................................    1.60%
Yamanouchi Pharmaceuticals Ltd...............    1.58%
Enron Corp...................................    1.55%
AT&T Corp....................................    1.53%
Rio Tinto....................................    1.40%
Woodside Petroleum Ltd.......................    1.37%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.
--------------------------------------------------------------------------------

(which provide stable income in deregulated environments) themes.

The main portfolio initiative has been tactical. The Portfolio managers have sought to contain and improve the quality of the technology, media and telecommunication exposure under the "Empowered Consumer" theme and to maintain a sharp eye on absolute risk by balancing this exposure with the relatively non-correlated investments in mining and raw materials producers under the "Ultimate Subcontractor" theme.

The strongest contribution to performance was registered by some of the Portfolio's maturing themes -- "First World Health," the "Ultimate Subcontractor" and "Secure Streams of Income." The Portfolio's largest detractors were "Empowered Consumer," "Virtuality" and "Darkside Restructuring II" (the restructuring of Japanese companies).


PORTFOLIO OUTLOOK

Market leadership is narrowing, market volatility is increasing, and the balance of opportunity and risk is changing, with stock prices leaving little room for disappointment whether due to macro or micro economic factors. The Portfolio managers' strategic view, embodied in the barbell shape of the Portfolio described above, is standing the test of difficult market conditions and so remains the same. Portfolio actions will concentrate on making tactical adjustments to both the Portfolio's technology and traditional economy holdings, while moderating Japanese exposure and keeping a careful eye on absolute risk during an interesting period of transition.


--------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
--------------------------------------------------------------------------------
                               as of June 30, 2000
                      Based on Market Value of Investments

                        United States ........... 31.3%
                        Japan ................... 22.3%
                        United Kingdom .......... 16.9%
                        Germany .................  9.7%
                        France ..................  5.3%
                        Canada ..................  4.1%
                        Australia ...............  3.5%
                        Switzerland .............  3.3%
                        Brazil ..................  1.4%
                        South Africa ............  1.3%
                        Other Asia/
                        Pacific Basin ...........  0.9%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
   -1.54%           13.56%         13.20%           N/A             N/A


The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged commonly used measure of U.S. and foreign stock market performance. Direct investment in the Index is not possible.

** As of 8/4/00, Mr. Espinoza is no longer a manager of this portfolio.

                                     MDA-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To seek long-term capital appreciation.

INCEPTION DATE
11/9/98

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in equities securities of large capitalization U.S. companies.

NET ASSETS
$41.2 million

PORTFOLIO MANAGERS
William C. Nygren, CFA
Kevin G. Grant,CFA


PERFORMANCE AT-A-GLANCE

The Portfolio returned -5.38% for the 6-month period ending 6/30/00, below the performance of its benchmark, the Russell 1000 Value Index*, which returned -4.23% for the same period. The Portfolio's peer group, the Lip-per Growth Underlying Funds Average, returned 3.29%. In spite of the implications of rising interest rates and reports of a slowing economy, which weighed heavily on investors' minds during the second quarter, the portfolio outperformed its benchmark.


PORTFOLIO ACTIVITY

The Portfolio Managers increased the number of positions in the Portfolio from 27 to 43 stocks. The managers feel this change reduced stock selection risk and highlighted the attractiveness of our investment universe. New names in the Portfolio include Nabisco Holdings, Heinz, Kroger and Newell Rubbermaid. The Portfolio will continue to own between 40-50 mid and large capitalization stocks.

A few stocks significantly affected performance for the period. A mixture of company-specific events caused price declines in Bank One, H & R Block and Sybron International. These losses were offset by strong performances in Mattel, Lockheed Martin and Philip Morris as well as in the new holdings of Nabisco Holdings and Heinz.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
Nabisco Holdings Corp........................     4.46%
Fortune Brands, Inc. ........................     4.33%
Washington Mutual, Inc. .....................     4.21%
Black & Decker Corp. ........................     3.39%
Brunswick Corp. .............................     3.38%
Mattel, Inc. ................................     3.31%
Dun & Bradstreet Corp. ......................     3.20%
Cooper Industries, Inc. .....................     2.77%
Heinz (H.J.) Co. ............................     2.65%
First Data Corp. ............................     2.53%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

PORTFOLIO OUTLOOK

The market's increasing volatility is a fertile source of investment ideas for the Portfolio managers. Momentum investors are quickly disappointed in businesses that experience negative short-term operating results. As a result, momentum investors will often sell such stocks regardless of price. These actions create opportunity by allowing the managers to purchase stocks at reduced prices. As investors, not traders, the managers believe there is more stability in business value than in stock prices. The Portfolio managers believe that seeking out companies with capable management at a discounted price will produce attractive investment returns over time with less risk.

NOTE: The views expressed are those of the Portfolio managers as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
  -5.38%           -22.38%           N/A            N/A             N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Direct investment in the Index is not possible.

                                     MDA-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To seek capital growth.

INCEPTION DATE 11/9/98

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in common stocks of mid capitalization companies.

NET ASSETS
$48.0 million

PORTFOLIO MANAGERS
Robert Gendelman
S. Basu Mullick


PERFORMANCE AT-A-GLANCE

The Portfolio's return for the first half of 2000 was 7.18%, outpacing its benchmark, the S&P/BARRA Mid Cap 400 Value Index*, which returned 3.45%. The Funds peer group, the Lipper MidCap Underlying Funds Average, posted a gain of 4.30%. The Portfolio's performance can be attributed to investors moving to well performing, more reasonably priced growth alternatives in which sectors the portfolio was well represented such as energy, utilities and healthcare stocks.


PORTFOLIO ACTIVITY

Utility and Energy holdings performed well in the second quarter, spurred by high natural gas and crude oil prices while a few Technology holdings were hit hard by negative sentiment. Top contributors included Anadarko Petroleum, an oil and gas exploration and production company, Coastal Corp., a natural gas company, and AES Corp., a global independent power producer. The Financial Services sector contributed positively to returns as a result of good stock selection and a relatively heavy weighting. Property and casualty insurer ACE Ltd. and student loan provider SLM Holdings had positive impacts on returns as well. Comdisco was one drag on Portfolio returns and Parametric Technology, despite


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                            % of Total
Security                                    Net Assets
----------------------------------------------------------
Genzyme Corp ...............................  2.05%
AES Corp ...................................  1.98%
AH Belo Corp ...............................  1.92%
SLM Holding Corp ...........................  1.92%
Starwood Hotels &
Resorts Worldwide, Inc. ....................  1.88%
General Dynamics Corp ......................  1.87%
Tenet Healthcare Corp ......................  1.85%
SPX Corp ...................................  1.79%
Kansas City Southern Industries, Inc. ......  1.66%
ACE Ltd ....................................  1.66%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

selling the stock early in the quarter, was another. EchoStar Communications and Smurfit-Stone Container, both removed from the Portfolio, also held back returns.


PORTFOLIO OUTLOOK

The Portfolio managers are cautiously optimistic about the stock market's future. Over the near term, economic uncertainty is expected to create continued heightened volatility. If the Federal Reserve Board's interest-rate hikes ultimately slow the economy without triggering a recession, stocks should rally. Over the longer term, if investors continue to emphasize valuations as well as growth rates, mid cap value stocks should continue to create attractive opportunities for long-term investors.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
  7.18%              6.64%           N/A            N/A             N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The S&P Mid Cap 400/BARRA Value Index is an unmanaged measure of stocks in the Standard & Poor's Mid Cap 400 Index having the lowest book to price ratios. Direct investment in the Index is not possible.

                                     MDA-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term capital growth, and secondarily, dividend income.

INCEPTION DATE
11/9/98

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in large cap stocks that demonstrate sustained growth characteristics.

NET ASSETS
$129.0 million

PORTFOLIO MANAGER
Robert W. Smith


PERFORMANCE AT-A-GLANCE

The Portfolio returned 7.53% for the 6-month period ending 6/30/00, well ahead of the performance of its composite benchmark, 80% Standard & Poor's 500 Composite Stock Price Index* / 20% Morgan Stanley Capital International (MSCI) EAFE(R) Index**, which returned for the same period of -1.15%. The return of the Portfolio's peer group, the Lipper Growth & Income Underlying Funds Average, was -1.13%. The Portfolio's superior performance can be attributed to its investments in wireless communication, semiconductor and pharmaceutical companies.


PORTFOLIO ACTIVITY

Although the first half of the year was volatile, the focus on several macroeconomic trends and avoidance of problems specific to individual companies provided good Portfolio performance. The Portfolio built positions in Analog Devices, Applied Micro Circuits, Pharmacia, Macromedia, Viacom, Crown Castle International, Gillette, Motorola, China Mobile Limited, Philips Electronics, Providian Financial, and SDL. The portfolio manager attempted to take advantage of the market's fickleness by purchasing newer growth companies like Ariba when the market corrected in early spring.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000
                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
Pfizer, Inc. ................................     3.32%
Cisco Systems, Inc. .........................     2.73%
Microsoft Corp. .............................     2.45%
General Electric Co. ........................     1.89%
Citigroup, Inc. .............................     1.85%
Tyco International Ltd. .....................     1.85%
Intel Corp. .................................     1.72%
Federal Home Loan Mortgage Corp. ............     1.66%
Dell Computer Corp. .........................     1.66%
Corning, Inc. ...............................     1.65%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


PORTFOLIO OUTLOOK

While the Portfolio manager struggles with valuations and future prospects of many New Economy companies, they feel shifting market currents need to be recognized. Accordingly, the Portfolio manager will consider owning more of these companies when their future appears clearer and they have more solid financial underpinnings. With interest rate uncertainty in the air, stocks may experience some pressure. However, over the long term, a smooth transition to slower growth will be beneficial. The Portfolio manager will continue to monitor the health of the Portfolio's holdings and remains optimistic about the Portfolio's growth prospects.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
   7.53%            20.88%           N/A            N/A            N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

** The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

                                     MDA-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the Lehman Brothers Aggregate Bond Index.

INCEPTION DATE
11/9/98

ASSET CLASS
U.S. Bonds

UNDERLYING INVESTMENTS
Normally invests most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

NET ASSETS
$135.4 million

AVERAGE BOND QUALITY:
AA+

PORTFOLIO MANAGEMENT
MetLife Investment Department


PERFORMANCE AT-A-GLANCE

During the first half of 2000, the Portfolio returned 3.92% while the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index*, returned 3.99% for the same period. An index portfolio cannot exactly duplicate its benchmark index's return because of differences that result primarily from sampling, pricing, and transaction costs. The Portfolio's return primarily reflects reduced supply of long treasury securities as well as a flight to quality in the face of increasingly volatile equity markets during the first half of 2000.


PORTFOLIO ACTIVITY

The first half of 2000 began with an upward sloping yield curve and ended with an inverted yield curve, with two year Treasury rates 46 basis points higher than thirty year Treasury rates. Interest rates were higher at the short end of the curve as continued strong growth in the U.S. and global economies led to continued tightening of the monetary supply by the Federal Reserve Board ("Fed"). The targeted Fed Funds rate increased by 1.00% during the first half of 2000, to 6.50%. Helping to drive interest rates lower at the long end of the curve was the $30 billion U.S. Treasury buyback program. Through June 30, $15 billion of long maturity U.S. Treasuries had been repurchased with the remainder scheduled for the second half of the year. The reduction in supply has led to higher prices and lower yields for these securities.

On balance, the yield advantage of corporate bonds and mortgage-backed securities over U.S. Treasury bonds was wider during the first half of the year than year-end 1999 levels, which accounted for the underperformance of these asset sectors relative to Treasury bonds.


PORTFOLIO OUTLOOK

The Portfolio's objective is to match the return of its benchmark index. Factors that impact the return include Federal Reserve Board action and global economic growth trends. With some data suggesting the U.S. economy may be showing signs of slower growth, the markets' expectation for further Fed tightening has diminished. As a result, the portfolio manager believes the current market outlook is positive for most asset sectors, including corporates, mortgage-backed securities, Treasuries and U.S. agencies.

NOTE: The views expressed are those of Portfolio management as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
  3.92%             4.44%            N/A            N/A             N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

--------------------------------------------------------------------------------
              LEHMAN BROTHERS AGGREGATE BOND INDEX ASSET SELECTORS
--------------------------------------------------------------------------------

                                    [GRAPH]

Mortgage-Backed Securities (34%)
U.S. Treasuries (31%)
Asset-Backed Securities (1%)
Collateralized Mortgage-Backed Securities (1%)
U.S. Agencies (10%)
Corporates (23%)


* The Lehman Brothers Aggregate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

                                     MDA-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the MSCI EAFE(R) Index.

INCEPTION DATE 11/9/98

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in securities included in the MSCI EAFE(R) Index, which primarily includes equity securities in countries outside the U.S.

NET ASSETS
$91.0 million

PORTFOLIO MANAGEMENT
MetLife Investment Department


PERFORMANCE AT-A-GLANCE

The Portfolio returned -4.35% for the first half of the year. The Morgan Stanley Capital International (MSCI) EAFE(R) Index*, which the Portfolio is designed to track, returned -4.06% for the same period. The Portfolio cannot exactly duplicate the MSCI EAFE(R) Index's return because of differences that primarily result from sampling, pricing and transaction costs.

The Portfolio is managed on a sampling basis and normally owns most of the companies in the MSCI EAFE(R) Index, which is comprised of approximately 1,000 companies in developed markets outside the U.S.


PORTFOLIO ACTIVITY

Similar to the U.S. broad market indexes, the MSCI EAFE(R)Index experienced significant volatility for the first half of the year. The Index sold off in January and then rallied to close nearly flat at 0.20% in the first quarter. The Index once again declined in May then attempted to rally in June only to close down -3.96% in the second quarter and -4.06% for the first half of the year.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000

                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
Nokia Oyj....................................    2.44%
Vodafone Airtouch............................    2.43%
BP Amoco.....................................    2.14%
Deutsche Telekom.............................    1.70%
Nippon Telegraph & Telephone Corp. ..........    1.67%
Toyota Motor Corp. ..........................    1.66%
Ericsson (LM) Telephone......................    1.51%
France Telecom...............................    1.40%
Royal Dutch Petroleum........................    1.30%
Total Fina...................................    1.13%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

Telecommunication services was the worst performing industry for both this quarter (down -21.25%) and year-to date (down -16.86%). Consumer staples was the best performer in the second quarter, up 10.56%. As of mid-year, health care was the best performing industry, up 10.02%. Japan, which holds the largest MSCI EAFE(R) country weighting at 26.88%, returned a -6.19% for the quarter and is down -5.37% year-to-date.


PORTFOLIO OUTLOOK

Factors that could impact the stock prices of companies in the MSCI EAFE(R) Index during the second half of 2000 include global interest rates, oil prices and continued market volatility.

NOTE: The views expressed are those of Portfolio management as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.


--------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
--------------------------------------------------------------------------------
                               as of June 30, 2000
                      Based on Market Value of Investments

                          Japan ................ 26.8%
                          United Kingdom ....... 19.5%
                          France ............... 11.4%
                          Germany ..............  8.6%
                          Other Asia/
                          Pacific Basin ........  5.9%
                          Switzerland ..........  5.7%
                          Netherlands ..........  5.4%
                          Italy ................  4.4%
                          Sweden ...............  3.3%
                          Finland ..............  3.1%
                          Other Europe .........  3.0%
                          Spain ................  2.9%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
  -4.35%            15.41%           N/A            N/A             N/A


The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

                                     MDA-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the return of the Russell 2000(R) Index.

INCEPTION DATE
11/9/98

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in common stocks included in the Russell 2000(R) Index.

NET ASSETS
$128.9 million

PORTFOLIO MANAGEMENT
MetLife Investment Department


PERFORMANCE AT-A-GLANCE

The Portfolio closed with a semi-annual return of 2.40%, below the 3.04% return of the Russell 2000(R) Index*, which the Portfolio is designed to track. The Portfolio cannot exactly duplicate the Russell 2000 Index's return because of differences that primarily result from sampling, pricing and transaction costs. However, the Portfolio's performance can be attributed to the strong performance of the health care sector, which offset the impact of the weak performances of the technology and utilities sectors.

The Portfolio is managed on a sampling basis and owns approximately 1,500 of the stocks in the Index. The Russell 2000 Index is comprised of approximately 2,000 U.S. small capitalization stocks.


PORTFOLIO ACTIVITY

Dividend income accounted for 0.32% of the total return. Similar to the larger capitalization S&P 500, volatility seemed to be the theme for the smaller capitalization stocks in the Russell 2000. The Portfolio started the year on a weak note, however February and March brought a rally sending the return of the Portfolio to a 20.00% high on March 9. The Portfolio then sold off sharply, hitting a low on April 14 of -9.82%, followed by a rally in May and June.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000
                                              % of Total
Security                                      Net Assets
----------------------------------------------------------
iShares Trust ...............................  1.60%
MRV Communications, Inc. ....................  0.34%
Digital Island, Inc. ........................  0.31%
Selectica, Inc. .............................  0.29%
Niku Corp. ..................................  0.28%
Coherent, Inc. ..............................  0.22%
Quantum Effect Devices, Inc. ................  0.21%
Plexus Corp. ................................  0.20%
Netro Corp. .................................  0.19%
Informatica Corp. ...........................  0.19%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

Health care was the best performing sector this quarter returning 18.52%. Due to its strong performance, the weight of the health care sector in the index grew from 9.86% on December 31, 1999 to 12.36% at the close of June, 2000. The heavily weighted technology sector experienced weak performance in the first half of 2000, losing 13.97%. Utilities were also weak, losing 16.17%.

The Russell 2000 Index underwent its annual reconstitution on June 30, 2000. In total, 513 companies were added to the index and 375 were deleted. The difference of 138 names is due to attrition throughout the period between annual reconstitutions. The annual Russell 2000 reconstitution generated an approximate 35.00% turnover.

PORTFOLIO OUTLOOK

Factors that could impact stock prices during the second half of 2000 include the Federal Reserve's interest rate policy, oil prices, continued market volatility and the overall performance of the technology sector.

NOTE: The views expressed are those of Portfolio management as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000


Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
   2.40%            13.98%           N/A            N/A             N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Russell 2000(R) Index is an unmanaged, commonly used measure of small stock market performance. Direct investment in the Index is not possible.

                                     MDA-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO*
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve capital growth.

INCEPTION DATE
5/1/00

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in common stocks of large capitalization companies believed to offer attractive growth prospects.

NET ASSETS
$8.5 million

PORTFOLIO MANAGER
Jeffrey Lindsey


PERFORMANCE AT-A-GLANCE

The Portfolio returned -0.1% for the 2-month period ending 6/30/00, underperforming its benchmark, the Russell 1000 Growth Index, which had a return of 1.2% for the same period. The Portfolio's peer group, Lipper Growth Underlying Funds Average, returned 0.84% for the same period. The Portfolio's performance can be attributed to good stock selection in the conglomerate and healthcare sectors that aided results, but which was offset by disappointing returns in technology and consumer staples.


PORTFOLIO ACTIVITY

During the period the technology-laden NASDAQ sank nearly 40%, which coincided with the government's ruling against Microsoft. It bounced back to end the second quarter with a loss of 13%, which coincided with a quarter-end rally in technology stocks. The Portfolio was also impacted by high energy costs during the first six months of the year, and by the Federal Reserve Board's decision to raise interest rates three times. In June, when the Federal Reserve Board was due to consider yet another interest rate increase, slowing retail sales and other indications of a moderating economy prevented them from doing so. While growth equities continued to lead value during the period, market preference shifted to the relative stability of large cap stocks.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2000
                                               % of Total
Security                                       Net Assets
----------------------------------------------------------
General Electric Co. ........................     5.95%
Cisco Systems ...............................     5.27%
Nokia Corp. .................................     4.58%
Pfizer Inc. .................................     4.46%
Intel Corp. .................................     4.24%
Microsoft Corp. .............................     3.76%
Sun Microsystems, Inc. ......................     3.69%
Oracle Corporation ..........................     3.56%
Viacom Inc. .................................     3.53%
Tyco International Ltd. .....................     3.17%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


PORTFOLIO OUTLOOK

The Portfolio manager's outlook is optimistic. While high energy prices are acting as a tax on our economy, it is important to note that the U.S. continues to exhibit a low inflation rate and a strong economy. In addition, it is believed that the economic environment will reward high-quality growth companies that are experiencing strong demand for their products and stable or improving pricing power. Therefore, the Portfolio will remain overweight in communications services, consumer staples, and financial services, with particular emphasis on the telecommunications, cable TV, broadcasting, media/entertainment, investment banking/brokerage and insurance industries.

NOTE: The views expressed are those of the Portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               as of June 30, 2000

Year-to-Date        1 Year         3 Years        5 Years        10 Years
------------        ------         -------        -------        --------
    -0.1%            N/A             N/A            N/A             N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* NOTE: Available as of May 1, 2000 only through certain variable products of New England Financial.

                                     MDA-18

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEW SUBSIDIZATION SCHEDULES
--------------------------------------------------------------------------------

FOR CERTAIN INDEX PORTFOLIOS OF THE METROPOLITAN SERIES FUND

RUSSELL 2000(R) INDEX PORTFOLIO:

On February 22, 2000, MetLife began paying all expenses (other than management fees, brokerage commissions, taxes, interest and ordinary or non-recurring expenses) in excess of .30% of the average net assets for the Russell 2000 Index Portfolio and will continue to do so until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first.

MORGAN STANLEY EAFE(R) INDEX PORTFOLIO:

As previously agreed, MetLife will pay all expenses (other than management fees, brokerage commissions, taxes, interest and ordinary or non-recurring expenses) in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all expenses (as described above) in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first.

                                     DIS-1

--------------------------------------------------------------------------------

                               SEMIANNUAL REPORT
                                     of the
                                  Metropolitan
                               Series Fund, Inc.


                                 June 30, 2000

--------------------------------------------------------------------------------

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
    SHARES              ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 96.3%
--------------------------------------------------------------------------------
Automotive: 2.0%
    825,200     *General Motors Corp. Cl. H                        $  72,411,300
--------------------------------------------------------------------------------
Banking: 1.3%
  1,058,350      Chase Manhattan Corp.                                48,750,247
--------------------------------------------------------------------------------
Biotechnology: 1.0%
     57,900     *Genentech, Inc.                                       9,958,800
    407,900      PE Biosystems Group                                  26,870,412
                                                                   -------------
                                                                      36,829,212
--------------------------------------------------------------------------------
Broadcasting: 4.0%
  1,579,300     *USA Networks, Inc.                                   34,201,716
  1,668,662     *Viacom, Inc. Cl. B                                  113,781,890
                                                                   -------------
                                                                     147,983,606
--------------------------------------------------------------------------------
Business Services: 2.8%
    902,800      First Data Corp.                                     44,801,450
  1,380,000      Interpublic Group of Cos., Inc.                      59,340,000
                                                                   -------------
                                                                     104,141,450
--------------------------------------------------------------------------------
Chemicals: 0.5%
    659,040      Dow Chemical Co.                                     19,894,770
--------------------------------------------------------------------------------
Computer Equipment & Service: 7.3%
  1,838,900     *Cisco Systems, Inc.                                 116,827,616
  1,410,900     *Dell Computer Corp.                                  69,619,097
  1,426,300     *Solectron Corp.                                      59,726,312
    146,738     *VeriSign, Inc.                                       25,876,241
                                                                   -------------
                                                                     272,049,266
--------------------------------------------------------------------------------
Drugs & Health Care: 7.1%
  3,452,525      Pfizer, Inc.                                        165,721,200
  1,907,700      Pharmacia Corp.                                      98,604,244
                                                                   -------------
                                                                     264,325,444
--------------------------------------------------------------------------------
Electrical Equipment: 3.8%
  2,629,500      General Electric Co.                                139,363,500
--------------------------------------------------------------------------------
Electronics: 6.9%
    136,100     *Agilent Technologies, Inc.                           10,037,375
    301,200     *Gemstar International Group Ltd.                     18,514,388
    855,400      Intel Corp.                                         114,329,556
    478,700      Lucent Technologies, Inc.                            28,362,975
    950,700      Motorola, Inc.                                       27,629,719
    845,900      Texas Instruments, Inc.                              58,102,756
                                                                   -------------
                                                                     256,976,769
--------------------------------------------------------------------------------
Entertainment & Leisure: 2.3%
    909,100      Harley-Davidson, Inc.                                35,000,350
  1,245,700      Walt Disney Co.                                      48,348,731
                                                                   -------------
                                                                      83,349,081
--------------------------------------------------------------------------------
Financial Services: 4.6%
    489,600      American Express Co.                                 25,520,400
  1,658,523      Citigroup, Inc.                                      99,926,011
    560,300      Morgan Stanley Dean Witter & Co.                     46,644,975
                                                                   -------------
                                                                     172,091,386
--------------------------------------------------------------------------------
Food & Beverages: 2.8%
    646,000      Anheuser-Busch Co., Inc.                             48,248,125
    951,600      Coca-Cola Co.                                        54,657,525
                                                                   -------------
                                                                     102,905,650
--------------------------------------------------------------------------------
Household Products: 1.6%
    511,300      Colgate-Palmolive Co.                                30,614,087
    108,900      Corning, Inc.                                        29,389,388
                                                                   -------------
                                                                      60,003,475
--------------------------------------------------------------------------------
Insurance: 5.9%
  2,521,515      ACE Ltd.                                             70,602,420
    673,725      American International Group, Inc.                   79,162,687
    398,200      Marsh & McLennan Cos., Inc.                          41,587,012
    803,500      St. Paul Cos., Inc.                                  27,419,438
                                                                   -------------
                                                                     218,771,557
--------------------------------------------------------------------------------
Medical Equipment & Supply: 4.6%
  1,109,800      Baxter International, Inc.                           78,032,812
    884,200     *Guidant Corp.                                        43,767,900
    463,300      Johnson & Johnson                                    47,198,688
                                                                   -------------
                                                                     168,999,400
--------------------------------------------------------------------------------
Multi-Industry: 2.6%
    162,200      Honeywell, Inc.                                       5,464,112
  1,956,600      Tyco International Ltd.                              92,693,925
                                                                   -------------
                                                                      98,158,037
--------------------------------------------------------------------------------
Office & Business Equipment: 2.4%
    807,000     *EMC Corp.                                            62,088,563
    253,300      International Business Machines Corp.                27,752,181
                                                                   -------------
                                                                      89,840,744
--------------------------------------------------------------------------------
Oil: 1.5%
    731,340      TOTAL SA ADR                                        56,176,054
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.9%
  1,628,500     *Ocean Energy, Inc.                                   23,104,344
    502,900     *R&B Falcon Corp.                                     11,849,581
                                                                   -------------
                                                                      34,953,925
--------------------------------------------------------------------------------
Oil-Equipment & Services: 2.1%
  1,441,600      Transocean Sedco Forex, Inc.                         77,035,500
--------------------------------------------------------------------------------
Oil-International: 3.2%
  1,428,700      Conoco, Inc. Cl. B                                   35,092,444
    569,400      Exxon Mobil Corp.                                    44,697,900
    640,000      Royal Dutch Petroleum Co.                            39,400,000
                                                                   -------------
                                                                     119,190,344
--------------------------------------------------------------------------------
Retail Trade: 5.1%
    269,400     *Best Buy Co., Inc.                                   17,039,550
  1,291,700      CVS Corp.                                            51,668,000
    534,800      Home Depot, Inc.                                     26,706,575
  2,007,400     *Staples, Inc.                                        30,926,506

                                     MSF-1

Metropolitan Series Fund, , Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                       VALUE
SHARES              ISSUE                                            (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:                          (Continued)
--------------------------------------------------------------------------------
Retail Trade: (Continued)
    1,053,700    Wal-Mart Stores, Inc.                             $  60,719,463
                                                                   -------------
                                                                     187,060,094
--------------------------------------------------------------------------------
Software: 5.8%
      578,100   *BEA Systems, Inc.                                    28,561,753
      287,600   *Intuit, Inc.                                         11,881,475
    1,523,800   *Microsoft Corp.                                     121,856,381
      502,900   *Oracle Corp.                                         42,259,316
      100,199   *Veritas Software Corp.                               11,319,356
                                                                   -------------
                                                                     215,878,281
--------------------------------------------------------------------------------
Technology: 0.2%
       48,200   *Cree, Inc.                                            6,443,737
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 11.2%
      344,400   *Amdocs Ltd.                                          26,432,700
    1,299,000  *+American Tower  Corp. Cl. A                          54,152,062
      503,700   *Comverse Technology, Inc.                            46,859,841
      732,800   *Nextel Communications, Inc.Cl. A                     44,815,300
      886,400   *Nokia Corp. ADR                                      44,264,600
    1,247,100    Nortel Networks Corp.                                85,114,575
    1,114,900  *+Qwest Communications International, Inc.             55,396,594
    1,251,300   *WorldCom, Inc.                                       57,442,490
                                                                   -------------
                                                                     414,478,162
--------------------------------------------------------------------------------
Utilities-Electric: 1.6%
    1,326,000   *AES Corp.                                            60,498,750
--------------------------------------------------------------------------------
Utilities-Telephone: 1.2%
      727,600  *+Sprint Corp. PCS Group Ser. 1                        43,292,200
                                                                   -------------
                 TOTAL COMMON STOCK
                (Cost: $2,799,612,715)............................ 3,571,851,941
                                                                   -------------

--------------------------------------------------------------------------------
FACE                                         INTEREST     MATURITY      VALUE
AMOUNT              ISSUE                      RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 5.6%
--------------------------------------------------------------------------------
$25,755,000   American Express
              Credit Corp.                    6.880%        7/3/00  $25,755,000
  5,391,000   Citicorp                        6.550%       7/11/00    5,391,000
 30,000,000   DaimlerChrysler
              Holding Corp.                   6.600%       7/11/00   30,000,000
 26,987,000   DaimlerChrysler
              Holding Corp.                   6.700%       7/14/00   26,987,000
 14,454,000   DaimlerChrysler
              Holding Corp.                   6.780%        7/7/00   14,454,000
 22,000,000   Ford Motor Credit Co.           6.530%       7/11/00   22,000,000
 15,000,000   Ford Motor Credit Co.           6.540%        7/6/00   15,000,000
  3,170,000   Ford Motor Credit Co.           6.580%        7/6/00    3,170,000
 35,040,000   Goldman Sachs Group
              LP                              6.750%        7/7/00   35,000,580
  8,000,000   Household Finance
              Corp.                           6.530%        7/6/00    8,000,000
 22,720,000   Household Finance
              Corp.                           6.880%      7/3/00 $   22,720,000
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $208,477,580)                                  208,477,580
                                                                 ---------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS : 101.9%
              (Cost: $3,008,090,295)                              3,780,329,521
              OTHER ASSETS LESS LIABILITIES: (1.9)%                 (68,953,207)
                                                                 ---------------
              TOTAL NET ASSETS: 100.0%                            3,711,376,314
                                                                 ===============
LEGEND:


* Non-income producing security.
+ Securities on loan.
ADR (American Depository Receipt) represents ownership of foreign securities

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was $72,179,559 with collateral backing valued at $73,060,960.

See Notes to Financial Statements.

                                     MSF-2

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  STATE STREET RESEARCH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

JUNE 30, 2000 (Unaudited)
-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------

ASSETS:

Investments, at value (Note 1A) (1) ............................ $ 3,780,329,521
Cash ...........................................................              --
Foreign currencies held at value (2) ...........................              --
Receivable for investment securities sold ......................      35,587,148
Receivable for fund shares sold ................................           6,242
Receivable for dividends and interest ..........................       2,045,741
Daily variation on futures contracts (Note 11) .................              --
Unrealized appreciation on forward contracts (Note 10) .........              --
Collateral for securities loaned (Note 7) ......................      73,060,960
Other assets ...................................................         186,989
                                                                 ---------------
  Total Assets .................................................   3,891,216,601
                                                                 ---------------

LIABILITIES:

Payable for investment securities purchased ....................      75,481,801
Payable for capital stock repurchased ..........................       3,866,596
Unrealized depreciation on forward contracts (Note 10) .........              --
Return of collateral for securities loaned (Note 7) ............      73,060,960
Bank overdraft .................................................      25,739,921
Accrued investment management fee (Note 3) .....................       1,431,750
Accrued expenses and other liabilities .........................         259,259
                                                                 ---------------
  Total Liabilities ............................................     179,840,287
                                                                 ---------------
NET ASSETS: .................................................... $ 3,711,376,314
                                                                 ===============

COMPOSITION OF NET ASSETS:

Paid-in-capital ................................................   2,563,303,989
Undistributed (overdistributed) net investment income (loss) ...       8,701,092
Net unrealized appreciation (depreciation) .....................     772,239,226
Accumulated net realized gain (loss) ...........................     367,132,007
                                                                 ---------------
  Net Assets ................................................... $ 3,711,376,314
                                                                 ===============
  Shares Outstanding ...........................................      90,778,123
                                                                 ===============
  Net Asset Value Per Share .................................... $         40.88
                                                                 ===============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ....................................... $ 3,008,090,295
(2) Cost of foreign currency ...................................              --

See Notes to Financial Statements


-----------------------
STATEMENT OF OPERATIONS
-----------------------

INVESTMENT INCOME:

Interest (Note 1B) (1) ......................................... $    6,110,645
Dividends (Note 1B)  ...........................................     11,839,470
                                                                 --------------
Total Investment Income, Net of Withholding Taxes (2) ..........     17,950,115
                                                                 --------------

EXPENSES:

Investment management fee (Note 3A) ............................      8,506,757
Printing and distribution fees .................................        311,588
Custodian and transfer agent fees ..............................        214,660
Audit and tax service fees .....................................         11,942
Directors fees .................................................          3,864
Insurance fees .................................................          1,854
Other operating expenses .......................................          2,364
                                                                 --------------
Total expenses before reimbursement / reduction ................      9,053,029
Less: expense reimbursement ....................................             --
      expense reduction (Note 1H)  .............................         77,991
                                                                 --------------
Net expenses ...................................................      8,975,038
                                                                 --------------
Net Investment Income (Loss) ...................................      8,975,077
                                                                 --------------

NET REALIZED GAIN (LOSS) ON:

Investments ....................................................    330,409,396
Foreign currency transactions ..................................             --
Futures contracts ..............................................             --
                                                                 --------------
  Net Realized Gain (Loss) .....................................    330,409,396
                                                                 --------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency holdings
 and futures contracts (Notes 8,10,11)  ........................    953,566,782
End of period investments, foreign currency holdings and
 futures contracts (Notes 8,10,11) .............................    772,239,226
                                                                 --------------
  Net Unrealized Appreciation (Depreciation) ...................   (181,327,556)
                                                                 --------------
  Net Increase (Decrease) in Net Assets Resulting From
  Operations ................................................... $  158,056,917
                                                                 ==============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned ................................. $      310,120
(2) Withholding taxes ..........................................         82,972

                                     MSF-3

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO                             JUNE 30, 2000
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                               SIX MONTHS
----------------------------------                                                                 ENDED           YEAR ENDED
                                                                                               JUNE 30, 2000      DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                         (UNAUDITED)           1999
                                                                                              ---------------    ---------------
OPERATIONS:
  Net investment income (loss) .......................................................         $    8,975,077    $   19,604,206
  Net realized gain (loss) from investments, foreign
    currency holdings and futures contracts ..........................................            330,409,396       353,670,179
  Unrealized appreciation (depreciation) of investments, foreign
    currency holdings and futures contracts ..........................................           (181,327,556)      197,137,221
                                                                                               ---------------   ---------------
    Net increase (decrease) in net assets resulting from operations ..................            158,056,917       570,411,606
                                                                                               ---------------   ---------------
  DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ............................................................                     --       (20,342,834)
    Net realized gain from investment transactions ...................................                     --      (363,843,241)
                                                                                               ---------------   ---------------
    Total Distributions (Note 4) .....................................................                     --      (384,186,075)
                                                                                               ---------------   ---------------
  CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sale of shares .................................................             48,837,255       110,915,954
    Net asset value of shares issued to shareholders in reinvestment
      of distributions ...............................................................                     --       384,186,075
    Shares redeemed ..................................................................           (118,833,504)     (170,093,025)
                                                                                               ---------------   ---------------
    Net Capital Stock Transactions (Note 9) ..........................................            (69,996,249)      325,009,004
                                                                                               ---------------   ---------------
    NET INCREASE (DECREASE) IN NET ASSETS ............................................             88,060,668       511,234,535
    NET ASSETS: Beginning of period ..................................................          3,623,315,646     3,112,081,111
                                                                                               ---------------   ---------------
    NET ASSETS: End of period ........................................................         $3,711,376,314    $3,623,315,646
                                                                                               ===============   ===============




--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE                           SIX MONTHS
                                                             ENDED                      YEAR  ENDED DECEMBER 31,
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)          JUNE 30, 2000  ----------------------------------------------------------
                                                          (UNAUDITED)     1999       1998         1997         1996        1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ..................  $     39.14  $    37.10  $   31.92   $   30.51   $   27.56   $   21.81
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
    Net investment income .............................         0.10        0.23        0.36         0.44        0.36        0.35
    Net realized and unrealized gain (loss) ...........         1.64        6.38        8.52         7.72        5.78        6.83
                                                         -----------  ----------- -----------  ----------- ----------- -----------
    Total From Investment Operations ..................         1.74        6.61        8.88         8.16        6.14        7.18
                                                         -----------  ----------- -----------  ----------- ----------- -----------
Less Distributions:
    Dividends from net investment income ..............           --       (0.24)      (0.36)       (0.44)      (0.36)      (0.35)
    Distributions from net realized capital gains .....           --       (4.33)      (3.34)       (6.31)      (2.83)      (1.08)
                                                         -----------  ----------- -----------  ----------- ----------- -----------
    Total Distributions ...............................           --       (4.57)      (3.70)       (6.75)      (3.19)      (1.43)
                                                         -----------  ----------- -----------  ----------- ----------- -----------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ........................  $     40.88  $    39.14  $    37.10   $    31.92  $   30.51   $   27.56
----------------------------------------------------------------------------------------------------------------------------------
Total Return ..........................................         4.45%      18.47%      28.18%       28.36%      22.18%      33.14%
 Supplemental Data/Significant Ratios:
    Net assets at end of period (000's) ...............  $ 3,711,376  $3,623,316  $3,112,081   $2,349,062  $1,597,728  $1,094,751
    Operating expenses to average net assets (1) ......         0.49%       0.49%       0.53%        0.43%       0.29%       0.31%
    Net investment income to average net assets (1) ...         0.49%       0.59%       1.04%        1.37%       1.29%       1.46%
    Portfolio Turnover (2) ............................        91.43%      83.16%      74.29%       82.81%      93.05%      45.52%
----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to 1,583,234,148 and 1,697,037,544, respectively.

See Notes to Financial Statements.


                                     MSF-4

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

FACE                                   INTEREST   MATURITY    VALUE
AMOUNT        ISSUE                      RATE       DATE    (NOTE 1A)
-------------------------------------------------------------------------
CORPORATE BONDS: 54.3%
-------------------------------------------------------------------------
Aerospace & Defense: 1.5%
$3,175,000    Lockheed Martin Corp.       7.950%    12/1/05     3,193,097
 3,500,000  ++Raytheon Co. 144A           8.300%     3/1/10     3,564,295
                                                              -----------
                                                                6,757,392
-------------------------------------------------------------------------

Asset Backed: 3.3%
 1,900,000    Arcadia Auto Trust
              Ser.97-B A5                 6.700%    2/15/05     1,900,304
 1,150,000    Citibank Credit Card
              Master Trust I Ser. 98 A    5.300%     1/9/06     1,081,357
 4,125,000    Citibank Credit Card
              Master Trust I Ser. 98-1 A  5.750%    1/15/03     4,088,906
 6,745,000    Citibank Credit Card
              Master Trust I Ser. 99 A    5.875%    3/10/11     6,116,838
 1,959,769    World Omni Automobile
              Lease Trust Ser. 97-B A3    6.180%   11/25/03     1,957,319
                                                              -----------
                                                               15,144,724
-------------------------------------------------------------------------
Automotive: 0.5%
 2,375,000    Lear Corp. Sr. Ser. B       7.960%    5/15/05     2,227,608
-------------------------------------------------------------------------
Broadcasting: 0.4%
 1,950,000   +Echostar Communications
              Corp. Sr.                   9.375%     2/1/09     1,881,750
-------------------------------------------------------------------------
Business Services: 0.5%
 2,275,000    Electronic Data Systems
              Corp.                       7.125%   10/15/09     2,207,296
-------------------------------------------------------------------------
Chemicals: 0.2%
 1,150,000    CK Witco Corp. Sr.          8.500%    3/15/05     1,166,330
-------------------------------------------------------------------------
Collateralized Mortgage Obligations: 4.9%
 1,371,547    Chase Commercial
              Mortgage Sec. Ser. 97-1 A1  7.270%    7/19/04     1,368,761

 1,425,000    Credit Suisse First
              Boston Ser. 97-C2 A2        6.520%    7/17/07     1,369,781

 2,050,000    GMAC Commercial
              Mortgage Security, Inc.
              Ser. 97-C2 A2               6.550%    4/15/29     1,953,906
 6,149,922    GMAC Commercial
              Mortgage Security, Inc.
              Ser. 98-C1 A1               6.411%   11/15/07     5,928,679
 3,375,000    GMAC Commercial
              Mortgage Security, Inc.
              Ser. 99-C1 A2               6.175%    5/15/33     3,094,453
 2,296,735    GMAC Commercial
              Mortgage Security, Inc.
              Ser. 99-C1                  5.830%    5/15/33     2,162,519
   6l0,120    Morgan Stanley Capital,
              Inc. Ser. 98 HF1-A1         6.190%    1/15/07       655,721
 2,174,074    Morgan Stanley Capital,
              Inc. Ser. 98XL1-A1          6.220%     5/3/05     2,087,948
 3,674,356    Structured Asset
              Securities Corp.
              Ser. 97-LL I                6.790%   10/12/34     3,621,518
                                                              -----------
                                                               22,243,286
-------------------------------------------------------------------------
Consumer Products: 0.5%
 2,100,000    Servicemaster Co.           8.450%    4/15/05   $ 2,086,644
-------------------------------------------------------------------------
Drugs & Health Care: 0.6%
 1,900,000   +HealthSouth Corp. Sr.       9.500%     4/1/01     1,894,642
 1,275,000    HealthSouth Corp. Sr.
              Ser. 08                     7.000%    6/15/08       974,942
                                                              -----------
                                                                2,869,584
-------------------------------------------------------------------------
Entertainment & Leisure: 1.5%
 2,300,000    Harrah's Entertainment,
              Inc. Sr.                    7.875%   12/15/05     2,162,000
 2,225,000    MGM Grand, Inc. Sr.         9.750%     6/1/07     2,258,375
 2,300,000    Park Place Entertainment
              Corp. Sr.                   9.375%    2/15/07     2,300,000
                                                              -----------
                                                                6,720,375
-------------------------------------------------------------------------
Finance & Banking: 4.3%
 4,925,000    Ford Motor Credit Co.       6.446%    7/16/02     4,950,708
 4,525,000   +Ford Motor Credit Co.       7.875%    6/15/10     4,524,186
 5,500,000    General Motors Acceptance
              Corp.                       5.950%    3/14/03     5,289,625
 4,925,000    General Motors Acceptance
              Corp.                       6.571%    10/7/02     4,975,038
                                                              -----------
                                                               19,739,557
-------------------------------------------------------------------------
Financial Services: 11.2%
 1,900,000    Advanta Master Trust II
              Ser. 95-F A1                6.050%     8/1/03     1,892,267
 1,800,000    Associates Corp. of North
              America                     6.750%    7/15/01     1,788,552
 4,900,000    AT&T Capital Corp.          6.971%    12/1/00     4,907,546
 3,000,000   @Capital One Bank Sr.        7.711%    6/23/03     2,999,730
   975,000    Charter Communication
              Holding LLC Sr.             8.625%     4/1/09       861,656
 1,800,000    CIT Group Holdings, Inc.
              Sr.                         6.700%    5/28/01     1,785,060
 4,425,000   +Conseco, Inc.               8.750%     2/9/04     3,031,125
 3,400,000   +Conseco, Inc.               9.000%   10/15/06     2,312,000
 3,075,000    Countrywide Funding Corp.   6.580%    9/21/01     3,030,474
 2,125,000  ++ERAC USA Finance Co.
              144A                        6.625%    2/15/05     1,992,634
 2,750,000  ++ERAC USA Finance Co.
              144A                        6.750%    5/15/07     2,554,365
 3,800,000    Fleet Mortgage Group, Inc.  7.060%    7/26/02     3,773,932
 2,600,000  ++Florida Windstormm-MBIA
              Sr. Ser. 99-A 144A          7.125%    2/25/19     2,349,854
 3,025,000    GE Global Insurance
              Holding Corp.               7.000%    2/15/26     2,735,961
 3,925,000    Green Tree Financial
              Corp. Sr. Ser. 98-6 A4      5.980%     5/1/13     3,840,338
   500,000    Heller Financial, Inc.      7.000%    5/15/02       492,970
 5,225,000    Heller Financial, Inc.      7.125%    9/28/04     5,065,585
 2,300,000    Household Finance Corp.     6.125%    7/15/02     2,229,781

                                     MSF-5

Metropolitan Series Fund, Inc.

-------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
-------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

FACE                                   INTEREST    MATURITY      VALUE
AMOUNT        ISSUE                      RATE        DATE      (NOTE 1A)
-------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
-------------------------------------------------------------------------
Financial Services: (Continued)
$1,950,000    MBNA Master Credit Card
              Tr. II Ser 98-J A          5.250%     2/15/06  $  1,845,188
 1,900,000    Prime Credit Card Master
              Trust Ser. 95-1 A          6.750%    11/15/05     1,884,553
                                                              -----------
                                                               51,373,571
-------------------------------------------------------------------------
Food & Beverages: 1.4%
 1,650,000    Coca-Cola Enterprises,
              Inc.                       6.950%    11/15/26     1,458,633
 5,325,000  ++Pepsi Bottling
              Group, Inc. 144A           5.625%     2/17/09     4,754,426
                                                              -----------
                                                                6,213,059
-------------------------------------------------------------------------
Forest Products & Paper: 0.9%
 4,000,000  ++International Paper Co.
              144A                       7.670%      7/8/02     4,016,800
-------------------------------------------------------------------------
Healthcare Services: 0.5%
 1,200,000    Columbia/HCA
              Healthcare Corp.           6.870%     9/15/03     1,110,000

 1,395,000    Columbia/HCA
              Healthcare Corp.           7.690%     6/15/25     1,126,463
                                                              -----------
                                                                2,236,463
-------------------------------------------------------------------------
Hospital Management: 0.5%
 2,300,000    Tenet Healthcare
              Corp. Sr.                  8.000%     1/15/05     2,202,250
-------------------------------------------------------------------------
Industrials: 2.7%
 6,100,000    Aramark Services, Inc.     6.750%      8/1/04     5,648,234
 2,325,000    Beckman Coulter, Inc. Sr.  7.100%      3/4/03     2,221,747
   775,000  ++Scotts Co. Sr.
              Ser. 09 144A               8.625%     1/15/09       747,875
 4,125,000    United Technologies Corp.  6.700%      8/1/28     3,652,357
                                                              -----------
                                                               12,270,213
-------------------------------------------------------------------------
Mortgage Related: 2.5%
 2,750,000    Donaldson, Lufkin &
              Jenrette Commercial
              Mortgage Corp.
              Ser. 98-CF2 A1B            6.240%    11/12/31     2,536,875
 5,225,000    Donaldson, Lufkin &
              Jenrette Commercial
              Mortgage Corp.
              Ser. 99-CG1 A1B            6.460%     1/10/09     4,880,477
 1,748,873    LB Commercial Conduit
              and Mortgage
              Ser. 98-C1 A1              6.330%     2/18/30     1,700,219
 2,425,000    West Penn Funding LLC
              Ser. 99-A A3               6.810%     9/25/08     2,369,831
                                                              -----------
                                                               11,487,402
-------------------------------------------------------------------------
Newspapers: 1.0%
 3,400,000    News America,
              Inc. Sr.                   7.125%      4/8/28     2,841,142
 1,975,000    News America,
              Inc. Sr.                   7.750%     1/20/24     1,787,908
                                                              -----------
                                                                4,629,050
-------------------------------------------------------------------------
Oil & Gas Exploration: 0.3%
 1,375,000    Pioneer Natural Resources
              Co. Sr.                    9.625%      4/1/10     1,416,250
-------------------------------------------------------------------------
Pollution Control: 0.4%
 2,000,000    Allied Waste Industries,
              Inc. Sr.                   7.875%      1/1/09     1,720,000
-------------------------------------------------------------------------
Restaurant: 0.7%
 3,500,000    Darden Restaurants, Inc.   7.125%      2/1/16     3,216,080
-------------------------------------------------------------------------
Retail Grocery: 2.5%
 5,075,000    Albertsons, Inc. Sr.       7.450%      8/1/29     4,654,232
 2,800,000    Kroger Co.                 8.050%      2/1/10     2,767,744
 1,800,000    Kroger Co. Sr.             7.250%      6/1/09     1,690,524
 2,300,000    Safeway, Inc.              7.000%     9/15/02     2,274,263
                                                              -----------
                                                               11,386,763
-------------------------------------------------------------------------
Retail Trade: 0.8%
 1,750,000   @Staples, Inc.              7.670%    11/26/01     1,749,930
 2,150,000    Wal-Mart Stores, Inc.      6.875%     8/10/09     2,100,270
                                                              -----------
                                                                3,850,200
-------------------------------------------------------------------------
Telecommunications Equipment & Services: 5.4%
 6,825,000    AT&T Corp.                 6.000%     3/15/09     6,068,858
 5,525,000    AT&T Corp.                 6.500%     3/15/29     4,639,177
 1,825,000    Clear Channel
              Communications Sr.         7.311%     6/15/02     1,829,015
 2,325,000    Global Crossing Ltd. Sr.   9.500%    11/15/09     2,243,625
 1,200,000  ++Level 3 Communications,
              Inc. Sr. Ser. 08 144A     11.000%     3/15/08     1,185,000
3,875,000     Lucent Technologies,
              Inc.                       6.450%     3/15/29     3,396,747
   700,00     Orange PLC Sr.             8.750%      6/1/06       710,500
2,275,000     Sprint Capital Corp.       7.625%     6/10/02     2,273,385
2,450,000     Williams Communications
              Group, Inc. Sr.           10.700%     10/1/07     2,437,750
                                                              -----------
                                                               24,784,057
-------------------------------------------------------------------------
Utilities-Electric: 4.3%
 2,400,000   +Calpine Corp. Sr. Ser. 09  7.750%     4/15/09     2,265,840
 1,750,000  ++Edison Mission Energy
              Funding Ser. A 144A        7.330%     9/15/08     1,686,265
 5,000,000    NRG Energy, Inc. Sr.       7.500%      6/1/09     4,710,800
 2,275,000    PECO Energy Co. Ser.
              00-A A3                    7.625%      3/1/10     2,284,100
 5,330,000    PECO Energy Co. Ser.
              99-A A7                    6.130%      3/1/09     4,874,125
 3,900,000    Southern California
              Edison Co.                 6.500%      6/1/01     3,868,917
                                                              -----------
                                                               19,690,047
-------------------------------------------------------------------------
Utilities-Gas & Pipelines: 1.0%
 2,550,000    Dynegy, Inc. Sr.           6.875%     7/15/02     2,508,333
 2,300,000    Dynegy, Inc. Sr.           8.125%     3/15/05     2,309,959
                                                              -----------
                                                                4,818,292
-------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
              (Cost: $260,087,775)..........................  248,355,043
                                                              -----------
-------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 9.0%
 7,625,000    Federal Home Loan
              Mortgage Corp.             6.750%     9/15/29     7,294,990

                                     MSF-6

Metropolitan Series Fund, Inc.

-------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
-------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

FACE                                   INTEREST    MATURITY      VALUE
AMOUNT          ISSUE                    RATE        DATE      (NOTE 1A)
-------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS:(Continued)
-------------------------------------------------------------------------
$  333,120    Federal Home Loan
              Mortgage Corp.             9.000%     12/1/09    $  340,029
 1,775,000    Federal National
              Mortgage Assoc.            6.375%     6/15/09     1,687,350
 3,475,000    Federal National
              Mortgage Assoc.            6.625%     9/15/09     3,357,163
 2,223,132    Federal National
              Mortgage Assoc.            7.000%      2/1/30     2,148,101
 4,212,747    Federal National
              Mortgage Assoc.            7.000%      5/1/30     4,066,607
   825,000   +Federal National
              Mortgage Assoc.            7.125%     1/15/30       831,056
 1,825,000   +Federal National
              Mortgage Assoc.            7.125%     2/15/05     1,832,409
 1,100,000   +Federal National
              Mortgage Assoc.            7.250%     1/15/10     1,111,077
   195,763    Federal National
              Mortgage Assoc.            7.750%      9/1/06       196,017
   292,032    Federal National
              Mortgage Assoc.            7.750%      3/1/08       293,320
    27,487    Federal National
              Mortgage Assoc.            7.750%      4/1/08        27,608
    62,222    Federal National
              Mortgage Assoc.            8.000%      6/1/08        62,791
11,750,000    Federal National
              Mortgage Assoc.            8.000%     7/30/30    11,799,585
   478,257    Federal National
              Mortgage Assoc.            8.250%      7/1/08       484,742
   461,356    Federal National
              Mortgage Assoc.            8.500%      2/1/09       472,142
   141,077    Federal National
              Mortgage Assoc.            8.500%      9/1/09       144,472
    73,278    Federal National
              Mortgage Assoc.            9.000%      4/1/16        75,228
   113,028    Government National
              Mortgage Assoc.            7.500%     5/15/07       114,597
 4,850,000    Government National
              Mortgage Assoc.            8.500%     7/30/30     4,965,963
-------------------------------------------------------------------------
              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $41,155,417)...........................   41,305,247
                                                             ------------
-------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 20.5%
-------------------------------------------------------------------------
 4,790,348   +U.S. Treasury Bond       3.875%      4/15/29     4,770,899
 1,800,000   +U.S. Treasury Bond       6.125%      8/15/29     1,818,000
 4,300,000   +U.S. Treasury Bond       6.250%      5/15/30     4,511,646
   775,000    U.S. Treasury Bond       6.625%      2/15/27       822,833
 1,925,000   +U.S. Treasury Bond       6.750%      8/15/26     2,071,473
 2,200,000   +U.S. Treasury Bond       8.125%      5/15/21     2,684,352
13,200,000   +U.S. Treasury Bond       8.125%      8/15/21    16,126,704
 4,375,000   +U.S. Treasury Bond       8.500%      2/15/20     5,486,512
 3,705,000   +U.S. Treasury Bond       8.875%      2/15/19     4,768,446
11,800,000    U.S. Treasury Bond      10.625%      8/15/15    16,805,796
 2,875,000   +U.S. Treasury Bond      11.250%      2/15/15     4,239,274
   400,000    U.S. Treasury Note       5.875%      9/30/02       395,564
 3,025,000    U.S. Treasury Note       5.875%     11/15/04     2,981,047
 1,600,000   +U.S. Treasury Note       6.000%      8/15/09     1,587,248
12,175,000   +U.S. Treasury Note       6.375%      8/15/02    12,163,555
 2,200,000   +U.S. Treasury Note       6.500%      2/15/10     2,275,284
 3,850,000    U.S. Treasury Note       6.625%      7/31/01     3,854,813
 4,025,000   +U.S. Treasury Note       6.625%      7/15/07     4,109,284
   950,000   +U.S. Treasury Note       6.750%      5/15/05       972,116
 1,100,000    U.S. Treasury Strip      0.010%     11/15/01     1,007,842
-------------------------------------------------------------------------
               TOTAL FEDERAL TREASURY OBLIGATIONS
               (Cost: $92,999,282) ........................    93,452,688
                                                             ------------
-------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 1.4%
-------------------------------------------------------------------------
5,450,000      New Zealand NZD          8.000%     11/15/06     2,704,532
1,144,500     "Republic of Greece GRD   8.800%      6/19/07     3,721,621
-------------------------------------------------------------------------
               TOTAL FOREIGN OBLIGATIONS
               (Cost: $6,673,251) .........................     6,426,153
                                                              -----------
-------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 4.3%
-------------------------------------------------------------------------
2,500,000      California Infrastructure
               Ser. 97-1 A5             6.250%      6/25/04     2,471,875
4,950,000      California
               Infrastructure
               Ser. 97-1 A6             6.310%      9/25/08     4,751,109
8,775,000      California
               Infrastructure
               Ser. 97-1 A7             6.420%      9/25/08     8,508,152
3,950,000      New Jersey Economic
               Development Authority
               State Pension Funding
               Ser. A                   7.425%      2/15/29     3,878,387
-------------------------------------------------------------------------
               TOTAL STATE AGENCY OBLIGATIONS
               (Cost: $21,068,017)) .......................    19,609,523
                                                             ------------
-------------------------------------------------------------------------
YANKEE BONDS: 4.5%
-------------------------------------------------------------------------
1,300,000      City Of Naples           7.520%      7/15/06     1,293,331
2,900,000      Deutsche Telekom
               International Finance    7.750%      6/15/05     2,894,954
3,800,000    ++DR Investments Sr. 144A  7.100%      5/15/02     3,764,432
4,125,000      Hellenic Republic of
               Greece Sr.               6.950%       3/4/08     4,010,655
4,500,000      Province of Quebec       7.125%       2/9/24     4,250,610
2,225,000      United Mexican States   10.375%      2/17/09     2,369,625
2,200,000    ++Woodside Finance Ltd.
               Ser. 08 144A             6.600%      4/15/08     2,051,456
-------------------------------------------------------------------------
               TOTAL YANKEE BONDS
               (Cost: $21,678,249) ........................    20,635,063
                                                             ------------
-------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.9%
-------------------------------------------------------------------------
 5,722,000     American Express Credit
               Corp.                    6.780%       7/6/00     5,722,000
 3,041,000     American Express Credit
               Corp.                    6.780%      9/12/00     3,041,000
 5,654,000     Ford Motor Credit Co.    6.600%       7/5/00     5,654,000
 5,273,000     Ford Motor Credit Co.    6.570%     10/12/00     5,273,000
14,785,000     General Electric Capital
               Corp.                    6.550%      7/17/00    14,785,000

                                     MSF-7

Metropolitan Series Fund, Inc.

 -------------------------------------------------------------------------
 STATE STREET RESEARCH INCOME PORTFOLIO
 -------------------------------------------------------------------------

 SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

 FACE                                   INTEREST   MATURITY     VALUE
 AMOUNT       ISSUE                       RATE       DATE     (NOTE 1A)
 -------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: (Continued)
 -------------------------------------------------------------------------
$2,000,000    Household Finance Corp.      6.150%    7/18/00 $   2,000,000
 4,000,000    Household Finance Corp.      6.510%    7/14/00     4,000,000
 -------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $40,475,000) .........................     40,475,000
                                                            --------------
 -------------------------------------------------------------------------
              TOTAL INVESTMENTS : 102.9%
              (Cost: $484,136,991).........................    470,258,717
              OTHER ASSETS LESS LIABILITIES : (2.9)% ......    (13,119,548)
                                                            --------------
              TOTAL NET ASSETS : 100.0% ...................  $ 457,139,169
                                                            ==============
 -------------------------------------------------------------------------

LEGEND:

++ Restricted security
 + Securities on loan.
 @ Floating rate security. Rate disclosed is as of June 30, 2000.
NZD New Zealand Dollar.
GRD Greek Drachma.
 "Face Amount in thousands

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was $39,905,878 with collateral backing valued at $40,586,768.

RESTRICTED SECURITIES : (Note 2)
The aggregate value of restricted securities at June 30, 2000 was $28,667,402 or 6.27% of the State Street Research Income Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-8

Metropolitan Series Fund, Inc.

-------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
-------------------------------------------------------------------------

JUNE 30, 2000 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:

Investments, at value (Note 1A) (1) ............................     470,258,717
Cash ...........................................................             487
Foreign currencies held at value (2) ...........................              --
Receivable for investment securities sold ......................       2,284,466
Receivable for fund shares sold ................................              --
Receivable for dividends and interest ..........................       7,443,109
Daily variation on futures contracts (Note 11) .................              --
Unrealized appreciation on forward contracts (Note 10) .........          98,837
Collateral for securities loaned (Note 7) ......................      40,586,768
Other assets ...................................................           2,010
                                                                     -----------
     Total Assets ..............................................     520,674,394
                                                                     -----------
LIABILITIES:

Payable for investment securities purchased ....................     22,207,609
Payable for capital stock repurchased ..........................        599,614
Unrealized depreciation on forward contracts (Note 10) .........             --
Return of collateral for securities loaned (Note 7) ............     40,586,768
Bank overdraft .................................................             --
Accrued investment management fee (Note 3) .....................        121,984
Accrued expenses and other liabilities .........................         19,250
                                                                    -----------
     Total Liabilities ........................................      63,535,225
                                                                    -----------

NET ASSETS:  ..................................................    $457,139,169
                                                                    ===========
COMPOSITION OF NET ASSETS:

Paid-in-capital ...............................................     476,065,769
Undistributed (overdistributed) net investment income (loss) ..      15,772,078
Net unrealized appreciation (depreciation)  ...................     (13,781,918)
Accumulated net realized gain (loss) ..........................     (20,916,760)
                                                                    -----------
     Net Assets ...............................................    $457,139,169
                                                                    ===========
     Shares Outstanding .......................................      37,845,637
                                                                    ===========
     Net Asset Value Per Share ................................    $      12.08
                                                                    ===========
Notes:
(1) Investments, at cost ......................................    $484,136,991
(2) Cost of foreign currency ..................................              --

STATEMENT OF OPERATIONS

INVESTMENT INCOME:

Interest (Note 1B) (1) .........................................   $ 16,278,990
Dividends (Note 1B)  ...........................................             --
                                                                    -----------
Total Investment Income, Net of Withholding Taxes (2) ..........     16,278,990
                                                                    -----------
EXPENSES:

Investment management fee (Note 3A) ............................        746,649
Printing and distribution fees .................................         45,043
Custodian and transfer agent fees ..............................         68,322
Audit and tax service fees .....................................          7,078
Directors fees .................................................          3,864
Insurance fees .................................................          1,854
Other operating expenses .......................................          2,363
                                                                    -----------
Total expenses before reimbursement / reduction ................        875,173
Less: expense reimbursement ....................................             --
expense reduction (Note 1H)  ...................................             --
Net expenses ...................................................        875,173
                                                                    -----------
Net Investment Income (Loss) ...................................     15,403,817
                                                                    -----------
NET REALIZED GAIN (LOSS) ON:

Investments ...................................................      (9,742,308)
Foreign currency transactions .................................        (515,972)
Futures contracts .............................................              --
                                                                    -----------
Net Realized Gain (Loss) ......................................     (10,258,280)
                                                                    -----------
NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency
holdings and futures contracts (Notes 8,10,11) ...................  (23,846,753)
End of period investments, foreign currency holdings
and futures contracts (Notes 8,10,11) ............................  (13,781,918)
                                                                    -----------
Net Unrealized Appreciation (Depreciation) .......................   10,064,835
                                                                    -----------
Net Increase (Decrease) in Net Assets Resulting From
Operations .......................................................  $15,210,372
                                                                    ===========

Notes:
(1) Income on securites loaned ....................................      36,966
(2) Withholding taxes .............................................         539


See Notes to Financial Statements

                                     MSF-9

Metropolitan Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO                                                                                June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                                      SIX MONTHS
                                                                                                           ENDED        YEAR ENDED
                                                                                                        JUNE 30, 2000  DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                                 (UNAUDITED)        1999
                                                                                                       --------------  ------------
OPERATIONS:
  Net investment income (loss)......................................................................   $ 15,403,817    $ 31,090,370
  Net realized gain (loss) from investments, foreign currency holdings and futures contracts........    (10,258,280)     (8,177,944)
  Unrealized appreciation (depreciation) of investments, foreign currency holdings and
  futures contracts.................................................................................     10,064,835     (34,770,143)
                                                                                                       ------------    ------------
  Net increase (decrease) in net assets resulting from operations...................................     15,210,372     (11,857,717)
                                                                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income..............................................................................         --        (29,916,260)
  Net realized gain from investment transactions.....................................................         --           (897,435)
                                                                                                       ------------    ------------
  Total Distributions (Note 4).......................................................................         --        (30,813,695)
                                                                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares...................................................................     7,366,270      29,695,275
  Net asset value of shares issued to shareholders in reinvestment of distributions..................         --         30,813,695
  Shares redeemed. ..................................................................................   (43,317,172)    (66,812,232)
                                                                                                       ------------    ------------
  Net Capital Stock Transactions (Note 9)............................................................   (35,950,902)     (6,303,262)
                                                                                                       ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS .............................................................   (20,740,530)    (48,974,674)
  NET ASSETS: Beginning of period ...................................................................   477,879,699     526,854,373
                                                                                                       ------------    ------------
  NET ASSETS: End of period..........................................................................  $457,139,169    $477,879,699
                                                                                                       ============    ============

FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE

                                                                  SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                                     ENDED     ----------------------------------------------------
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                 JUNE 30, 2000
                                                                 (UNAUDITED)     1999        1998        1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ...........................  $   11.68    $  12.78   $  12.66    $  12.36   $  12.73  $  11.32
-----------------------------------------------------------------------------------------------------------------------------------
  Investment Operations:
  Net investment income .........................................      0.41        0.81       0.75        0.83       0.82      0.83
  Net realized and unrealized gain (loss) .......................     (0.01)      (1.10)      0.42        0.38      (0.36)     1.38
                                                                     ------      ------      -----       -----     ------    ------
  Total From Investment Operations ..............................      0.40       (0.29)      1.17        1.21       0.46      2.21
                                                                     ------      ------      -----       -----     ------    ------
Less Distributions:
  Dividends from net investment income ..........................        --       (0.79)      (0.80)     (0.87)     (0.81)    (0.80)
  Distributions from net realized capital gains .................        --       (0.02)      (0.25)     (0.04)     (0.02)      --
                                                                     ------      ------      ------      -----     ------    ------
  Total Distributions ...........................................        --       (0.81)      (1.05)     (0.91)     (0.83)    (0.80)
                                                                     ------      ------      ------      -----     ------    ------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .................................. $   12.08    $  11.68   $   12.78   $ 12.66    $ 12.36   $ 12.73
------------------------------------------------------------------------------------------------------------------------------------
  Total Return ..................................................      3.42%     (2.28)%       9.40%      9.83%      3.60%    19.55%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ........................... $ 457,139    $477,880   $ 526,854   $412,191   $383,395  $349,913
  Operating expenses to average net assets (1) ..................      0.38%       0.38%       0.39%      0.38%      0.32%     0.34%
  Net investment income to average net assets (1)................      6.70%       6.15%       6.13%      6.57%      6.64%     7.01%
  Portfolio Turnover (2) ........................................    158.63%     183.16%     123.60%    121.92%     92.90%   102.88%
------------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to $342,413,439 and $374,468,932, respectively.

See Notes to Financial Statements.

                                    MSF-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

   FACE                                         INTEREST   MATURITY      VALUE
  AMOUNT             ISSUE                        RATE       DATE      (NOTE 1A)
--------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: 5.1%%
--------------------------------------------------------------------------------
1,500,000   BankAmerica Corp.                    6.150%      8/7/00    1,490,519
1,800,000   BankAmerica Corp.                    6.640%    10/10/00    1,766,468
--------------------------------------------------------------------------------
            TOTAL BANKERS' ACCEPTANCES
            (Cost: 3,256,987)                                          3,256,987
                                                                     -----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 81.5%
--------------------------------------------------------------------------------
  700,000   American Express Credit
            Corp.                                6.780%     9/12/00      690,603
1,470,000   American General Finance
            Corp.                                6.560%     9/14/00    1,449,910
1,830,000   American General Finance
            Corp.                                6.670%      9/8/00    1,806,605
1,780,000   Associates First Capital
            Corp.                                6.620%     8/22/00    1,762,979
1,560,000   Associates First Capital
            Corp.                                6.680%     9/12/00    1,538,869
4,964,000   Associates First Capital
            Corp.                                6.860%      7/3/00    4,964,000
1,300,000   AT&T Corp.                           6.600%     10/5/00    1,277,120
2,000,000   AT&T Corp.                           6.720%     10/2/00    1,965,280
1,000,000   Bell Atlantic Financial
            Services                             6.570%     7/26/00      995,437
1,355,000   Caterpillar Financial Services       6.120%      8/4/00    1,347,168
1,945,000   Caterpillar Financial Services       6.130%      8/9/00    1,932,083
1,500,000   CIT Group Holdings, Inc.             6.580%     9/26/00    1,476,147
  520,000   DaimlerChrysler Holding
            Corp.                                6.070%      7/6/00      519,562
  900,000   DaimlerChrysler Holding
            Corp.                                6.090%     7/11/00      898,477
  550,000   DaimlerChrysler Holding
            Corp.                                6.100%     7/13/00      548,882
1,250,000   DaimlerChrysler Holding
            Corp.                                6.570%     9/28/00    1,229,697
2,250,000   DuPont (E.I.) de Nemours &
            Co.                                  6.530%      8/2/00    2,236,940
1,000,000   Ford Motor Credit Co.                6.570%    10/12/00      981,202
  340,000   General Electric Capital Corp.       6.130%      8/4/00      338,032
  300,000   General Electric Capital Corp.       6.550%     7/17/00      299,127
1,370,000   General Electric Capital Corp.       6.590%     9/21/00    1,349,436
1,340,000   General Electric Capital Corp.       6.620%      9/1/00    1,324,723
1,200,000   General Motors Acceptance
            Corp.                                6.560%     7/25/00    1,194,752
1,140,000   General Motors Acceptance
            Corp.                                6.670%      9/5/00    1,126,060
1,500,000   Goldman Sachs Group LP               6.580%     8/18/00    1,486,840
  390,000   Goldman Sachs Group LP               6.610%     9/22/00      384,057
1,500,000   Goldman Sachs Group LP               6.680%     9/20/00    1,477,455
2,000,000   Heinz (H.J.) Co.                     6.550%     7/13/00    1,995,633
2,500,000   Household Finance Corp.              6.150%     7/18/00    2,492,740
  900,000   Household Finance Corp.              6.180%     8/24/00      891,657
1,400,000   International Lease Finance
            Corp.                                6.140%     7/20/00    1,395,463
  670,000   Merrill Lynch & Co., Inc.            6.500%     7/25/00      667,070
2,365,000   Merrill Lynch & Co., Inc.            6.620%     8/29/00    2,339,341
3,000,000   Morgan (J.P.) & Co., Inc.            6.120%      7/6/00    2,997,450
1,000,000   Northern States Power Co.            6.550%     8/16/00      991,631
2,000,000   Northern States Power Co.            6.570%     9/11/00    1,973,720
--------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost: 52,346,148)                                        52,346,148
                                                                     -----------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 13.3%
--------------------------------------------------------------------------------
1,000,000   Canadian Imperial Holdings,
            Inc.                                 6.440%      8/1/00      994,454
2,200,000   Canadian Imperial Holdings,
            Inc.                                 6.530%     8/14/00    2,182,441
1,000,000   Provincevince de Quebec              6.580%      9/8/00      987,388
3,000,000   Province of British Columbia         6.170%      8/8/00    2,980,462
1,400,000   Toronto-Dominion Holdings            6.110%      7/3/00    1,399,525
                                                                     -----------
--------------------------------------------------------------------------------
            TOTAL FOREIGN OBLIGATIONS
            (Cost: 8,544,270) .....................................    8,544,270
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS: 99.9%
            (Cost: 64,147,405) ....................................   64,147,405
            OTHER ASSETS LESS LIABILITIES: 0.1% ...................       42,472
                                                                     -----------
            TOTAL NET ASSETS: 100.0% ..............................  $64,189,877
                                                                     ===========
--------------------------------------------------------------------------------
LEGEND:

See Notes to Financial Statements.

                                    MSF-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO           JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

Investments, at value (Note 1A) (1) .............................. $  64,147,405
Cash .............................................................            38
Receivable for fund shares sold ..................................        62,788
Receivable for dividends and interest ............................           946
Collateral for securities loaned (Note 7) ........................            --
Other assets .....................................................            --
                                                                   -------------
  Total Assets ...................................................    64,211,177
                                                                   -------------
LIABILITIES:

Payable for capital stock repurchased ............................           674
Return of collateral for securities loaned (Note 7) ..............            --
Accrued investment management fee (Note 3)  ......................        13,541
Accrued expenses and other liabilities ...........................         7,085
                                                                   -------------
  Total Liabilities ..............................................        21,300
                                                                   -------------

NET ASSETS:  ..................................................... $  64,189,877
                                                                   =============
COMPOSITION OF NET ASSETS:

Paid-in-capital ..................................................    62,314,959
Undistributed (overdistributed) net investment income (loss) .....     1,872,661
Net unrealized appreciation (depreciation)  ......................            --
Accumulated net realized gain (loss) .............................         2,257
                                                                   -------------
  Net Assets ..................................................... $  64,189,877
                                                                   =============
  Shares Outstanding .............................................     6,030,958
                                                                   =============
  Net Asset Value Per Share ...................................... $       10.64
                                                                   =============


--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost .........................................    64,147,405

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest (Note 1B) (1)   ........................................ $  1,974,211
  Dividends (Note 1B)  ............................................           --
                                                                    ------------
  Total Investment Income, Net of Withholding Taxes (2) ...........    1,974,211
                                                                    ------------
EXPENSES:

  Investment management fee (Note 3A) .............................       80,317
  Printing and distribution fees ..................................        4,916
  Custodian and transfer agent fees ...............................       23,123
  Audit and tax service fees ......................................        6,450
  Directors fees ..................................................        3,864
  Insurance fees ..................................................        1,854
  Other operating expenses ........................................        2,365
                                                                      ----------
  Total expenses before reimbursement/reduction  ..................      122,889
  Less: expense reimbursement .....................................           --
        expense reduction (Note 1H)  ..............................           --
                                                                      ----------
  Net expenses ....................................................      122,889
                                                                      ----------
    Net Investment Income (Loss) ..................................    1,851,322
                                                                      ----------
NET REALIZED GAIN (LOSS) ON:

  Investments .....................................................           --
                                                                      ----------
    Net Realized Gain (Loss) ......................................           --
                                                                      ----------

NET UNREALIZED APPRECIATION (DEPRECIATION):

  Beginning of period investments .................................           --

  End of period investments .......................................           --
                                                                      ----------
    Net Unrealized Appreciation (Depreciation) ....................           --
                                                                      ----------
    Net Increase (Decrease) in Net Assets Resulting From
     Operations ................................................... $  1,851,322
                                                                    ============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned .................................... $         --
(2) Withholding taxes .............................................           --


                                    MSF-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO                       JUNE 30, 2000
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS                                                                    SIX MONTHS
                                                                                                         ENDED           YEAR ENDED
                                                                                                     JUNE 30, 2000      DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                                (UNAUDITED)          1999
OPERATIONS:                                                                                          --------------     ------------

  Net investment income (loss) .................................................................     $  1,851,322       $ 2,426,215
  Net realized gain (loss) from investments ....................................................               --               (32)

  Unrealized appreciation (depreciation) of investments ........................................               --                --
                                                                                                     ------------       -----------

  Net increase (decrease) in net assets resulting from operations ..............................        1,851,322         2,426,183
                                                                                                     ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................................               --        (2,407,611)

  Net realized gain from investment transactions ...............................................               --                --
                                                                                                     ------------       -----------

  Total Distributions (Note 4) .................................................................               --        (2,407,611)

                                                                                                     ------------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares .............................................................       36,561,600        47,610,914
  Net asset value of shares issued to shareholders in reinvestment of distributions ............               --         2,407,611
  Shares redeemed ..............................................................................      (25,768,036)      (39,676,841)

                                                                                                     ------------       -----------

  Net Capital Stock Transactions (Note 9)  .....................................................       10,793,564        10,341,684
                                                                                                     ------------       -----------

  NET INCREASE (DECREASE) IN NET ASSETS ........................................................       12,644,886        10,360,256
  NET ASSETS: Beginning of period ..............................................................       51,544,991        41,184,735
                                                                                                     ------------       -----------

  NET ASSETS: End of period ....................................................................     $ 64,189,877       $51,544,991
                                                                                                     ============       ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE                              SIX MONTHS                     YEAR ENDED DECEMBER 31,
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                ENDED        -------------------------------------------------------
                                                            JUNE 30, 2000
                                                             (UNAUDITED)      1999        1998       1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: Beginning of period ....................     $ 10.34      $ 10.35     $ 10.38     $ 10.44     $ 10.45     $ 10.48
------------------------------------------------------------------------------------------------------------------------------------

Investment Operations:
  Net investment income .................................        0.30         0.51        0.54        0.54        0.53        0.59
                                                              -------      -------     -------     -------     -------     -------
  Total From Investment Operations ......................        0.30         0.51        0.54        0.54        0.53        0.59
                                                              -------      -------     -------     -------     -------     -------
Less Distributions:
  Dividends from net investment income ..................          --        (0.52)      (0.57)      (0.60)      (0.54)      (0.62)
                                                              -------      -------     -------     -------     -------     -------
  Total Distributions ...................................          --        (0.52)      (0.57)      (0.60)      (0.54)      (0.62)
                                                              -------      -------     -------     -------     -------     -------
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: End of period ..........................     $ 10.64      $ 10.34     $ 10.35     $ 10.38     $ 10.44     $ 10.45
------------------------------------------------------------------------------------------------------------------------------------

  Total Return ..........................................        2.90%        4.89%       5.19%       5.21%       5.01%       5.59%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ...................     $64,190      $51,545     $41,185     $39,480     $41,637     $40,456
  Operating expenses to average net assets (1) ..........        0.39%        0.42%       0.48%       0.49%       0.43%       0.49%
  Net investment income to average net assets (1) .......        5.88%        4.81%       5.11%       5.08%       4.92%       5.39%
------------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

See Notes to Financial Statements.


                                    MSF-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES              ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 53.7%
--------------------------------------------------------------------------------
Automotive: 1.1%%
    354,700       *General Motors Corp. Cl. H                      $  31,124,925
--------------------------------------------------------------------------------
Banking: 0.7%
    454,950       Chase Manhattan Corp.                               20,956,134
--------------------------------------------------------------------------------
Biotechnology: 0.6%
     25,100       *Genentech, Inc.                                     4,317,200
    175,600       PE Biosystems Group                                 11,567,650
                                                                   -------------
                                                                      15,884,850
--------------------------------------------------------------------------------
Broadcasting: 2.2%
    681,300       *USA Networks, Inc.                                 14,754,403
    717,680       *Viacom, Inc. Cl. B                                 48,936,805
                                                                   -------------
                                                                      63,691,208
--------------------------------------------------------------------------------
Business Services: 1.6%
    389,100       First Data Corp.                                    19,309,087
    597,400       Interpublic Group of Cos., Inc.                     25,688,200
                                                                   -------------
                                                                      44,997,287
--------------------------------------------------------------------------------
Chemicals: 0.3%
    283,400       Dow Chemical Co.                                     8,555,138
--------------------------------------------------------------------------------
Computer Equipment & Service: 4.1%
    791,200       *Cisco Systems, Inc.                                50,265,925
    607,200       *Dell Computer Corp.                                29,961,525
    614,700       *Solectron Corp.                                    25,740,563
     63,103       *VeriSign, Inc.                                     11,127,731
                                                                   -------------
                                                                     117,095,744
--------------------------------------------------------------------------------
Drugs & Health Care: 4.0%
  1,485,975       Pfizer, Inc.                                        71,326,800
    822,900       Pharmacia Corp.                                     42,533,644
                                                                   -------------
                                                                     113,860,444
--------------------------------------------------------------------------------
Electrical Equipment: 2.2%
  1,185,300       General Electric Co.                                62,820,900
--------------------------------------------------------------------------------
Electronics: 3.9%
     58,500       *Agilent Technologies, Inc.                          4,314,375
    129,600       *Gemstar International Group Ltd.                    7,966,350
    367,600       Intel Corp.                                         49,132,037
    206,000       Lucent Technologies, Inc.                           12,205,500
    408,900       Motorola, Inc.                                      11,883,656
    363,700       Texas Instruments, Inc.                             24,981,644
                                                                   -------------
                                                                     110,483,562
--------------------------------------------------------------------------------
Entertainment & Leisure: 1.3%
    391,200       Harley-Davidson, Inc.                               15,061,200
    536,000       Walt Disney Co.                                     20,803,500
                                                                   -------------
                                                                      35,864,700
--------------------------------------------------------------------------------
Financial Services: 2.6%
    212,700       American Express Co.                                11,086,987
    713,648       Citigroup, Inc.                                     42,997,292
    240,900       Morgan Stanley Dean Witter & Co.                    20,054,925
                                                                   -------------
                                                                      74,139,204
--------------------------------------------------------------------------------
Food & Beverages: 1.5%
   277,800      Anheuser-Busch Co., Inc.                              20,748,188
   409,400      Coca-Cola Co.                                         23,514,912
                                                                   -------------
                                                                      44,263,100
--------------------------------------------------------------------------------
Household Products: 0.9%
   219,800      Colgate-Palmolive Co.                                 13,160,525
    46,900      Corning, Inc.                                         12,657,138
                                                                   -------------
                                                                      25,817,663
--------------------------------------------------------------------------------
Insurance: 3.3%
 1,092,400      ACE Ltd.                                              30,587,200
   289,750      American International Group, Inc.                    34,045,625
   173,300      Marsh & McLennan Cos., Inc.                           18,099,019
   345,600      St. Paul Cos., Inc.                                   11,793,600
                                                                   -------------
                                                                      94,525,444
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.5%
   477,300      Baxter International, Inc.                            33,560,156
   380,100      *Guidant Corp.                                        18,814,950
   199,400      Johnson & Johnson                                     20,313,875
                                                                   -------------
                                                                      72,688,981
--------------------------------------------------------------------------------
Multi-Industry: 1.5%
    73,100      Honeywell, Inc.                                        2,462,556
   847,700      Tyco International Ltd.                               40,159,788
                                                                   -------------
                                                                      42,622,344
--------------------------------------------------------------------------------
Office & Business Equipment: 1.3%
   347,200      *EMC Corp.                                            26,712,700
   108,900      International Business Machines Corp.                 11,931,356
                                                                   -------------
                                                                      38,644,056
--------------------------------------------------------------------------------
Oil: 0.8%
   314,545      TOTAL SA ADR                                          24,160,988
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.5%
   707,900      *Ocean Energy, Inc.                                   10,043,331
   216,300      *R&B Falcon Corp.                                      5,096,569
                                                                   -------------
                                                                      15,139,900
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.2%
   625,500      Transocean Sedco Forex, Inc.                          33,425,156
--------------------------------------------------------------------------------
Oil-International: 1.8%
   614,300      Conoco, Inc. Cl. B                                    15,088,744
   245,600      Exxon Mobil Corp.                                     19,279,600
   276,100      Royal Dutch Petroleum Co.                             16,997,406
                                                                   -------------
                                                                      51,365,750
--------------------------------------------------------------------------------
Retail Trade: 2.8%
   116,500      *Best Buy Co., Inc.                                    7,368,625
   562,600      CVS Corp.                                             22,504,000
   230,000      Home Depot, Inc.                                      11,485,625
   863,400      *Staples, Inc.                                        13,301,756


                                    MSF-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES              ISSUE                                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Retail Trade: (Continued)
      452,900   Wal-Mart Stores, Inc.                              $  26,098,363
                                                                   -------------
                                                                      80,758,369
--------------------------------------------------------------------------------
Software: 3.2%
        5,887   *Anacomp, Inc.                                            15,821
        1,495   *Anacomp, Inc. (Wts.)                                      2,757
      248,600   * +BEA Systems, Inc.                                  12,282,394
      123,700   *Intuit, Inc.                                          5,110,356
      655,200   *Microsoftft Corp.                                    52,395,525
      217,000   *Oracle Corp.                                         18,234,781
       43,650   *Veritas Software Corp.                                4,931,086
                                                                   -------------
                                                                      92,972,720
--------------------------------------------------------------------------------
Technology: 0.1%
       20,900   *Cree, Inc.                                            2,794,069
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 6.2%
      148,200   *Amdocs Ltd.                                          11,374,350
      558,700   *+American Tower Corp. Cl. A                          23,290,806
      216,600   *Comverse Technology, Inc.                            20,150,569
      316,400   *Nextel Communications, Inc. Cl. A                    19,349,838
      381,300   *Nokia Corp. ADR                                      19,041,169
      536,500   Nortel Networks Corp.                                 36,616,125
      479,800   * +Qwest Communications International, Inc.           23,840,062
      538,300   *WorldCom, Inc.                                       24,711,334
                                                                   -------------
                                                                     178,374,253
--------------------------------------------------------------------------------
Transportation-Trucking: 0.0%
          500   *++Crown Packaging Holdings Ltd. (Wts.) 144A                   5
--------------------------------------------------------------------------------
Utilities-Electric: 0.9%
      576,000   *AES Corp.                                            26,280,000
--------------------------------------------------------------------------------
Utilities-Telephone: 0.6%
      313,100   * +Sprint Corp. PCS Group Ser. 1                      18,629,450
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost: 1,211,269,749)                              1,541,936,344
                                                                   -------------
--------------------------------------------------------------------------------
   FACE                                      INTEREST     MATURITY      VALUE
  AMOUNT             ISSUE                     RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: 23.0%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.6%
 8,125,000    Lockheed Martin Corp.            7.950%      12/1/05 $   8,171,313
 9,650,000    ++Raytheon Co. 144A              8.300%       3/1/10     9,827,270
                                                                   -------------
                                                                      17,998,583
--------------------------------------------------------------------------------
Asset Backed: 0.5%
16,755,000    Citibank Credit Card
              Master Trust I Ser. 99 A         5.875%      3/10/11    15,194,607
--------------------------------------------------------------------------------
Automotive: 0.2%
 5,525,000    Lear Corp. Sr. Ser. B            7.960%      5/15/05     5,182,118
 1,550,000    Lear Seating Corp. Sub.          8.250%       2/1/02     1,519,636
                                                                   -------------
                                                                       6,701,754
--------------------------------------------------------------------------------

   FACE                                        INTEREST     MATURITY     VALUE
  AMOUNT              ISSUE                     RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Broadcasting: 0.2%
 4,600,000   Echostar
             Communications Corp.
             Sr.                                9.375%       2/1/09 $  4,439,000
--------------------------------------------------------------------------------
Chemicals: 0.1%
 3,175,000   CKK Witco Corp. Sr.                8.500%      3/15/05    3,220,085
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations: 1.5%
 4,604,121   Comm Ser. 99-A1                    6.145%      2/15/08    4,406,973
   147,709   Countrywide MBS, Inc.
             Ser. 93-5 A4                       7.125%     12/25/23      147,017
 4,325,000   GMAC Commercial
             Mortgage Security, Inc.
             Ser. 97-C2 A2                      6.550%      4/15/29    4,122,265
14,848,200   GMAC Commercial
             Mortgage Security, Inc.
             Ser. 98-C1 A1                      6.411%     11/15/07   14,314,036
 7,625,000   GMAC Commercial
             Mortgage Security, Inc.
             Ser. 99-C1 A2                      6.175%      5/15/33    6,991,172
 1,396,036   Morgan Stanley Capital,
             Inc. Ser. 98 HF1-A1                6.190%      1/15/07    1,345,953
 5,324,262   Morgan Stanley Capital,
             Inc. Ser. 98 XL1-A1                6.220%       5/3/05    5,113,342
 7,208,290   Structured Assets
             Securities Corp. Ser. 97-
             LL I                               6.790%     10/12/34    7,104,634
    26,947   World Omni Automobile
             Lease Trust Ser. 97-B A3           6.180%     11/25/03       26,913
                                                                    ------------
                                                                      43,572,305
--------------------------------------------------------------------------------
Consumer Products: 0.2%
 6,100,000   Servicemaster Co.                  8.450%      4/15/05    6,061,204
Drugs & Health Care: 0.2%                                           ------------
 4,100,000   +HealthSouth Corp. Sr.             9.500%       4/1/01    4,088,438
 2,875,000   HealthSouth Corp. Sr.
             Ser. 08                            7.000%      6/15/08    2,198,398
                                                                    ------------
                                                                       6,286,836
--------------------------------------------------------------------------------
Electrical Equipment: 0.2%
 5,650,000   Ametek, Inc. Sr.                   7.200%      7/15/08    5,140,201
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.6%
 6,975,000   Harrah's Entertainment,
             Inc. Sr.                           7.875%     12/15/05    6,556,500
 6,175,000   MGM Grand, Inc. Sr.                9.750%       6/1/07    6,267,625
 4,800,000   Park Place Entertainment
             Corp. Sr.                          9.375%      2/15/07    4,800,000
                                                                    ------------
                                                                      17,624,125
--------------------------------------------------------------------------------
Finance & Banking: 2.8%
12,100,000   Capital One Bank                   6.620%       8/4/03   11,524,887
11,900,000   FINOVA Capital Corp. Sr.           6.125%      3/15/04   10,276,721
 5,400,000   FINOVA Capital Corp. Sr.           6.375%      5/15/05    4,530,546

                                    MSF-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

FACE                                       INTEREST      MATURITY       VALUE
AMOUNT              ISSUE                    RATE          DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Finance & Banking: (Continued)
$15,125,000   Ford Motor Credit Co.          6.446%       7/16/02  $ 15,203,952
  8,325,000   Ford Motor Credit Co.          7.375%      10/28/09     8,052,523
  6,275,000   Ford Motor Credit Co.          7.875%       6/15/10     6,273,870
  4,500,000   General Motors
              Acceptance Corp.               5.950%       3/14/03     4,327,875
  5,000,000   General Motors
              Acceptance Corp.               6.540%        4/5/04     5,044,650
 12,850,000   General Motors
              Acceptance Corp.               6.571%       10/7/02    12,980,556
  2,825,000   General Motors
              Acceptance Corp.               7.750%       1/19/10     2,808,474
                                                                   ------------
                                                                     81,024,054
--------------------------------------------------------------------------------
Financial Services: 5.1%
 13,100,000   AT&T Capital Corp.             6.971%       12/1/00    13,120,174
  2,525,000   Charter Communication
              Holding LLC Sr.                8.625%        4/1/09     2,231,469
  3,900,000   Chase Manhattan Credit
              Card Master Trust Ser.
              96-3 A                         7.040%       2/15/05     3,892,668
  5,200,000   CIT Group Holdings, Inc.
              Sr.                            6.700%       5/28/01     5,156,840
  3,230,000   CIT Group Holdings, Inc.
              Sr.                            6.750%       5/14/01     3,206,033
 14,600,000   Commercial Credit
              Group, Inc.                    6.450%        7/1/02    14,356,910
 12,050,000   Conseco, Inc.                  8.750%        2/9/04     8,254,250
  6,150,000  +Conseco, Inc.                  9.000%      10/15/06     4,182,000
  9,725,000   Countrywide Funding
              Corp.                          6.580%       9/21/01     9,584,182
  6,900,000   Discover Card Master
              Trust I Ser. 98-7 A            5.600%       5/15/06     6,574,389
  4,500,000 ++ERAC USA Finance Co.
              144A                           6.625%       2/15/05     4,219,695
  4,400,000   Fleet Mortgage Group,
              Inc.                           7.060%       7/26/02     4,369,816
  6,000,000 ++Florida Windstorm-
              MBIA Sr. Ser. 99-A 144A        7.125%       2/25/19     5,422,740
 12,800,000   GE Global Insurance
              Holding Corp.                  7.000%       2/15/26    11,576,960
  8,500,000   Green Tree Financial
              Corp. Sr. Ser. 98-6 A4         5.980%        5/1/13     8,316,655
    725,000   Heller Financial, Inc.         7.000%       5/15/02       714,807
 15,600,000   Heller Financial, Inc.         7.125%       9/28/04    15,124,044
 13,000,000   MBNA American Bank
              National Assoc. Sr.            6.875%       7/15/04    12,340,900
  5,000,000   MBNA Master Credit
              Card Trust II Ser.             7.000%       2/15/12     4,955,250
              99-J A
  8,175,000   Prime Credit Card
              Master Trust I Ser. 95-1
              A                              6.750%      11/15/05     8,108,537
                                                                   ------------
                                                                    145,708,319
--------------------------------------------------------------------------------

FACE                                       INTEREST    MATURITY         VALUE
AMOUNT              ISSUE                    RATE        DATE         (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Food & Beverages: 0.3%
  3,550,000   Coca-Cola Enterprises,
              Inc.                           6.950%     11/15/26      3,138,271
  6,550,000 ++Pepsi Bottling Group,
              Inc. 144A                      5.625%      2/17/09      5,848,168
                                                                   ------------
                                                                      8,986,439
--------------------------------------------------------------------------------
Forest Products & Paper: 0.4%
 11,000,000 ++International Paper Co.
              144A                           7.670%       7/8/02     11,046,200
--------------------------------------------------------------------------------
Healthcare Services: 0.3%
  3,700,000   Columbia/HCA
              Healthcare Corp.               6.870%      9/15/03      3,422,500
  6,600,000   Columbia/HCA
              Healthcare Corp.               7.690%      6/15/25      5,329,500
                                                                   ------------
                                                                      8,752,000
--------------------------------------------------------------------------------
Hospital Management: 0.2%
  6,425,000   Tenet Healthcare Corp.
              Sr.                            8.625%      1/15/07      6,135,875
--------------------------------------------------------------------------------
Industrials: 2.1%
  8,375,000   Allied Signal, Inc.            5.750%      3/15/01      8,303,980
 11,300,000   Aramark Services, Inc.         6.750%       8/1/04     10,463,122
  6,500,000   Beckman Instuments,
              Inc. Sr.                       7.100%       3/4/03      6,211,335
  6,350,000   Dover Corp.                    6.650%       6/1/28      4,910,582
  5,800,000   Honeywell, Inc.                6.750%      3/15/02      5,748,902
  4,700,000   Illinois Tool Works, Inc.      5.750%       3/1/09      4,189,627
 11,000,000   Tyco International Group
              SA                             6.250%      6/15/03     10,502,580
  9,875,000   United Technologies
              Corp.                          6.700%       8/1/28      8,743,522
                                                                   ------------
                                                                     59,073,650
--------------------------------------------------------------------------------
Mortgage Related: 1.3%
  6,475,000   Donaldson, Lufkin &
              Jenrette Commercial
              Mortgage Corp. Ser. 98-
              CF2 A1B                        6.240%     11/12/31      5,973,188
 11,950,000   Donaldson, Lufkin &
              Jenrette Commercial
              Mortgage Corp. Ser. 99-
              CG1 A1B                        6.460%      1/10/09     11,162,047
  5,750,000   Donaldson, Lufkin &
              Jenrette Commercial
              Mortgage Corp. Ser. 99-
              CG2 A1B                        7.300%      6/10/09      5,671,836
  8,235,959   LB Commercial Conduit
              and Mortgage Ser. 98-
              C1 A1                          6.330%      2/18/30      8,006,834
  6,250,000   WestPenn Funding LLC
              Ser. 99-A A3                   6.810%      9/25/08      6,107,812
                                                                   ------------
                                                                     36,921,717
--------------------------------------------------------------------------------
Newspapers: 0.4%
 10,730,000   News America, Inc. Sr.         7.125%       4/8/28      8,966,310



                                     MSF-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

FACE                                         INTEREST    MATURITY       VALUE
AMOUNT              ISSUE                      RATE        DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Newspapers: (Continued)
$ 3,825,000   News America, Inc. Sr.           7.750%     1/20/24  $  3,462,658
                                                                   ------------
                                                                     12,428,968
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.1%
  3,800,000   Pioneer Natural
              Resources Co. Sr.                9.625%      4/1/10     3,914,000
--------------------------------------------------------------------------------
Pollution Control: 0.3%
  6,100,000   Safety-Kleen Corp. Sr.           9.250%     5/15/09       175,375
  8,475,000   USA Waste Services,
              Inc. Sr.                         6.125%     7/15/01     8,184,477
                                                                   ------------
                                                                      8,359,852
--------------------------------------------------------------------------------
Restaurant: 0.1%
  4,400,000   Darden Restaurants, Inc.         7.125%      2/1/16     4,043,072
--------------------------------------------------------------------------------
Retail Grocery: 0.9%
 13,025,000   Albertsons, Inc. Sr.             7.450%      8/1/29    11,945,097
  7,875,000   Kroger Co. Sr.                   7.625%     9/15/06     7,651,193
  6,500,000   Safeway, Inc.                    7.000%     9/15/02     6,427,265
                                                                   ------------
                                                                     26,023,555
--------------------------------------------------------------------------------
Retail Trade: 0.2%
  4,700,000   Staples, Inc.                    7.670%    11/26/01     4,699,812
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 2.3%
  5,950,000   AT&T Corp.                       6.000%     3/15/09     5,290,800
 13,620,000   AT&T Corp.                       6.500%     3/15/29    11,436,305
  5,100,000   Clear Channel
              Communications Sr.               7.311%     6/15/02     5,111,220
  6,500,000   Global Crossing Ltd. Sr.         9.500%    11/15/09     6,272,500
  3,350,000 ++Level 3
              Communications, Inc.
              Sr. Ser. 08 144A                11.000%     3/15/08     3,308,125
 10,800,000   Lucent Technologies,
              Inc.                             6.450%     3/15/29     9,467,064
  6,300,000   Sprint Capital Corp.             7.625%     6/10/02     6,295,527
  8,150,000 ++Vodaphone Airtouch
              PLC 144A                         7.750%     2/15/10     7,949,999
  4,475,000 ++Vodaphone Airtouch
              PLC 144A                         7.875%     2/15/30     4,393,913
  6,200,000   Williams
              Communications Group,
              Inc. Sr.                        10.700%     10/1/07     6,169,000
                                                                   ------------
                                                                     65,694,453
--------------------------------------------------------------------------------
Utilities-Electric: 1.4%
  6,700,000   Calpine Corp. Sr. Ser. 09        7.750%     4/15/09     6,325,470
 11,000,000   NRG Energy, Inc. Sr.             7.500%      6/1/09    10,363,760
  6,325,000   PECO Energy Co. Ser.
              00-A A4                          7.650%      3/1/10     6,350,300
 12,025,000   PECO Energy Co. Ser.
              99-A A7                          6.130%      3/1/09    10,996,502
  5,350,000   Southern California
              Edison Co.                       6.500%      6/1/01     5,307,360
                                                                   ------------
                                                                     39,343,392
--------------------------------------------------------------------------------

FACE                                         INTEREST    MATURITY       VALUE
AMOUNT              ISSUE                      RATE        DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS:                           (Continued)
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.5%
$ 6,450,000   Dynegy, Inc. Sr.                 6.875%     7/15/02  $  6,344,607
  6,350,000   Dynegy, Inc. Sr.                 8.125%     3/15/05     6,377,495
                                                                   ------------
                                                                     12,722,102
--------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost:699,097,254)                              661,116,160
                                                                   ------------
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 4.8%
--------------------------------------------------------------------------------
 19,100,000   Federal Home Loan
              Mortgage Corp.                   6.750%     9/15/29    18,273,352
  2,475,000   Federal National
              Mortgage Assoc.                  6.500%     8/15/04     2,427,431
15,050,000    Federal National
              Mortgage Assoc.                  6.625%     9/15/09    14,539,654
  1,497,864   Federal National
              Mortgage Assoc.                  7.000%     12/1/07     1,487,738
 11,115,781   Federal National
              Mortgage Assoc.                  7.000%     2/1/30     10,740,624
 26,124,020   Federal National
              Mortgage Assoc.                  7.000%     5/1/30     25,217,777
  5,275,000  +Federal National
              Mortgage Assoc.                  7.125%     1/15/30     5,313,719
 19,850,000  +Federal National
              Mortgage Assoc.                  7.125%     2/15/05    19,930,591
    325,861   Federal National
              Mortgage Assoc.                  7.250%     9/1/07        324,757
  1,300,000  +Federal National
              Mortgage Assoc.                  7.250%     1/15/10     1,313,091
    616,003   Federal National
              Mortgage Assoc.                  8.000%     6/1/08        621,627
 16,000,000   Federal National
              Mortgage Assoc.                  8.000%     7/30/30    16,067,520
    726,635   Federal National
              Mortgage Assoc.                  8.500%     2/1/09        743,624
     24,426   Federal National
              Mortgage Assoc.                  9.000%     4/1/16         25,076
  1,207,397   Government National
              Mortgage Assoc.                  6.000%     2/15/09     1,163,616
  2,955,035   Government National
              Mortgage Assoc.                  6.500%     5/15/09     2,895,491
 15,075,000   Government National
              Mortgage Assoc.                  8.500%     7/30/30    15,435,443
--------------------------------------------------------------------------------
              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost:135,524,328)                                    136,521,131
                                                                   ------------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 9.9%
--------------------------------------------------------------------------------
 13,303,629  +U.S. Treasury Bond               3.875%     4/15/29    13,249,617
  2,400,000  +U.S. Treasury Bond               6.125%     8/15/29     2,424,000
 11,075,000  +U.S. Treasury Bond               6.250%     5/15/30    11,620,112
  1,650,000  +U.S. Treasury Bond               8.125%     5/15/21     2,013,264
 65,675,000  +U.S. Treasury Bond               8.125%     8/15/21    80,236,461
 10,200,000  +U.S. Treasury Bond               8.500%     2/15/20    12,791,412
 10,950,000  +U.S. Treasury Bond               8.875%     2/15/19    14,092,978
 30,775,000   U.S. Treasury Bond              10.625%     8/15/15    43,830,370


                                     MSF-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

FACE                                         INTEREST    MATURITY        VALUE
AMOUNT              ISSUE                      RATE        DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: (Continued)
$ 9,575,000   +U.S. Treasury Bond             11.250%     2/15/15  $ 14,118,625
 17,775,000   +U.S. Treasury Note              5.875%     9/30/02    17,577,875
     75,000    U.S. Treasury Note              5.875%    11/15/04        73,910
  3,325,000   +U.S. Treasury Note              6.000%     8/15/09     3,298,500
 56,125,000   +U.S. Treasury Note              6.625%     7/31/01    56,195,156
 11,450,000   +U.S. Treasury Note              6.625%     7/15/07    11,689,763
  2,050,000    U.S. Treasury Strip             0.000%    11/15/01     1,878,251
--------------------------------------------------------------------------------
               TOTAL FEDERAL TREASURY OBLIGATIONS
               (Cost:285,390,046)                                   285,090,294
                                                                   ------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 0.3%
--------------------------------------------------------------------------------
    475,000   New Zealand NZD                 8.000%      4/15/04       231,047
 14,850,000   New Zealand NZD                 8.000%     11/15/06     7,369,229
--------------------------------------------------------------------------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost:8,287,393)                                        7,600,276
                                                                   ------------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 1.6%
--------------------------------------------------------------------------------
  5,600,000   California Infrastructure
              Ser. 97-1 A5                     6.250%     6/25/04     5,537,000
 11,225,000   California Infrastructure
              Ser. 97-1 A6                     6.310%     9/25/08    10,773,980
  6,150,000   California Infrastructure
              Ser. 97-1 A6                     6.320%     9/25/05     6,019,251
  5,325,000   California Infrastructure
              Ser. 97-1 A6                     6.380%     9/25/08     5,153,588
 11,275,000   California Infrastructure
              Ser. 97-1 A7                     6.420%     9/25/08    10,932,127
  8,475,000   New Jersey Economic
              Development Authority
              State Pension Funding
              Ser. A                           7.425%     2/15/29     8,321,348
--------------------------------------------------------------------------------
              TOTAL STATE AGENCY OBLIGATIONS
              (Cost:50,052,925)                                      46,737,294
                                                                   ------------
--------------------------------------------------------------------------------
YANKEE BONDS: 2.1%
--------------------------------------------------------------------------------
  1,787,500   City of Naples                   7.520%     7/15/06     1,778,330
  8,025,000   Deutsche Telekom
              International Finance            7.750%     6/15/05     8,011,037
  6,700,000 ++DR Investments Sr. 144A          7.100%     5/15/02     6,637,288
  9,375,000   Hellenic Republic of
              Greece                           6.950%      3/4/08     9,115,125
  3,000,000   Norsk Hydro AS                   7.150%    11/15/25     2,695,230
 10,575,000   Province of Quebec               7.125%      2/9/24     9,988,934
  3,065,500  "Republic Of Greece               6.950%      3/4/08     9,968,222
  6,100,000   United Mexican States           10.375%     2/17/09     6,496,500
  5,100,000 ++Woodside Finance Ltd.
              Ser. 08 144A                     6.600%     4/15/08     4,755,648
--------------------------------------------------------------------------------
              TOTAL YANKEE BONDS
              (Cost:62,560,483)                                      59,446,314
                                                                   ------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 6.2%
 25,459,000   American Express Credit
              Corp.                            6.780%      7/5/00    25,459,000
 19,016,000   AT&T Corp.                       5.540%     7/10/00    18,985,051

  FACE                                        INTEREST   MATURITY       VALUE
 AMOUNT                     ISSUE               RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
$26,561,000   Ford Motor Credit Co.            6.540%      7/6/00  $ 26,561,000
  7,311,000   Ford Motor Credit Co.            6.580%      7/6/00     7,311,000
 12,463,000   General Electric Capital
              Corp.                            6.510%     7/17/00    12,463,000
 25,380,000   General Electric Capital
              Corp.                            6.770%      7/7/00    25,380,000
  8,000,000   Goldman Sachs Group
              LP                               6.580%     7/17/00     7,976,747
 15,000,000   Household Finance
              Corp.                            6.530%      7/6/00    15,000,000
 25,000,000   Household Finance
              Corp.                            6.880%      7/3/00    25,000,000
 14,757,000   Norwest Financial, Inc.          6.650%     7/10/00    14,757,000
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost:178,892,798)                                    178,892,798
                                                                   ------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 101.6%
              (Cost:2,631,074,976)                                2,917,340,611
              OTHER ASSETS LESS LIABILITIES: (1.6)%                 (46,362,338)
              TOTAL NET ASSETS: 100.0%                            2,870,978,273
                                                                  =============
--------------------------------------------------------------------------------
LEGEND:

*   Non-income producing security.
+   Securities on loan.
++  Restricted security
ADR (American Depository Receipt) represents ownership off foreign securities. NZD New Zealand Dollar.
"   Face Amount in thousands

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was 145,900,269 with collateral backing valued at 148,189,020.

RESTRICTED SECURITIES: (Note 2)
The aggregate value of restricted securities at June 30, 2000 was 63,409,051 or 2.21% of the State Street Research Diversified Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-18

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO    JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

Investments, at value (Note 1A) (1) ............................$ 2,917,340,611
Cash ...........................................................          7,217
Foreign currencies held at value (2) ...........................             --
Receivable for investment securities sold ......................      4,358,469
Receivable for fund shares sold ................................             --
Receivable for dividends and interest ..........................     22,753,435
Daily variation on futures contracts (Note 11) .................             --
Unrealized appreciation on forward contracts (Note 10) .........        251,563
Collateral for securities loaned (Note 7) ......................    148,189,020
Other assets ...................................................         77,662
                                                                ---------------
  Total Assets .................................................  3,092,977,977
                                                                ---------------

LIABILITIES:

Payable for investment securities purchased ....................     72,103,000
Payable for capital stock repurchased ..........................        559,453
Unrealized depreciation on forward contracts (Note 10) .........           --
Return of collateral for securities loaned (Note 7) ............    148,189,020
Bank overdraft .................................................           --
Accrued investment management fee (Note 3)  ....................        999,877
Accrued expenses and other liabilities .........................        148,354
                                                                ---------------
  Total Liabilities ............................................    221,999,704
                                                                ---------------

NET ASSETS:.....................................................  2,870,978,273
                                                                ===============

COMPOSITION OF NET ASSETS:

Paid-in-capital ................................................  2,400,191,024
Undistributed (overdistributed) net investment income (loss) ...     45,054,835
Net unrealized appreciation (depreciation)  ....................    286,514,438
Accumulated net realized gain (loss) ...........................    139,217,976
                                                                ---------------
  Net Assets ...................................................$ 2,870,978,273
                                                                ===============
  Shares Outstanding ...........................................    151,421,008
                                                                ===============
  Net Asset Value Per Share ....................................$         18.96
                                                                ===============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost .......................................$ 2,631,074,976
(2) Cost of foreign currency....................................             --

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

Interest (Note 1B) (1) .........................................$    46,329,389
Dividends (Note 1B)  ...........................................      5,225,587
Total Investment Income, Net of Withholding Taxes (2) ..........     51,554,976

EXPENSES:

Investment management fee (Note 3A) ............................      6,018,636
Printing and distribution fees .................................        255,551
Custodian and transfer agent fees ..............................        206,923
Audit and tax service fees .....................................         10,949
Directors fees .................................................          3,864
Insurance fees .................................................          1,854
Other operating expenses .......................................          2,364
                                                                ---------------
Total expenses before reimbursement / reduction ................      6,500,141
Less: expense reimbursement ....................................             --
      expense reduction (Note 1H) ..............................             --
                                                                ---------------
Net expenses ...................................................      6,500,141
                                                                ---------------
  Net Investment Income (Loss) .................................     45,054,835
                                                                ---------------

NET REALIZED GAIN (LOSS) ON:

Investments ....................................................    130,129,791
Foreign currency transactions ..................................       (854,302)
Futures contracts ..............................................             --
                                                                ---------------
  Net Realized Gain (Loss) .....................................    129,275,489
                                                                ---------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency holdings
 and futures contracts (Notes 8,10,11)..........................    356,517,522
End of period investments, foreign currency holdings and
 futures contracts (Notes 8,10,11)..............................    286,514,438
                                                                ---------------
  Net Unrealized Appreciation (Depreciation) ...................    (70,003,084)
                                                                ---------------
  Net Increase (Decrease) in Net Assets Resulting From
   Operations...................................................$   104,327,240
                                                                ===============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned..................................$       241,894
(2) Withholding taxes...........................................        165,680

                                     MSF-19

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                        JUNE 30, 2000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   SIX MONTHS
                                                                                                      ENDED           YEAR ENDED
                                                                                                  JUNE 30, 2000      DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                            (UNAUDITED)           1999
                                                                                                -----------------  ----------------
OPERATIONS:
Net investment income (loss) ...................................................................$      45,054,835  $     85,622,921
Net realized gain (loss) from investments, foreign currency holdings and futures contracts .....      129,275,489       147,866,387
Unrealized appreciation (depreciation) of investments, foreign currency holdings and
  futures contracts ............................................................................      (70,003,084)         (982,562)

                                                                                                -----------------  ----------------
Net increase (decrease) in net assets resulting from operations ................................      104,327,240       232,506,746
                                                                                                -----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ..........................................................................             --         (87,136,361)

Net realized gain from investment transactions .................................................             --        (156,402,215)

                                                                                                -----------------  ----------------
Total Distributions (Note 4) ...................................................................             --        (243,538,576)

                                                                                                -----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares ...............................................................       12,943,358       123,394,803
Net asset value of shares issued to shareholders in reinvestment of distributions ..............             --         243,538,576
Shares redeemed ................................................................................     (120,703,970)     (138,476,970)
                                                                                                -----------------  ----------------
Net Capital Stock Transactions (Note 9)  .......................................................     (107,760,612)      228,456,409
                                                                                                -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................................       (3,433,372)      217,424,579
NET ASSETS: Beginning of period ................................................................    2,874,411,645     2,656,987,066
                                                                                                -----------------  ----------------
NET ASSETS: End of period ......................................................................    2,870,978,273     2,874,411,645
                                                                                                =================  ================

------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE                            SIX MONTHS                         YEAR ENDED DECEMBER 31,
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)              ENDED      ------------------------------------------------------------
                                                         JUNE 30, 2000
                                                          (UNAUDITED)      1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: Beginning of period .................  $    18.27   $    18.39   $    16.98   $    16.67   $    15.95  $    13.40
------------------------------------------------------------------------------------------------------------------------------------

Investment Operations:
 Net investment income ...............................        0.30         0.59         0.60         0.60         0.55        0.59
 Net realized and unrealized gain (loss) .............        0.39         0.96         2.70         2.71         1.77        3.02
                                                        ----------   ----------   ---------    ----------   ----------  ----------
 Total From Investment Operations ....................        0.69         1.55         3.30         3.31         2.32        3.61
                                                        ----------   ----------   ---------    ----------   ----------  ----------
Less Distributions:
 Dividends from net investment income ................          --        (0.60)       (0.57)       (0.60)       (0.53)      (0.58)
 Distributions from net realized capital gains .......          --        (1.07)       (1.32)       (2.40)       (1.07)      (0.48)
                                                        ----------   ----------   ---------    ----------   ----------  ----------
 Total Distributions .................................          --        (1.67)       (1.89)       (3.00)       (1.60)      (1.06)
                                                        ----------   ----------   ---------    ----------   ----------  ----------
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: End of period .......................  $    18.96   $    18.27   $    18.39   $    16.98   $    16.67  $    15.95
------------------------------------------------------------------------------------------------------------------------------------

 Total Return ........................................        3.78         8.71%       19.64%       20.58%       14.52%      27.03%
Supplemental Data/Significant Ratios:
 Net assets at end of period (000's) .................   2,870,978    2,874,412    2,656,987    1,982,232    1,448,841   1,114,834
 Operating expenses to average net assets (1) ........        0.46         0.45%        0.48%        0.40%        0.29%       0.31%
 Net investment income to average net assets (1) .....        3.16         3.08%        3.39%        3.50%        3.38%       3.92%
 Portfolio Turnover (2) ..............................      113.03       123.77%      105.89%      114.79%       91.07%      79.29%
------------------------------------------------------------------------------------------------------------------------------------


Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to 1,528,370,643 and 1,658,346,130 ,respectively.

See Notes to Financial Statements.

                                     MSF-20

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
   SHARES           ISSUE                                             (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 94.0%
Automotive: 0.9%
    307,300   Danaher Corp.                                        $  15,192,144
--------------------------------------------------------------------------------
Biotechnology: 2.2%
    226,900   PE Biosystems Group                                     14,947,037
    308,100   QLT Phototherapeutics, Inc.                             23,925,891
                                                                   -------------
                                                                      38,872,928
--------------------------------------------------------------------------------
Broadcasting: 2.5%
    334,800  +Cox Radio, Inc. Cl. A                                    9,374,400
    151,200 *+Univision Communications, Inc.                          15,649,200
              Cl. A
    851,316  *USA Networks, Inc.                                      18,436,312
                                                                   -------------
                                                                      43,459,912
--------------------------------------------------------------------------------
Business Services: 3.7%
    236,600  +Acxiom Corp.                                             6,610,012
    248,800 *+Bisys Group, Inc.                                       15,378,950
  1,080,548  *Concord EFS, Inc.                                       28,094,248
    335,200  *InterNAP Network Services                               13,827,000
                                                                   -------------
                                                                      63,910,210
--------------------------------------------------------------------------------
Computer Equipment & Service: 9.6%
    235,500  *CIENA Corp.                                             39,247,547
    145,200  *Digex , Inc. Cl. A                                       9,869,063
    144,700  *Extreme Networks, Inc.                                  15,216,109
     90,300 *+Foundry Networks, Inc.                                   9,961,219
    375,600  *Jabil Circuit, Inc.                                     18,639,150
    395,700 *+Proxicom, Inc.                                          18,931,772
    377,400  *SanDisk Corp.                                           23,103,956
    322,200  *Solectron Corp.                                         13,492,125
     17,000  *StorageNetworks, Inc.                                    1,534,250
     96,920  *VeriSign, Inc.                                          17,091,236
                                                                   -------------
                                                                     167,086,427
--------------------------------------------------------------------------------
Consumer Services: 1.0%
    456,700   Biomet, Inc.                                            17,568,678
--------------------------------------------------------------------------------
Drugs & Health Care: 8.1%
    858,200  +ALZA Corp.                                              50,741,075
    574,200  +Andrx Corp.                                             36,694,969
    159,500   Express Scripts, Inc. Cl. A                              9,844,140
    581,400 *+Genzyme Corp.                                           34,611,469
    232,400   Ivax Corp.                                               9,644,600
                                                                   -------------
                                                                     141,536,253
--------------------------------------------------------------------------------
Electrical Equipment: 1.8%
    421,900   Millipore Corp.                                         31,800,713
--------------------------------------------------------------------------------
Electronics: 11.7%
    103,000  *E-Tek Dynamics, Inc.                                    27,166,250
    365,600  *Flextronics International Ltd.                          25,123,575
    380,600   Integrated Device Technology                            22,836,000
    652,900  *Lam Research Corp.                                      24,504,153
    667,200  *Novellus Systems, Inc.                                  37,759,350
    272,900  *QLogic Corp.                                            18,054,041
     83,600   SDL, Inc.                                               23,844,287
    336,300  *Vitesse Semiconductor Corp.                             24,749,578
                                                                   -------------
                                                                     204,037,234
--------------------------------------------------------------------------------
Financial Services: 2.2%
    414,300   Lehman Brothers Holdings, Inc.                          39,177,244
--------------------------------------------------------------------------------
Industrials: 1.8%
    256,600  *Waters Corp.                                            32,026,888
--------------------------------------------------------------------------------
Insurance: 1.6%
    538,700   ACE Ltd.                                                15,083,600
    387,900   St. Paul Cos., Inc.                                     13,237,088
                                                                   -------------
                                                                      28,320,688
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.8%
    729,100 *+Stryker Corp.                                           31,898,125
--------------------------------------------------------------------------------
Office & Business Equipment: 2.5%
    443,000   Diebold, Inc.                                           12,348,625
    568,600   Symbol Technologies, Inc.                               30,704,400
                                                                   -------------
                                                                      43,053,025
--------------------------------------------------------------------------------
Oil & Gas Exploration: 3.0%
    424,300  +Anadarko Petroleum Corp.                                20,923,294
    571,700   EOG Resources, Inc.                                     19,151,950
    511,500  *R&B Falcon Corp.                                        12,052,219
                                                                   -------------
                                                                      52,127,463
--------------------------------------------------------------------------------
Oil-Domestic: 0.7%
    193,900   Kerr-McGee Corp.                                        11,427,981
--------------------------------------------------------------------------------
Oil-Equipment & Services: 2.9%
    294,000   Dynegy , Inc. Cl. A                                     20,083,875
    327,700  *Noble Drilling Corp.                                    13,497,144
    305,900   Transocean Sedco Forex, Inc.                            16,346,531
                                                                   -------------
                                                                      49,927,550
--------------------------------------------------------------------------------
Retail Trade: 6.1%
    751,000  *Bed Bath & Beyond, Inc.                                 27,200,281
    301,200  *Best Buy Co., Inc.                                      19,050,900
    562,400   Circuit City Stores, Inc.                               18,664,650
  1,215,900   Family Dollar Stores, Inc.                              23,786,044
1,111,900    *Staples, Inc.                                           17,130,209
                                                                   -------------
                                                                     105,832,084
--------------------------------------------------------------------------------
Software: 12.5%
    565,200  *BEA Systems, Inc.                                       27,924,412
    197,700  *Electronic Arts, Inc.                                   14,425,922
    334,300   Entrust Technologies, Inc.                              27,726,006
    100,655 *+i2 Technologies, Inc.                                   10,496,429
    114,300  *Inktomi Corp.                                           13,519,547
    397,300   Keane, Inc.                                              8,591,613
    388,600   Macromedia, Inc.                                        37,560,619
     99,700   Mercury Interactive Corp.                                9,649,091
    130,200   Micromuse, Inc.                                         21,544,031
    562,400   Peregrine Systems, Inc.                                 19,578,550
    201,300   Phone.com, Inc.                                         13,128,534

                                    MSF-21

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES            ISSUE                                             (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: (Continued)
    284,100   Symantec Corp.                                       $  15,332,522
                                                                   -------------
                                                                     219,477,276
--------------------------------------------------------------------------------
Technology: 4.1%
    114,200  +Broadcom Corp. Cl. A                                    25,002,662
    785,400  *Cypress Semiconductor Corp.                             33,183,150
    260,400  +Intersil Holding Corp. Cl. A                            14,061,600
                                                                   -------------
                                                                      72,247,412
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 12.1%
    509,400  *ADC Telecommunications, Inc.                            42,710,006
    708,800 *+American Tower Corp. Cl. A                              29,548,100
     50,400  *Dobson Communications Corp. Cl. A                          973,350
    464,700 *+Finisar Corp.                                           12,183,853
    420,500 *+Intermedia Communications,                              12,483,594
              Inc.
    137,900  *JDS Uniphase Corp.                                      16,526,453
    819,900  *MarchFirst, Inc.                                        14,988,797
    651,900 *+Metromedia Fiber Network, Inc.                          25,872,281
              Cl. A
    317,400  +Nextlink Communications, Inc. Cl. A                     12,031,444
    427,500   Powerwave Technologies, Inc.                            18,810,000
    480,900   Western Wireless Corp. Cl. A                            26,194,022
                                                                   -------------
                                                                     212,321,900
--------------------------------------------------------------------------------
Tires & Rubber: 0.3%
    301,900   Goodyear Tire & Rubber Co.                               6,038,000
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.9%
    432,900   Burlington Resources, Inc.                              16,558,425
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: 1,360,561,102)                                1,643,898,560
                                                                   -------------
--------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES: 1.0%
--------------------------------------------------------------------------------
    191,900   MidCap SPDR Trust                                       17,031,125
                                                                   -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES
              (Cost: 15,824,111)                                      17,031,125
                                                                   -------------
--------------------------------------------------------------------------------
    FACE                                      INTEREST    MATURITY       VALUE
   AMOUNT           ISSUE                       RATE        DATE       (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.3%
--------------------------------------------------------------------------------
 45,000,000   American Express
              Credit Corp.                     6.780%      7/7/00  $  45,000,000
  7,421,000   DaimlerChrysler
              Holding Corp.                    6.780%      7/5/00      7,421,000
 20,000,000   Ford Motor Credit
              Corp.                            6.720%      7/5/00     20,000,000
  3,625,000   Household Finance
              Corp.                            6.880%      7/3/00      3,625,000
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: 76,046,000) ................................     76,046,000
                                                                   -------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS : 99.3%
              (Cost: 1,452,431,213)                                1,736,975,685
              OTHER ASSETS LESS LIABILITIES: 0.7%                     11,582,285
                                                                   -------------
              TOTAL NET ASSETS: 100.0% ..........................  1,748,557,970
                                                                   =============
--------------------------------------------------------------------------------
LEGEND:

+ Securities on loan.
* Non-income producing security.

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was $96,113,559 with collateral backing valued at $98,156,286.

See Notes to Financial Statements.


                                    MSF-22

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

  Investments, at value (Note 1A) (1) .......................... $ 1,736,975,685
  Cash .........................................................             893
  Foreign currencies held at value (2) .........................              --
  Receivable for investment securities sold ....................      32,362,469
  Receivable for fund shares sold ..............................          21,692
  Receivable for dividends and interest ........................         553,716
  Daily variation on futures contracts (Note 11) ...............              --
  Unrealized appreciation on forward contracts (Note 10) .......              --
  Collateral for securities loaned (Note 7) ....................      98,156,286
  Other assets .................................................              --
                                                                 ---------------
  Total Assets .................................................   1,868,070,741
                                                                 ---------------
LIABILITIES:

  Payable for investment securities purchased ..................      18,690,430
  Payable for capital stock repurchased ........................       1,648,334
  Unrealized depreciation on forward contracts (Note 10) .......              --
  Return of collateral for securities loaned (Note 7) ..........      98,156,286
  Bank overdraft ...............................................              --
  Accrued investment management fee (Note 3)  ..................         972,480
  Accrued expenses and other liabilities .......................          45,241
                                                                 ---------------
  Total Liabilities ............................................     119,512,771
                                                                 ---------------

NET ASSETS:  ................................................... $ 1,748,557,970
                                                                 ===============
COMPOSITION OF NET ASSETS:

  Paid-in-capital ..............................................     928,499,811
  Undistributed (overdistributed) net investment ...............     (1,559,234)
    income (loss) ..............................................
  Net unrealized appreciation (depreciation)  ..................     284,544,471
  Accumulated net realized gain (loss) .........................     537,072,922
                                                                 ---------------
  Net Assets ................................................... $ 1,748,557,970
                                                                 ===============
  Shares Outstanding ...........................................      41,860,972
                                                                 ===============
  Net Asset Value Per Share .................................... $         41.77
                                                                 ===============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost .......................................   1,452,431,213
(2) Cost of foreign currency ...................................              --

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest (Note 1B) (1) ....................................... $     3,397,937
  Dividends (Note 1B)  .........................................       1,646,355
                                                                 ---------------
  Total Investment Income, Net of Withholding Taxes (2) ........       5,044,292
                                                                 ---------------
EXPENSES:

  Investment management fee (Note 3A) ..........................       5,824,040
  Printing and distribution fees ...............................         130,090
  Custodian and transfer agent fees ............................         119,274
  Audit and tax service fees ...................................           8,625
  Directors fees ...............................................           3,864
  Insurance fees ...............................................           1,854
  Other operating expenses .....................................           2,363
                                                                 ---------------
  Total expenses before reimbursement / reduction ..............       6,090,110
  Less: expense reimbursement ....................................            --
  expense reduction (Note 1H)  ...................................        40,627
  Net expenses .................................................       6,049,483
  Net Investment Income (Loss) .................................     (1,005,191)
                                                                 ---------------

NET REALIZED GAIN (LOSS) ON:

  Investments ..................................................     334,577,694
  Foreign currency transactions ................................              --
  Futures contracts ............................................              --
                                                                 ---------------
  Net Realized Gain (Loss) .....................................     334,577,694
                                                                 ---------------
NET UNREALIZED APPRECIATION (DEPRECIATION):

  Beginning of period investments, foreign currency
    holdings and futures contracts (Notes 8,10,11)..............     480,524,266

  End of period investments, foreign currency holdings
    and futures contracts (Notes 8,10,11) ......................     284,544,470
                                                                 ---------------
  Net Unrealized Appreciation (Depreciation) ...................   (195,979,796)
                                                                 ---------------
  Net Increase (Decrease) in Net Assets Resulting From
    Operations.................................................. $   137,592,707
                                                                 ===============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned ................................. $       188,306
(2) Withholding taxes ..........................................              --

                                    MSF-23

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO                  June 30, 2000
--------------------------------------------------------------------------------
----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                                                   SIX MONTHS
                                                                                                      ENDED         YEAR ENDED
                                                                                                  JUNE 30, 2000    DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                            (UNAUDITED)        1999
OPERATIONS:                                                                                       -------------    ------------
  Net investment income (loss) ................................................................. $   (1,005,191)     (4,270,809)
  Net realized gain (loss) from investments, foreign currency holdings and futures contracts ...     334,577,694     234,439,425
  Unrealized appreciation (depreciation) of investments, foreign currency holdings and futures
     contracts .................................................................................    (195,979,796)    176,722,386
                                                                                                 ---------------  --------------
  Net increase (decrease) in net assets resulting from operations ..............................     137,592,707     406,891,002
                                                                                                 ---------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................................              --              --
  Net realized gain from investment transactions ...............................................              --     (34,223,267)
                                                                                                 ---------------  --------------
  Total Distributions (Note 4) .................................................................              --     (34,223,267)
CAPITAL SHARE TRANSACTIONS:                                                                      ---------------  --------------
  Net proceeds from sale of shares .............................................................     104,719,050     160,278,116
  Net asset value of shares issued to shareholders in reinvestment of distributions ............              --      34,223,267
  Shares redeemed ..............................................................................     (94,594,487)   (397,665,004)
                                                                                                 ---------------  --------------
  Net Capital Stock Transactions (Note 9) ......................................................      10,124,563    (203,163,621)
                                                                                                 ---------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................     147,717,270     169,504,114
  NET ASSETS: Beginning of period ..............................................................   1,600,840,700   1,431,336,586
                                                                                                 ---------------  --------------
  NET ASSETS: End of period ....................................................................  $1,748,557,970  $1,600,840,700
                                                                                                 ===============  ==============

----------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------

PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)         SIX MONTHS
                                                          ENDED                      YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2000      ----------------------------------------------------
                                                        (UNAUDITED)      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: Beginning of period .................  $   38.45    $   29.53    $  27.61   $   27.11   $   25.87  $   22.05
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income ..............................      (0.02)       (0.11)      (0.06)      (0.03)      (0.02)     (0.01)
  Net realized and unrealized gain (loss) ............       3.34         9.85        3.75        1.67        2.01       6.50
                                                        ---------    ---------    --------   ---------   ---------  ---------
  Total From Investment Operations ...................       3.32         9.74        3.69        1.64        1.99       6.49
Less Distributions:                                     ---------    ---------    --------   ---------   ---------  ---------
  Dividends from net investment income ...............         --           --          --          --          --         --
  Distributions from net realized capital gains ......         --        (0.82)      (1.77)      (1.14)      (0.75)     (2.67)
                                                        ---------    ---------   ---------   ---------   ---------  ---------
  Total Distributions ................................         --        (0.82)      (1.77)      (1.14)      (0.75)     (2.67)
                                                        ---------    ---------   ---------   ---------   ---------  ---------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .......................  $   41.77    $   38.45   $   29.53   $   27.61   $   27.11  $   25.87
------------------------------------------------------------------------------------------------------------------------------------
  Total Return .......................................       8.63%       33.24%      13.69%       6.67%       7.72%     29.50%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ................  1,748,558    1,600,841   1,431,337   1,391,956    1,321,849    958,915
  Operating expenses to average net assets (1) .......       0.72%        0.72%       0.75%       0.81%       0.79%      0.81%
  Net investment income to average net assets (1) ....      (0.12)       (0.31)      (0.20)      (0.10)      (0.11)     (0.06)%
  Portfolio Turnover (2) .............................     170.92%       86.17%      97.39%     219.08%     221.23%    255.83%
------------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to $1,387,515,546 and $1,332,124,512, respectively.

See Notes to Financial Statements.

                                    MSF-24

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
SHARES         ISSUE                                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 99.4%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.9%
    312,248   Boeing Co.                                            $ 13,055,869
     69,791   General Dynamics Corp.                                   3,646,580
    134,768   Lockheed Martin Corp.                                    3,343,931
     24,053   Northrop Grumman Corp.                                   1,593,511
     16,540   PerkinElmer, Inc.                                        1,093,708
    116,295   Raytheon Co. Cl. B                                       2,238,679
     65,614   Rockwell International Corp.                             2,066,841
     49,634   Textron, Inc.                                            2,695,747
    161,957   United Technologies Corp.                                9,535,218
                                                                  --------------
                                                                      39,270,084
--------------------------------------------------------------------------------
Automotive: 1.0%
     45,951  *AutoZone, Inc.                                           1,010,922
     51,515   Dana Corp.                                               1,091,474
     49,318   Danaher Corp.                                            2,438,159
    193,399   Delphi Automotive Systems Corp.                          2,816,373
    414,870   Ford Motor Co.                                          17,839,410
    184,152   General Motors Corp.                                    10,692,325
     61,487   Genuine Parts Co.                                        1,229,740
     21,859  *Navistar International Corp.                               678,995
     27,760   Paccar, Inc.                                             1,101,725
     20,270   Snap-On, Inc.                                              539,689
     21,082   Timken Co.                                                 392,652
     42,018   TRW, Inc.                                                1,822,531
     54,320  *Visteon Corp.                                              658,632
                                                                  --------------
                                                                      42,312,627
--------------------------------------------------------------------------------
Banking: 4.6%
    131,842   AmSouth Bancorporation                                   2,076,511
    254,630   Bank of New York Co., Inc.                              11,840,295
    392,860   Bank One Corp.                                          10,435,344
    570,435   BankAmerica Corp.                                       24,528,705
    120,482   BB&T Corp.                                               2,876,508
     74,913   Charter One Financial, Inc.                              1,722,999
    425,682   Chase Manhattan Corp.                                   19,607,977
     54,510   Comerica, Inc.                                           2,446,136
    106,581   Fifth Third Bancorp                                      6,744,579
    337,313   First Union Corp.                                        8,369,579
    331,686   Firstar Corp.                                            6,986,136
    310,197   Fleet Boston Financial Corp.                            10,546,698
     55,872   Golden West Financial Corp.                              2,280,276
     72,571   Huntington Bancshares, Inc.                              1,149,797
    147,022   KeyCorp                                                  2,591,263
    277,409   MBNA Corp.                                               7,524,719
    169,079   Mellon Financial Corp.                                   6,160,816
     55,879   Morgan (J.P.) & Co., Inc.                                6,153,675
    206,750   National City Corp.                                      3,527,672
     76,929   Northern Trust Corp.                                     5,002,789
     99,400   PNC Bank Corp.                                           4,659,375
     74,243   Regions Financial Corp.                                  1,473,260
     57,476   SouthTrust Corp.                                         1,302,191
     55,345   State Street Corp.                                       5,870,029
     60,169   Summit Bancorp                                           1,481,662
    104,105   SunTrust Banks, Inc.                                     4,756,297
     94,227   Synovus Financial Corp.                                  1,660,751
    256,978   U.S. Bancorp                                             4,946,826
     44,775   Union Planters Corp.                                     1,250,902
     70,086   Wachovia Corp.                                           3,802,165
    188,544   Washington Mutual, Inc.                                  5,444,208
    554,591   Wells Fargo & Co.                                       21,490,401
                                                                  --------------
                                                                     200,710,541
--------------------------------------------------------------------------------
Biotechnology: 0.3%
     50,636  *Biogen, Inc.                                             3,264,440
     71,825  *MedImmune, Inc.                                          5,312,805
     71,260   PE Biosystems Group                                      4,694,253
                                                                  --------------
                                                                      13,271,498
--------------------------------------------------------------------------------
Broadcasting: 2.4%
    117,082  *Clear Channel Communications, Inc.                       8,781,150
    308,993  *Comcast Corp. Cl. A                                     12,523,873
    211,819  *MediaOne Group, Inc.                                    14,006,531
    452,890   Time Warner, Inc.                                       34,419,640
    524,918  *Viacom, Inc. Cl. B                                      35,792,846
                                                                  --------------
                                                                     105,524,040
--------------------------------------------------------------------------------
Building & Construction: 0.2%
     20,401  +Crane Co.                                                  495,999
     70,387   Dover Corp.                                              2,855,073
     24,302   Mallinckrodt, Inc.                                       1,055,618
    154,569   Masco Corp.                                              2,791,903
     16,372  +Owens-Corning Fiberglas Corp.                              151,441
     54,994   Sherwin-Williams Co.                                     1,165,185
     30,963   Stanley Works                                              735,371
     38,928   Willamette Industries, Inc.                              1,060,788
                                                                  --------------
                                                                      10,311,378
--------------------------------------------------------------------------------
Business Services: 1.1%
    215,689   Automatic Data Processing, Inc.                         11,552,842
     34,289   Block (H & R), Inc.                                      1,110,106
    239,439  *Cendant Corp.                                            3,352,146
     53,032  *Convergys Corp.                                          2,751,035
     25,016   Deluxe Corp.                                               589,440
     44,881   Ecolab, Inc.                                             1,753,164
    141,907   First Data Corp.                                         7,042,135
    100,531   IMS Health, Inc.                                         1,809,558
    103,849   Interpublic Group of Cos., Inc.                          4,465,507
     32,884  *NCR Corp.                                                1,280,421
     61,327   Omnicom Group, Inc.                                      5,461,936
    128,888   Paychex, Inc.                                            5,413,296
     36,313  *Quintiles Transnational Corp.                              511,786
     26,262  *Young & Rubicam, Inc.                                    1,501,858
                                                                  --------------
                                                                      48,595,230
--------------------------------------------------------------------------------
Chemicals: 1.0%
     78,422   Air Products & Chemicals, Inc.                           2,416,378
    232,701   Dow Chemical Co.                                         7,024,661


                                    MSF-25

Metropolitan Series Fund Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                 ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Chemicals: (Continued)
    361,132       Du Pont (E.I.) de Nemours & Co.                   $ 15,799,525
     26,905       Eastman Chemical Co.                                 1,284,714
     11,254       *FMC Corp.                                             652,732
     21,304       *Grace (W.R.) & Co.                                    258,311
     19,969       +Great Lakes Chemical Corp.                            629,024
     36,512       Hercules, Inc.                                         513,450
     40,578       Pall Corp.                                             750,693
     59,895       PPG Industries, Inc.                                 2,654,097
     54,945       Praxair, Inc.                                        2,057,003
     76,094       Rohm & Haas Co.                                      2,625,243
     29,340       Sigma Aldrich Corp.                                    859,112
     46,241       Union Carbide Corp.                                  2,288,929
    151,751       Williams Cos., Inc.                                  6,326,120
                                                                    ------------
                                                                      46,139,992
--------------------------------------------------------------------------------
Computer Equipment & Service: 8.1%
    121,122       *3Com Corp.                                          6,975,870
    791,133       *America Online, Inc.                               41,732,266
     62,440       *Cabletron Systems, Inc.                             1,576,610
     47,734       *Ceridian Corp.                                      1,148,599
  2,394,358       *Cisco Systems, Inc.                               152,116,557
     62,815       *Citrix Systems, Inc.                                1,191,522
    886,913       *Dell Computer Corp.                                43,763,613
    111,610       *Gateway, Inc.                                       6,333,867
    344,248       Hewlett-Packard Co.                                 42,987,969
     44,467       *Lexmark International Group, Inc.  Cl. A            2,990,406
    105,823       *Network Appliance, Inc.                             8,515,445
     92,626       *Peoplesoft, Inc.                                    1,548,591
    204,552       *Solectron Corp.                                     8,565,615
    111,191       *Xilinx, Inc.                                        9,183,682
    186,997       * +Yahoo!, Inc.                                     23,170,097
                                                                    ------------
                                                                     351,800,709
--------------------------------------------------------------------------------
Construction Materials: 0.0%
     13,618       Armstrong Holdings, Inc.                               208,526
     34,130       Vulcan Materials Co.                                 1,456,924
                                                                    ------------
                                                                       1,665,450
--------------------------------------------------------------------------------
Consumer Products: 0.0%
     29,853       Black & Decker Corp.                                 1,173,596
--------------------------------------------------------------------------------
Consumer Services: 0.0%
     42,296       Biomet, Inc.                                         1,627,074
--------------------------------------------------------------------------------
Containers & Glass: 0.1%
     10,389       Ball Corp.                                             334,396
     17,854       Bemis Co., Inc.                                        600,341
     39,889       Crown Cork & Seal Co., Inc.                            598,335
     41,945       *Owens-Illinois, Inc.                                  490,232
     29,515       * +Sealed Air Corp.                                  1,545,848
                                                                    ------------
                                                                       3,569,152
--------------------------------------------------------------------------------
Cosmetics: 0.1%
     19,164       Alberto-Culver Co. Cl. B Cvt.                          585,700
     81,015       Avon Products, Inc.                                  3,605,167
     36,059       International Flavors & Fragrances, Inc.             1,088,531
                                                                    ------------
                                                                       5,279,398
--------------------------------------------------------------------------------
Drugs & Health Care: 8.3%
     44,189       Allergan, Inc.                                       3,292,081
     35,400       *ALZA Corp.                                          2,093,025
    448,916       American Home Products Corp.                        26,373,815
    353,665       *Amgen, Inc.                                        24,856,018
     17,950       Bard (C.R.), Inc.                                      863,844
     18,270       Bausch & Lomb, Inc.                                  1,413,641
    678,983       Bristol-Myers Squibb Co.                            39,550,760
     94,767       Cardinal Health, Inc.                                7,012,758
    125,335       *HEALTHSOUTH Corp.                                     900,845
    388,733       Lilly (Eli) & Co.                                   38,824,708
    791,481       Merck & Co., Inc.                                   60,647,232
  2,166,631       Pfizer, Inc.                                       103,998,276
    436,913       Pharmacia Corp.                                     22,582,941
    503,957       Schering-Plough Corp.                               25,449,828
     28,447       *St. Jude Medical, Inc.                              1,305,006
     33,382       *Watson Pharmaceuticals, Inc.                        1,794,283
                                                                    ------------
                                                                     360,959,061
--------------------------------------------------------------------------------
Electrical Equipment: 4.7%
     66,560       *American Power Conversion Corp.                     2,714,400
      7,968       Briggs & Stratton Corp.                                272,904
     74,598       * +Conexant Systems, Inc.                            3,634,321
    146,880       Emerson Electric Co.                                 8,867,880
  3,405,402       General Electric Co.                               180,486,306
     32,774       Grainger (W.W.), Inc.                                1,009,849
     30,299       Johnson Controls, Inc.                               1,554,717
     15,603       Millipore Corp.                                      1,176,076
     68,597       Molex, Inc.                                          3,305,518
     14,025       National Service Industries, Inc.                      273,488
     20,370       Thomas & Betts Corp.                                   389,576
                                                                    ------------
                                                                     203,685,035
--------------------------------------------------------------------------------
Electronics: 9.5%
     29,710       *Adaptec, Inc.                                         676,831
     52,730       *Advanced Micro Devices, Inc.                        4,073,393
    155,583       *Agilent Technologies, Inc.                         11,474,246
     68,960       *Altera Corp.                                        7,027,455
    122,340       *Analog Devices, Inc.                                9,297,840
     27,987       *Andrew Corp.                                          940,188
    277,968       *Applied Materials, Inc.                            25,199,536
     25,470       Eaton Corp.                                          1,706,490
  1,152,755       Intel Corp.                                        154,072,910
     63,400       *KLA-Tencor Corp.                                    3,714,844
    107,639       Linear Technology Corp.                              6,878,805
    105,663       *LSI Logic Corp.                                     5,719,010
  1,120,879       Lucent Technologies, Inc.                           66,412,081
     97,291       *Maxim Integrated Products, Inc.                     6,606,667
    190,975       *Micron Technology, Inc.                            16,817,736
    740,820       Motorola, Inc.                                      21,530,081

                                     MSF-26

Metropolitanan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
     SHARES               ISSUE                                        (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Electronics: (Continued)
     61,964    *National Semiconductor Corp.                        $  3,516,457
     44,962    *Novellus Systems, Inc.                                 2,544,568
     64,008    RadioShack Corp.                                        3,032,379
     44,096    * +Sanmina Holdings, Inc.                               3,768,830
     55,549    Scientific-Atlanta, Inc.                                4,138,401
     16,039    Tektronix, Inc.                                         1,186,886
    140,951    *Tellabs, Inc.                                          9,650,739
     59,703    *Teradyne, Inc.                                         4,388,171
    564,389    Texas Instruments, Inc.                                38,766,469
     52,965    *Thermo Electron Corp.                                  1,115,575
                                                                    ------------
                                                                     414,256,588
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.8%
     29,503    Brunswick Corp.                                           488,643
    205,982    Carnival Corp.                                          4,016,649
    104,621    Harley-Davidson, Inc.                                   4,027,909
    716,615    Walt Disney Co.                                        27,813,620
                                                                    ------------
                                                                      36,346,821
--------------------------------------------------------------------------------
Financial Services: 5.2%
    459,834    American Express Co.                                   23,968,847
    247,780    Associates First Capital Corp. Cl. A                    5,528,591
     38,881    Bear Stearns Cos., Inc.                                 1,618,422
     67,946    Capital One Financial Corp.                             3,032,090
    469,434    Charles Schwab Corp.                                   15,784,718
  1,161,598    Citigroup, Inc.                                        69,986,279
     39,260    Countrywide Credit Industries, Inc.                     1,190,069
    240,329    Federal Home Loan Mortgage Corp.                        9,733,324
    346,751    Federal National Mortgage Assoc.                       18,096,068
     82,471    Franklin Resources, Inc.                                2,505,057
     73,967    Hartford Financial Services Group, Inc.                 4,137,529
    162,545    Household International, Inc.                           6,755,777
     41,469    Lehman Brothers Holdings, Inc.                          3,921,412
     33,945    Loews Corp.                                             2,036,700
    133,511    Merrill Lynch & Co., Inc.                              15,353,765
     35,696    MGIC Investment Corp.                                   1,624,168
    389,583    Morgan Stanley Dean Witter & Co.                       32,432,785
     47,734    Old Kent Financial Corp.                                1,276,886
     51,525    Paine Webber Group, Inc.                                2,344,388
     55,031    SLM Holding Corp.                                       2,060,223
     40,998    T.Rowe Price & Associates, Inc.                         1,743,696
                                                                    ------------
                                                                     225,130,794
--------------------------------------------------------------------------------
Food & Beverages: 3.4%
    155,500    Anheuser-Busch Co., Inc.                               11,613,906
    205,874    Archer-Daniels-Midland Co.                              2,020,139
     94,501    Bestfoods                                               6,544,194
     24,437    Brown-Forman Corp. Cl. B                                1,313,489
    143,982    Campbell Soup Co.                                       4,193,476
    851,857    Coca-Cola Co.                                          48,928,536
    137,980    +Coca-Cola Enterprises, Inc.                            2,250,799
    168,670    ConAgra, Inc.                                           3,215,272
     12,706    Coors (Adolph) Co. Cl. B                                  768,713
    100,329    General Mills, Inc.                                     3,837,584
    120,796    Heinz (H.J.) Co.                                        5,284,825
     48,407    Hershey Foods Corp.                                     2,347,739
    139,815    Kellogg Co.                                             4,159,496
    112,359    Nabisco Group Holding Corp.                             2,914,312
    496,011    PepsiCo, Inc.                                          22,041,489
     46,218    Quaker Oats Co.                                         3,472,127
    299,312    Sara Lee Corp.                                          5,780,463
     64,000    *Starbucks Corp.                                        2,446,000
    113,831    Sysco Corp.                                             4,795,131
    197,323    Unilever NV                                             8,484,889
     39,860    Wrigley (Wm.), Jr. Co.                                  3,196,274
                                                                    ------------
                                                                     149,608,853
--------------------------------------------------------------------------------
Forest Products & Paper: 0.6%
     20,168    Boise Cascade Corp.                                       521,847
     70,260    Fort James Corp.                                        1,624,762
     59,136    Georgia-Pacific Corp.                                   1,552,320
    166,307    International Paper Co.                                 4,958,027
    192,115    Kimberly-Clark Corp.                                   11,022,598
     33,234    Louisiana-Pacific Corp.                                   361,420
     35,602    Mead Corp.                                                898,951
     10,085    Potlatch Corp.                                            334,066
     19,353    Temple Inland, Inc.                                       812,826
     34,895    Westvaco Corp.                                            865,832
     80,916    Weyerhaeuser Co.                                        3,479,388
                                                                    ------------
                                                                      26,432,037
--------------------------------------------------------------------------------
Healthcare Services: 0.3%
    190,874    HCA-The Healthcare Co.                                  5,797,798
     34,203    *Manor Care, Inc.                                         239,421
     55,903    UnitedHealth Group, Inc.                                4,793,682
                                                                    ------------
                                                                      10,830,901
--------------------------------------------------------------------------------
Homebuilders: 0.0%
     20,275    Centex Corp.                                              476,463
     16,340    Kaufman & Broad Home Corp.                                323,736
     14,627    Pulte Corp.                                               316,309
                                                                    ------------
                                                                       1,116,508
--------------------------------------------------------------------------------
Hospital Management: 0.1%
     53,692    *Humana, Inc.                                             261,748
    107,217    *Tenet Healthcare Corp.                                 2,894,859
                                                                    ------------
                                                                       3,156,607
--------------------------------------------------------------------------------
Hotel & Motel: 0.1%
     38,944    *Harrah's Entertainment, Inc.                             815,390
    122,293    Hilton Hotels Corp.                                     1,146,497
     81,950    Marriott International, Inc. Cl. A                      2,955,322
                                                                    ------------
                                                                       4,917,209
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 0.1%
     65,523    Leggett & Platt, Inc.                                   1,081,130
     25,918    Maytag Corp.                                              955,726

                                     MSF-27

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
     SHARES               ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: (Continued)

     25,756    Whirlpool Corp.                                      $  1,200,873
                                                                    ------------
                                                                       3,237,729
--------------------------------------------------------------------------------
Household Products: 1.9%
     80,306    Clorox Co.                                              3,598,713
    198,487    Colgate-Palmolive Co.                                  11,884,409
     94,938    Corning, Inc.                                          25,621,393
    359,316    Gillette Co.                                           12,553,603
     91,742    Newell Rubbermaid, Inc.                                 2,362,356
    450,188    Procter & Gamble Co.                                   25,773,263
     19,669    Tupperware Corp.                                          432,718
                                                                    ------------
                                                                      82,226,455
--------------------------------------------------------------------------------
Insurance: 2.9%
     49,645    Aetna, Inc.                                             3,186,588
     92,682    AFLAC, Inc.                                             4,257,579
    256,307    Allstate Corp.                                          5,702,831
     85,175    American General Corp.                                  5,195,675
    530,558    American International Group, Inc.                     62,340,565
     88,429    Aon Corp.                                               2,746,826
     60,846    Chubb Corp.                                             3,742,029
     56,056    CIGNA Corp.                                             5,241,236
     56,282    Cincinnati Financial Corp.                              1,771,124
    109,277    +Conseco Co., Inc.                                      1,065,451
     48,851    Equifax, Inc.                                           1,282,339
     36,200    Jefferson-Pilot Corp.                                   2,043,038
     67,228    Lincoln National Corp.                                  2,428,611
     93,492    Marsh & McLennan Cos., Inc.                             9,764,071
     34,423    MBIA, Inc.                                              1,658,758
     25,302    +Progressive Corp.                                      1,872,348
     48,968    Providian Financial Corp.                               4,407,120
     44,911    SAFECO Corp.                                              894,010
     72,993    St. Paul Cos., Inc.                                     2,490,886
     44,599    Torchmark Corp.                                         1,101,038
     82,036    UNUMProvident Corp.                                     1,645,847
                                                                    ------------
                                                                     124,837,970
--------------------------------------------------------------------------------
Liquor: 0.2%
    150,043    Seagram, Ltd.                                           8,702,494
--------------------------------------------------------------------------------
Machinery: 0.4%
    119,143    Caterpillar, Inc.                                       4,035,969
     32,145    Cooper Industries, Inc.                                 1,046,722
     14,622    Cummins Engine Co., Inc.                                  398,449
     80,565    Deere & Co.                                             2,980,905
     25,875    Fluor Corp.                                               818,297
    103,609    Illinois ToolWorks, Inc.                                5,905,713
     56,568    Ingersoll-Rand Co.                                      2,276,862
     39,124    Parker Hannifin Corp.                                   1,339,997
                                                                    ------------
                                                                      18,802,914
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.6%
    534,312    Abbott Laboratories, Inc.                              23,810,279
    100,585    Baxter International, Inc.                              7,072,383
     86,579    Becton, Dickinson & Co.                                 2,483,735
    137,977    *Boston Scientific Corp.                                3,026,870
    106,248    *Guidant Corp.                                          5,259,276
    478,758    Johnson & Johnson                                      48,773,471
     93,862    McKesson HBOC, Inc.                                     1,965,236
    412,906    Medtronic, Inc.                                        20,567,880
     22,037    *Wellpoint Health Networks, Inc. Cl. A                  1,596,305
                                                                    ------------
                                                                     114,555,435
--------------------------------------------------------------------------------
Metals-Aluminum: 0.3%
     75,735    +Alcan Aluminium, Ltd.                                  2,347,785
    296,887    Alcoa, Inc.                                             8,609,732
                                                                    ------------
                                                                      10,957,517
--------------------------------------------------------------------------------
Metals-Gold: 0.1%
    133,870    Barrick Gold Corp.                                      2,434,761
     83,604    Homestake Mining Co.                                      574,777
     57,987    Newmont Mining Corp.                                    1,253,969
    111,957    Placer Dome, Inc.                                       1,070,589
                                                                    ------------
                                                                       5,334,096
--------------------------------------------------------------------------------
Metals-Non-Ferrous: 0.0%
     40,823    Engelhard Corp.                                           696,542
     57,159    *Inco, Ltd.                                               878,820
                                                                    ------------
                                                                       1,575,362
--------------------------------------------------------------------------------
Metals-Steel & Iron: 0.1%
     24,334    Allegheny Technologies, Inc.                              438,012
     39,332    *Bethlehem Steel Corp.                                    140,120
     30,556    Nucor Corp.                                             1,014,077
     31,181    USX US Steel Group                                        578,797
     20,313    Worthington Industries, Inc.                              213,287
                                                                    ------------
                                                                       2,384,293
--------------------------------------------------------------------------------
Mining: 0.0%
     54,180    *Freeport-McMoRan Copper & Gold, Inc. Cl. B               501,165
     28,010    Phelps Dodge Corp.                                      1,041,622
                                                                    ------------
                                                                       1,542,787
--------------------------------------------------------------------------------
Miscellaneous: 0.1%
     51,345   Fortune Brands, Inc.                                     1,184,144
    105,726   Ralston-Purina Co.                                       2,107,912
                                                                    ------------
                                                                       3,292,056
--------------------------------------------------------------------------------
Multi-Industry: 1.2%
     25,209   Harcourt General, Inc.                                   1,370,739
    276,029   Honeywell, Inc.                                          9,298,727
     30,758   ITT Industries, Inc.                                       934,274
    136,241   Minnesota Mining & Manufacturing Co.                    11,239,883
    581,028   Tyco International Ltd.                                 27,526,202
                                                                    ------------
                                                                      50,369,825
--------------------------------------------------------------------------------

                                     MSF-28

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                     ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Newspapers: 0.4%
     31,739   Dow Jones & Co., Inc.                                 $  2,324,882
     91,732   Gannett Co., Inc.                                        5,486,720
     26,735   +Knight-Ridder, Inc.                                     1,421,968
     57,619   New York Times Co. Cl. A                                 2,275,950
    106,944   Tribune Co.                                              3,743,040
                                                                    ------------
                                                                      15,252,560
--------------------------------------------------------------------------------
Office & Business Equipment: 5.0%
    112,174   *Apple Computer, Inc.                                    5,871,608
     39,669   Avery Dennison Corp.                                     2,662,782
    584,188   Compaq Computer Corp.                                   14,933,306
     57,881   *Computer Sciences Corp.                                 4,322,987
    746,906   *EMC Corp.                                              57,465,080
    610,226   International Business Machines Corp.                   66,857,886
     88,716   Pitney-Bowes, Inc.                                       3,548,640
     78,212   *Seagate Technology                                      4,301,660
    547,013   *Sun Microsystems, Inc.                                 49,761,089
    107,613   *Unisys Corp.                                            1,567,114
    227,999   Xerox Corp.                                              4,730,979
                                                                    ------------
                                                                     216,023,131
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.2%
     44,053   +Anadarko Petroleum Corp.                                2,172,364
     39,935   Apache Corp.                                             2,348,677
     10,921   ONEOK, Inc.                                                283,263
     83,253   Union Pacific Resources Group, Inc.                      1,831,566
                                                                    ------------
                                                                       6,635,870
--------------------------------------------------------------------------------
Oil-Domestic: 0.4%
     31,767   Amerada Hess Corp.                                       1,961,612
     24,909   Ashland Oil, Inc.                                          873,372
     32,775   Kerr-McGee Corp.                                         1,931,677
    123,848   Occidental Petroleum Corp.                               2,608,549
     87,599   Phillips Petroleum Co.                                   4,440,174
     31,200   Sunoco, Inc.                                               918,450
     84,465   Unocal Corp.                                             2,797,903
    107,397   USX-Marathon Group                                       2,691,637
                                                                    ------------
                                                                      18,223,374
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.8%
    112,188   Baker Hughes, Inc.                                       3,590,016
     73,437   Coastal Corp.                                            4,470,478
    152,705   Halliburton Co.                                          7,205,767
     20,175   McDermott International, Inc.                              177,792
     32,091   *Rowan Cos., Inc.                                          974,764
    195,875   Schlumberger, Ltd.                                      14,617,172
     49,546   Tosco Corp.                                              1,402,771
     72,912   Transocean Sedco Forex, Inc.                             3,896,235
                                                                    ------------
                                                                      36,334,995
--------------------------------------------------------------------------------
Oil-International: 4.0%
    224,414   Chevron Corp.                                           19,033,112
    212,116   Conoco, Inc. Cl. B                                       5,210,099
  1,198,234   Exxon Mobil Corp.                                       94,061,369
    738,085   Royal Dutch Petroleum Co.                               45,438,358
    191,403   Texaco, Inc.                                            10,192,210
                                                                    ------------
                                                                     173,935,148
--------------------------------------------------------------------------------
Packaging: 0.0%
     45,286   *Pactiv Corp.                                              356,627
--------------------------------------------------------------------------------
Photography: 0.2%
    106,631   Eastman Kodak Co.                                        6,344,545
     14,931   Polaroid Corp.                                             269,691
                                                                    ------------
                                                                       6,614,236
--------------------------------------------------------------------------------
Pollution Control: 0.1%
     61,055   *Allied Waste Industries, Inc.                             610,550
    211,724   Waste Management, Inc.                                   4,022,756
                                                                    ------------
                                                                       4,633,306
--------------------------------------------------------------------------------
Printing & Publishing: 0.2%
     21,010   American Greetings Corp. Cl. A                             399,190
     38,951   Donnelley (R.R.) & Sons Co.                                878,832
     55,651   Dun & Bradstreet Corp.                                   1,593,010
     66,506   McGraw-Hill Cos., Inc.                                   3,591,324
     17,851   +Meredith Corp.                                            602,471
                                                                    ------------
                                                                       7,064,827
--------------------------------------------------------------------------------
Restaurant: 0.4%
     35,480   Darden Restaurants, Inc.                                   576,550
    459,944   McDonald's Corp.                                        15,149,406
     48,633   *Tricon Global Restaurants, Inc.                         1,373,882
     39,637   Wendy's International, Inc.                                706,034
                                                                    ------------
                                                                      17,805,872
--------------------------------------------------------------------------------
Retail Grocery: 0.5%
    146,387   Albertson's, Inc.                                        4,867,368
     13,013   Great Atlantic & Pacific Tea Co., Inc.                     216,341
    286,262   *Kroger Co.                                              6,315,655
    170,865   *Safeway, Inc.                                           7,710,283
     42,495   Winn-Dixie Stores, Inc.                                    608,210
                                                                    ------------
                                                                      19,717,857
--------------------------------------------------------------------------------
Retail Trade: 5.0%
     48,476   *Bed Bath & Beyond, Inc.                                 1,755,740
     70,661   *Best Buy Co., Inc.                                      4,469,308
     70,098   Circuit City Stores, Inc.                                2,326,377
     38,126   *Consolidated Stores Corp.                                 457,512
    153,653   *Costco Wholesale Corp.                                  5,075,351
    135,075   CVS Corp.                                                5,403,000
     30,358   Dillards, Inc. Cl. A                                       371,886
    108,801   Dollar General Corp.                                     2,121,620
     73,017   *Federated Department Stores, Inc.                       2,464,324
    796,027   Home Depot, Inc.                                        39,751,598
    165,262   *K Mart Corp.                                            1,125,847
    112,690   *Kohl's Corp.                                            6,268,381
    147,862   +Limited, Inc.                                           3,197,516
     13,316   Longs Drug Stores Corp.                                    289,623

                                     MSF-29

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                      ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Retail Trade: (Continued)
    132,238      Lowe's Cos., Inc.                                  $  5,430,023
    111,723      May Department Stores Co.                             2,681,352
     47,847      Nordstrom, Inc.                                       1,154,309
     91,677      *Office Depot, Inc.                                     572,981
     88,421      Penney (J.C.) Co., Inc.                               1,630,262
     87,661      +Rite Aid Corp.                                         575,275
    121,352      Sears, Roebuck & Co.                                  3,959,109
    160,333      *Staples, Inc.                                        2,470,130
     45,716      SuperValu, Inc.                                         871,461
    156,959      Target Corp.                                          9,103,622
    291,942      The Gap, Inc.                                         9,123,188
     24,791      Tiffany & Co.                                         1,673,393
     99,548      TJX Cos., Inc.                                        1,866,525
     74,428      *Toys R Us, Inc.                                      1,083,858
  1,534,138      Wal-Mart Stores, Inc.                                88,404,702
    346,348      Walgreen Co.                                         11,148,076
                                                                    ------------
                                                                     216,826,349
--------------------------------------------------------------------------------
Software: 6.6%
     41,935      Adobe Systems, Inc.                                   5,447,619
     21,584      Autodesk, Inc.                                          749,370
     85,414      *BMC Software, Inc.                                   3,114,942
    203,544      Computer Associates International, Inc.              10,418,908
    123,311      *Compuware Corp.                                      1,275,498
    159,827      Electronic Data Systems Corp.                         6,592,864
     27,619      *Mercury Interactive Corp.                            2,673,001
  1,811,365      *Microsoft Corp.                                    144,852,595
    111,656      *Novell, Inc.                                         1,034,563
    977,005      *Oracle Corp.                                        82,098,951
     93,669      *Parametric Technology Corp.                          1,027,432
     20,302      *Sapient Corp.                                        2,170,411
     68,706      *Siebel Systems, Inc.                                11,239,872
    135,250      * +Veritas Software Corp.                            15,279,023
                                                                    ------------
                                                                     287,975,049
--------------------------------------------------------------------------------
Technology: 0.4%
     73,498      *Broadcom Corp.Cl. A                                 16,082,281
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 3.9%
    116,994      *ADC Telecommunications, Inc.                         9,809,216
     48,411      CenturyTel, Inc.                                      1,391,816
     53,241      *Comverse Technology, Inc.                            4,953,077
    303,553      *Global Crossing Ltd.                                 7,996,724
    261,027      *Nextel Communications, Inc. Cl. A                   15,963,433
  1,019,641      Nortel Networks Corp.                                69,590,498
    255,500      *QUALCOMM, Inc.                                      15,322,016
    985,489      *WorldCom, Inc.                                      45,240,104
                                                                    ------------
                                                                     170,266,884
--------------------------------------------------------------------------------
Textiles & Apparel: 0.1%
     20,294      Liz Claiborne, Inc.                                     715,364
     94,522      Nike, Inc. Cl. B                                      3,763,157
     19,065      *Reebok International, Ltd.                             303,848
      8,006      Russell Corp.                                           160,120
      6,053      Springs Industries, Inc.                                194,831
     36,306      VF Corp.                                                864,537
                                                                    ------------
                                                                       6,001,857
--------------------------------------------------------------------------------
Tires & Rubber: 0.1%
    15,388       Cooper Tire & Rubber Co.                                171,191
    37,424       Goodrich (B.F.) Co.                                   1,274,755
    54,559       Goodyear Tire & Rubber Co.                            1,091,180
                                                                    ------------
                                                                       2,537,126
--------------------------------------------------------------------------------
Tobacco: 0.5%
   787,098       Philip Morris Cos., Inc.                             20,907,290
    51,924       UST, Inc.                                               762,634
                                                                    ------------
                                                                      21,669,924
--------------------------------------------------------------------------------
Toys & Amusements: 0.1%
    58,158       Hasbro, Inc.                                            876,005
   141,622       Mattel, Inc.                                          1,867,640
                                                                    ------------
                                                                       2,743,645
--------------------------------------------------------------------------------
Transportation: 0.1%
   100,300       *FedEx Corp.                                          3,811,400
--------------------------------------------------------------------------------
Transportation-Airlines: 0.2%
    52,126       *AMR Corp.                                            1,378,081
    42,157       Delta Air Lines, Inc.                                 2,131,563
    44,961       *Sabre Group Holdings, Inc. Cl. A                     1,281,389
   170,848       Southwest Airlines Co.                                3,235,434
    21,762       *USAirways Group, Inc.                                  848,718
                                                                    ------------
                                                                       8,875,185
--------------------------------------------------------------------------------
Transportation-Railroad: 0.3%
   147,415       Burlington Northern Santa Fe Corp.                    3,381,332
    75,442       CSX Corp.                                             1,598,427
    38,725       Kansas City Southern Industries, Inc.                 3,434,423
   129,184       Norfolk Southern Corp.                                1,921,612
    86,431       Union Pacific Corp.                                   3,214,153
                                                                    ------------
                                                                      13,549,947
--------------------------------------------------------------------------------
Transportation-Trucking: 0.0%
    15,640       Ryder Systems, Inc.                                     296,183
--------------------------------------------------------------------------------
Utilities-Electric: 1.6%
   146,716       *AES Corp.                                            6,693,917
    47,703       Ameren Corp.                                          1,609,976
   110,368       American Electric Power Co., Inc.                     3,269,652
    54,659       Cinergy Corp.                                         1,390,388
    34,592       CMS Energy Corp.                                        765,348
    72,215       Consolidated Edison, Inc.                             2,139,369
    51,750       Constellation Energy Group, Inc.                      1,685,109
    55,206       CP & L Energy, Inc.                                   1,763,142
    82,660       Dominion Resources , Inc.                             3,544,048
    50,426       +DTE Energy Co.                                       1,541,145
   126,345       Duke Energy Corp.                                     7,122,699
   114,379       Edison International                                  2,344,770

                                     MSF-30

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO  SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
  SHARES       ISSUE                                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Utilities-Electric: (Continued)
    79,159   Entergy Corp.                                       $    2,152,135
    77,645   FirstEnergy Corp.                                        1,814,952
    33,190   Florida Progress Corp.                                   1,555,781
    62,627   FPL Group, Inc.                                          3,100,037
    42,052   GPU, Inc.                                                1,138,032
    40,140   New Century Energies, Inc.                               1,204,200
    53,999  *Niagara Mohawk Holdings, Inc.                              752,611
    50,890   Northern States Power Co.                                1,027,342
    58,368   PECO Energy Corp.                                        2,352,960
   130,454   PG&E Corp.                                               3,212,430
    29,249   Pinnacle West Capital Corp.                                990,810
    49,626   PPL Corp.                                                1,088,670
    74,976   Public Service Enterprise Group, Inc.                    2,596,044
   100,246   Reliant Energy, Inc.                                     2,963,522
   223,262   Southern Co.                                             5,204,795
    90,777   TXU Corp.                                                2,677,922
    61,195   Unicom Corp.                                             2,367,482
                                                                 --------------
                                                                     70,069,288
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.6%
    74,739   Burlington Resources, Inc.                               2,858,767
    28,112   Columbia Energy Group                                    1,844,850
     9,314   Eastern Enterprises                                        586,782
    79,454   El Paso Energy Corp.                                     4,047,188
   251,976   Enron Corp.                                             16,252,452
    16,438   Nicor, Inc.                                                536,290
    12,004   Peoples Energy Corp.                                       388,629
    65,239   Sempra Energy                                            1,109,063
                                                                 --------------
                                                                     27,624,021
--------------------------------------------------------------------------------
Utilities-Telephone: 5.0%
   108,512   Alltel Corp.                                             6,720,962
 1,090,407   AT&T Corp.                                              34,484,122
   532,028  *Bell Atlantic Corp.                                     27,033,673
   647,640   BellSouth Corp.                                         27,605,655
   331,389   GTE Corp.                                               20,628,965
 1,170,901   SBC Communications, Inc.                                50,641,468
   301,287   Sprint Corp.                                            15,365,637
   315,026 *+Sprint Corp. PCS Group Ser. 1                           18,744,047
   174,651   U.S.West, Inc.                                          14,976,323
                                                                 --------------
                                                                    216,200,852
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost: $2,753,443,649)...........................    4,322,637,910
                                                                 --------------

  FACE                                     INTEREST      MATURITY     VALUE
 AMOUNT          ISSUE                        RATE         DATE     (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.8%
--------------------------------------------------------------------------------
35,275,000   Federal Home Loan
             Mortgage Corp.                  6.400%        7/3/00    35,262,458
--------------------------------------------------------------------------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $35,262,458)..............................       35,262,458
                                                                 --------------
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS: 100.2%
             (Cost: $2,788,706,107)...........................    4,357,900,368
             OTHER ASSETS LESS LIABILITIES (0.2)%                    (9,381,892)
                                                                 --------------
             TOTAL NET ASSETS: 100.0%.........................   $4,348,518,476
                                                                 ==============
--------------------------------------------------------------------------------
LEGEND:

* Non-income producing security.
+ Securities on loan.

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of $37,349,201 with securities loaned was collateral backing valued at $37,460,546.

See Notes to Financial Statements.

                                     MSF-31

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  METLIFE STOCK INDEX PORTFOLIO                        JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

  Investments, at value (Note 1A) (1) ......................... $ 4,357,900,368
  Cash ........................................................          43,092
  Foreign currencies held at value (2) ........................              --
  Receivable for investment securities sold ...................         277,782
  Receivable for fund shares sold .............................       7,455,361
  Receivable for dividends and interest .......................       3,308,350
  Daily variation on futures contracts (Note 11) ..............         188,445
  Unrealized appreciation on forward contracts (Note 10) ......              --
  Collateral for securities loaned (Note 7) ...................      37,460,546
  Other assets ................................................           7,642
                                                                ---------------
  Total Assets ................................................   4,406,641,586
                                                                ---------------
LIABILITIES:

  Payable for investment securities purchased .................      19,672,167
  Payable for capital stock repurchased .......................              --
  Unrealized depreciation on forward contracts (Note 10) ......              --
  Return of collateral for securities loaned (Note 7) .........      37,460,546
  Bank overdraft ..............................................              --
  Accrued investment management fee (Note 3)  .................         889,171
  Accrued expenses and other liabilities ......................         101,226
                                                                ---------------
  Total Liabilities ...........................................      58,123,110
                                                                ---------------
NET ASSETS:  .................................................. $ 4,348,518,476
                                                                ===============

COMPOSITION OF NET ASSETS:

  Paid-in-capital .............................................   2,690,301,990
  Undistributed (overdistributed) net investment
    income (loss) .............................................      18,706,204
  Net unrealized appreciation (depreciation)  .................   1,569,194,261
  Accumulated net realized gain (loss) ........................      70,316,021
                                                                ---------------
  Net Assets .................................................. $ 4,348,518,476
                                                                ===============
  Shares Outstanding ..........................................     107,722,811
                                                                ===============
  Net Asset Value Per Share ................................... $         40.37
                                                                ===============
--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ...................................... $ 2,788,706,107
(2) Cost of foreign currency ..................................              --

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest (Note 1B) (1) ...................................     $      572,929
  Dividends (Note 1B)  .....................................         23,773,034
                                                                 --------------
  Total Investment Income, Net of Withholding Taxes (2) ....         24,345,963
                                                                 --------------

EXPENSES:

  Investment management fee (Note 3A) ......................          5,209,239
  Printing and distribution fees ...........................            344,924
  Custodian and transfer agent fees ........................            285,246
  Audit and tax service fees ...............................             12,448
  Directors fees ...........................................              3,864
  Insurance fees ...........................................              1,854
  Other operating expenses .................................              2,366
                                                               --------------
  Total expenses before reimbursement / reduction ..........          5,859,941
  Less: expense reimbursement ..............................                 --
        expense reduction (Note 1H)  .......................                 --
                                                                 --------------
  Net expenses .............................................          5,859,941
                                                                 --------------
  Net Investment Income (Loss) .............................         18,486,022
                                                                 --------------

NET REALIZED GAIN (LOSS) ON:

  Investments ..............................................         46,282,379
  Foreign currency transactions ............................                 --
  Futures contracts ........................................            838,663
                                                                 --------------
  Net Realized Gain (Loss) .................................         47,121,042
                                                                 --------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

  Beginning of period investments, foreign currency
    holdings and futures contracts (Notes 8,10,11) .........      1,655,075,243

  End of period investments, foreign currency holdings
    and futures contracts (Notes 8,10,11) ..................      1,569,018,173
                                                                 --------------
  Net Unrealized Appreciation (Depreciation) ...............        (86,057,070)
                                                                 --------------

  Net Increase (Decrease) in Net Assets Resulting From
    Operations .............................................     $  (20,450,006)
                                                                 ==============

--------------------------------------------------------------------------------
Notes:
(1) Income on securities loaned ............................     $       94,742
(2) Withholding taxes ......................................            128,148

                                     MSF-32

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO                                      JUNE 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                                  SIX MONTHS
--------------------------------------------------------------------------------                       ENDED         YEAR ENDED
                                                                                                   JUNE 30, 2000    DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                             (UNAUDITED)         1999
                                                                                                   -------------    ------------
OPERATIONS:
 Net investment income (loss) ..................................................................  $   18,486,022   $   36,742,763
 Net realized gain (loss) from investments, foreign currency holdings and futures contracts ....      47,121,042      147,959,282
 Unrealized appreciation (depreciation) of investments, foreign currency holdings and futures
  contracts.....................................................................................     (86,057,070)     512,149,628
                                                                                                  --------------   --------------
 Net increase (decrease) in net assets resulting from operations ...............................     (20,450,006)     696,851,673
                                                                                                  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income .........................................................................              --      (36,445,007)
 Net realized gain from investment transactions ................................................              --     (165,295,909)
                                                                                                  --------------   --------------
 Total Distributions (Note 4) ..................................................................              --     (201,740,916)
                                                                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...............................................................     250,943,473      599,349,717
 Net asset value of shares issued to shareholders in reinvestment of distributions..............              --      201,740,916
 Shares redeemed................................................................................     (87,176,678)    (202,918,687)
                                                                                                  --------------   --------------
 Net Capital Stock Transactions (Note 9)........................................................     163,766,795      598,171,946
                                                                                                  --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS .........................................................     143,316,789    1,093,282,703
 NET ASSETS: Beginning of period ...............................................................   4,205,201,687    3,111,918,984
                                                                                                  --------------   --------------
 NET ASSETS: End of period .....................................................................  $4,348,518,476   $4,205,201,687
                                                                                                  ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE                             SIX MONTHS                   YEAR ENDED DECEMBER 31,
                                                              ENDED     -----------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)           JUNE 30, 2000
                                                           (UNAUDITED)      1999        1998        1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .................... $    40.59   $    35.38  $    28.78  $    22.23   $    18.56    $  13.87
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income ..................................       0.17         0.37        0.37        0.34         0.33        0.32
 Net realized and unrealized gain (loss) ................      (0.39)        6.89        7.75        6.79         3.88        4.79
                                                          ----------   ----------  ----------  ----------   ----------    --------
 Total From Investment Operations .......................      (0.22)        7.26        8.12        7.13         4.21        5.11
                                                          ----------   ----------  ----------  ----------   ----------    --------
Less Distributions:
 Dividends from net investment income ...................         --        (0.36)      (0.36)      (0.34)       (0.33)      (0.32)
 Distributions from net realized capital gains ..........         --        (1.69)      (1.16)      (0.24)       (0.21)      (0.10)
                                                          ----------   ----------  ----------  ----------   ----------    --------
 Total Distributions ....................................         --        (2.05)      (1.52)      (0.58)       (0.54)      (0.42)
                                                          ----------   ----------  ----------  ----------   ----------    --------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .......................... $    40.37   $    40.59  $    35.38  $    28.78   $    22.23    $  18.56
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return ...........................................      (0.54)%      20.79%      28.23%      32.19%       22.66%      36.87%
Supplemental Data/Significant Ratios:
 Net assets at end of period (000's) .................... $4,348,518   $4,205,202  $3,111,919  $2,020,480   $1,122,297    $635,823
 Operating expenses to average net assets (1) ...........       0.28%        0.29%       0.30%       0.33%        0.30%       0.32%
 Net investment income to average net assets (1) ........       0.88%        1.01%       1.21%       1.47%        1.91%       2.22%
 Portfolio Turnover (2) .................................       6.13%        8.77%      15.07%      10.69%       11.48%       6.35%
-----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to $281,833,177 and $128,410,654, respectively.

See Notes to Financial Statements.

                                     MSF-33

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO       SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES        ISSUE                                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 93.5%
--------------------------------------------------------------------------------
Australia: 1.3%
    61,600   CSR Ltd.                                               $    170,937
    78,239   News Corp., Ltd. ADR                                      4,264,026
                                                                    ------------
             Total Investments in Australia                            4,434,963
--------------------------------------------------------------------------------
Canada: 4.3%
 1,100,000  *(S)Ashurst Technology Ltd.                                       --
    69,105   Bank of Nova Scotia                                       1,694,940
    20,361   BCE, Inc.                                                   482,886
    79,000   BCE, Inc. (USD)                                           1,881,187
   282,330  *(S)Isleinvest Ltd.                                               --
    98,215   Nortel Networks Corp.                                     6,815,325
    25,500  +Seagram Ltd.                                              1,479,000
    96,400  *Sun Life Financial Services, Inc.                         1,625,122
    28,424   Suncor Energy, Inc.                                         656,825
                                                                    ------------
             Total Investments in Canada                              14,635,285
--------------------------------------------------------------------------------
Finland: 3.3%
   187,078   Nokia Oyj                                                 9,546,354
    18,615   Sonera Oyj                                                  848,601
    87,054  +Stora Enso Oyj                                              793,705
                                                                    ------------
             Total Investments in Finland                             11,188,660
--------------------------------------------------------------------------------
France: 14.1%
    92,448   Adventis SA                                               6,747,488
    33,444  +AXA SA                                                    5,268,285
     6,105  *Bouygues SA                                               4,079,912
    21,398   France Telecom SA                                         2,990,759
    13,990   Groupe Danone                                             1,856,520
   101,960  +Havas Advertising SA                                      2,331,323
    26,302  +Lafarge SA (bearer shares)                                2,043,997
     3,268  +Publicis SA                                               1,282,304
    86,204   Sanofi-Synthelabo                                         4,106,720
    41,070   Television Francaise 1 SA - TF1                           2,862,297
    97,586   Total Fina SA                                            14,962,362
                                                                    ------------
             Total Investments in France                              48,531,967
--------------------------------------------------------------------------------
Germany: 2.0%
     5,538  +Allianz Holdings AG (registered                           1,989,547
             shares)
   117,271  +Bayerische Motoren Werke AG                               3,543,492
    52,535  +Lufthansa AG (registered shares)                          1,214,257
                                                                    ------------
             Total Investments in Germany                              6,747,296
--------------------------------------------------------------------------------
Hong Kong: 3.0%
   357,000  +Cheung Kong Infrastructure Holdings Ltd.                  3,926,977
   708,000  *China Telecom (Hong Kong) Ltd.                            6,243,987
    54,000   Hong Kong & China Gas Co., Ltd.                              60,958
    34,000   Hong Kong Electric Holdings Ltd.                            109,474
                                                                    ------------
             Total Investments in Hong Kong                           10,341,396
--------------------------------------------------------------------------------
Ireland: 2.0%
   173,784   CRH PLC                                                   3,135,730
    51,246  *Elan Corp., PLC                                           2,389,966
    26,716 *+Elan Corp., PLC ADR                                       1,294,056
                                                                    ------------
             Total Investments in Ireland                              6,819,752
--------------------------------------------------------------------------------
Italy: 3.4%
     2,500   Alleanza Assicurazioni SPA                                   33,295
   194,900   Banca Intesa SPA                                            872,674
    79,266  +Bulgari SPA                                               1,059,454
   667,100 *+ENI SPA (registered shares)                               3,853,128
    36,403   Gucci Group NV                                            3,449,184
   153,917  +Mediaset SPA                                              2,351,114
                                                                    ------------
             Total Investments in Italy                               11,618,849
--------------------------------------------------------------------------------
Japan: 14.6%
     9,700   Asatsu, Inc.                                                397,672
    52,000  +Eisai Co., Ltd.                                           1,666,274
    12,800  +Fujisawa Pharmaceutical Co., Ltd.                           517,525
   196,700   Fujitsu Ltd.                                              6,803,535
    21,500   Kyocera Corp.                                             3,645,304
   234,775  +NEC Corp.                                                 7,368,180
   595,000   Nikko Securities Co., Ltd.                                5,888,036
     9,700   Nintendo Co., Ltd.                                        1,693,078
       728   Nippon Telephone & Telegraph                              9,674,191
     1,880   Nippon Television Network Corp.                           1,222,563
     3,590   Nippon Television Network Corp. (new shares)              2,341,341
    40,000   Nomura Securities Co., Ltd.                                 978,276
     1,100   Rohm Co.                                                    321,380
       700   Sharp Corp.                                                  12,370
   121,000  +Shiseido Co., Ltd.                                        1,870,223
    25,000   Sony Corp.                                                2,332,595
   133,000   Sumitomo Corp.                                            1,495,396
   170,000   Toshiba Corp.                                             1,917,817
                                                                    ------------
             Total Investments in Japan                               50,145,756
--------------------------------------------------------------------------------
Mexico: 1.6%
   397,317   Carso Global Telecom SA de CV                             1,133,923
    14,662 *+Grupo Televisa SA de CV ADR                               1,010,762
    59,716  +Telefonos de Mexico SA de CV ADR                          3,411,276
                                                                    ------------
             Total Investments in Mexico                               5,555,961
--------------------------------------------------------------------------------
Netherlands: 7.8%
    92,542   Akzo Nobel NV                                             3,931,570
   130,082   ING Groep NV                                              8,792,605
    64,321   Koninklijke Ahold NV                                      1,893,187
   211,977   Koninklijke Philips Electronics NV                        9,997,302
    87,094   Wolters Kluwer NV                                         2,319,848
                                                                    ------------
             Total Investments in Netherlands                         26,934,512
--------------------------------------------------------------------------------
Singapore: 1.3%
   282,000  *Chartered Semiconductor Manufacturing Ltd.                2,465,663
    94,000   DBS Group Holdings Ltd.                                   1,208,338
    83,000   Overseas-Chinese Banking Corp., Ltd.                        571,917
     6,000   Singapore Press Holdings Ltd.                                93,804
     9,000   Venture Manufacturing Ltd.                                   91,720
                                                                    ------------
             Total Investments in Singapore                            4,431,442
--------------------------------------------------------------------------------
South Korea: 3.2%
    54,900  +Korea Electric Power Corp. ADR                            1,012,219
    42,150  +Korea Telecom ADR                                         2,039,006
    33,000  +Pohang Iron & Steel Co., Ltd. ADR                           792,000
    35,660 ++Samsung Electronics Ltd. 144A                             6,989,360
                                                                    ------------
             Total Investments in South Korea                         10,832,585
--------------------------------------------------------------------------------
Spain: 2.0%
    66,200   Banco de Bilbaobao Vizcaya Argentaria SA                    989,098
    80,370   Iberdrola SA                                              1,035,845

                                     MSF-34

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO       SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
SHARES         ISSUE                                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Spain: (Continued)
   219,733 *+Telefonica SA                                          $  4,720,032
                                                                    ------------
             Total Investments in Spain                                6,744,975
--------------------------------------------------------------------------------
Sweden: 3.5%
     2,690   ABB Ltd.                                                    311,698
   226,717   Ericsson (LM) Telephone Ser. B                            4,485,501
   283,043   Investor AB                                               3,866,971
    13,115  *Netcom AB Ser. B                                            968,012
    27,063   S.K.F AB Cl. A                                              429,571
    47,897  +Sandvik AB                                                1,004,642
    74,690   Svenska Handelsbanken AB Ser. A                           1,083,937
                                                                    ------------
             Total Investments in Sweden                              12,150,332
--------------------------------------------------------------------------------
Switzerland: 7.5%
     8,560   ABB AGG                                                   1,024,545
     4,049  +Clariant AG (registered shares)                           1,504,134
     2,020   Compagnie Financiere Richemont AG
             (bearer shares)                                           5,442,224
       759   Julius Bear Holding AG (bearer shares)                    3,001,011
     1,780   Nestle SA (registered shares)                             3,562,619
     1,800  +Schweizerische Rueckversicherungs-
             Gesellschaft (registered shares)                          3,668,853
     5,112   Serono SA (bearer shares)                                 4,261,828
     2,277   Swatch Group (registered shares)                            593,921
     2,033   Swatch Group (bearer shares)                              2,584,713
                                                                    ------------
             Total Investments in Switzerland                         25,643,848
--------------------------------------------------------------------------------
United Kingdom: 18.6%
   390,986   Aegis Group PLC                                           1,150,664
    42,200  *Arm Holdings PLC                                            452,078
    62,692   AstraZeneca Group PLC                                     2,926,408
   165,385   BOC Group PLC                                             2,377,318
   632,841   BP Amoco PLC                                              6,070,876
   111,028   Cable & Wireless PLC                                      1,879,880
   275,731   Carlton Communications PLC                                3,546,272
   168,650   Diageo PLC                                                1,513,243
    74,252   Emap PLC                                                  1,194,288
   227,807   EMI Group PLC                                             2,068,168
   532,236   Granada Group PLC                                         5,315,152
   270,770   Invensys PLC                                              1,016,061
   109,700   Misys PLC                                                   926,208
         0  !NTL, Inc.                                                        28
   137,000   Royal Bank Scotland Group PLC                             2,292,679
   302,496   Scottish Power PLC                                        2,563,157
 1,210,656   Shell Transport & Trading PLC
             (registered shares)                                      10,102,615
    54,378   Smiths Industries PLC                                       707,602
   619,026   Tesco PLC                                                 1,924,812
 3,114,104   Vodafone Airtouch PLC                                    12,580,906
   113,800   Williams PLC                                                662,934
   179,013   WPP Group PLC                                             2,613,842
                                                                    ------------
             Total Investments in United Kingdom                      63,885,191
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost: $291,279,124)                                    320,642,770
                                                                    ------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
--------------------------------------------------------------------------------
Brazil: 0.2%
    33,815   Telecomunicacoes de Sao Paulo SA ADR                   $    625,577
                                                                    ------------
             Total Investments in Brazil                                 625,577
--------------------------------------------------------------------------------
Germany: 0.3%
     8,658   ProSieben Media AG (non-vtg.)                             1,076,620
                                                                    ------------
             Total Investments in Germany                              1,076,620
--------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost : $1,920,383)                                       1,702,197
                                                                    ------------
--------------------------------------------------------------------------------
EQUITY LINKED SECURITIES: 0.3%
--------------------------------------------------------------------------------
Taiwan: 0.3%
    95,000 ++Hon Hai Precision Industry Co., Ltd. 144A                   890,654
                                                                    ------------
             Total Investments in Taiwan                                 890,654
--------------------------------------------------------------------------------
             TOTAL EQUITY LINKED SECURITIES
             (Cost: $955,716)                                            890,654
                                                                    ------------
--------------------------------------------------------------------------------
     FACE                                  INTEREST      MATURITY        VALUE
     AMOUNT     ISSUE                        RATE          DATE        (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 5.1%
--------------------------------------------------------------------------------
$17,630,000  Associates First
             Capital Corp.                  6.820%       7/03/00    $ 17,623,320
--------------------------------------------------------------------------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost : $17,623,320)                                     17,623,320
                                                                    ------------
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS : 99.4%
             (Cost : $311,778,543)                                   340,858,941
             OTHER ASSETS LESS LIABILITIES : 0.6%                      2,120,695
                                                                    ------------
             TOTAL NET ASSETS : 100.0%                              $342,979,636
                                                                    ============
--------------------------------------------------------------------------------
LEGEND:
*   Non-income producing security.
(S) Illiquid Security
+   Securities on loan.
++  Restricted security
!   Fractional Shares
ADR (American Depository Receipt) represents ownership of foreign securities. USD (United States Dollar)

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was 22,028,836 with collateral backing valued at 22,392,266.

RESTRICTED SECURITIES : (Note 2)
The aggregate value of restricted securities at 7,880,014 or June 30, 2000 was 2.30% of the Putnam International Stock Portfolio's net assets.

ILLIQUID SECURITIES: (Note 2)

--------------------------------------------------------------------------------
                                     ACQUISITION    ACQUISITION    VALUATION AS
        ISSUE                            DATE           COST      OF 06/30/2000
--------------------------------------------------------------------------------
Ashurst Technology Ltd.           12/15/94-5/25/95         942,588            $0
Isleinvest Ltd.                    12/16/94-7/3/95       1,399,554            $0

The aggregate value of illiquid securities at June 30, 2000 was 0.00 or 0.00% of the Putnam International Stock Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-35

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
As a Percentage of Total Value of Investments

Automotive: ....................................................           1.1%
Banking: .......................................................           2.7%
Broadcasting: ..................................................           4.9%
Business Services: .............................................           2.2%
Chemicals: .....................................................           4.5%
Computer Equipment & Service: ..................................           4.1%
Construction & Mining Equipment: ...............................           0.1%
Construction Materials: ........................................           1.6%
Consumer Products: .............................................           1.3%
Cosmetics: .....................................................           0.6%
Drugs & Health Care: ...........................................           4.8%
Electrical Equipment: ..........................................           2.6%
Electronics: ...................................................           8.6%
Entertainment & Leisure: .......................................           2.0%
Financial Services: ............................................           4.2%
Food & Beverages: ..............................................           1.7%
Forest Products & Paper: .......................................           0.2%
Homebuilders: ..................................................           0.1%
Insurance: .....................................................           6.6%
Liquor: ........................................................           0.9%
Machinery: .....................................................           0.9%
Metals-Steel & Iron: ...........................................           0.2%
Multi-Industry: ................................................           6.5%
Oil & Gas Exploration: .........................................           0.2%
Oil: ...........................................................           1.9%
Oil-Equipment & Services: ......................................           4.6%
Oil-International: .............................................           4.3%
Personal Care: .................................................           0.5%
Printing & Publishing: .........................................           1.1%
Real Estate: ...................................................           1.2%
Retail Grocery: ................................................           0.6%
Retail Trade: ..................................................           1.7%
Telecommunications Equipment & Services: .......................          10.8%
Tobacco: .......................................................           1.7%
Toys & Amusements: .............................................           0.5%
Transportation-Airlines: .......................................           0.4%
Utilities-Electric: ............................................           1.5%
Utilities-Telephone: ...........................................           6.6%
                                                                        ------
                                                                         100.0%
                                                                        ======
--------------------------------------------------------------------------------
Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-36

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------

ASSETS:

Investments, at value (Note 1A) (1) .............................  $340,858,941
Cash ............................................................           135
Foreign currencies held at value (2) ............................       348,640
Receivable for investment securities sold .......................     1,036,254
Receivable for fund shares sold .................................     6,014,524
Receivable for dividends and interest ...........................       241,242
Daily variation on futures contracts (Note 11) ..................          --
Unrealized appreciation on forward contracts (Note 10) ..........        14,382
Collateral for securities loaned (Note 7) .......................    22,392,266
Other assets ....................................................       335,874
                                                                   ------------
  Total Assets ..................................................   371,242,258
                                                                   ------------

LIABILITIES:

Payable for investment securities purchased .....................     5,502,531
Payable for capital stock repurchased ...........................          --
Unrealized depreciation on forward contracts (Note 10) ..........          --
Return of collateral for securities loaned (Note 7) .............    22,392,266
Bank overdraft ..................................................          --
Accrued investment management fee (Note 3)  .....................       246,649
Accrued expenses and other liabilities ..........................       121,176
                                                                   ------------
Total Liabilities ...............................................    28,262,622
                                                                   ------------
NET ASSETS:  ....................................................  $342,979,636
                                                                   ============

COMPOSITION OF NET ASSETS:

Paid-in-capital .................................................   301,975,687
Undistributed (overdistributed) net investment income (loss) ....     2,641,807
Net unrealized appreciation (depreciation)  .....................    29,068,589
Accumulated net realized gain (loss) ............................     9,293,553
                                                                   ------------
  Net Assets ....................................................  $342,979,636
                                                                   ============
  Shares Outstanding ............................................    24,833,945
                                                                   ============
  Net Asset Value Per Share .....................................  $      13.81
                                                                   ============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ........................................   311,778,543
(2) Cost of foreign currency ....................................       350,225

See Notes to Financial Statements

----------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------

INVESTMENT INCOME:

Interest (Note 1B) (1) ..........................................  $    491,699
Dividends (Note 1B)  ............................................     2,070,064
                                                                   ------------
Total Investment Income, Net of Withholding Taxes (2) ...........     2,561,763
                                                                   ------------

EXPENSES:

Investment management fee (Note 3A) .............................     1,289,063
Printing and distribution fees ..................................        27,868
Custodian and transfer agent fees ...............................       339,042
Audit and tax service fees ......................................         6,752
Directors fees ..................................................         3,864
Insurance fees ..................................................         1,854
Other operating expenses ........................................         2,364
                                                                   ------------
Total expenses before reimbursement/reduction ...................     1,670,807
Less: expense reimbursement .....................................          --
expense reduction (Note 1H)  ....................................          --
                                                                   ------------
Net expenses ....................................................     1,670,807
                                                                   ------------
  Net Investment Income (Loss) ..................................       890,956
                                                                   ------------

NET REALIZED GAIN (LOSS) ON:

Investments .....................................................    18,480,573
Foreign currency transactions ...................................    (4,537,955)
Futures contracts ...............................................          --
                                                                   ------------
  Net Realized Gain (Loss) ......................................    13,942,618
                                                                   ------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency
holdings and futures contracts (Notes 8,10,11) ..................    42,637,273

End of period investments, foreign currency holdings
and futures contracts (Notes 8,10,11) ...........................    29,068,589
                                                                   ------------
  Net Unrealized Appreciation (Depreciation) ....................   (13,568,684)
                                                                   ------------
  Net Increase (Decrease) in Net Assets Resulting From
    Operations ..................................................     1,264,890
                                                                   ============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned ..................................        56,492
(2) Withholding taxes ...........................................       390,134

                                     MSF-37

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO                               JUNE 30, 2000
--------------------------------------------------------------------------------
----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                   SIX MONTHS
                                                                     ENDED          YEAR ENDED
                                                                 JUNE 30, 2000     DECEMBER 31,
                                                                  (UNAUDITED)          1999
                                                                 -------------     ------------
Increase (Decrease) in Net Assets From:
OPERATIONS:
  Net investment income (loss).................................  $    890,956     $  2,842,016
  Net realized gain (loss) from investments,
    foreign currency holdings and futures contracts............    13,942,618       28,498,609
  Unrealized appreciation (depreciation) of investments,
    foreign currency holdings and futures contracts............   (13,568,684)       1,694,009
                                                                 ------------     ------------
  Net increase (decrease) in net assets resulting
    from operations............................................     1,264,890       47,534,634
                                                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income........................................            --       (2,609,425)
  Net realized gain from investment transactions...............            --      (47,327,635)
                                                                 ------------     ------------
  Total Distributions (Note 4).................................            --      (49,937,060)
                                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares.............................   325,065,597      238,693,156
  Net asset value of shares issued to shareholders
    in reinvestment of distributions...........................            --       49,937,060
  Shares redeemed..............................................  (301,181,722)    (265,777,831)
                                                                 ------------     ------------
  Net Capital Stock Transactions (Note 9)......................    23,883,875       22,852,385
                                                                 ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS........................    25,148,765       20,449,959
  NET ASSETS: Beginning of period..............................   317,830,871      297,380,912
                                                                 ------------     ------------
  NET ASSETS: End of period....................................  $342,979,636     $317,830,871
                                                                 ============     ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED                   YEAR ENDED DECEMBER 31,
                                                               JUNE 30, 2000   ----------------------------------------------------
                                                                 (UNAUDITED)    1999       1998       1997       1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .........................    $  13.87   $  14.14   $  11.67   $  11.95   $  12.29    $  12.30
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income ......................................        0.03       0.13       0.13       0.10       0.07        0.03
  Net realized and unrealized gain (loss) ....................       (0.09)      2.05       2.50      (0.38)     (0.28)       0.07
                                                                  --------   --------   --------   --------   --------    --------
  Total From Investment Operations ...........................       (0.06)      2.18       2.63      (0.28)     (0.21)       0.10
                                                                  --------   --------   --------   --------   --------    --------
Less Distributions:
  Dividends from net investment income .......................          --      (0.13)     (0.16)        --         --       (0.04)
  Distributions from net realized capital gains ..............          --      (2.32)        --         --      (0.13)      (0.07)
                                                                  --------   --------   --------   --------   --------    --------
  Total Distributions ........................................          --      (2.45)     (0.16)        --      (0.13)      (0.11)
                                                                  --------   --------   --------   --------   --------    --------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ...............................    $  13.81   $  13.87   $  14.14   $  11.67   $  11.95    $  12.29
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return ...............................................       (0.43)%    16.44%     22.56%     (2.34)%    (1.77)%      0.84%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ........................    $342,980   $317,831   $297,381   $267,089   $303,826    $297,461
  Operating expenses to average net assets (1) ...............        1.03%      0.97%      1.02%      1.03%      0.97%       1.01%
  Net investment income to average net assets (1) ............        0.55%      0.95%      0.87%      0.77%      0.56%       0.21%
  Portfolio Turnover (2) .....................................      273.96%     86.77%    156.32%    182.11%    116.67%      86.24%
-----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualizedzed operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 amounted to 438,287,604 and 428,120,101, respectively.

See Notes to Financial Statements.

                                     MSF-38

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                     VALUE
SHARES                   ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 3.7%
--------------------------------------------------------------------------------
Banking: 0.0%
     7,000   *Siam Commercial Bank Public Co., Ltd.
              (Wts.) expiring 5/10/02                              $      822
--------------------------------------------------------------------------------
Forest Products & Paper: 1.5%
 1,867,500   *IndahKiat Paper & Pulp Corp.                            378,728
    92,550    Sappi Ltd. ADR                                          682,556
                                                                   ----------
                                                                    1,061,284
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.9%
    59,675   *Chesapeake Energy Corp.                                 462,481
    19,357    (s)Hvide Marine, Inc.                                   114,932
     1,423   *(s)Hvide Marine, Inc. (Wts.) expiring 6/30/07             3,557
       869   *(s)Hvide Marine, Inc. Cl. A (Wts.)                        1,304
              expiring 12/15/03
                                                                   ----------
                                                                      582,274
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.2%
       250 *++R & B Falcon Corp. (Wts.) expiring                      129,000
              5/1/09 144A
--------------------------------------------------------------------------------
Real Estate: 0.2%
    16,500    Associated Estates Realty Corp.                         115,500
     2,000    Developers Diversified Realty Corp.                      29,875
                                                                   ----------
                                                                      145,375
--------------------------------------------------------------------------------
Restaurant: 0.0%
     2,024   *(s)Advantica Restaurant Group, Inc.                       1,644
--------------------------------------------------------------------------------
Transportation-Shipping: 0.9%
    47,412    Trico Marine Services, Inc.                             605,985
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $3,231,141)................................    2,526,384
                                                                   ----------
--------------------------------------------------------------------------------
PREFERRED STOCK: 8.1%
--------------------------------------------------------------------------------
Automotive: 0.2%
     7,000    Federal-Mogul Corp. 7.000%                              155,750
--------------------------------------------------------------------------------
Banking: 0.0%
     7,000 *++Siam Commercial Bank Public Co., Ltd. 5.250% 144A         3,574
--------------------------------------------------------------------------------
Chemicals: 0.6%
       800    Hercules Trust II 6.500%                                432,000
--------------------------------------------------------------------------------
Construction Materials: 0.5%
    13,250    Owens-Corning 6.500%                                    319,656
--------------------------------------------------------------------------------
Containers & Glass: 0.4%
    13,250    Owens Illinois, Inc. 4.750%                             294,812
--------------------------------------------------------------------------------
Financial Services: 0.6%
     5,200    iStar Financial, Inc. Ser. D                             78,000
     8,500    K-Mart Financing 7.750%                                 309,719
                                                                   ----------
                                                                      387,719
--------------------------------------------------------------------------------
Food & Beverages: 0.0%
     1,500    Chiquita Brands International, Inc. Ser. A               21,000
              2.875%
--------------------------------------------------------------------------------
Metals-Steel & Iron: 0.2%
     6,500    Bethleham Steel Corp. $3.50                              94,250
--------------------------------------------------------------------------------
Oil & Gas Exploration: 1.1%
    10,500   *Chesapeakeke Energy Corp. 7.000%                        672,000
     3,050    Western Gas Resources, Inc.                             103,890
                                                                   ----------
                                                                      775,890
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.5%
       287   *R & B Falcon Corp. Sr. 13.875%                          325,745
--------------------------------------------------------------------------------
Real Estate: 1.2%
       400    Archstone Communities Trust Ser. C 8.625%                 8,625
     1,000   +CarrAmerica Realty Corp. 8.450%                          20,813
     6,200    CarrAmerica Realty Corp. Ser. C 8.550%                  127,875
     1,900    Developers Diversified Realty Corp. 8.680%               38,712
    14,646    Developers Diversified Realty Corp. Cl. C 8.375%        290,174
     5,000    First Industrial Realty Trust, Inc. Ser. D 7.950%        95,625
     6,000    First Industrial Realty Trust, Inc. Ser. E 7.900%       115,500
     6,000    Highwoods Properties, Inc. Ser. B 8.000%                113,250
     1,600    JDN Realty Corp. Ser. A                                  31,200
                                                                   ----------
                                                                      841,774
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 1.9%
     1,531    Adelphia Business Solutions Sr. Ser. B
              12.875% PIK                                           1,331,738
--------------------------------------------------------------------------------
Utilities-Electric: 0.4%
     1,035    Central Maine Power Co. 3.500%                           42,435
       150    Consumers Energy Co. $4.16                                6,975
       680    Consumers Energy Co. $4.50                               34,680
       140    Entergy Gulf States, Inc. $4.52                           7,621
       300    Entergy Gulf States, Inc. 4.400%                         15,900
     2,680    Niagara Mohawk Power Corp. 3.400%                       105,860
     1,100    Niagara Mohawk Power Corp. 3.600%                        45,100
       200    Niagara Mohawk Power Corp. 3.900%                         9,100
        50    Niagara Mohawk Power Corp. 4.850%                         3,016
       150    Ohio Edison Co. 4.400%                                    8,241
        50    Ohio Edison Co. 4.440%                                    2,759
       300    Toledo Edison Co. 4.250%                                 15,000
                                                                   ----------
                                                                      296,687
--------------------------------------------------------------------------------
Utilities-Telephone: 0.5%
     9,500    Philippine Long Distance Telephone Co. Ser.
              III $3.50                                               342,000
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost: $5,501,321)................................    5,622,595
                                                                   ----------
--------------------------------------------------------------------------------
  FACE                                     INTEREST     MATURITY     VALUE
 AMOUNT           ISSUE                      RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: 27.9%
--------------------------------------------------------------------------------
Automotive: 0.9%
$1,275,000  ++Exide Corp. 144A              2.900%      12/15/05   $  618,375
--------------------------------------------------------------------------------
Biotechnology: 0.9%
   250,000  ++Affymetrix, Inc. Sub. 144A    4.750%       2/15/07      190,937
   550,000  ++Human Genome Sciences,
              Inc. 144A                     3.750%       3/15/07      452,375
                                                                   ----------
                                                                      643,312
--------------------------------------------------------------------------------

                                     MSF-39

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO    SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

  FACE                                       INTEREST     MATURITY       VALUE
 AMOUNT        ISSUE                           RATE         DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: (Continued)
--------------------------------------------------------------------------------
Building & Construction: 0.1%
  $ 100,000   Schuler Homes, Inc.             6.500%      1/15/03   $     80,000
--------------------------------------------------------------------------------
Computer Equipment & Service: 3.8%
    155,000   (S)Cray Research, Inc. Sub.     6.125%       2/1/11         93,775
    650,000   Hutchinson Technology, Inc.
              Sub.                            6.000%      3/15/05        459,875
    400,000   Maxtor Corp.                    5.750%       3/1/12        280,000
  1,075,000   Quantum Corp. Sub.              7.000%       8/1/04        860,000
    400,000   S3, Inc. Sub.                   5.750%      10/1/03        379,000
    200,000   Telxon Corp. Sub.               5.750%       1/1/03        175,250
    500,000   Western Digital Corp. Sub.      0.010%      2/18/18         97,500
  1,400,000   ++Western Digital Corp. Sub.
              144A                            0.010%      2/18/18        273,000
                                                                    ------------
                                                                       2,618,400
--------------------------------------------------------------------------------
Drugs & Health Care: 4.1%
  1,380,000   Dura Pharmaceuticals, Inc.
              Sub.                            3.500%      7/15/02      1,152,300
    450,000   Glycomed, Inc.                  7.500%       1/1/03        360,000
    533,000   HealthSouth Corp. Sub.          3.250%       4/1/03        418,405
    650,000   NABI, Inc. Sub.                 6.500%       2/1/03        552,500
    200,000   Omnicare, Inc. Sub.             5.000%      12/1/07        134,500
    150,000   Tenet Healthcare Corp. Sub.     6.000%      12/1/05        124,500
    100,000   Thermedics, Inc.                0.000%       6/1/03         71,000
                                                                    ------------
                                                                       2,813,205
--------------------------------------------------------------------------------
Electrical Equipment: 0.9%
    610,000   Park Electrochemical Corp.
              Sub.                            5.500%       3/1/06        591,700
--------------------------------------------------------------------------------
Electronics: 3.4%
  1,260,000   Cirrus Logic, Inc. Sub.         6.000%     12/15/03      1,110,375
    200,000   Conexant Systems, Inc. Sub.     4.000%       2/1/07        156,250
  1,075,000   Kent Electronics Corp. Sub.     4.500%       9/1/04        943,474
     40,000   Richardson Electronics Ltd.
              Sub.                            7.250%     12/15/06         33,600
    424,000   Zenith Electronics Corp. Sr.    8.190%      11/1/09        135,680
                                                                    ------------
                                                                       2,379,379
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.4%
     83,000   Bell Sports Corp. Sub.          4.250%     11/15/00         74,700
    200,000   Ogden Corp.                     5.750%     10/20/02        169,761
                                                                    ------------
                                                                         244,461
--------------------------------------------------------------------------------
Foreign Obligations: 6.8%
    500,000   APP Finance VI Mauritius
              Ltd.                            0.000%     11/18/12         75,625
    100,000   App Finance VII Mauritius
              Ltd.                            3.500%      4/30/03         73,375
    450,000   ++App Finance VII Mauritius
              Ltd. 144A                       3.500%      4/30/03        330,750
    875,000   Bangkok Bank Public Ltd.        4.589%       3/3/04        461,562
    100,000   Banpu Public                    2.750%      4/10/03        106,500
    300,000   Burns, Philp Sub.               5.500%      4/30/04        174,000
    465,000   Danka Business Systems
              PLC Sub.                        6.750%       4/1/02        316,200
  1,280,000   Empresas ICA Sociedad Sub.      5.000%      3/15/04        640,000
    100,000   (S)Loxley PLC                   2.500%       4/4/01         33,000
  1,600,000   Rogers Communications, Inc.     2.000%     11/26/05      1,562,768
    100,000   Samsung Display Devices         0.250%      3/12/06        115,750
    300,000   Siam Commercial Bank
              Public Co., Ltd.                3.250%      1/24/04        149,625
    390,000   Ssangyong Oil Refining Co.,
              Ltd.                            3.000%     12/31/04        261,300
    150,000   Telekom Malaysia                4.000%      10/3/04        130,320
    225,000   Total Access Communication
              Public Ltd.                     2.000%      5/31/06        274,500
                                                                    ------------
                                                                       4,705,275
--------------------------------------------------------------------------------
Healthcare Services: 0.8%
    650,000   Medical Care International,
              Inc. Sub.                       6.750%      10/1/06        568,750
--------------------------------------------------------------------------------
Hotel & Motel: 0.3%
    300,000   Hilton Hotels Corp. Sub.        5.000%      5/15/06        237,750
--------------------------------------------------------------------------------
Industrial Components & Material: 0.8%
    550,000   Hexcel Corp. Sub.               7.000%       8/1/03        472,312
    100,000   Hexcel Corp. Sub.               7.000%       8/1/11         70,750
                                                                    ------------
                                                                         543,062
--------------------------------------------------------------------------------
Industrials: 0.8%
    195,000   Intevac, Inc. Sub.              6.500%       3/1/04         87,263
    650,000   MascoTech, Inc. Sub.            4.500%     12/15/03        485,062
                                                                    ------------
                                                                         572,325
--------------------------------------------------------------------------------
Medical Equipment & Supply: 0.2%
    200,000   UroMed Corp. Sub.               6.000%     10/15/03        117,000
--------------------------------------------------------------------------------
Metals-Non-Ferrous: 0.2%
    140,000   Inco Ltd.                       7.750%      3/15/16        119,700
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.2%
    200,000   Pogo Producing Co. Sub.         5.500%      6/15/06        162,614
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.3%
  1,172,000   Key Energy Group, Inc.          5.000%      9/15/04        920,020
--------------------------------------------------------------------------------
Pollution Control: 0.2%
    150,000   (S)++Thermo Terratech, Inc. Sub.
              144A                            4.625%       5/1/03        133,500
--------------------------------------------------------------------------------
Real Estate: 0.1%
    100,000   Sizeler Property Investments,
              Inc. Sub.                       8.000%      7/15/03         88,750
--------------------------------------------------------------------------------
Restaurant: 0.2%
    325,000   (S)Einstein/Noah Bagel Corp.
              Sub.                            7.250%       6/1/04        149,500
--------------------------------------------------------------------------------
Retail Trade: 0.1%
     50,000   (S)++CML Group, Inc. 144A       5.500%      1/15/03             32
    200,000   (S)CML Group, Inc. Sub.         5.500%      1/15/03            126
    100,000   Jacobson Stores, Inc. Sub.      6.750%     12/15/11         68,250
                                                                    ------------
                                                                          68,408
--------------------------------------------------------------------------------

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO    SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

  FACE                                       INTEREST    MATURITY        VALUE
 AMOUNT        ISSUE                           RATE        DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: (Continued)
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 1.1%
$   500,000   (S)Broadband Technologies, Inc.
              Sub.                            5.000%      5/15/01   $    240,000
    760,000   ++Efficient Networks, Inc. Sub.
              144A                            5.000%      3/15/05        548,150
                                                                    ------------
                                                                         788,150
--------------------------------------------------------------------------------
Transportation-Trucking: 0.3%
    265,000   Worldway Corp. Sub.             6.250%      4/15/11        214,650
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE BONDS
              (Cost: $20,632,352) ...............................     19,378,286
                                                                    ------------
--------------------------------------------------------------------------------
CORPORATE BONDS: 30.8%
--------------------------------------------------------------------------------
Broadcasting: 3.6%
    250,000   ++Cablevision Systems Corp.
              144A                           13.750%      4/30/07        231,250
    700,000   Century Communications
              Corp. Sr.                       8.375%     11/15/17        547,750
    900,000   #Charter Communications,            0%/
              Inc. Sr.                        9.920%       4/1/11        517,500
  1,650,000   #Fox Family Worldwide, Inc.         0%/
              Sr.                            10.250%      11/1/07      1,039,500
    350,000   #TeleWest Communications Sr.        0%/
                                              9.250%      4/15/09        196,000
                                                                    ------------
                                                                       2,532,000
--------------------------------------------------------------------------------
Chemicals: 0.6%
    487,000   Arco Chemical Co.               9.800%       2/1/20        433,430
--------------------------------------------------------------------------------
Computer Equipment & Service: 1.0%
    250,000   Seagate Technology, Inc. Sr.    7.370%       3/1/07        223,847
    250,000   Seagate Technology, Inc. Sr.    7.450%       3/1/37        233,712
    250,000   Seagate Technology, Inc. Sr.    7.875%       3/1/17        211,093
                                                                    ------------
                                                                         668,652
--------------------------------------------------------------------------------
Construction Materials: 0.2%
    250,000   Owens-Corning, Inc.             7.700%       5/1/08        157,500
--------------------------------------------------------------------------------
Electrical Equipment: 0.3%
    250,000   ITT Corp.                       7.375%     11/15/15        207,140
--------------------------------------------------------------------------------
Financial Services: 0.2%
    130,000   +FINOVA Capital Corp.           7.250%      11/8/04        114,513
--------------------------------------------------------------------------------
Food & Beverages: 0.1%
    100,000   Borden, Inc.                    7.875%      2/15/23         73,871
--------------------------------------------------------------------------------
Healthcare Services: 1.2%
    300,000   Columbia/HCA Healthcare
              Corp.                           7.050%      12/1/27        222,000
    500,000   Columbia/HCA Healthcare
              Corp.                           7.690%      6/15/25        403,750
    250,000   Columbia/HCA Healthcare
              Corp.                           7.750%      7/15/36        200,029
                                                                    ------------
                                                                         825,779
--------------------------------------------------------------------------------
Homebuilders: 0.4%
    700,000   Lennar Corp. Sr.                0.000%      7/29/18        288,533
--------------------------------------------------------------------------------

Industrials: 1.0%
    150,000   Burlington Industries, Inc.     7.250%      9/15/05        102,000
    750,000   Glencore Nickel Pty., Ltd. Sr.  9.000%      12/1/14        622,500
                                                                    ------------
                                                                         724,500
--------------------------------------------------------------------------------
Oil: 0.6%
    250,000   Clark Refining & Marketing,
              Inc. Sr.                        8.375%     11/15/07        196,250
    250,000   Clark Refining & Marketing,
              Inc. Sr.                        8.625%      8/15/08        196,250
                                                                    ------------
                                                                         392,500
--------------------------------------------------------------------------------
Oil & Gas Exploration: 2.1%
    475,000   Chesapeake Energy Corp. Sr.
              Ser. B                          7.875%      3/15/04        439,375
    200,000   Chesapeake Energy Corp. Sr.
              Ser. B                          8.500%      3/15/12        163,000
    200,000   +Chesapeake Energy Corp. Sr.
              Ser. B                          9.625%       5/1/05        195,500
    252,000   (S)++Hvide Marine, Inc. Sr.
              144AA                          12.500%      6/30/07        221,760
    250,000   Ocean Energy, Inc. Sr. Ser. B   8.250%       7/1/18        230,000
    250,000   Seagull Energy Corp. Sr.        7.500%      9/15/27        208,125
                                                                    ------------
                                                                       1,457,760
--------------------------------------------------------------------------------
Oil-Equipment & Services: 4.1%
  1,510,000   Pioneer Natural Resources
              Co. Ser. A                      7.200%      1/15/28      1,147,600
    500,000   Pioneer Natural Resources
              Co. Sr.                         6.500%      1/15/08        432,195
    300,000   R & B Falcon Corp. Ser. B       7.375%      4/15/18        243,000
    200,000   R & B Falcon Corp. Sr. Ser. B   6.500%      4/15/03        184,000
    925,000   R & B Falcon Corp. Sr. Ser. B   6.750%      4/15/05        820,937
                                                                    ------------
                                                                       2,827,732
--------------------------------------------------------------------------------
Real Estate: 1.5%
    200,000   HMH Properties, Inc. Sr.
              Ser. C                          8.450%      12/1/08        185,000
    660,000   Meditrust Corp.                 7.000%      8/15/07        442,200
    150,000   Trinet Corporate Realty Trust,
              Inc.                            7.700%      7/15/17        106,401
    350,000   Trinet Corporate Realty Trust,
              Inc.                            7.950%      5/15/06        297,394
                                                                    ------------
                                                                       1,030,995
--------------------------------------------------------------------------------
Retail Trade: 1.0%
    100,000   Dillon Reed Structured
              Finance Corp. Ser. 93-K1 A2     7.430%      8/15/18         76,475
    100,000   Dillon Reed Structured
              Finance Corp. Ser. 94-K1 A2     8.375%      8/15/15         86,526
    200,000   Musicland Group, Inc. Sr.       9.875%      3/15/08        160,000
    600,000   Woolworth Corp.                 8.500%      1/15/22        402,000
                                                                    ------------
                                                                         725,001
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 10.5%
    150,000   Focal Communications Corp.
              Sr.                            11.875%      1/15/10        150,750

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO    SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

  FACE                                      INTEREST     MATURITY        VALUE
 AMOUNT        ISSUE                          RATE         DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: (Continued)
$   650,000   Intermedia Communications,
              Inc. Sr.                        8.500%      1/15/08 $      594,750
    250,000   Intermedia Communications,
              Inc. Sr.                        8.600%       6/1/08        230,000
    350,000   #Intermedia Communications,         0%/
              Inc. Sr.                       12.250%       3/1/09        210,875
    250,000   Intermedia Communications,
              Inc. Sr. Ser. B                 8.875%      11/1/07        233,750
    650,000   Level 3 Communications, Inc.
              Sr.                             1.000%      12/1/08        394,875
    800,000   ++Level 3 Communications, Inc.
              Sr. 144A                        1.000%      3/15/10        438,000
    250,000   ++Level 3 Communications, Inc.
              Sr. 144A                       11.250%      3/15/10        224,355
    500,000   #Mccaw International Ltd. Sr.       0%/
                                             13.000%      4/15/07        367,500
    250,000   #Nextel International, Inc. Sr.     0%/
                                             12.250%      4/15/08        163,750
    500,000   Nextlink Communications,            0%/
              Inc. Sr.                        9.450%      4/15/08        312,500
    400,000   #Nextlink Communications,           0%/
              Inc. Sr.                       12.250%      12/1/09        232,000
  1,000,000   #NTL Communications Corp.           0%/
              Sr. Ser. B                     11.500%     11/15/09        505,991
    600,000   NTL, Inc. Sr.                   1.000%       4/1/08        375,000
    415,000   #RCN Corp. Sr.                      0%/
                                             11.000%       7/1/08        231,363
  1,170,000   #RCN Corp. Sr. Ser. B               0%/
                                              9.800%      2/15/08        646,425
    500,000   #RCN Corp. Sr. Ser. B               0%/
                                             11.125%     10/15/07        312,500
  1,200,000   #Rhythms NetConnections,            0%/
              Inc. Sr.                       13.500%      5/15/08        474,000
    875,000   #TeleCorp PCS, Inc. Sr.             0%/
                                             11.625%      4/15/09        570,937
  1,000,000   #Teligent, Inc. Sr.                 0%/
                                             11.500%       3/1/08        467,500
    200,000   #Triton PCS, Inc. Sr.               0%/
                                             11.000%       5/1/08        144,000
                                                                    ------------
                                                                       7,280,821
--------------------------------------------------------------------------------
Textiles & Apparel: 0.9%
    300,000   Phillips-Van Heusen Corp.       7.750%     11/15/23        220,500
  1,150,000   Pillowtex Corp. Sr. Ser. B      9.000%     12/15/07        408,250
                                                                    ------------
                                                                         628,750
--------------------------------------------------------------------------------
Transportation: 0.3%
    450,000   American President Cos., Ltd.
              Sr.                             8.000%      1/15/24        180,000
--------------------------------------------------------------------------------
Transportation-Shipping: 0.2%
    500,000   (S)TBS Shipping International,
              Ltd.                           10.000%       5/1/05        165,000
--------------------------------------------------------------------------------
Utilities-Electric: 1.0%
    300,000   AES Corp. Sr.                   8.375%      8/15/07        273,000
    500,000   AES Corp. Sr.                   8.875%      11/1/27        410,000
                                                                    ------------
                                                                         683,000
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
              (Cost: $23,445,130) ...............................     21,397,477
                                                                    ------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 17.3%
--------------------------------------------------------------------------------
    250,000   ++APP China Group Ltd. Sr.
              144A                           14.000%      3/15/10        157,500
    650,000   Bangko Sentral Philipinas       8.600%      6/15/27        461,500
    750,000   ++Bangkok Bank Public Ltd.
              144A                            9.025%      3/15/29        562,500
    400,000   #Call-Net Enterprises, Inc. Sr.     0%/
                                              9.270%      8/15/07        188,000
  1,000,000   Call-Net Enterprises, Inc. Sr.  1.000%      8/15/08        405,000
    150,000   #Clearnet Communications,           0%/
              Inc.                           10.750%      2/15/09         56,503
  1,840,000   #Clearnet Communications,           0%/
              Inc. Sr.                       10.400%      5/15/08        752,162
    675,000   #Clearnet Communications,           0%/
              Inc. Sr.                       11.750%      8/13/07        315,836
    700,000   +Compania De Alimentos
              Fargo SA Sr.                   13.250%       8/1/08        598,500
    500,000   #Dolphin Telecommunications         0%/
              PLC                            11.625%       6/1/08        158,242
    200,000   Dolphin Telecommunications
              PLC Sr.                        11.500%       6/1/08         75,000
  1,350,000   Espirito Santo Centrais
              Eletriciadad Sr.               10.000%      7/15/07      1,053,000
    300,000   Grupo Iusacell SA de CV Sr.    14.250%      12/1/06        313,500
    250,000   ++Hyundai Motor Co. 144A        7.600%      7/15/07        228,280
    500,000   Jazztel PLC                    13.250%     12/15/09        441,310
    417,138   Korea Electric Power Corp.      7.400%       4/1/16        380,217
  1,700,000   #Microcell
              Telecommunications  Sr.             0%/
              Ser. B                         11.125%     10/15/07        758,108
    325,000   Multicanal SA Ser. C           10.500%      4/15/18        243,750
    250,000   Murrin Murrin Hldgs. Pty.,
              Ltd. Sr.                        9.375%      8/31/07        216,250
    700,000   Philippine Long Distance
              Telephone Co.                   8.350%       3/6/17        468,376
    200,000   (S)Pindo Deli Finance Mauritius
              Ltd. Sr.                       10.875%      10/1/27         98,000
    400,000   Quezon Power Philippines
              Co. Sr.                         8.860%      6/15/17        316,000
    610,000   Rogers Communications, Inc.
              Sr.                             8.750%      7/15/07        414,223
    150,000   Rogers Communications, Inc.
              Sr.                            10.500%      2/14/06        110,224
    700,000   ++Siam Commercial Bank
              Public Co., Ltd. Sub. 144A      7.500%      3/15/06        581,000
    150,000   Southern Peru Copper Corp.
              Ser. A1                         7.900%      5/30/07        138,210
  1,350,000   ++Tenaga Nasional
              Berhad 144A                     7.500%      11/1/25      1,082,970

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO    SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

  FACE                                      INTEREST     MATURITY        VALUE
 AMOUNT        ISSUE                          RATE         DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
$   600,000   #TFM SA de CV Sr.                   0%/
                                             11.750%      6/15/09   $    411,000
    650,000   ++Thai Fmrs Bank Public, Ltd.
              Sub. 144A                       8.250%      8/21/16        494,000
    600,000   Tjiwi Kimia Mauritius Ltd. Sr. 10.000%       8/1/04        393,000
    200,000   ++Total Access Communication
              Public Ltd. 144A                8.375%      11/4/06        169,000
--------------------------------------------------------------------------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost: $12,770,004) ...............................     12,041,161
                                                                    ------------
--------------------------------------------------------------------------------
YANKEE BONDS: 9.5%
--------------------------------------------------------------------------------
    500,000   #Barak I.T.C. Sr.                   0%/
                                             12.500%     11/15/07        258,750
    150,000   ++Cerro Negro Finance Ltd.
              144A                            7.900%      12/1/20        121,755
    550,000   +Federative Republic of Brazil 10.125%      5/15/27        433,125
  1,077,481    Federative Republic of Brazil
              PIK                             8.000%      4/15/14        790,656
  1,187,500   (S)Ivory Coast, Inc.            1.000%      3/31/18        201,875
    150,000   +Petroleos Mexicanos            9.250%      3/30/18        141,750
    350,000   Petroleos Mexicanos             9.500%      9/15/27        340,375
    700,000   +++Petroleos Mexicanos 144A     8.625%      12/1/23        609,000
    100,000   +Republic of Argentina          9.750%      9/19/27         78,000
    500,000   ++Republic of Argentina 144A    8.875%       3/1/29        332,950
    360,000   +Republic of Argentina Ser. L   6.812%      3/31/05        328,500
    400,000   #Republic of Ecuador            4.000%      2/28/25        135,000
    265,000   +Republic of Panama             8.875%      9/30/27        223,594
    800,000   #Republic of Peru               3.750%       3/7/17        483,040
    650,000   Republic of South Africa        8.500%      6/23/17        576,875
  4,325,000   Republic of South Africa       13.500%      9/15/15        611,938
  1,450,000   Republic of Venezuela           9.250%      9/15/27        953,375
--------------------------------------------------------------------------------
              TOTAL YANKEE BONDS
              (Cost: $7,142,794) ................................      6,620,558
                                                                    ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.6%
--------------------------------------------------------------------------------
  1,140,000   State Street Repurchase
              Agreement (U.S. Treasury
              Notes collateralized dated
              6/30/00 due 02/15/05 @
              7.500% with a market value
              of $1,177,125)                  5.250%       7/3/00      1,140,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $1,140,000) ................................      1,140,000
                                                                    ------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 98.9%
              (Cost: $73,862,742) ...............................     68,726,461
              OTHER ASSETS LESS LIABILITIES 1.1% ................        794,671
                                                                    ------------
              TOTAL NET ASSETS: 100.0% ..........................   $ 69,521,132
                                                                    ============
--------------------------------------------------------------------------------
LEGEND:
*    Non-income producing security.
(S)  Illiquid Security.
++   Restricted security.
 +   Securities on loan.
# Step bond: A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
ADR (American Depository Receipt) represents ownership of foreign securities. PIK Payment In Kind

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was $1,303,064 with collateral backing valued at $1,284,935.

RESTRICTED SECURITIES: (Note 2)
The aggregate value of restricted securities at June 30, 2000 was $8,134,013 or 11.70% of the Loomis Sayles High Yield Bond Portfolio's net assets.

ILLIQUID SECURITIES: (Note 2)

--------------------------------------------------------------------------------
                                    ACQUISITION     ACQUISITION     VALUATION AS
ISSUE                                   DATE            COST        OF 6/30/2000
--------------------------------------------------------------------------------
Advantica Restaurant Group, Inc.      3/4/97            $20,258            1,644
Broadband Technologies, Inc.
Sub.                            6/13/97-7/30/97         366,400          240,000
Cray Research, Inc. Sub.        7/22/97-7/24/97         121,363           93,775
CML Group, Inc. 144A                 4/14/98             30,875               32
CML Group, Inc. Sub.                 12/1/97            150,500              126
Einstein/Noah Bagel Corp. Sub. 10/7/97-11/24/97         264,750          149,500
Hvide Marine, Inc.              1/26/00-1/28/00       1,156,922          114,932
Hvide Marine, Inc. Sr. 144A         12/14/99            226,800          221,760
Hvide Marine, Inc. (Wts.)           12/14/99                  0            3,557
Hvide Marine, Inc. (Wts.)            1/26/00                  0            1,304
Loxley PLC                      3/24/97-2/12/98          67,750           33,000
Pindo Deli Finance Mauritius Ltd.    3/30/98            185,529           98,000
TBS Shipping International Ltd.      4/29/98            466,690          165,000
Thermo Terratech, Inc. Sub. 144A     3/25/98            138,000          133,500

The aggregate value of illiquid securities at June 30, 2000 was $1,256,130 or 1.81% of the Loomis Sayles High Yield Bond Portfolio's net assets.

See Notes to Financial Statements.

                                    MSF-43

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO                JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

     Investments, at value (Note 1A) (1) ..........................$ 68,726,461
     Cash .........................................................         803
     Foreign currencies held at value (2) .........................          --
     Receivable for investment securities sold ....................     101,640
     Receivable for fund shares sold ..............................          --
     Receivable for dividends and interest ........................   1,273,838
     Daily variation on futures contracts (Note 11) ...............          --
     Unrealized appreciation on forward contracts (Note 10) .......          --
     Collateral for securities loaned (Note 7) ....................   1,284,935
     Other assets .................................................          --
                                                                   -------------
          Total Assets ............................................  71,387,677
                                                                   -------------
LIABILITIES:

     Payable for investment securities purchased ..................     471,218
     Payable for capital stock repurchased ........................      57,819
     Unrealized depreciation on forward contracts (Note 10) .......          --
     Return of collateral for securities loaned (Note 7) ..........   1,284,935
     Bank overdraft ...............................................          --
     Accrued investment management fee (Note 3) ...................      39,219
     Accrued expenses and other liabilities .......................      13,354
                                                                   -------------
          Total Liabilities .......................................   1,866,545
                                                                   -------------
NET ASSETS: ....................................................... $69,521,132
                                                                   =============

COMPOSITION OF NET ASSETS:

     Paid-in-capital                                                $73,476,197
     Undistributed (overdistributed net investment income
     (loss)                                                           3,144,381
     Net unrealized appreciation (depreciation)                      (5,136,410)
     Accumulated net realized gain (loss)                            (1,963,036)
                                                                   -------------
          Net Assets                                                $69,521,132
                                                                   =============
          Shares Outstanding                                          7,410,382
                                                                   =============
          Net Asset Value Per Share                                 $      9.38
                                                                   =============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ..........................................$ 73,862,742
(2) Cost of foreign currency ......................................     389,852

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

     Interest (Note 1B) (1) ....................................... $ 3,303,464
     Dividends (Note 1B) ..........................................     136,355
                                                                   -------------
     Total Investment Income, Net of Withholding Taxes (2) ........   3,439,819
                                                                   -------------

EXPENSES:

     Investment management fee (Note 3A) ..........................     229,431
     Printing and distribution fees ...............................       5,025
     Custodian and transfer agent fees ............................      45,940
     Audit and tax service fees ...................................       6,326
     Directors fees ...............................................       3,864
     Insurance fees ...............................................       1,854
     Other operating expenses .....................................       2,366
                                                                   -------------
     Total expenses before reimbursement / reduction ..............     294,806
     Less: expense reimbursement ..................................          --
           expense reduction (Note 1H) ............................          --
                                                                   -------------
     Net expenses .................................................     294,806
                                                                   -------------
          Net Investment Income (Loss) ............................   3,145,013
                                                                   -------------
NET REALIZED GAIN (LOSS) ON:

     Investments ..................................................     805,849
     Foreign currency transactions ................................     (13,433)
     Futures contracts ............................................          --
                                                                   -------------
          Net Realized Gain (Loss) ................................     792,416
                                                                   -------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

     Beginning of period investments, foreign currency
       holdings and futures contracts (Notes 8,10,11) .............  (3,230,042)
     End of period investments, foreign currency holdings
       and futures contracts (Notes 8,10,11) ......................  (5,136,410)
                                                                   -------------
          Net Unrealized Appreciation (Depreciation) ..............  (1,906,368)
                                                                   -------------
          Net Increase (Decrease) in Net Assets Resulting From
            Operations ............................................ $ 2,031,061
                                                                   =============

--------------------------------------------------------------------------------
Notes:

(1) Income on securities loaned ................................... $     2,936
(2) Withholding taxes .............................................       2,162


                                    MSF-44

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO                            JUNE 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                                        SIX MONTHS
--------------------------------------------------------------------------------                             ENDED      YEAR ENDED
                                                                                                         JUNE 30, 2000  DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                                   (UNAUDITED)      1999
                                                                                                         -------------  ------------
OPERATIONS:
     Net investment income (loss) .......................................................................  $ 3,145,013  $ 4,881,740
     Net realized gain (loss) from investments, foreign currency holdings and futures contracts .........      792,416   (2,502,716)
     Unrealized appreciation (depreciation) of investments, foreign currency holdings and
     futures contracts ..................................................................................   (1,906,368)   5,881,162
                                                                                                         -------------  ------------
     Net increase (decrease) in net assets resulting from operations ....................................    2,031,061    8,260,186
                                                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................................................           --   (4,840,813)
     Net realized gain from investment transactions .....................................................           --       (8,037)
                                                                                                         -------------  ------------
     Total Distributions (Note 4) .......................................................................           --   (4,848,850)
                                                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................................    7,538,368   15,918,866
     Net asset value of shares issued to shareholders in reinvestment of distributions ..................           --    4,848,850
     Shares redeemed ....................................................................................   (1,749,666)  (4,880,674)
                                                                                                         -------------  ------------
     Net Capital Stock Transactions (Note 9) ............................................................    5,788,702   15,887,042
                                                                                                         -------------  ------------
     NET INCREASE (DECREASE) IN NET ASSETS ..............................................................    7,819,763   19,298,378
     NET ASSETS: Beginning of period ....................................................................   61,701,369   42,402,991
                                                                                                         -------------  ------------
     NET ASSETS: End of period ..........................................................................  $69,521,132  $61,701,369
                                                                                                         =============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                                          SIX MONTHS        YEAR ENDED DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)                                             ENDED    ------------------------------
                                                                                        JUNE 30, 2000
                                                                                         (UNAUDITED)   1999      1998       1997(4)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .................................................       $ 9.09  $ 8.39   $ 10.14      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income ...........................................................         0.42    0.80      0.88         0.35
     Net realized and unrealized gain (loss) .........................................        (0.13)   0.69     (1.65)        0.26
                                                                                             ------  ------   -------      -------
     Total From Investment Operations ................................................         0.29    1.49     (0.77)        0.61
                                                                                             ------  ------   -------      -------
Less Distributions:
     Dividends from net investment income ............................................           --   (0.79)    (0.89)       (0.35)
     Distributions from net realized capital gains ...................................           --      --(3)  (0.09)       (0.12)
                                                                                             ------  ------   -------      -------
     Total Distributions .............................................................           --   (0.79)    (0.98)       (0.47)
                                                                                             ------  ------   -------      -------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .......................................................       $ 9.38  $ 9.09    $ 8.39      $ 10.14
------------------------------------------------------------------------------------------------------------------------------------
     Total Return ....................................................................         3.19%  17.82%    (7.51)%       6.18%
Supplemental Data/Significant Ratios:
     Net assets at end of period (000's) .............................................      $69,521 $61,701   $42,403      $27,804
     Net expenses to average net assets (note 3)(1) ..................................         0.90%   0.93%     0.87%        0.83%
     Operating expenses to average net assets before voluntary expense reimbursements
     (note 3)(1) .....................................................................         0.90%   0.94%     1.05%        1.35%
     Net investment income to average net assets (1) .................................         9.57%   9.49%    10.41%        7.04%
     Net investment income to average net assets before voluntary expense reimbursements
     (note 3)(1) .....................................................................         9.57%   9.48%    10.23%        6.52%
     Portfolio Turnover (2) ..........................................................        40.94%  27.75%    46.02%       39.26%
------------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to 21,722,358 and 13,072,056, respectively.
(3)  Less than .005 per share.
(4) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.

See Notes to Financial Statements.


                                    MSF-45

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO        SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
 SHARES                ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 93.2%
--------------------------------------------------------------------------------
Biotechnology: 7.1%
   588,075  *+CuraGen Corp.                                       $   22,401,982
   391,215  *+Human Genome Sciences, Inc.                             52,166,075
   274,480  *+Maxygen, Inc.                                           15,525,275
   604,665   *Medarex, Inc.                                           51,113,088
   474,732   *MedImmune, Inc.                                         35,115,333
                                                                  --------------
                                                                     176,321,753
--------------------------------------------------------------------------------
Broadcasting: 8.3%
   357,960   *AMFM, Inc.                                              24,699,240
   526,860   *Citadel Communications Corp.                            18,390,707
 1,159,775   *Cox Radio, Inc. Cl. A                                   32,473,700
   611,005  *+Entercom Communications Corp.                           29,786,494
 1,258,050   *Hispanic Broadcasting Corp.                             41,672,906
   792,590   *Radio One, Inc. Cl. A                                   23,480,479
 1,585,180  *+Radio One, Inc. Cl. D                                   35,072,107
                                                                  --------------
                                                                     205,575,633
--------------------------------------------------------------------------------
Business Services: 8.5%
 1,176,560  *+Lamar Advertising Co. Cl. A                             50,996,523
 2,540,208    Paychex, Inc.                                          106,688,736
   729,370   *TMP Worldwide, Inc.                                     53,813,830
                                                                  --------------
                                                                     211,499,089
--------------------------------------------------------------------------------
Computer Equipment & Service: 13.0%
   162,860   *Brocade Communications Systems, Inc                     29,839,006
   836,005   *CNET Networks, Inc.                                     20,508,248
   615,830  *+DoubleClick, Inc.                                       23,478,519
   760,400   *Exodus Communications, Inc.                             35,049,687
 1,835,275  *+PSINet, Inc.                                            46,053,932
    38,040   *StorageNetworks, Inc.                                    3,434,299
   320,275   *TriQuint Semiconductor, Inc.                            30,636,305
   422,647   *VeriSign, Inc.                                          74,531,113
 1,558,260   *Viasystems Group, Inc.                                  25,224,334
   400,075   *Xilinx, Inc.                                            33,043,694
                                                                  --------------
                                                                     321,799,137
--------------------------------------------------------------------------------
Drugs & Health Care: 11.6%
   454,590   *Abgenix, Inc.                                           54,479,770
   612,975  *+Andrx Corp.                                             39,172,934
 1,225,988  *+King Pharmaceuticals, Inc.                              53,790,202
   590,675   *Millennium Pharmaceutical, Inc.                         66,063,307
   617,650  *+Sepracor, Inc.                                          74,504,031
                                                                  --------------
                                                                     288,010,244
--------------------------------------------------------------------------------
Education: 1.9%
 1,718,430   *Apollo Group, Inc. Cl. A                                48,062,339
--------------------------------------------------------------------------------
Electronics: 2.6%
   866,955   *Vitesse Semiconductor Corp.                             63,802,470
--------------------------------------------------------------------------------
Entertainment & Leisure: 3.2%
 1,364,420    Premier Parks, Inc.                                     31,040,555
 1,042,640   *SFX Entertainment, Inc. Cl. A                           47,244,625
                                                                  --------------
                                                                      78,285,180
--------------------------------------------------------------------------------
Financial Services: 0.4%
   640,760  *+E*TRADE Group, Inc.                                     10,552,516
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.3%
   264,635   *MiniMed, Inc.                                           31,226,930
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.8%
   783,930  *+Hanover Compressor Co.                                  29,789,340
   466,405   *Universal Compression Holdings, Inc.                    15,624,567
                                                                  --------------
                                                                      45,413,907
--------------------------------------------------------------------------------
Software: 3.9%
   269,910   *Inktomi Corp.                                           31,925,292
   558,250   *Liberate Technologies                                   16,381,148
   712,645   *Portal Software, Inc.                                   45,542,470
   142,760  *+TenFold Corp.                                            2,342,156
                                                                  --------------
                                                                      96,191,066
--------------------------------------------------------------------------------
Technology: 5.8%
   243,650   *Applied Micro Circuits Corp.                            24,060,438
   168,085   *Cree, Inc.                                              22,470,863
   478,445   *Integrated Device Technology, Inc.                      28,706,700
   579,760   *Intersil Holding Corp. Cl. A                            31,307,040
   294,660  *+MRV Communications, Inc.                                19,825,093
   490,580  *+priceline.com, Inc.                                     18,611,379
                                                                  --------------
                                                                     144,981,513
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 20.1%
 1,399,640  *+American Tower Corp. Cl. A                              58,347,492
   788,715   *Clearnet Communications, Inc. Cl. A                     22,034,725
 2,066,665  *+Crown Castle International Corp.                        75,368,689
   977,475  *+Metromedia Fiber Network, Inc. Cl. A                    38,793,539
   518,623   *Microcell Telecommunications, Inc. Cl. B                18,816,291
    44,655   *Millicom International Cellular SA                       1,561,530
   484,830   *Net2Phone, Inc.                                         17,287,220
   330,885   *Pinnacle Holdings, Inc.                                 17,743,708
   538,160   *Powertel, Inc.                                          38,192,543
   292,175   *RF Micro Devices, Inc.                                  25,583,573
   335,540   *SDL, Inc.                                               95,702,299
   191,357  *+VoiceStream Wireless Corp.                              22,257,211
 1,227,170   *Western Wireless Corp. Cl. A                            66,842,416
                                                                  --------------
                                                                     498,531,236
--------------------------------------------------------------------------------
Utilities-Telephone: 3.7%
 1,342,370   *AT&T Canada, Inc. Cl. B                                 44,466,006
 2,256,525  *+McLeodUSA, Inc.                                         46,752,378
                                                                  --------------
                                                                      91,218,384
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $1,955,587,385) ..........................    2,311,471,397
                                                                  --------------
--------------------------------------------------------------------------------

                                     MSF-46

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO        SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  FACE                               INTEREST     MATURITY             VALUE
 AMOUNT              ISSUE             RATE         DATE             (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.0%
--------------------------------------------------------------------------------
$   257,000   State Street
              Repurchase Agreement
              (U.S. Treasury Notes
              collateralized dated
              06/30/00 due
              02/15/2005 @ 7.500%
              with a market value
              of $268,750)              3.500%      7/3/00        $      257,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $257,000) .................................         257,000
                                                                 ---------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 6.5%
--------------------------------------------------------------------------------
107,000,000   Associates First
              Capital Corp.            6.850%      7/3/00           106,959,281
 15,000,000   Federal Home Loan
              Bank                     5.840%     8/14/00            14,882,117
 20,000,000   Federal Home Loan
              Bank                     5.880%     8/30/00            19,804,000
 20,000,000   Federal National
              Mortgage Association     6.030%     7/24/00            19,918,222
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $161,563,620) ............................     161,563,620
                                                                 ---------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.7%
              (Cost: $2,117,408,005) ..........................   2,473,292,017
              OTHER ASSETS LESS LIABILITIES: 0.3%                     6,118,197
                                                                 ---------------
              TOTAL NET ASSETS: 100.0% ........................  $2,479,410,214
                                                                 ===============
--------------------------------------------------------------------------------
LEGEND:


* Non-income producing security.
+ Securities on loan.

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was $231,437,850 with collateral backing valued at $235,652,846.

See Notes to Financial Statements.

                                     MSF-47

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO                                JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

 Investments, at value (Note 1A) (1) .......................... $ 2,473,292,017
 Cash .........................................................             420
 Foreign currencies held at value (2) .........................              --
 Receivable for investment securities sold ....................       5,734,400
 Receivable for fund shares sold ..............................       3,756,785
 Receivable for dividends and interest ........................              25
 Daily variation on futures contracts (Note 11) ...............              --
 Unrealized appreciation on forward contracts (Note 10) .......              --
 Collateral for securities loaned (Note 7) ....................     235,652,846
 Other assets .................................................              --
                                                                ---------------
  Total Assets ................................................   2,718,436,493
                                                                ---------------

LIABILITIES:

 Payable for investment securities purchased ..................       1,989,331
 Payable for capital stock repurchased ........................              --
 Unrealized depreciation on forward contracts (Note 10) .......              --
 Return of collateral for securities loaned (Note 7) ..........     235,652,846
 Bank overdraft ...............................................              --
 Accrued investment management fee (Note 3)  ..................       1,319,451
 Accrued expenses and other liabilities .......................          64,651
                                                                ---------------
  Total Liabilities ...........................................     239,026,279
                                                                ---------------

NET ASSETS:  .................................................. $ 2,479,410,214
                                                                ===============

COMPOSITION OF NET ASSETS:

 Paid-in-capital ..............................................   1,695,405,854
 Undistributed (overdistributed) net investment
  income (loss) ...............................................      (3,708,850)
 Net unrealized appreciation (depreciation)  ..................     355,884,011
 Accumulated net realized gain (loss) .........................     431,829,199
                                                                ---------------
  Net Assets .................................................. $ 2,479,410,214
                                                                ===============
  Shares Outstanding ..........................................      69,478,712
                                                                ===============
  Net Asset Value Per Share ................................... $         35.69
                                                                ===============
--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ......................................   2,117,408,005
(2) Cost of foreign currency ..................................              --

----------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------

INVESTMENT INCOME:

 Interest (Note 1B) (1) .......................................       4,017,322
 Dividends (Note 1B)  .........................................         333,661
                                                                ---------------
 Total Investment Income, Net of Withholding Taxes (2) ........       4,350,983
                                                                ---------------

EXPENSES:

 Investment management fee (Note 3A) ..........................       7,776,070
 Printing and distribution fees ...............................         114,073
 Custodian and transfer agent fees ............................         153,477
 Audit and tax service fees ...................................           8,131
 Directors fees ...............................................           3,864
 Insurance fees ...............................................           1,854
 Other operating expenses .....................................           2,364
                                                                ---------------
 Total expenses before reimbursement/reduction ................       8,059,833
 Less: expense reimbursement ..................................            --
  expense reduction (Note 1H)  ................................            --
                                                                ---------------
 Net expenses .................................................       8,059,833
                                                                ---------------
  Net Investment Income (Loss) ................................      (3,708,850)
                                                                ---------------

NET REALIZED GAIN (LOSS) ON:

 Investments ..................................................     273,618,959
 Foreign currency transactions ................................        (240,029)
 Futures contracts ............................................            --
                                                                ---------------
  Net Realized Gain (Loss) ....................................     273,378,930
                                                                ---------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

 Beginning of period investments, foreign currency
  holdings and futures contracts (Notes 8,10,11) ..............     731,662,907

 End of period investments, foreign currency holdings
  and futures contracts (Notes 8,10,11) .......................     355,884,011
                                                                ---------------
  Net Unrealized Appreciation (Depreciation) ..................    (375,778,896)
                                                                ---------------
  Net Increase (Decrease) in Net Assets Resulting From
   Operations .................................................    (106,108,816)
                                                                ===============

--------------------------------------------------------------------------------
Notes:
(1) Income on securities loaned ................................         601,519
(2) Withholding taxes .........................................            --

                                     MSF-48

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO                                            JUNE 30, 2000
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                                                      SIX MONTHS
                                                                                                         ENDED          YEAR ENDED
                                                                                                     JUNE 30, 2000     DECEMBER 31,
                                                                                                      (UNAUDITED)          1999
                                                                                                     -------------     ------------
Increase (Decrease) in Net Assets From:
OPERATIONS:
 Net investment income (loss)...................................................................   $   (3,708,850)   $   (3,593,803)

 Net realized gain (loss) from investments, foreign currency holdings and futures contracts.....      273,378,930       247,177,713
 Unrealized appreciation (depreciation) of investments, foreign currency holdings and futures
  contracts.....................................................................................     (375,778,896)      648,972,772
                                                                                                   --------------    --------------
 Net increase (decrease) in net assets resulting from operations................................     (106,108,816)      892,556,682
                                                                                                   --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income..........................................................................               --                --
 Net realized gain from investment transactions.................................................               --       (94,164,203)
                                                                                                   --------------    --------------
 Total Distributions (Note 4)...................................................................               --       (94,164,203)
                                                                                                   --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...............................................................      727,583,793       843,906,889
 Net asset value of shares issued to shareholders in reinvestment of distributions..............               --        94,164,203
 Shares redeemed................................................................................      (73,861,817)     (176,170,428)
                                                                                                   --------------    --------------
Net Capital Stock Transactions (Note 9)........................................................      653,721,976       761,900,664
                                                                                                   --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS..........................................................      547,613,160     1,560,293,143
 NET ASSETS: Beginning of period................................................................    1,931,797,054       371,503,911
                                                                                                   --------------    --------------
 NET ASSETS: End of period......................................................................   $2,479,410,214    $1,931,797,054
                                                                                                   ==============    ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)

                                                                                  SIX MONTHS           YEAR ENDED DECEMBER 31,
                                                                                     ENDED        --------------------------------
                                                                                 JUNE 30, 2000
                                                                                  (UNAUDITED)     1999         1998        1997(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period..........................................  $    36.54   $    17.44     $  12.77    $  10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income........................................................       (0.05)       (0.05)       (0.02)       0.01
 Net realized and unrealized gain (loss)......................................       (0.80)       21.14         4.77        2.81
                                                                                ----------   ----------     --------    --------
 Total From Investment Operations.............................................       (0.85)       21.09         4.75        2.82
                                                                                ----------   ----------     --------    --------
Less Distributions:
 Dividends from net investment income.........................................          --           --           --       (0.01)
 Distributions from net realized capital gains................................          --        (1.99)       (0.08)      (0.04)
                                                                                ----------   ----------     --------    --------
 Total Distributions..........................................................          --        (1.99)       (0.08)      (0.05)
                                                                                ----------   ----------     --------    --------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period................................................  $    35.69   $    36.54     $  17.44    $  12.77
----------------------------------------------------------------------------------------------------------------------------------
 Total Return.................................................................       (2.33)%     122.92%       37.19%      28.22%
Supplemental Data/Significant Ratios:
 Net assets at end of period (000's)..........................................  $2,479,410   $1,931,797     $371,504    $103,852
 Net expenses to average net assets (note 3) (1)..............................        0.69%        0.71%        0.81%       0.85%
 Operating expenses to average net assets before voluntary expense
  reimbursements (note 3) (1).................................................          NA           NA           NA        0.99%
 Net investment income to average net assets (1)..............................       (0.32)%      (0.41)%      (0.22)%      0.10%
 Net investment income to average net assets before voluntary
  expense reimbursements (note 3) (1).........................................          NA           NA           NA       (0.40)%
 Portfolio Turnover (2).......................................................      153.78%      103.28%      106.66%      74.70%
----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $2,218,642,441 and $1,725,411,934, respectively.
(3) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.

See Notes to Financial Statements.

                                     MSF-49

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
SHARES                  ISSUE                                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 96.3%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.2%
    20,400   *Triumph Group, Inc.                                    $   568,650
--------------------------------------------------------------------------------
Automotive: 0.7%
    40,100   *Gentex Corp.                                             1,005,006
    58,500   *Group 1 Automotive, Inc.                                   702,000
    52,200  *+O' Reilly Automotive, Inc.                                 719,381
                                                                     -----------
                                                                       2,426,387
--------------------------------------------------------------------------------
Banking: 1.9%
    36,200    Bank United Corp. Cl. A                                  1,279,444
    32,300    City National Corp.                                      1,122,425
    31,934    Commerce Bancorp, Inc.                                   1,468,964
    62,800   +Community First Bankshares                               1,026,387
    42,700   +National Commerce Bancorp                                  687,203
    42,000   *Southwest Bancorporation of Texas, Inc.                    874,125
    49,500    Sterling Bancshares, Inc.                                  536,766
                                                                     -----------
                                                                       6,995,314
--------------------------------------------------------------------------------
Biotechnology: 2.5%
    19,100   *Aurora Biosciences Corp.                                 1,298,203
     7,200  *+Cell Genesys, Inc.                                         201,825
    21,600  *+Collateral Therapeutics, Inc.                              548,100
    26,500   *Enzon, Inc.                                              1,125,422
     2,200   *Imclone Systems, Inc.                                      168,231
    15,300  *+Invitrogen Corp.                                         1,150,847
    10,900   *Lynx Therapeutics, Inc.                                    519,453
     5,200   *Protein Design Labs, Inc.                                  857,188
    65,900   *Serologicals Corp.                                         331,559
    22,200   *Techne Corp.                                             2,908,200
     3,500  *+Transkaryotic Therapies, Inc.                              128,516
                                                                     -----------
                                                                       9,237,544
--------------------------------------------------------------------------------
Broadcasting: 2.7%
    53,100   *Cox Radio, Inc. Cl. A                                    1,486,800
    53,000   *Emmis Communications Corp. Cl. A                         2,194,531
    18,300  *+Entercom Communications Corp.                              892,125
    14,700   *Hispanic Broadcasting Corp.                                486,938
    34,700   *Insight Communications, Inc. Cl. A                         543,272
    22,800  *+Pegasus Communications Corp. Cl. A                       1,116,487
     9,800   *Radio One, Inc. Cl. A                                      290,325
     6,800  *+Radio One, Inc. Cl. D(non-vtg.)                            150,450
    48,700   *Regent Communications, Inc.                                417,755
    24,900   *Time Warner Telecom, Inc. Cl. A                          1,606,050
    11,544   *USA Networks, Inc.                                         250,000
    14,700   *Westwood One, Inc.                                         501,637
                                                                     -----------
                                                                       9,936,370
--------------------------------------------------------------------------------
Building & Construction: 0.4%
    49,600   *Insituform Technologies, Inc. Cl. A                      1,356,250
--------------------------------------------------------------------------------
Business Services: 7.3%
    11,700  *+24/7Media, Inc.                                            182,447
    31,400  *+Advance Paradigm, Inc.                                     636,831
    12,800   *Affiliated Computer Services, Inc. Cl. A                   423,200
    27,600  *+American Management Systems, Inc.                          905,625
    10,400   *Bisys Group, Inc.                                          642,850
    31,100   *Bright Horizons Family Solutions                           663,791
    34,000  *+Brio Technology, Inc.                                      723,562
    10,800  *+Catalina Marketing Corp.                                 1,101,600
    21,300   *ChoicePoint, Inc.                                          947,850
    11,000   *Cobalt Group, Inc.                                          75,797
    12,100   *Cognizant Technology Solutions Cl. A                       401,191
     9,100   *Consolidated Graphics, Inc.                                 85,313
    32,000   *Diamond Technology Partners, Inc. Cl. A                  2,815,000
    14,400   *Digital River, Inc.                                        110,475
       900   *Echelon Corp.                                               52,341
    45,800   *eLoyalty Corp.                                             581,087
    17,000   *Exchange Applications, Inc.                                451,563
    33,200   *F.Y.I., Inc.                                             1,116,350
    47,600    FactSet Research Systems, Inc.                           1,344,700
    16,600    Fair Issac& Co., Inc.                                      730,400
    11,300    G&K Services, Inc. Cl. A                                   282,853
    28,600  *+Getty Images, Inc.                                       1,060,881
    10,900  *+GoTo.com, Inc.                                             167,247
    25,700  *+Heidrick & Struggles International, Inc.                 1,621,509
    58,000    Hooper Holmes, Inc.                                        464,000
    40,800   *infoUSA, Inc.                                              264,563
     6,900   *Interim Services, Inc.                                     122,475
    20,500   *kforce.com, Inc.                                           141,578
    16,300   *L90, Inc.                                                  169,622
     6,500  *+Lamar Advertising Co. Cl. A                                281,734
     7,400   *Loislaw.com, Inc.                                           61,975
    16,500  *+Media Metrix, Inc.                                         419,203
    30,250   *Meta Group                                                 591,766
    63,100   *Modis Professional Services, Inc.                          560,012
     5,500   *MyPoints.com                                               104,500
    36,200   *Nielson (A.C.) Corp.                                       796,400
    41,900   *Professional Staff PLC ADR                                 192,478
    25,000  *+Profit Recovery Group International, Inc.                  414,844
    21,250   *Quanta Services, Inc.                                    1,168,750
    23,100  *+RentWay, Inc.                                              674,231
     3,500   *S1 Corp.                                                    81,703
    49,113   *Tetra Tech, Inc.                                         1,124,995
    15,400  *+Trimeris, Inc.                                           1,077,519
    46,200  *+U.S. Interactive, Inc.                                     599,156
    58,000  *+Zomax Optical Media, Inc.                                  759,437
                                                                     -----------
                                                                      27,195,404
--------------------------------------------------------------------------------
Chemicals: 1.2%
    34,900    Cabot Corp.                                                951,025
    25,000    Cambrex Corp.                                            1,125,000
    51,100   *Catalytica, Inc.                                           560,503
    28,746   *NOVA Corp.                                                 803,091
    21,500    OM Group, Inc.                                             946,000
    12,400   *Sybron International Corp.                                 245,675
                                                                     -----------
                                                                       4,631,294
--------------------------------------------------------------------------------

                                     MSF-50

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                     VALUE
  SHARES                   ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Computer Equipment & Service: 7.8%
    41,800     *Actuate Corp.                                 $   2,229,769
    55,700     *Advanced Digital Information Corp.                  885,978
     4,288   * +Akamai Technologies, Inc.                           509,066
    32,100   * +Ancor Communications, Inc.                        1,148,578
    12,100   * +Ciber, Inc.                                         160,325
    22,100   * +Concord Communications, Inc.                        905,409
    10,900     *Concurrent Computer Corp.                           142,722
    45,700     *CyberSource Corp.                                   632,659
    23,200     *Dendrite International, Inc.                        773,575
    13,700     *Emulex Corporation                                  899,491
     3,600     *Extended Systems, Inc.                              345,825
     9,900   * +F5 Networks, Inc.                                   540,478
     6,600     *Global Imaging Systems, Inc.                         69,094
    14,600   * +GlobeSpan. Inc.                                   1,778,919
    15,400     *Go2Net, Inc.                                        774,331
    28,100     *LTX Corp.                                           982,622
     8,140     *MedQuist, Inc.                                      277,778
    31,400     *Mercury Computer Systems, Inc.                    1,016,575
    12,400   * +MIPS Technologies, Inc. Cl. A                       526,613
    24,400   * +MMC Networks, Inc.                                1,305,400
    32,600   * +MTI Technology Corp.                                261,819
    23,700      National Computer Systems, Inc.                   1,166,484
    19,700     *Netopia, Inc.                                       792,309
    13,700     *Network Peripherals, Inc.                           229,047
    16,770     *PSINet, Inc.                                        420,822
    27,250     *Radiant Systems, Inc.                               651,445
    16,700   * +Rhythms NetConnections, Inc.                        209,794
    24,000     *RSA Security, Inc.                                1,666,500
    71,700     *S3, Inc.                                          1,050,853
    23,800     *SanDisk Corp.                                     1,457,006
    10,100     *Titan Corp.                                         451,975
    44,950   * +USinternetworking, Inc.                             917,261
    25,400   * +Xceed, Inc.                                         230,981
    52,400   * +Xircom, Inc.                                      2,490,638
    27,130     *Zebra Technologies Corp. Cl. A                    1,197,111
                                                              -------------
                                                                 29,099,252
--------------------------------------------------------------------------------
Construction & Mining Equipment: 0.1%
    26,200     *Terex Corp.                                         370,075
--------------------------------------------------------------------------------
Construction Materials: 0.4%
    12,500      Carlisle Companies, Inc.                            562,500
     9,400     +Elcor Chemical Corp.                                216,200
    15,500     *Simpson Manufacturing, Inc.                         741,094
                                                              -------------
                                                                  1,519,794
--------------------------------------------------------------------------------
Consumer Products: 0.2%
    41,100   * +Rayovac Corp.                                       919,613
--------------------------------------------------------------------------------
Drugs & Health Care: 5.9%
    13,600   * +Andrx Corp.                                         869,125
    12,700   * +Cephalon, Inc.                                      772,319
    25,300      Dentsply International, Inc.                        778,766
    16,600     *Enzo Biochem, Inc.                                1,145,400
     8,700     *Express Scripts, Inc. Cl. A                         536,953
     6,500     *Forest Laboratories, Inc.                           656,500
     8,500     *Incyte Genomics, Inc.                               698,328
    18,750      Jones Pharma, Inc.                                  748,242
    36,519   * +King Pharmaceuticals, Inc.                        1,602,271
    18,900     *KV Pharmaceutical Co. Cl. A                         500,850
    32,200     *Lincare Holdings, Inc.                              791,919
    72,200      Mentor Corp.                                      1,960,681
    87,900      Omnicare, Inc.                                      796,594
    24,350     *Patterson Dental Co.                              1,239,567
    14,700     *Priority Healthcare Corp. Cl. B                   1,090,097
    21,500     *Province Healthcare Co.                             776,016
    53,100     *Renal Care Group, Inc.                            1,299,291
    30,062     *Shire Pharmaceuticals Group PLC ADR               1,561,345
    51,900     *Triangle Pharmaceuticals, Inc.                      476,831
    24,800     *Universal Health Services, Inc. Cl. B             1,624,400
    24,000   * +Vical, Inc.                                         460,500
    14,700   * +ViroPharma, Inc.                                    230,606
    12,700     *Watson Pharmaceuticals, Inc.                        682,625
    22,000     *Wesley Jessen VisionCare, Inc.                      827,062
                                                              -------------
                                                                 22,126,288
--------------------------------------------------------------------------------
Education: 0.8%
    31,300     *DeVry, Inc.                                         827,494
    37,400     *Learning Tree International, Inc.                 2,301,268
                                                              -------------
                                                                  3,128,762
--------------------------------------------------------------------------------
Electrical Equipment: 3.5%
    18,800   * +Advanced Energy Industries, Inc.                  1,108,025
    10,200     *American Power Conversion Corp.                     415,969
    10,800     *Anadigics, Inc.                                     368,212
    51,000     *Artesyn Technologies, Inc.                        1,421,625
    36,300      Cohu, Inc.                                          978,965
    18,800     *Mettler-Toledo International, Inc.                  752,000
    20,900   * +Optical Cable Corp.                                 625,694
    39,700     *Pericom Semiconductor Corp.                       2,720,691
    11,200     *Power-One, Inc.                                   1,275,750
     3,400     *Supertex, Inc.                                      170,956
    24,200      Technitrol, Inc.                                  2,344,375
    62,100      Watsco, Inc.                                        776,250
                                                              -------------
                                                                 12,958,512
--------------------------------------------------------------------------------
Electronics: 12.6%
    44,200     *Alpha Industries, Inc.                            1,948,944
    11,900   * +American Xtal Technology, Inc.                      514,303
    24,600     *Amphenol Corp. Cl. A                              1,628,212
    24,000     *Andrew Corp.                                        806,250
     6,311     *Applied Materials, Inc.                             572,132
    26,600     *Applied Science & Technology, Inc.                  684,119
    17,400     *Aspen Technology, Inc.                              672,075
    34,400     *Asyst Technologies, Inc.                          1,171,750
    47,700     *ATMI, Inc.                                        2,216,559
    18,500   * +Benchmark Electronics, Inc.                         676,406

                                     MSF-51

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                      VALUE
   SHARES                 ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Electronics: (Continued)
    33,225     *Burr-Brown Corp.                                   $  2,880,192
     7,400     *Checkpoint Systems, Inc.                                 55,500
    33,000     *Commscope, Inc.                                       1,353,000
    26,500      CTS Corp.                                             1,192,500
    32,600     *Cymer, Inc.                                           1,552,575
    28,700      Dallas Semiconductor Corp.                            1,169,525
    42,600     *Dionex Corp.                                          1,155,525
    10,700     *Electronics for Imaging, Inc.                           270,175
    17,300     *Exar Corp.                                            1,509,966
    18,400     *International Rectifier Corp.                         1,030,400
     3,500     *Jabil Circuit, Inc.                                     173,688
    45,600     *KEMET Corp.                                           1,142,850
    25,900     *Kopin Corp.                                           1,792,766
    32,000    *+Lattice Semiconductor Corp.                           2,213,000
     5,400     *Maxim Integrated Products, Inc.                         366,694
    49,800     *Micrel, Inc.                                          2,164,744
    16,200     *Microchip Technology, Inc.                              945,675
    26,000     *Novellus Systems, Inc.                                1,471,437
    22,300     *Plexus Corp.                                          2,520,597
    11,400     *PMC-Sierra, Inc.                                      2,025,281
     7,400     *QLogic Corp.                                            489,556
     5,400    *+Sanmina Holdings, Inc.                                  461,531
    31,100    *+Semtech Corp.                                         2,355,825
     3,600     *Spectra-Physics Lasers, Inc.                            250,313
     5,300     *Teradyne, Inc.                                          389,550
    29,400     *TranSwitch Corp.                                      2,270,231
    17,600     *TriQuint Semiconductor, Inc.                          1,683,550
    10,600     *Varian Semiconductor Equipment                          666,144
                Associates, Inc.
     4,400     *Vitesse Semiconductor Corp.                             323,812
                                                                   -------------
                                                                     46,767,352
--------------------------------------------------------------------------------
Entertainment & Leisure: 2.0%
    62,300    *+IMAX Corp.                                            1,413,431
    21,900      International Speedway Corp. Cl. A                      910,903
    33,000     *LodgeNet Entertainment Corp.                            804,375
    20,700     *Macrovision Corp.                                     1,322,860
    24,700     *Premier Parks, Inc.                                     561,925
    39,000     *SCP Pool Corp.                                          911,625
    46,100     *THQ, Inc.                                               557,522
    71,800     *Topps Company, Inc.                                     818,969
    30,500     *YouthStream Media Networks                              178,234
                                                                   -------------
                                                                      7,479,844
--------------------------------------------------------------------------------
Financial Services: 2.9%
    32,700     *Affiliated Managers Group, Inc.                       1,487,850
    43,700     *AmeriCredit Corp.                                       742,900
     3,237      Heller Financial, Inc. Cl. A                             66,358
    40,700     *Investment Technology Group, Inc.                     1,732,294
    33,000      Investors Financial Services Corp.                    1,310,719
    23,366      Legg Mason, Inc.                                      1,168,300
    24,150      Metris Cos., Inc.                                       606,769
    13,200      Nationwide Financial Services, Inc. Cl.A                433,950
    45,800    *+NCO Group, Inc.                                       1,060,556
    64,100      Waddell & Reed Financial, Inc. Cl. A                  2,103,281
                                                                   -------------
                                                                     10,712,977
--------------------------------------------------------------------------------
Food & Beverages: 0.5%
    37,800    *+Hain Celestial Group, Inc.                            1,387,969
    10,900    *+Smithfield Foods, Inc.                                  305,881
                                                                   -------------
                                                                      1,693,850
--------------------------------------------------------------------------------
Homebuilders: 0.1%
    21,900      Kaufman & Broad Home Corp.                              433,894
--------------------------------------------------------------------------------
Hospital Management: 0.4%
    18,500     *First Health Group Corp.                                610,500
    43,500    *+Lifepoint Hospitals, Inc.                               973,312
                                                                   -------------
                                                                      1,583,812
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 0.2%
    15,000      Ethan Allen Interiors, Inc.                             360,000
    14,700     *Furniture Brands International, Inc.                    222,338
                                                                   -------------
                                                                        582,338
--------------------------------------------------------------------------------
Industrial Components & Material: 0.7%
    35,000    *+Maverick Tube Corp.                                   1,017,187
    41,300      Pentair, Inc.                                         1,466,150
                                                                   -------------
                                                                      2,483,337
--------------------------------------------------------------------------------
Insurance: 1.2%
    24,400      Annuity & Life Re (Holdings) Ltd.                       590,937
     3,600      Brown & Brown, Inc.                                     187,200
     7,300     *Medical Assurance, Inc.                                  82,125
    21,400      PMI Group, Inc.                                       1,016,500
    17,700      Protective Life Corp.                                   471,263
    30,785      Radian Group, Inc.                                    1,593,124
    13,600      Stancorp Financial Group, Inc.                          436,900
                                                                   -------------
                                                                      4,378,049
--------------------------------------------------------------------------------
Lease Rental Obligations: 0.1%
    29,400     *Avis Rent A Car, Inc.                                   551,250
--------------------------------------------------------------------------------
Medical Equipment & Supply: 3.2%
    25,400    *+APA Optics, Inc.                                        363,537
    25,000     *Cognex Corp.                                          1,292,969
    58,400     *CONMED Corp.                                          1,503,800
    19,700     *CYTYC Corp.                                           1,050,872
    40,500      Datascope Corp.                                       1,458,000
    24,900     *ICU Medical, Inc.                                       664,519
    18,400    *+Inhale Therapeutic Systems                            1,867,025
     7,400    *+Molecular Devices Corp.                                 511,756
    19,800    *+PolyMedica Corp.                                        856,969
    51,700    *+ResMed, Inc.                                          1,382,975
    59,100     *Theragenics Corp.                                       506,044
     9,300     *ZOLL Medical Corp.                                      456,281
                                                                   -------------
                                                                     11,914,747
--------------------------------------------------------------------------------
Mining: 0.1%
     9,900     *Stillwater Mining Co.                                   275,963
--------------------------------------------------------------------------------

                                     MSF-52

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
   SHARES                 ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Newspapers: 0.1%
    21,300      Harte-Hanks Communications                         $    532,500
--------------------------------------------------------------------------------
Office & Business Equipment: 0.8%
     2,200     *Black Box Corp.                                         174,144
    28,625    *+Cybex Computer Products Corp.                         1,206,723
    20,575      Symbol Technologies, Inc.                             1,111,050
     9,100     *Tech Data Corp.                                         396,134
                                                                   -------------
                                                                      2,888,051
--------------------------------------------------------------------------------
Oil & Gas Exploration: 1.8%
    54,300     *Barrett Resources Corp.                               1,652,756
    55,100      Cabot Oil & Gas Corp. Cl. A                           1,167,431
    24,000      Noble Affiliates, Inc.                                  894,000
    45,900     *Patterson Energy, Inc.                                1,306,716
    66,900     *Tom Brown, Inc.                                       1,544,972
                                                                   -------------
                                                                      6,565,875
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.8%
     9,000     *BJ Services Co.                                         562,500
    21,800     *Cal Dive International, Inc.                          1,181,969
    65,000     *Marine Drilling Cos., Inc.                            1,820,000
    31,600     *Oceaneering International, Inc.                         600,400
     9,000     *Smith International, Inc.                               655,312
    42,200     *UTI Energy Corp.                                      1,693,275
                                                                   -------------
                                                                      6,513,456
--------------------------------------------------------------------------------
Photography: 0.2%
    33,700     *Pinnacle Systems, Inc.                                  763,516
--------------------------------------------------------------------------------
Plastics: 0.3%
    40,800      Spartech Corp.                                        1,101,600
--------------------------------------------------------------------------------
Pollution Control: 0.1%
    28,700   * +Casella Waste Systems, Inc. Cl. A                       307,628
--------------------------------------------------------------------------------
Printing & Publishing: 0.3%
    10,000     *Scholastic Corp.                                        610,625
    14,100     *Valassis Communications , Inc.                          537,563
                                                                   -------------
                                                                      1,148,188
--------------------------------------------------------------------------------
Real Estate: 0.3%
    12,953      Apartment Investment & Management Co. Cl. A             560,217
    32,900     *Catellus Development Corp.                              493,500
                                                                   -------------
                                                                      1,053,717
--------------------------------------------------------------------------------
Restaurant: 0.7%
     3,700      Applebee's International, Inc.                          112,272
    10,800     *BUCA, Inc.                                              168,750
    29,000     *CEC Entertainment, Inc.                                 743,125
    11,400    *+P.F. Chang's China Bistro, Inc.                         364,444
    18,300    *+Papa John's International, Inc.                         448,922
    10,500     *Rare Hospitality International, Inc.                    298,265
    19,800     *Sonic Corp.                                             582,244
                                                                   -------------
                                                                      2,718,022
--------------------------------------------------------------------------------
Retail Grocery: 0.0%
    11,350    *+Wild Oats Markets, Inc.                                 141,875
--------------------------------------------------------------------------------
Retail Trade: 3.8%
    18,800    *+AnnTaylor Stores Corp.                                  622,750
     3,600    *+CDW Computer Centers, Inc.                              225,113
    24,150     *Cost Plus, Inc.                                         695,067
    21,150     *Dollar Tree Stores, Inc.                                836,086
    30,700    *+Duane Reade, Inc.                                       790,525
    22,700      Family Dollar Stores, Inc.                              444,069
    55,500     *Fossil, Inc.                                          1,051,031
     8,224     *Insight Enterprises, Inc.                               488,043
    28,900     *Linens 'n Things, Inc.                                  783,912
    69,350     *Men's Wearhouse, Inc.                                 1,545,205
    24,300     *MSC Industrial Direct, Inc. Cl. A                       508,781
    30,200     *Neiman-Marcus Group, Inc. Cl. A                         911,662
    36,225    *+Pacific Sunwear of California, Inc.                     680,351
    42,000      Ross Stores, Inc.                                       715,312
    26,000    *+Tweeter Home Entertainment Group, Inc                   781,625
    28,200     *Vans, Inc.                                              410,663
    65,600     *Whitehall Jewellers, Inc.                             1,221,800
    28,100    *+Williams Sonoma, Inc.                                   911,494
    17,600     *Zale Corp.                                              642,400
                                                                   -------------
                                                                     14,265,889
--------------------------------------------------------------------------------
Software: 9.2%
    21,000     *Advent Software, Inc.                                 1,360,406
    41,900     *Allaire Corp.                                         1,538,516
    36,600     *BackWeb Technologies Ltd.                               838,369
    39,400     *Com21, Inc.                                             983,769
     5,500     *Electronic Arts, Inc.                                   401,328
    18,200     *FirePond, Inc.                                          655,769
    24,900      Henry (Jack) & Associates, Inc.                       1,249,669
    37,975     *Hyperion Solutions Corp.                              1,233,001
    10,550     *Informix Corp.                                           78,795
    20,500     *ISS Group, Inc.                                       2,023,734
    47,400     *Keane, Inc.                                           1,025,025
    20,000     *Liberate Technologies                                   586,875
    21,000     *Macromedia, Inc.                                      2,029,781
    20,900     *Manugistics Group, Inc.                                 977,728
    16,600     *Mercator Software, Inc.                               1,140,731
    27,600     *Mercury Interactive Corp.                             2,671,162
    14,400     *Micromuse, Inc.                                       2,382,750
    23,874     *National Instruments Corp.                            1,042,995
     7,400     *Netegrity, Inc.                                         557,544
    14,082    *+NetIQ Corp.                                             839,639
    17,400     *Pegasus Systems, Inc.                                   188,681
    37,925     *Peregrine Systems, Inc.                               1,320,264
    12,100    *+Pixar Animation Studios                                 426,903
     7,300     *Primus Knowledge Solutions, Inc.                        330,553
     7,200    *+Red Hat, Inc.                                           195,075
    44,500     *Remedy Corp.                                          2,482,266
     7,200     *SeaChange International, Inc.                           208,350
    14,700     *SERENA Software, Inc.                                   667,013
     5,100     *Software.com, Inc.                                      662,363
    48,400     *Sybase, Inc.                                          1,114,713

                                     MSF-53

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
   SHARES                 ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: (Continued)
    10,900     *Symantec Corp.                                     $    588,259
    27,900     *Verity, Inc.                                          1,060,200
    33,600     *WebTrends Corp.                                       1,294,650
     3,700     *Wind River Systems, Inc.                                140,253
                                                                   -------------
                                                                     34,297,129
--------------------------------------------------------------------------------
Technology: 1.7%
     3,700     *Applied Micro Circuits Corp.                            365,375
    14,100     *Cree, Inc.                                            1,884,994
    14,900     *Mechanical Technology, Inc.                             223,034
    17,800     *Optimal Robotics Corp. Cl A                             681,963
     4,100     *SBS Technologies, Inc.                                  151,059
    16,050     *Three-Five Systems, Inc.                                946,950
    48,100     *Varian, Inc.                                          2,217,109
                                                                   -------------
                                                                      6,470,484
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 11.5%
    19,500     *Adaptive Broadband Corp.                                714,187
    20,500     *Advanced Fibre Communications, Inc.                     928,266
    10,500    *+American Tower Corp. Cl. A                              437,719
    18,150     *Anaren Microwave, Inc.                                2,379,919
     9,500    *+AudioCodes Ltd.                                       1,147,719
    32,800     *AVT Corp.                                               240,875
    29,400     *C-COR.Net Corp.                                         792,881
    32,100     *Caprock Communications Corp.                            633,975
    14,400    *+Carrier Access Corp.                                    761,850
     9,200     *Comverse Technology, Inc.                               855,887
    20,300    *+Crown Castle International Corp.                        740,316
    33,125     *Dycom Industries, Inc.                                1,523,750
    10,900    *+Gilat Satellite Networks Ltd.                           756,528
    61,331    *+Harmonic Inc.                                         1,523,692
    34,000    *+ICG Communications, Inc.                                753,312
     5,300     *iGate Capital Corp.                                      73,041
    44,800      Inter-Tel, Inc.                                         718,200
    33,600    *+Intermedia Communications, Inc.                         997,500
    83,200     *InterVoice, Inc.                                        548,600
    10,200     *JDS Uniphase Corp.                                    1,222,406
    32,500     *L-3 Communications Holdings Corp.                     1,854,531
    20,600    *+MGC Communications, Inc.                              1,235,356
    15,200     *Millicom International Cellular SA                      531,525
    16,500      National Data Corp.                                     379,500
    17,100     *Natural Microsystems Corp.                            1,923,216
    16,350     *Networks Associates, Inc.                               333,642
    11,000      Nortel Networks Corp.                                   750,750
    42,500     *NorthEast Optic Network, Inc.                         2,632,344
     9,900     *Osicom Technologies, Inc.                               837,478
    26,200     *Pinnacle Holdings, Inc.                               1,404,975
    20,400     *Plantronics, Inc.                                     2,356,200
    29,700     *Polycom, Inc.                                         2,793,656
    48,900     *Powerwave Technologies, Inc.                          2,151,600
    44,000     *Price Communications Corp.                            1,036,750
    20,600     *Primus Telecommunications Group, Inc.                   513,713
    24,300     *Proxim, Inc.                                          2,410,256
    44,700     *Spectrian Corp.                                         750,122
     7,300     *Vari-L Company, Inc.                                     85,091
    10,900     *ViaSat, Inc.                                            588,600
    11,000     *Western Wireless Corp. Cl. A                            599,156
                                                                   -------------
                                                                     42,919,084
--------------------------------------------------------------------------------
Textiles & Apparel: 1.3%
    38,100    *+Kenneth Cole Productions, Inc. Cl. A                  1,524,000
    30,700     *Mohawk Industries, Inc.                                 667,725
    77,850     *Quiksilver, Inc.                                      1,211,541
    14,700      Talbots, Inc.                                           807,581
     7,200     *Timberland Co. Cl. A                                    509,850
                                                                   -------------
                                                                      4,720,697
--------------------------------------------------------------------------------
Toys & Amusements: 0.2%
    61,600    *+Jakks Pacific, Inc.                                     906,675
--------------------------------------------------------------------------------
Transportation: 0.4%
    48,100    *+EGL, Inc.                                             1,476,069
--------------------------------------------------------------------------------
Transportation-Airlines: 0.2%
     2,400     *Alaska Air Group, Inc.                                   65,100
    67,900     *Mesaba Holdings, Inc.                                   640,806
     5,500      SkyWest, Inc.                                           203,844
                                                                   -------------
                                                                        909,750
--------------------------------------------------------------------------------
Transportation-Railroad: 0.2%
    46,725     *Swift Transportation Co., Inc.                          655,610
--------------------------------------------------------------------------------
Transportation-Trucking: 1.1%
    34,400      C.H.Robinson Worldwide, Inc.                          1,701,725
    43,500     *Forward Air Corp.                                     1,731,844
    23,300      U.S. Freightways Corp.                                  571,578
                                                                   -------------
                                                                      4,005,147
--------------------------------------------------------------------------------
Utilities-Electric: 0.3%
    14,800     *Calpine Corp.                                           973,100
--------------------------------------------------------------------------------
Utilities-Telephone: 0.4%
    11,500     *AT&T Canada, Inc. Cl. B                                 380,938
    57,800    *+ITC Deltacom, Inc.                                    1,287,856
                                                                   -------------
                                                                      1,668,794
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost: $301,714,788)                                358,329,778
                                                                   -------------
--------------------------------------------------------------------------------

                                     MSF-54

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                      VALUE
   SHARES                 ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES:  3.9%
--------------------------------------------------------------------------------
14,490,175   T. Rowe Price Reserve Investment Fund                 $ 14,490,175
                                                                   -------------
             TOTAL REGULATED INVESTMENT
             COMPANIES
             (Cost : $14,490,175)                                    14,490,175
                                                                   -------------
             TOTAL INVESTMENTS : 100.2%
             (Cost: $316,204,963)                                   372,819,953
             OTHER ASSETS LESS LIABILITIES : (0.2)%                    (809,600)
                                                                   -------------
             TOTAL NET ASSETS : 100.0%                             $372,010,353
                                                                   =============
--------------------------------------------------------------------------------
LEGEND:

* Non-income producing security.
+ Securities on loan.
ADR (American Depository Receipt) represents ownership of foreign securities


SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was $30,566,788 with collateral backing valued at $31,301,872.

See Notes to Financial Statements.

                                     MSF-55

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO               JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------

ASSETS:

   Investments, at value (Note 1A) (1) .......................... $ 372,819,953
   Cash .........................................................           278
   Foreign currencies held at value (2) .........................            --
   Receivable for investment securities sold ....................     3,171,187
   Receivable for fund shares sold ..............................     1,086,038
   Receivable for dividends and interest ........................        90,293
   Daily variation on futures contracts (Note 11) ...............            --
   Unrealized appreciation on forward contracts (Note 10) .......            --
   Collateral for securities loaned (Note 7) ....................    31,301,872
   Other assets .................................................            --
                                                                  -------------
      Total Assets ..............................................   408,469,621
                                                                  -------------

LIABILITIES:

   Payable for investment securities purchased ..................     4,987,798
   Payable for capital stock repurchased ........................            --
   Unrealized depreciation on forward contracts (Note 10) .......            --
   Return of collateral for securities loaned (Note 7) ..........    31,301,872
   Bank overdraft ...............................................            --
   Accrued investment management fee (Note 3)  ..................       148,450
   Accrued expenses and other liabilities .......................        21,148
                                                                  -------------
      Total Liabilities .........................................    36,459,268
                                                                  -------------

NET ASSETS: ..................................................... $ 372,010,353
                                                                  =============
COMPOSITION OF NET ASSETS:

   Paid-in-capital ..............................................   284,748,433
   Undistributed (overdistributed) net investment income (loss) .      (268,953)
   Net unrealized appreciation (depreciation)  ..................    56,614,990
   Accumulated net realized gain (loss)  ........................    30,915,883
                                                                  -------------
      Net Assets ................................................ $ 372,010,353
                                                                  =============
      Shares Outstanding ........................................    22,247,105
                                                                  =============
      Net Asset Value Per Share ................................. $       16.72
                                                                  =============
--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ........................................ $ 316,204,963
(2) Cost of foreign currency ....................................            --

----------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------

INVESTMENT INCOME:

   Interest (Note 1B) (1) ....................................... $     473,685
   Dividends (Note 1B)  .........................................       194,206
                                                                  -------------
   Total Investment Income, Net of Withholding Taxes (2) ........       667,891
                                                                  -------------

EXPENSES:

   Investment management fee (Note 3A)  .........................       827,534
   Printing and distribution fees ...............................        20,847
   Custodian and transfer agent fees ............................        73,555
   Audit and tax service fees ...................................         6,610
   Directors fees ...............................................         3,864
   Insurance fees ...............................................         1,854
   Other operating expenses .....................................         2,579
                                                                  -------------
   Total expenses before reimbursement/reduction ................       936,843
   Less: expense reimbursement ..................................            --
      expense reduction (Note 1H)  ..............................            --
                                                                  -------------
   Net expenses .................................................       936,843
                                                                  -------------
   Net Investment Income (Loss) .................................      (268,952)
                                                                  -------------

NET REALIZED GAIN (LOSS) ON:

   Investments ..................................................    32,269,126
   Foreign currency transactions ................................            --
   Futures contracts ............................................       586,485
                                                                  -------------
      Net Realized Gain (Loss) ..................................    32,855,611
                                                                  -------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

   Beginning of period investments, foreign currency holdings
      and futures contracts (Notes 8,10,11) .....................    71,426,443
   End of period investments, foreign currency holdings and
      futures contracts (Notes 8,10,11)  ........................    56,614,990
                                                                  -------------
   Net Unrealized Appreciation (Depreciation) ...................   (14,811,453)
                                                                  -------------
   Net Increase (Decrease) in Net Assets Resulting From
   Operations ................................................... $  17,775,206
                                                                  =============

Notes:
(1) Income on securities loaned .................................. $     62,387
(2) Withholding taxes ...........................................            40

See Notes to Financial Statements

                                     MSF-56

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO                           JUNE 30, 2000
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                                                       SIX MONTHS
                                                                                                         ENDED          YEAR ENDED
                                                                                                     JUNE 30, 2000     DECEMBER 31,
                                                                                                      (UNAUDITED)          1999
                                                                                                     -------------     ------------
Increase (Decrease) in Net Assets From:
OPERATIONS:
   Net investment income (loss) ..................................................................   $    (268,952)   $    (535,499)

   Net realized gain (loss) from investments, foreign currency holdings and
      futures contracts ..........................................................................      32,855,611       15,154,764
   Unrealized appreciation (depreciation) of investments, foreign currency holdings and
      futures contracts ..........................................................................     (14,811,453)      43,948,146
                                                                                                     -------------    -------------
   Net increase (decrease) in net assets resulting from operations ...............................      17,775,206       58,567,411
                                                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................................................................              --               --
   Net realized gain from investment transactions ................................................              --               --
                                                                                                     -------------    -------------
   Total Distributions (Note 4) ..................................................................              --               --
                                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares ..............................................................     135,929,102      106,449,937
   Net asset value of shares issued to shareholders in reinvestment of distributions .............              --               --
   Shares redeemed ...............................................................................     (51,211,597)     (84,631,672)
                                                                                                     -------------    -------------
   Net Capital Stock Transactions (Note 9) .......................................................      84,717,505       21,818,265
                                                                                                     -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................................     102,492,711       80,385,676
   NET ASSETS: Beginning of period ...............................................................     269,517,642      189,131,966
                                                                                                     -------------    -------------
   NET ASSETS: End of period .....................................................................   $ 372,010,353    $ 269,517,642
                                                                                                     =============    =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)

                                                                               SIX MONTHS
                                                                                 ENDED             YEAR ENDED DECEMBER 31,
                                                                             JUNE 30, 2000  -----------------------------------
                                                                              (UNAUDITED)      1999         1998       1997(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ....................................      $  15.73     $  12.29     $  11.88     $  10.00
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income ................................................         (0.01)       (0.03)          --           --
   Net realized and unrealized gain (loss) ..............................          1.00         3.47         0.41         1.88
                                                                               --------     --------     --------     --------
   Total From Investment Operations .....................................          0.99         3.44         0.41         1.88
                                                                               --------     --------     --------     --------
Less Distributions:
   Dividends from net investment income .................................            --           --           --           --(4)
   Distributions from net realized capital gains ........................            --           --           --           --
                                                                               --------     --------     --------     --------
   Total Distributions ..................................................            --           --           --           --
                                                                               --------     --------     --------     --------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..........................................      $  16.72     $  15.73     $  12.29     $  11.88
-------------------------------------------------------------------------------------------------------------------------------
   Total Return .........................................................          6.29%       27.99%        3.45%       18.81%
Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ..................................      $372,010     $269,518     $189,132     $ 94,020
   Net expenses to average net assets (note 3) (1) ......................          0.58%        0.61%        0.67%        0.67%
   Operating expenses to average net assets before voluntary
      expense reimbursements (note 3) (1) ...............................            NA           NA           NA         0.86%
   Net investment income to average net assets (1) ......................         (0.17)%      (0.27)%      (0.02)%       0.01%
   Net investment income to average net assets before voluntary
      expense reimbursements (note 3) (1) ...............................            NA           NA           NA        (0.19)%
   Portfolio Turnover (2) ...............................................         74.27%       67.99%       37.93%       13.45%

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $197,685,377 and $115,609,083 , respectively.
(3) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.
(4)  Less than $.005 per share.

See Notes to Financial Statements.

                                    MSF-57

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                      VALUE
SHARES                    ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 90.5%
--------------------------------------------------------------------------------
Australia: 3.3%
   158,400     Broken Hill Proprietary Co.                        $ 1,870,939
   488,600     WMC Ltd.                                             2,183,665
   360,000     Woodside Petroleum Ltd.                              2,798,874
                                                                  -----------
               Total Investments in Australia                       6,853,478
--------------------------------------------------------------------------------
Brazil: 1.3%
    36,700    +Aracruz Celulose SA ADR                                708,769
    67,700     Companhia Vale do Rio Doce ADR                       1,906,459
                                                                  -----------
               Total Investments in Brazil                          2,615,228
--------------------------------------------------------------------------------
Canada: 3.9%
   128,800    +Barrick Gold Corp.                                   2,342,550
    20,144     BCE, Inc.                                              477,739
    37,400     Canadian National Railway Co.                        1,089,148
    65,000     Manulife Financial Corp.                             1,146,284
    31,564     Nortel Networks Corp.                                2,190,286
    32,800     Teleglobe, Inc.                                        693,676
                                                                  -----------
               Total Investments in Canada                          7,939,683
--------------------------------------------------------------------------------
France: 4.9%
    46,555    +Aventis SA                                           3,337,900
    11,885     Canal+                                               1,997,004
   870,438    *Eurotunnel SA                                          789,457
    24,801     STMicroelectronics NV                                1,562,717
    12,743     Suez Lyonnaise Des Eaux SA                           2,232,415
                                                                  -----------
               Total Investments in France                          9,919,493
--------------------------------------------------------------------------------
Germany: 5.0%
     2,443    +Allianz Holdings AG (registered shares)                877,657
    58,046    +BASF AG                                              2,333,036
    50,618     Bayer AG                                             1,975,527
     5,834     Muenchener Rueckversicherungs AG (registered
               shares)                                              1,832,439
    21,673     Siemens AG (registered shares)                       3,269,213
                                                                  -----------
               Total Investments in Germany                        10,287,872
--------------------------------------------------------------------------------
Hong Kong: 0.0%
       625    *New World China Land Ltd.                                  184
                                                                  -----------
               Total Investments in Hong Kong                             184
--------------------------------------------------------------------------------
Japan: 21.2%
   183,000     Asahi Chemical Industry Co., Ltd.                    1,293,530
    98,000    +Chugai Pharmaceutical Co., Ltd.                      1,851,845
   171,000   *+Daiei, Inc.                                            641,421
   208,000     Daiwa Securities Co., Ltd.                           2,744,451
       155    +DDI Corp.                                            1,490,033
       239     East Japan Railway Co.                               1,387,531
    56,000     Fujitsu Ltd.                                         1,936,949
    45,000     Matsushita Electric Industrial Co., Ltd.             1,166,298
   172,000     Mitsubishi Estate Co., Ltd.                          2,023,053
    63,000     Mitsui & Co., Ltd.                                     480,939
   183,000     Mitsui Fudosan Co., Ltd.                             1,983,413
   113,000     NEC Corp.                                            3,546,393
     7,000     Nichii Gakkan Co.                                      306,772
    46,000     Nikko Securities Co., Ltd.                             455,209
       116     Nippon Telegraph & Telephone Corp.                   1,541,492
    61,000     Nomura Securities Co., Ltd.                          1,491,871
        59     NTT Mobile Communications Network, Inc.              1,595,872
   325,000     Sakura Bank Ltd.                                     2,245,182
   147,000     Sharp Corp.                                          2,597,663
    19,600    +Sony Corp.                                           1,828,755
    13,000     TDK Corp.                                            1,867,207
   426,000     Teijin Ltd.                                          2,075,699
   309,000     Toshiba Corp.                                        3,485,915
    59,000     Yamanouchi Pharmaceuticals Ltd.                      3,219,547
                                                                  -----------
               Total Investments in Japan                          43,257,040
--------------------------------------------------------------------------------
South Africa: 1.2%
    54,800    +Anglo American Platinum Corp., Ltd. ADR              1,579,391
    22,300     Impala Platinum Holdings Ltd. ADR                      829,535
                                                                  -----------
               Total Investments in South Africa                    2,408,926
--------------------------------------------------------------------------------
South Korea: 0.8%
    55,820     Korea Electric Power Corp.                           1,732,133
                                                                  -----------
               Total Investments in South Korea                     1,732,133
--------------------------------------------------------------------------------
Switzerland: 3.2%
       118    *Givaudan AG                                             35,914
     1,313     Nestle SA (registered shares)                        2,627,932
       769     Novartis AG (registered shares)                      1,218,106
       118     Roche Holdings AG                                    1,148,679
     4,096    +Swisscom AG (registered shares)                      1,418,648
                                                                  -----------
               Total Investments in Switzerland                     6,449,279
--------------------------------------------------------------------------------
United Kingdom: 16.1%
   160,908     BOC Group PLC                                        2,312,964
   109,721     Cable & Wireless PLC                                 1,857,751
   258,704     Carlton Communications PLC                           3,327,282
   119,433     Enterprise Oil PLC                                     995,734
   283,767     Great University Stores PLC                          1,824,813
   254,722     National Grid Group PLC                              2,008,037
   366,970     National Power PLC                                   2,337,654
    86,399     Prudential Corp. PLC                                 1,265,469
   103,772     Railtrack Group PLC                                  1,611,783
   151,833     Reuters Group PLC                                    2,589,152
   175,544     Rio Tinto-Zinc PLC (registered shares)               2,868,648
   304,190     Royal & Sun Alliance Insurance Group PLC             1,974,557
   274,770     Scottish Power PLC                                   2,328,225
   295,745     Shell Transport & Trading PLC (registered shares)    2,467,917
   165,535     SmithKline Beecham PLC                               2,166,574
   218,915     Vodafone Airtouch PLC                                  884,411
                                                                  -----------
               Total Investments in United Kingdom                 32,820,971
--------------------------------------------------------------------------------
United States: 29.6%
    62,200     Air Products & Chemicals, Inc.                       1,916,537
    29,400     Amerada Hess Corp.                                   1,815,450
    23,400    *America Online, Inc.                                 1,234,350
    40,000     American Home Products Corp.                         2,350,000

                                     MSF-58

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                      VALUE
SHARES                  ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
United States: (Continued)
    45,500    +Anadarko Petroleum Corp.                          $  2,243,719
    39,763     AT&T Corp.                                           1,257,505
   129,152    *AT&T Corp. Cl. A                                     3,131,936
    54,300     Burlington Resources, Inc.                           2,076,975
    23,500     Chubb Corp.                                          1,445,250
    28,700     Cinergy Corp.                                          730,056
    10,200    *Cisco Systems, Inc.                                    648,338
    96,300     Conoco, Inc. Cl. A                                   2,118,600
     5,200    *Electronic Arts, Inc.                                  379,275
    43,200     Electronic Data Systems Corp.                        1,782,000
    16,400    *EMC Corp.                                            1,261,775
    49,000     Enron Corp.                                          3,160,500
    41,900     Equity Residential Properties Trust                  1,927,400
    25,900     Exxon Mobil Corp.                                    2,033,150
    21,500     International Business Machines Corp.                2,355,594
    15,700    *Intuit, Inc.                                           649,588
    40,600    +Lockheed Martin Corp.                                1,007,387
    28,500     *Microsoft Corp.                                     2,280,000
    79,100     Newmont Mining Corp.                                 1,710,537
    28,600    *Nextel Communications, Inc. Cl. A                    1,749,962
    33,300     Northrop Grumman Corp.                               2,206,125
    15,200    *Oracle Corp.                                         1,277,750
    77,700    *Parametric Technology Corp.                            854,700
    55,400     PECO Energy Corp.                                    2,233,312
    32,500     Phillips Petroleum Co.                               1,647,344
    25,700    *Sabre Group Holdings, Inc. Cl. A                       732,450
    36,100     SAFECO Corp.                                           718,616
    22,700     St. Paul Cos., Inc.                                    774,638
    84,050    *Stillwater Mining Co.                                2,342,894
     7,500    *Sun Microsystems, Inc.                                 682,031
    33,400     Unocal Corp.                                         1,106,375
    73,800     UNUMProvident Corp.                                  1,480,612
   114,600     USEC, Inc.                                             530,025
    65,500     USX US Steel Group                                   1,215,844
    36,400     Williams Cos., Inc.                                  1,517,425
                                                                  -----------
               Total Investments in United States                  60,586,025
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $164,168,598)                               184,870,312
                                                                  -----------
--------------------------------------------------------------------------------
 FACE                                   INTEREST    MATURITY        VALUE
AMOUNT                 ISSUE              RATE        DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS:  4.2%
--------------------------------------------------------------------------------
$8,800,000     German Government          9.000%    10/20/00     $  8,505,121
--------------------------------------------------------------------------------
               TOTAL FOREIGN OBLIGATIONS
               (Cost: $8,436,295)                                   8,505,121
                                                                  -----------
--------------------------------------------------------------------------------
PARTICIPATING LOAN NOTES:  0.2%
--------------------------------------------------------------------------------
       300     Eurotunnel Finance         1.000%     4/30/40          363,741
--------------------------------------------------------------------------------
               TOTAL PARTICIPATING LOAN NOTES
               (Cost: $404,436)                                       363,741
                                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:  4.4%
--------------------------------------------------------------------------------
$9,112,000     State Street Repurchase
               Agreement (U.S. Treasury
               Notes collateralized dated
               06/30/00 due 2/15/05 @
               7.500% with a market
               value of $9,298,750)       6.480%     7/03/00     $  9,112,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $9,112,000)                                   9,112,000
                                                                 ------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 99.3%
               (Cost: $182,121,329)                               202,851,174
               OTHER ASSETS LESS LIABILITIES: 0.7%                  1,495,463
                                                                 ------------
               TOTAL NET ASSETS: 100.0%                          $204,346,637
                                                                 ============
--------------------------------------------------------------------------------
LEGEND:

+ Securities on loan.
* Non-income producing security.

ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was $8,440,398 with collateral backing valued at $8,859,800.

See Notes to Financial Statements.

                                     MSF-59

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO                        JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
As a Percentage of Total Value of Investments

Aerospace & Defense: .....................................     1.7%
Banking: .................................................     1.2%
Broadcasting: ............................................     2.7%
Building & Construction: .................................     1.0%
Business Services: .......................................     1.3%
Chemicals: ...............................................     7.6%
Computer Equipment & Service: ............................     2.0%
Corporate: ...............................................     0.2%
Cosmetics: ...............................................     0.0%
Drugs & Health Care: .....................................     6.2%
Electrical Equipment: ....................................     3.5%
Electronics: .............................................     5.9%
Financial Services: ......................................     3.0%
Food & Beverages: ........................................     1.4%
Foreign Obligations: .....................................     4.4%
Forest Products & Paper: .................................     0.4%
Healthcare Services: .....................................     0.2%
Household Appliances & Home Furnishings: .................     0.6%
Insurance: ...............................................     5.3%
Metals-Gold: .............................................     2.5%
Metals-Non-Ferrous: ......................................     2.2%
Metals-Steel & Iron: .....................................     4.1%
Mining: ..................................................     1.2%
Multi-Industry: ..........................................     1.4%
Office & Business Equipment: .............................     2.2%
Oil & Gas Exploration: ...................................     1.7%
Oil-Domestic: ............................................     3.4%
Oil-Equipment & Services: ................................     1.4%
Oil-International: .......................................     2.3%
Real Estate: .............................................     2.0%
Retail Trade: ............................................     1.3%
Software: ................................................     3.7%
Telecommunications Equipment & Services: .................     7.0%
Textiles & Apparel: ......................................     1.1%
Transportation-Airlines: .................................     0.4%
Transportation-Railroad: .................................     2.5%
Utilities-Electric: ......................................     5.9%
Utilities-Gas & Pipelines: ...............................     2.7%
Utilities-Telephone: .....................................     2.4%
                                                             -----
                                                             100.0%
                                                             =====
Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-60

Metropolitan Series Fund, Inc.

SCUDDER GLOBAL EQUITY PORTFOLIO                        JUNE 30, 2000 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
   Investments, at value (Note 1A) (1) ..................................... $ 202,851,174
   Cash ....................................................................            39
   Foreign currencies held at value (2) ....................................       368,984
   Receivable for investment securities sold ...............................       287,055
   Receivable for fund shares sold .........................................       518,651
   Receivable for dividends and interest ...................................       717,440
   Daily variation on futures contracts (Note 11) ..........................            --
   Unrealized appreciation on forward contracts (Note 10) ..................            --
   Collateral for securities loaned (Note 7) ...............................     8,859,800
   Other assets ............................................................        79,371
                                                                             -------------
      Total Assets .........................................................   213,682,514
                                                                             =============

LIABILITIES:

   Payable for investment securities purchased .............................            --
   Payable for capital stock repurchased ...................................            23
   Unrealized depreciation on forward contracts (Note 10) ..................       340,659
   Return of collateral for securities loaned (Note 7) .....................     8,859,800
   Bank overdraft ..........................................................            --
   Accrued investment management fee (Note 3)  .............................       101,144
   Accrued expenses and other liabilities ..................................        34,251
                                                                             -------------
      Total Liabilities ....................................................     9,335,877
                                                                             -------------

NET ASSETS:  ............................................................... $ 204,346,637
                                                                             =============

COMPOSITION OF NET ASSETS:

   Paid-in-capital .........................................................   168,242,953
   Undistributed (overdistributed) net investment income (loss)  ...........     2,389,404
   Net unrealized appreciation (depreciation)  .............................    20,395,232
   Accumulated net realized gain (loss)  ...................................    13,319,048
                                                                             -------------
      Net Assets ........................................................... $ 204,346,637
                                                                             =============
      Shares Outstanding ...................................................    13,923,742
                                                                             -------------
      Net Asset Value Per Share ............................................ $       14.68
                                                                             =============

Notes:
(1) Investments, at cost ................................................... $ 182,121,329
(2) Cost of foreign currency ...............................................       370,489


STATEMENT OF OPERATIONS
INVESTMENT INCOME:

   Interest (Note 1B) (1) .................................................. $     797,650
   Dividends (Note 1B)  ....................................................     1,495,808
                                                                             -------------
   Total Investment Income, Net of Withholding Taxes (2) ...................     2,293,458
                                                                             -------------

EXPENSES:

   Investment management fee (Note 3A)  ....................................       582,032
   Printing and distribution fees ..........................................        13,343
   Custodian and transfer agent fees .......................................       122,949
   Audit and tax service fees ..............................................         6,598
   Directors fees ..........................................................         3,864
   Insurance fees ..........................................................         1,854
   Other operating expenses ................................................         2,363
                                                                             -------------
   Total expenses before reimbursement / reduction .........................       733,003
   Less: expense reimbursement .............................................            --
         expense reduction (Note 1H)  ......................................            --
                                                                             -------------
   Net expenses ............................................................       733,003
                                                                             -------------
      Net Investment Income (Loss) .........................................     1,560,455
                                                                             -------------

NET REALIZED GAIN (LOSS) ON:

   Investments .............................................................    14,811,099
   Foreign currency transactions ...........................................    (1,266,446)
   Futures contracts .......................................................            --
                                                                             -------------
      Net Realized Gain (Loss) .............................................    13,544,653
                                                                             -------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

   Beginning of period investments, foreign currency holdings and
    futures contracts (Notes 8,10,11) ......................................    38,073,991
   End of period investments, foreign currency holdings and futures
    contracts (Notes 8,10,11)  .............................................    20,395,232
                                                                             -------------
      Net Unrealized Appreciation (Depreciation) ...........................   (17,678,759)
                                                                             -------------
      Net Increase (Decrease) in Net Assets Resulting From
       Operations .......................................................... $  (2,573,651)
                                                                             =============

Notes:
(1) Income on securites loaned ............................................. $      24,130
(2) Withholding taxes ......................................................       126,577

See Notes to Financial Statements

                                    MSF-61

Metropolitan Series Fund, Inc.

SCUDDER GLOBAL EQUITY PORTFOLIO                                    JUNE 30, 2000

STATEMENT OF CHANGES IN NET ASSETS                                                                   SIX MONTHS
                                                                                                        ENDED         YEAR ENDED
                                                                                                    JUNE 30, 2000    DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                              (UNAUDITED)        1999
                                                                                                   --------------   --------------
OPERATIONS:
   Net investment income (loss) ................................................................   $   1,560,455    $   1,632,668
   Net realized gain (loss) from investments, foreign currency holdings and futures contracts ..      13,544,653        3,813,779
   Unrealized appreciation (depreciation) of investments, foreign currency holdings
      and futures contracts ....................................................................     (17,678,759)      27,185,434
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from operations .............................      (2,573,651)      32,631,881
                                                                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................................................................              --         (790,942)
   Net realized gain from investment transactions ..............................................              --       (5,024,803)
                                                                                                   --------------   --------------
   Total Distributions (Note 4) ................................................................              --       (5,815,745)
                                                                                                   --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares ............................................................      46,344,319       53,572,766
   Net asset value of shares issued to shareholders in reinvestment of distributions ...........              --        5,815,745
   Shares redeemed .............................................................................     (11,138,452)     (28,205,223)
                                                                                                   --------------   --------------
   Net Capital Stock Transactions (Note 9) .....................................................      35,205,867       31,183,288
                                                                                                   --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS .......................................................      32,632,216       57,999,424
   NET ASSETS: Beginning of period .............................................................     171,714,421      113,714,997
                                                                                                   --------------   --------------
   NET ASSETS: End of period ...................................................................   $ 204,346,637    $ 171,714,421
                                                                                                   ==============   ==============

FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE                                                SIX MONTHS          YEAR ENDED DECEMBER 31,
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                                   ENDED      ------------------------------------
                                                                              JUNE 30, 2000
                                                                               (UNAUDITED)       1999         1998      1997(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........................................   $  14.91     $  12.38     $  10.85     $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income ....................................................       0.10         0.14         0.16        0.10
   Net realized and unrealized gain (loss) ..................................      (0.33)        2.93         1.57        0.86
                                                                                ---------    ---------    ---------    ---------
   Total From Investment Operations .........................................      (0.23)        3.07         1.73        0.96
                                                                                ---------    ---------    ---------    ---------
Less Distributions:
   Dividends from net investment income .....................................         --        (0.07)       (0.16)      (0.10)
   Distributions from net realized capital gains ............................         --        (0.47)       (0.04)      (0.01)
                                                                                ---------    ---------    ---------    ---------
   Total Distributions ......................................................         --        (0.54)       (0.20)      (0.11)
                                                                                ---------    ---------    ---------    ---------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............................................   $  14.68     $  14.91     $  12.38     $ 10.85
----------------------------------------------------------------------------------------------------------------------------------
   Total Return .............................................................      (1.54)%      25.17%       15.96%       9.62%
Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ......................................   $204,347     $171,714     $113,715     $60,712
   Net expenses to average net assets (note 3) (1) ..........................       0.78%        0.87%        0.96%       0.78%
   Operating expenses to average net assets before voluntary expense
      reimbursements (note 3) (1) ...........................................         NA           NA         1.01%       1.14%
   Net investment income to average net assets (1) ..........................       1.65%        1.23%        1.61%       1.66%
   Net investment income to average net assets before voluntary expense
      reimbursements (note 3) (1) ...........................................         NA           NA         1.56%       1.30%
   Portfolio Turnover (2) ...................................................      73.98%       54.49%       50.98%      36.04%
----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $97,848,932 and $63,896,846 , respectively.
(3) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.

See Notes to Financial Statements.

                                     MSF-62

Metropolitan Series Fund, Inc.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

                                                                      VALUE
SHARES          ISSUE                                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 93.2%
--------------------------------------------------------------------------------
Aerospace & Defense: 3.1%
    17,000    +Goodrich (B.F.) Co.                               $    579,063
    28,500    +Lockheed Martin Corp.                                  707,156
                                                                 -------------
                                                                    1,286,219
--------------------------------------------------------------------------------
Automotive: 2.2%
    17,000    +DaimlerChrysler AG                                     885,063
--------------------------------------------------------------------------------
Banking: 6.3%
    33,000     Bank One Corp.                                         876,562
    60,000    +Washington Mutual, Inc.                              1,732,500
                                                                 -------------
                                                                    2,609,062
--------------------------------------------------------------------------------
Building & Construction: 3.3%
    42,000     Masco Corp.                                            758,625
    25,000    +Stanley Works                                          593,750
                                                                 -------------
                                                                    1,352,375
--------------------------------------------------------------------------------
Business Services: 4.8%
    46,000    +Dun & Bradstreet Corp.                               1,316,750
    25,000    +Equifax, Inc.                                          656,250
                                                                 -------------
                                                                    1,973,000
--------------------------------------------------------------------------------
Computer Equipment & Service: 4.1%
    22,000     Electronic Data Systems Corp.                          907,500
    25,000   *+SunGard Data Systems, Inc.                             775,000
                                                                 -------------
                                                                    1,682,500
--------------------------------------------------------------------------------
Consumer Products: 18.4%
    35,500    +Black & Decker Corp.                                 1,395,594
    31,200    +Block (H & R), Inc.                                  1,010,100
    84,000     Brunswick Corp.                                      1,391,250
    77,300     Fortune Brands, Inc.                                 1,782,731
   103,500     Mattel, Inc.                                         1,364,906
    32,000    +Ralston-Purina                                         638,000
                                                                 -------------
                                                                    7,582,581
--------------------------------------------------------------------------------
Consumer Services: 5.8%
    45,000    *Cendant Corp.                                          630,000
    21,000     First Data Corp.                                     1,042,125
    34,200     Galileo International, Inc.                            713,925
                                                                 -------------
                                                                    2,386,050
--------------------------------------------------------------------------------
Drugs & Health Care: 1.4%
    12,000   *+Chiron Corp.                                           570,000
--------------------------------------------------------------------------------
Entertainment & Leisure: 1.5%
    31,000    +Carnival Corp.                                         604,500
--------------------------------------------------------------------------------
Financial Services: 2.0%
    22,000    +SLM Holding Corp.                                      823,625
--------------------------------------------------------------------------------
Food & Beverages: 8.7%
    25,000     Heinz (H.J.) Co.                                     1,093,750
    35,000    +Nabisco Holdings Corp. Cl. A                         1,837,500
    25,300     Philip Morris Cos., Inc.                               672,031
                                                                 -------------
                                                                    3,603,281
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 2.4%
    27,000     Maytag Corp.                                           995,625
--------------------------------------------------------------------------------
Household Products: 4.9%
    43,500     Dial Corp.                                             451,313
    27,000    +Fort James Corp.                                       624,375
    37,000    +Newell Rubbermaid, Inc.                                952,750
                                                                 -------------
                                                                    2,028,438
--------------------------------------------------------------------------------
Insurance: 1.1%
    10,000     MGIC Investment Corp.                                  455,000
--------------------------------------------------------------------------------
Machinery: 4.6%
    35,000     Cooper Industries, Inc.                              1,139,688
    11,500     Eaton Corp.                                            770,500
                                                                 -------------
                                                                    1,910,188
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.7%
    36,000    *Sybron International Corp.                             713,250
--------------------------------------------------------------------------------
Office & Business Equipment: 1.9%
    37,000    +Xerox Corp.                                            767,750
--------------------------------------------------------------------------------
Printing & Publishing: 2.0%
    15,500    +Knight-Ridder, Inc.                                    824,406
--------------------------------------------------------------------------------
Restaurant: 1.7%
    25,500    *TRICON Global Restaurants, Inc.                        720,375
--------------------------------------------------------------------------------
Retail Grocery: 2.5%
    46,000    *Kroger Co.                                           1,014,875
--------------------------------------------------------------------------------
Retail Trade: 3.6%
    23,000   *+Jones Apparel Group, Inc.                              540,500
    64,000   *+Toys R Us, Inc.                                        932,000
                                                                 -------------
                                                                    1,472,500
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 2.1%
    49,000   *+Citizens Communications Co.                            845,250
--------------------------------------------------------------------------------
Textiles & Apparel: 1.9%
    20,000     Nike, Inc. Cl. B                                       796,250
--------------------------------------------------------------------------------
Utilities-Electric: 1.2%
    17,000     TXU Corp.                                              501,500
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $41,672,399)                                 38,403,663
                                                                 -------------
--------------------------------------------------------------------------------

                                     MSF-63

Metropolitan Series Fund, Inc.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)

FACE                                        INTEREST     MATURITY        VALUE
AMOUNT               ISSUE                    RATE         DATE        (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:  6.8%
--------------------------------------------------------------------------------
$2,787,000   State Street Repurchase
             Agreement (U.S. Treasury
             Notes collateralized dated
             06/30/2000 due 02/15/2005
             @ 7.500% with a market value
             of $2,875,625)                 6.250%     07/03/00      $ 2,787,000
--------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost: $2,787,000)                                        2,787,000
                                                                     -----------
--------------------------------------------------------------------------------

               TOTAL INVESTMENTS :  100.0%
               (Cost: $44,459,399)                                    41,190,663
               OTHER ASSETS LESS LIABILITIES : 0.0%                        5,358
                                                                     -----------
               TOTAL NET ASSETS : 100.0%                             $41,196,021
                                                                     ===========
--------------------------------------------------------------------------------

LEGEND:


+Securities on loan.
*Non-income producing security.
SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was $8,111,258 with collateral backing valued at $8,500,256.

See Notes to Financial Statements.

                                     MSF-64

Metropolitan Series Fund, Inc.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
JUNE 30, 2000 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
   Investments, at value (Note 1A) (1) ........................... $ 41,190,663
   Cash ..........................................................          397
   Foreign currencies held at value (2) ..........................           --
   Receivable for investment securities sold .....................           --
   Receivable for fund shares sold ...............................           --
   Receivable for dividends and interest .........................      100,958
   Daily variation on futures contracts (Note 11) ................           --
   Unrealized appreciation on forward contracts (Note 10) ........           --
   Collateral for securities loaned (Note 7) .....................    8,500,256
   Other assets ..................................................          124
                                                                   ------------
   Total Assets ..................................................   49,792,398
                                                                   ------------

LIABILITIES:

   Payable for investment securities purchased ...................           --
   Payable for capital stock repurchased .........................       63,145
   Unrealized depreciation on forward contracts (Note 10) ........           --
   Return of collateral for securities loaned (Note 7) ...........    8,500,256
   Bank overdraft ................................................           --
   Accrued investment management fee (Note 3) ....................       26,750
   Accrued expenses and other liabilities ........................        6,226
                                                                   ------------
      Total Liabilities ..........................................    8,596,377
                                                                   ------------

NET ASSETS: ...................................................... $ 41,196,021
                                                                   ============

COMPOSITION OF NET ASSETS:

   Paid-in-capital ...............................................   48,338,658
   Undistributed (overdistributed) net investment income (loss) ..      463,683
   Net unrealized appreciation (depreciation) ....................   (3,268,736)
   Accumulated net realized gain (loss) ..........................   (4,337,584)
                                                                   ------------
   Net Assets .................................................... $ 41,196,021
                                                                   ============
   Shares Outstanding ............................................    4,877,442
                                                                   ============
   Net Asset Value Per Share ..................................... $       8.45
                                                                   ============
--------------------------------------------------------------------------------

Notes:
(1) Investments, at cost ......................................... $ 44,459,399
(2) Cost of foreign currency .....................................      389,852

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
   Interest (Note 1B) (1) ........................................ $     82,652
   Dividends (Note 1B) ...........................................      492,673
                                                                   ------------
   Total Investment Income, Net of Withholding Taxes (2) .........      575,325
                                                                   ------------

EXPENSES:

   Investment management fee (Note 3A)                                  142,774
   Printing and distribution fees ................................        2,581
   Custodian and transfer agent fees .............................       27,618
   Audit and tax service fees ....................................        6,406
   Directors fees ................................................        3,864
   Insurance fees ................................................        1,854
   Other operating expenses ......................................        4,854
                                                                   ------------
   Total expenses before reimbursement / reduction ...............      189,951
   Less: expense reimbursement ...................................        6,251
         expense reduction (Note 1H) .............................          878
   Net expenses ..................................................      182,822
                                                                   ------------
      Net Investment Income (Loss) ...............................      392,503
                                                                   ------------

NET REALIZED GAIN (LOSS) ON:

   Investments ...................................................   (4,819,514)
   Foreign currency transactions .................................           --
   Futures contracts .............................................           --
                                                                   ------------
   Net Realized Gain (Loss) ......................................   (4,819,514)
                                                                   ------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency holdings and
 futures contracts (Notes 8,10,11) ...............................   (5,647,965)
End of period investments, foreign currency holdings and futures
 contracts (Notes 8,10,11) .......................................   (3,268,736)
                                                                   ------------
   Net Unrealized Appreciation (Depreciation) ....................    2,379,229
                                                                   ------------
   Net Increase (Decrease) in Net Assets Resulting From
    Operations ................................................... $ (2,047,782)
                                                                   ============
--------------------------------------------------------------------------------

Notes:
(1) Income on securites loaned ................................... $      1,490
(2) Withholding taxes ............................................        2,855

See Notes to Financial Statements

                                     MSF-65

Metropolitan Series Fund, Inc.
 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO                          JUNE 30, 2000


STATEMENT OF CHANGES IN NET ASSETS                                                                     SIX MONTHS
                                                                                                         ENDED        YEAR ENDED
                                                                                                     JUNE 30, 2000   DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                                (UNAUDITED)     1999
                                                                                                     -------------   ------------
OPERATIONS:
   Net investment income (loss) ................................................................   $    392,503    $     419,140
   Net realized gain (loss) from investments, foreign currency holdings and futures contracts ..     (4,819,514)         537,741
   Unrealized appreciation (depreciation) of investments, foreign currency holdings and
    futures contracts ..........................................................................      2,379,229       (5,520,365)
                                                                                                   ------------    -------------
   Net increase (decrease) in net assets resulting from operations .............................     (2,047,782)      (4,563,484)
                                                                                                   ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................................................................             --         (347,438)
   Net realized gain from investment transactions ..............................................             --          (55,811)
                                                                                                   ------------    -------------
Total Distributions (Note 4) ................................................................                --         (403,249)
                                                                                                   ------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares ............................................................      7,604,072       35,662,800
   Net asset value of shares issued to shareholders in reinvestment of distributions ...........             --          403,249
   Shares redeemed .............................................................................     (2,737,798)      (1,379,826)
                                                                                                   ------------    -------------
   Net Capital Stock Transactions (Note 9) .....................................................      4,866,274       34,686,223
                                                                                                   ------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .......................................................      2,818,492       29,719,490
   NET ASSETS: Beginning of period .............................................................     38,377,529        8,658,039
                                                                                                   ------------    -------------
   NET ASSETS: End of period ...................................................................   $ 41,196,021    $  38,377,529
                                                                                                   ============    =============

FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE                                                   SIX MONTHS        YEAR ENDED DECEMBER 31,
                                                                                      ENDED         -----------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)                                 JUNE 30, 2000
                                                                                   (UNAUDITED)        1999         1998(3)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ..........................................     $   8.93       $   9.70       $  10.00
---------------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income ......................................................         0.08           0.10           0.03
   Net realized and unrealized gain (loss) ....................................        (0.56)         (0.78)         (0.30)
                                                                                    --------       --------       --------
   Total From Investment Operations ...........................................        (0.48)         (0.68)         (0.27)
                                                                                    --------       --------       --------
Less Distributions:
   Dividends from net investment income .......................................           --          (0.08)         (0.03)
   Distributions from net realized capital gains ..............................           --          (0.01)            --
                                                                                    --------       --------       --------
   Total Distributions ........................................................           --          (0.09)         (0.03)
                                                                                    --------       --------       --------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ................................................      $  8.45        $  8.93        $  9.70
--------------------------------------------------------------------------------------------------------------------------
   Total Return ...............................................................        (5.38)%        (6.89)%        (2.70)%
Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ........................................      $41,196        $38,378        $ 8,658
   Net expenses to average net assets (note 3) (1) ............................         0.95%          0.91%          0.70%
   Operating expenses to average net assets before voluntary expense
    reimbursements (note 3) (1) ...............................................         0.98%          1.15%          1.79%
   Net investment income to average net assets (1) ............................         2.03%          1.63%          2.47%
   Net investment income to average net assets before voluntary expense
    reimbursements (note 3) (1) ...............................................         2.00%          1.39%          1.38%
   Portfolio Turnover (2) .....................................................       118.49%         16.59%          0.00%
--------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $27,234,542 and $21,120,587, respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                     MSF-66

Metropolitan Series Fund, Inc.

NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO       SCHEDULE OF INVESTMENTS
                                                       JUNE 30, 2000 (Unaudited)

                                                                 VALUE
SHARES          ISSUE                                          (NOTE 1A)
-------------------------------------------------------------------------
COMMON STOCK: 94.5%
-------------------------------------------------------------------------
Aerospace & Defense: 1.9%
    17,200     General Dynamics Corp.                       $     898,700
-------------------------------------------------------------------------
Automotive: 3.1%
     9,700     Danaher Corp.                                      479,544
     4,400    *General Motors Corp. Cl. H                         386,100
    30,200    *Lear Corp.                                         604,000
                                                            -------------
                                                                1,469,644
-------------------------------------------------------------------------

Banking: 1.7%
     1,000    +M&T Bank Corp.                                     450,000
    15,120     Valley National Bancorp                            367,605
                                                            -------------
                                                                  817,605
-------------------------------------------------------------------------

Broadcasting: 3.6%
    53,300     AH Belo Corp. Cl. A                                922,756
     5,300    *Emmis Communications Corp. Cl. A                   219,453
    11,900     Scripps (E.W.) Co. Cl. A                           586,075
                                                            -------------
                                                                1,728,284
-------------------------------------------------------------------------

Building & Construction: 1.0%
    19,900   +Crane Co.                                           483,819
-------------------------------------------------------------------------

Business Services: 2.5%
    13,700    *ChoicePoint, Inc.                                  609,650
    16,800     Comdisco, Inc.                                     374,850
     5,100    *Fiserv, Inc.                                       220,575
                                                            -------------
                                                                1,205,075
-------------------------------------------------------------------------

Chemicals: 4.3%
    10,400   *+FMC Corp.                                          603,200
    20,900     Pall Corp.                                         386,650
    12,900     Praxair, Inc.                                      482,944
    14,500    +Williams Cos., Inc.                                604,468
                                                            -------------
                                                                2,077,262
-------------------------------------------------------------------------

Computer Equipment & Service: 2.8%
    21,200    *Ceridian Corp.                                     510,125
     8,400    *Gateway, Inc.                                      476,700
    10,900   *+SunGard Data Systems, Inc.                         337,900
                                                            -------------
                                                                1,324,725
-------------------------------------------------------------------------

Containers & Glass: 1.0%
     8,800 * + Sealed Air Corp.                                  460,900
-------------------------------------------------------------------------

Drugs & Health Care: 5.9%
    13,700     Bard (C.R.), Inc.                                  659,312
    13,600   *+Charles River Laboratories, Inc.                   301,750
    16,500   *+Genzyme Transgenics Corp.                          982,266
    62,300    *HEALTHSOUTH Corp.                                  447,781
     9,800    *St. Jude Medical, Inc.                             449,575
                                                            -------------
                                                                2,840,684
-------------------------------------------------------------------------

Electrical Equipment: 0.5%
    13,900    *Energizer Holdings, Inc.                           253,675
-------------------------------------------------------------------------

Electronics: 2.4%
     6,600     Eaton Corp.                                        442,200
     4,900   *+Flextronics International Ltd.                     336,722
     5,700    *Gemstar International Group Ltd.                   350,372
                                                            -------------
                                                                1,129,294
-------------------------------------------------------------------------

Financial Services: 9.1%
     9,700    *Bear Stearns Cos., Inc.                            403,763
    19,300     Countrywide Credit Industries, Inc.                585,031
    15,200    +Franklin Resources, Inc.                           461,700
    15,500     Household International, Inc.                      644,219
    22,700     Nationwide Financial Services, Inc. Cl. A          746,262
     6,900     Providian Financial Corp.                          621,000
    24,600     SLM Holding Corp.                                  920,962
                                                            -------------
                                                                4,382,937
-------------------------------------------------------------------------

Food & Beverages: 2.2%
     9,700    +Hershey Foods Corp.                                470,450
    10,800    +Nabisco Holdings Corp. Cl. A                       567,000
                                                            -------------
                                                                1,037,450
-------------------------------------------------------------------------

Forest Products & Paper: 0.7%
     7,700     Bowater, Inc.                                      339,763
-------------------------------------------------------------------------

Hospital Management: 1.8%
    32,900    *Tenet Healthcare Corp.                             888,300
-------------------------------------------------------------------------

Hotel & Motel: 1.9%
    27,700     Starwood Hotels & Resorts Worldwide, Inc. Cl.B     901,981
-------------------------------------------------------------------------

Industrials: 0.6%
     2,500    *Waters Corp.                                       312,031
-------------------------------------------------------------------------

Insurance: 7.7%
    28,400     ACE Ltd.                                           795,200
    10,100     AMBAC Financial Group, Inc.                        553,606
    19,100     Aon Corp.                                          593,294
    15,600    *John Hancock Financial Services, Inc.              369,525
    30,300    +UNUMProvident Corp.                                607,894
    14,000    +XL Capital Ltd.                                    757,750
                                                            -------------
                                                                3,677,269
-------------------------------------------------------------------------

Machinery: 2.9%
    12,800    *American Standard Cos., Inc.                       524,800
     7,100    *SPX Corp.                                          858,656
                                                            -------------
                                                                1,383,456
-------------------------------------------------------------------------

 Medical Equipment & Supply: 2.0%
    13,700     Becton, Dickinson & Co.                            393,019
     8,100    *Wellpoint Health Networks, Inc.                    586,744
                                                            -------------
                                                                  979,763
-------------------------------------------------------------------------

Metals-Gold: 1.0%
    71,600     Homestake Mining Co.                               492,250
-------------------------------------------------------------------------

Metals-Non-Ferrous: 0.7%
    20,700     Engelhard Corp.                                    353,194
-------------------------------------------------------------------------

Office & Business Equipment: 0.8%
     7,300    *Apple Computer, Inc.                               382,109
-------------------------------------------------------------------------

                                    MSF-67

Metropolitan Series Fund, Inc.

NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO        SCHEDULE OF INVESTMENTS
                                                       JUNE 30, 2000 (Unaudited)

                                                                       VALUE
SHARES          ISSUE                                                (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Oil & Gas Exploration: 2.3%
    12,000    +Anadarko Petroleum Corp.                          $     591,750
     8,500     Apache Corp.                                            499,906
                                                                 -------------
                                                                     1,091,656
------------------------------------------------------------------------------

Oil-Domestic: 1.0%
    19,000     USX-Marathon Group                                      476,188
------------------------------------------------------------------------------

Oil-Equipment & Services: 5.0%
     9,800     Coastal Corp.                                           596,575
     8,054     Dynegy, Inc. Cl. A                                      550,189
     6,900    *Noble Drilling Corp.                                    284,194
    10,400     Sante Fe International                                  363,350
    11,700     Transocean Sedco Forex, Inc.                            625,218
                                                                 -------------
                                                                     2,419,526
------------------------------------------------------------------------------

Printing & Publishing: 1.4%
    23,600    +Dun & Bradstreet Corp.                                  675,550
------------------------------------------------------------------------------

Real Estate: 5.3%
    17,200     Boston Properties, Inc.                                 664,350
    47,700   *+Indymac Mortgage Holdings, Inc.                         646,931
    13,700     Spieker Properties , Inc.                               630,200
    17,200     Vornado Realty Trust                                    597,700
                                                                 -------------
                                                                     2,539,181
------------------------------------------------------------------------------

Retail Grocery: 1.5%
    33,400    *Kroger Co.                                              736,888
------------------------------------------------------------------------------

Retail Trade: 3.0%
     6,200   *+AnnTaylor Stores Corp.                                  205,375
    26,200   *+Consolidated Stores Corp.                               314,400
    10,900   *+Insight Enterprises, Inc.                               646,847
     3,800     Tiffany & Co.                                           256,500
                                                                 -------------
                                                                     1,423,122
------------------------------------------------------------------------------

Software: 1.0%
    22,000    *Compuware Corp.                                         227,563
     6,200    *Intuit, Inc.                                            256,137
                                                                 -------------
                                                                       483,700
------------------------------------------------------------------------------

Telecommunications Equipment & Services: 2.5%
    15,200   *+American Tower Corp. Cl. A                              633,650
    82,200   *+Loral Space & Communications Ltd.                       570,263
                                                                 -------------
                                                                     1,203,913
------------------------------------------------------------------------------

Transportation-Airlines: 2.2%
    12,500   *+Continental Airlines, Inc. Cl. B                        587,500
    25,500     Southwest Airlines Co.                                  482,906
                                                                 -------------
                                                                     1,070,406
------------------------------------------------------------------------------

Transportation-Miscellaneous: 1.3%
    18,000   *+Iron Mountain , Inc.                                    612,000
------------------------------------------------------------------------------

Transportation-Railroad: 1.7%
     9,000     Kansas City Southern Industries, Inc.                   798,188
------------------------------------------------------------------------------

Utilities-Electric: 3.4%
    20,800   *+AES Corp.                                               949,000
    17,100     Unicom Corp.                                            661,556
                                                                 -------------
                                                                     1,610,556
------------------------------------------------------------------------------

Utilities-Gas & Pipelines: 0.8%
    10,700    +Kinder Morgan, Inc.                                     369,819
------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $42,638,832).............................     45,330,863
                                                                 -------------
------------------------------------------------------------------------------

FACE                                     INTEREST MATURITY   VALUE
AMOUNT           ISSUE                   RATE     DATE       (NOTE 1A)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:                   9.4%
------------------------------------------------------------------------------
$4,512,000     State Street Repurchase
               Agreement (U.S. Treasury
               Bills collateralized, dated
               06/30/2000 due 02/15/
               2000 @ 7.500% with a
               market value of              3.500%    7/3/00     $   4,512,000
               $4,649,375)
------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $4,512,000).............................       4,512,000
                                                                 -------------
------------------------------------------------------------------------------
               TOTAL INVESTMENTS : 103.9%
               (Cost: $47,150,832)                                  49,842,863
               OTHER ASSETS LESS LIABILITIES :(3.9)%                (1,865,574)
                                                                 -------------
               TOTAL NET ASSETS : 100.0%                         $  47,977,289
                                                                 =============
------------------------------------------------------------------------------

LEGEND:


 *Non-income producing security.

 +Securities on loan.

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was $4,828,411 with collateral backing valued at $5,027,800.

See Notes to Financial Statements.

                                    MSF-68

Metropolitan Series Fund, Inc.

NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO      JUNE 30, 2000 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES


ASSETS:

   Investments, at value (Note 1A) (1) ............................ $49,842,863
   Cash ...........................................................         543
   Foreign currencies held at value (2) ...........................          --
   Receivable for investment securities sold ......................     135,128
   Receivable for fund shares sold ................................     218,708
   Receivable for dividends and interest ..........................      48,578
   Daily variation on futures contracts (Note 11) .................          --
   Unrealized appreciation on forward contracts (Note 10) .........          --
   Collateral for securities loaned (Note 7) ......................   5,027,800
   Other assets ...................................................         715
                                                                    -----------
      Total Assets ................................................  55,274,335
                                                                    -----------

LIABILITIES:

   Payable for investment securities purchased ....................   2,234,118
   Payable for capital stock repurchased ..........................          --
   Unrealized depreciation on forward contracts (Note 10) .........          --
   Return of collateral for securities loaned (Note 7) ............   5,027,800
   Bank overdraft .................................................          --
   Accrued investment management fee (Note 3) .....................      26,750
   Accrued expenses and other liabilities .........................       8,378
      Total Liabilities ...........................................   7,297,046
                                                                    -----------
NET ASSETS: ....................................................... $47,977,289
                                                                    ===========
COMPOSITION OF NET ASSETS:

   Paid-in-capital ................................................  43,039,148
   Undistributed (overdistributed) net investment income (loss) ...     110,293
   Net unrealized appreciation (depreciation) .....................   2,692,030
   Accumulated net realized gain (loss) ...........................   2,135,818
                                                                    -----------
   Net Assets ..................................................... $47,977,289
                                                                    ===========
   Shares Outstanding .............................................   3,740,190
                                                                    ===========
   Net Asset Value Per Share ...................................... $     12.83
                                                                    ===========

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost .......................................... $47,150,832
(2) Cost of foreign currency ......................................          --

STATEMENT OF OPERATIONS

INVESTMENT INCOME:

   Interest (Note 1B) (1) ......................................... $    53,809
   Dividends (Note 1B) ............................................     222,734
                                                                    -----------
   Total Investment Income, Net of Withholding Taxes (2) ..........     276,543
                                                                    -----------
EXPENSES:

   Investment management fee (Note 3A) ............................     146,419
   Printing and distribution fees .................................       2,668
   Custodian and transfer agent fees ..............................      34,319
   Audit and tax service fees .....................................       6,406
   Directors fees .................................................       3,864
   Insurance fees .................................................       1,854
   Other operating expenses .......................................       2,363
                                                                    -----------
   Total expenses before reimbursement / reduction ................     197,893
   Less: expense reimbursement ....................................       8,921
         expense reduction (Note 1H) ..............................      13,017
                                                                    -----------
   Net expenses ...................................................     175,955
                                                                    -----------
     Net Investment Income (Loss) .................................     100,588
                                                                    -----------
NET REALIZED GAIN (LOSS) ON:

   Investments ....................................................          --
   Foreign currency transactions ..................................   1,768,738
   Futures contracts ..............................................          --
                                                                    -----------
      Net Realized Gain (Loss) ....................................   1,768,738
                                                                    -----------

NET UNREALIZED APPRECIATION (DEPRECIATION):

   Beginning of period investments, foreign currency holdings and
    futures contracts (Notes 8,10,11) .............................   1,594,900
   End of period investments, foreign currency holdings and
    futures contracts (Notes 8,10,11) .............................   2,692,030
                                                                    -----------
   Net Unrealized Appreciation (Depreciation) .....................   1,097,130
                                                                    -----------
   Net Increase (Decrease) in Net Assets Resulting From
   Operations ..................................................... $ 2,966,456
                                                                    ===========

--------------------------------------------------------------------------------

Notes:
(1) Income on securites loaned .................................... $     2,600
(2) Withholding taxes .............................................         185

See Notes to Financial Statements

                                    MSF-69

Metropolitan Series Fund, Inc.
 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO                 JUNE 30, 2000

STATEMENT OF CHANGES IN NET ASSETS                                                                SIX MONTHS
                                                                                                    ENDED             YEAR ENDED
                                                                                                JUNE 30, 2000         DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                           (UNAUDITED)            1999
                                                                                                  ----------             ----
OPERATIONS:
   Net investment income (loss) .............................................................   $    100,588          $    207,729
   Net realized gain (loss) from investments, foreign currency holdings and futures contracts      1,768,738             1,677,956
   Unrealized appreciation (depreciation) of investments, foreign currency holdings
    and futures contracts ...................................................................      1,097,130             1,326,549
                                                                                                ------------          ------------
   Net increase (decrease) in net assets resulting from operations ..........................      2,966,456             3,212,234
                                                                                                ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................................................................             --              (211,948)
   Net realized gain from investment transactions ...........................................             --            (1,504,168)
                                                                                                ------------          ------------
   Total Distributions (Note 4) .............................................................             --            (1,716,116)
                                                                                                ------------          ------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares .........................................................      9,508,649            34,370,959
   Net asset value of shares issued to shareholders in reinvestment of distributions ........             --             1,716,116
   Shares redeemed ..........................................................................     (3,219,805)           (7,508,299)
                                                                                                ------------          ------------
   Net Capital Stock Transactions (Note 9) ..................................................      6,288,844            28,578,776
                                                                                                ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS ....................................................      9,255,300            30,074,894
   NET ASSETS: Beginning of period ..........................................................     38,721,989             8,647,095
                                                                                                ------------          ------------
   NET ASSETS: End of period ................................................................   $ 47,977,289          $ 38,721,989
                                                                                                ============          ============


FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE                                          SIX MONTHS     YEAR ENDED DECEMBER 31,
                                                                            ENDED       -----------------------
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                         JUNE 30, 2000
                                                                         (UNAUDITED)      1999        1998(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ..................................    $ 11.97      $ 10.73       $ 10.00
----------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income ..............................................       0.03         0.06          0.03
   Net realized and unrealized gain (loss) ............................       0.83         1.80          0.71
                                                                           -------      -------       -------
   Total From Investment Operations ...................................       0.86         1.86          0.74
                                                                           -------      -------       -------

Less Distributions:
   Dividends from net investment income ...............................         --         (0.07)       (0.01)
   Distributions from net realized capital gains ......................         --         (0.55)          --
                                                                           -------      -------       -------
   Total Distributions ................................................         --         (0.62)       (0.01)
                                                                           -------      -------       -------
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ........................................    $ 12.83      $  11.97      $ 10.73
-------------------------------------------------------------------------------------------------------------
   Total Return .......................................................       7.18%        17.63%         7.44%
Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ................................    $47,977      $ 38,722      $ 8,647
   Net expenses to average net assets (note 3) (1) ....................       0.83%        0.72%         0.68%
   Operating expenses to average net assets before voluntary
    expense reimbursements (note 3) (1) ...............................       0.93%        1.18%         1.86%
   Net investment income to average net assets (1) ....................       0.48%        0.86%         2.61%
   Net investment income to average net assets before voluntary
    expense reimbursements (note 3) (1) ...............................       0.37%        0.40%         1.42%
   Portfolio Turnover (2) .............................................     176.41%      134.37%        20.81%
-------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $40,757,716 and $35,173,140 , respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                    MSF-70

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       VALUE
SHARES            ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.1%
--------------------------------------------------------------------------------
Automotive: 0.4%
    10,400     Danaher Corp.                                     $     514,150
--------------------------------------------------------------------------------
Banking: 3.5%
    23,900     Bank of New York Co., Inc.                            1,111,350
     6,150     Chase Manhattan Corp.                                   283,284
    50,400    +Firstar Corp.                                         1,061,550
    22,000     Mellon Financial Corp.                                  801,625
     6,300     State Street Corp.                                      668,194
    14,300     Wells Fargo & Co.                                       554,125
                                                                 -------------

                                                                     4,480,128
--------------------------------------------------------------------------------
Biotechnology: 1.9%
     6,600    *Genentech, Inc.                                       1,135,200
    11,800    *MedImmune, Inc.                                         872,831
     6,600     PE Biosystems Group                                     434,775
                                                                 -------------

                                                                     2,442,806
--------------------------------------------------------------------------------
Broadcasting: 3.8%
    10,100   *+Clear Channel Communications, Inc.                      757,500
    34,700    *Comcast Corp. Cl. A                                   1,406,434
    20,400    *Infinity Broadcasting Corp. Cl. A                       743,325
     6,700     Time Warner, Inc.                                       509,200
    21,962    *Viacom, Inc. Cl. B                                    1,497,534
                                                                 -------------

                                                                     4,913,993
--------------------------------------------------------------------------------
Building & Construction: 0.2%
    14,400     Masco Corp.                                             260,100
--------------------------------------------------------------------------------
Business Services: 3.6%
    20,000     Automatic Data Processing, Inc.                       1,071,250
    23,300    *Concord EFS, Inc.                                       605,800
    25,800     First Data Corp.                                      1,280,325
    10,000     Omnicom Group, Inc.                                     890,625
    20,100     Randstad Holding NV                                     743,592
                                                                 -------------

                                                                     4,591,592
--------------------------------------------------------------------------------
Computer Equipment & Service: 9.0%
    25,800    *America Online, Inc.                                  1,360,950
    20,100    *Ceridian Corp.                                          483,656
    55,400    *Cisco Systems, Inc.                                   3,519,631
    43,300    *Dell Computer Corp.                                   2,136,584
    35,500     Ericsson (LM) Telephone Co. Ser. B                      702,353
     6,000     Hewlett-Packard Co.                                     749,250
     2,500    *Lexmark International Group, Inc. Cl. A                 168,125
    10,700   *+SanDisk Corp.                                           655,041
    30,900   *+Solectron Corp.                                       1,293,938
     4,900   *+Yahoo!, Inc.                                            607,141
                                                                 -------------

                                                                    11,676,669
--------------------------------------------------------------------------------
Drugs & Health Care: 7.9%
    17,000     American Home Products Corp.                            998,750
     5,900    *Amgen, Inc.                                             414,659
    10,800     Bristol-Myers Squibb Co.                                629,100
    15,900     Lilly (Eli) & Co.                                     1,588,013
     6,100     Merck & Co., Inc.                                       467,413
    89,350     Pfizer, Inc.                                          4,288,800
    21,781     Pharmacia Corp.                                       1,125,805
    14,200     Schering-Plough Corp.                                   717,100
                                                                 -------------

                                                                    10,229,640
--------------------------------------------------------------------------------
Electrical Equipment: 1.9%
    46,000          General Electric Co.                             2,438,000
--------------------------------------------------------------------------------
Electronics: 10.0%
    12,000    *Altera Corp.                                          1,222,875
     4,800   **Analog Devices, Inc.                                    364,800
    16,400    *Applied Materials, Inc.                               1,486,763
     8,600   *+Atmel Corp.                                             317,125
    24,700   *+Flextronics International Ltd. (ordinary shares)      1,697,353
    16,600     Intel Corp.                                           2,218,694
     3,700     Kyocera Corp.                                           627,331
    18,000    *Maxim Integrated Products, Inc.                       1,222,313
     9,600     Motorola, Inc.                                          279,000
     3,700    *PMC-Sierra, Inc.                                        657,328
     1,700     Samsung Electronics Co., Ltd.                           562,588
     9,000     Sony Corp.                                              839,734
     6,300    +Teleflex, Inc.                                          233,494
    17,600     Texas Instruments, Inc.                               1,208,900
                                                                 -------------

                                                                    12,938,298
--------------------------------------------------------------------------------
Financial Services: 7.1%
    25,900     Associates First Capital Corp. Cl. A                    577,894
    19,900     Capital One Financial Corp.                             888,037
    39,700     Citigroup, Inc.                                       2,391,925
    53,000     Federal Home Loan Mortgage Corp.                      2,146,500
    18,900     Federal National Mortgage Assoc.                        986,344
    13,800     Hartford Financial Services Group, Inc.                 771,938
    11,100     Morgan Stanley Dean Witter & Co.                        924,075
     5,700     Providian Financial Corp.                               513,000
                                                                 -------------

                                                                     9,199,713
--------------------------------------------------------------------------------
Food & Beverages: 1.8%
    10,000     Coca-Cola Co.                                           574,375
    35,500     Compass Group PLC                                       467,589
    28,700     PepsiCo, Inc.                                         1,275,356
                                                                 -------------

                                                                     2,317,320
--------------------------------------------------------------------------------
Forest Products & Paper: 0.3%
     6,500     Kimberly-Clark Corp.                                    372,938
--------------------------------------------------------------------------------
Healthcare Services: 1.0%
    14,500     UnitedHealth Group, Inc.                              1,243,375
--------------------------------------------------------------------------------
Hotel & Motel: 0.4%
    14,100     Starwood Hotels & Resorts Worldwide, Inc. Cl. B         459,131
--------------------------------------------------------------------------------
Household Products: 1.9%
     7,900     Corning, Inc.                                         2,132,012
     9,400     Gillette Co.                                            328,413
                                                                 -------------

                                                                     2,460,425
--------------------------------------------------------------------------------

                                     MSF-71

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       VALUE
SHARES            ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Industrials: 0.7%
     7,300    *Waters Corp.                                      $     911,131
--------------------------------------------------------------------------------
Insurance: 2.0%
    49,900     ACE Ltd. (ordinary shares)                            1,397,200
     4,200     AMBAC Financial Group, Inc.                             230,212
     1,623    *Fairfax Financial Holdings Ltd.                         177,653
     3,100     Marsh & McLennan Cos., Inc.                             323,756
    10,400    +Mutual Risk Management Ltd.                             180,050
     7,700    +PartnerRe Ltd.                                          272,869
                                                                 -------------

                                                                     2,581,740
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.1%
    21,300     Baxter International, Inc.                            1,497,656
    16,700    *Wellpoint Health Networks, Inc.                       1,209,706
                                                                 -------------

                                                                     2,707,362
--------------------------------------------------------------------------------
Multi-Industry: 4.6%
    91,100     Hutchison Whampoa Ltd.                                1,145,250
    32,200    *Koninklijke Philips Electronics NV                    1,518,623
   102,140     Tomkins PLC (ordinary shares)                           331,892
    50,400     Tyco International Ltd.                               2,387,700
     8,500     United Technologies Corp.                               500,438
                                                                 -------------

                                                                     5,883,903
--------------------------------------------------------------------------------
Office & Business Equipment: 0.5%
     7,800    *Sun Microsystems, Inc.                                  709,556
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.8%
    32,400     Baker Hughes, Inc.                                    1,036,800
--------------------------------------------------------------------------------
Oil-International: 2.9%
    12,800     Chevron Corp.                                         1,085,600
    16,108     Exxon Mobil Corp.                                     1,264,478
    23,600     Royal Dutch Petroleum Co.                             1,452,875
                                                                 -------------

                                                                     3,802,953
--------------------------------------------------------------------------------
Printing & Publishing: 0.3%
     7,300     Ver Ned Uitgevers NV                                    377,040
--------------------------------------------------------------------------------
Restaurant: 0.1%
     4,600    +McDonald's Corp.                                        151,513
--------------------------------------------------------------------------------
Retail Grocery: 1.9%
    37,000    *Kroger Co.                                              816,312
    37,500    *Safeway, Inc.                                         1,692,188
                                                                 -------------

                                                                     2,508,500
--------------------------------------------------------------------------------
Retail Trade: 4.5%
    12,600     Circuit City Stores, Inc.                               418,163
    28,800     CVS Corp.                                             1,152,000
    22,750     Home Depot, Inc.                                      1,136,078
    14,400     Lowe's Cos., Inc.                                       591,300
     9,300     Target Corp.                                            539,400
    18,900    +Wal-Mart de Mexico SA de CV ADR                         443,545
    25,700     Wal-Mart Stores, Inc.                                 1,480,962
                                                                 -------------

                                                                     5,761,448
--------------------------------------------------------------------------------

                                                                       VALUE
SHARES            ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: 8.9%
    10,500    *Ariba, Inc.                                       $   1,029,656
    25,600    *BMC Software, Inc.                                      933,600
     7,300     Computer Associates International, Inc.                 373,669
     8,000   *+Electronic Arts, Inc.                                   583,750
     2,000    *Macromedia, Inc.                                        193,312
    39,600    *Microsoft Corp.                                       3,166,763
    24,700    *Oracle Corp.                                          2,075,572
     7,100    *Peregrine Systems, Inc.                                 247,169
     7,300   *+Siebel Systems, Inc.                                  1,194,234
     1,200     SOFTBANK CORP.                                          162,857
     9,350   *+Veritas Software Corp.                                1,056,258
     8,000   *+Vitria Technology, Inc.                                 489,250
                                                                 -------------

                                                                    11,506,090
--------------------------------------------------------------------------------
Technology: 0.7%
     5,700    *Applied Micro Circuits Corp.                            562,875
     7,800   *+priceline.com, Inc.                                     295,913
                                                                 -------------

                                                                       858,788
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 10.6%
    39,600    *AT&T Corp. Cl. A                                        960,300
    29,000    *China Mobile (Hong Kong) Ltd.                           255,757
    22,700   *+China Unicom, Ltd. ADR                                  482,375
     6,600    *Crown Castle International Corp.                        240,694
    12,800    *JDS Uniphase Corp.                                    1,534,000
    25,100    *Nextel Communications, Inc. Cl. A                     1,535,022
    19,600   *+Nextlink Communications, Inc. Cl.  A                    742,963
    24,900     Nokia Corp. ADR                                       1,243,444
    20,800    +Nortel Networks Corp.                                 1,419,600
     2,100    *SDL, Inc.                                               598,959
    12,500    +Telesp Celular Participaciones SA ADR                   560,937
   378,383     Vodafone Airtouch PLC (ordinary shares)               1,528,658
    10,950    +Vodafone AirTouch PLC ADR                               453,741
    45,300    *WorldCom, Inc.                                        2,079,553
                                                                 -------------

                                                                    13,636,003
--------------------------------------------------------------------------------
Tobacco: 0.5%
    23,700     Philip Morris Cos., Inc.                                629,531
--------------------------------------------------------------------------------
Transportation-Railroad: 0.6%
     8,800     Kansas City Southern Industries, Inc.                   780,450
--------------------------------------------------------------------------------
Utilities-Telephone: 0.7%
    14,800   *+Sprint Corp. PCS Group Ser. 1                           880,600
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $112,197,620) .............................  125,261,686
                                                                 -------------
--------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES:  3.3%
--------------------------------------------------------------------------------
 4,268,376     T. Rowe Price Reserve Investment Fund                 4,268,376
                                                                 -------------
               TOTAL REGULATED INVESTMENT
               COMPANIES
               (Cost : $4,268,376) ..............................    4,268,376
                                                                 -------------
--------------------------------------------------------------------------------

                                     MSF-72

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

FACE                                     INTEREST   MATURITY           VALUE
AMOUNT            ISSUE                    RATE       DATE           (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:  1.1%
--------------------------------------------------------------------------------
$1,449,000     State Street Repurchase
               Agreement (U.S. Treasury
               Bills collateralized dated
               06/30/2000 due
               02/15/2005 @ 7.500%
               with a market value of
               $1,494,250)                 3.500%     7/3/00     $   1,449,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $1,449,000) ...............................    1,449,000
                                                                 -------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 101.5%
               (Cost: $117,914,996) .............................  130,979,062
               OTHER ASSETS LESS LIABILITIES (1.5)% .............   (1,942,090)
                                                                 -------------
               TOTAL NET ASSETS: 100.0% .........................$ 129,036,972
                                                                 =============
--------------------------------------------------------------------------------
LEGEND:

+   Securities on loan.
*   Non-income producing security.
ADR (American Depository Receipt) represents ownership of foreign securities.

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was $5,717,114 with collateral backing valued at $5,782,260.

See Notes to Financial Statements.

                                     MSF-73

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                                                       JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

   Investments, at value (Note 1A) (1) ...........................$ 130,979,062
   Cash ..........................................................          595
   Foreign currencies held at value (2) ..........................        1,558
   Receivable for investment securities sold .....................      848,401
   Receivable for fund shares sold ...............................           --
   Receivable for dividends and interest .........................       76,931
   Daily variation on futures contracts (Note 11) ................           --
   Unrealized appreciation on forward contracts (Note 10) ........           75
   Collateral for securities loaned (Note 7) .....................    5,782,260
   Other assets ..................................................          829
                                                                  -------------
      Total Assets ...............................................  137,689,711
                                                                  -------------

LIABILITIES:

   Payable for investment securities purchased ...................    2,614,983
   Payable for capital stock repurchased .........................      173,238
   Unrealized depreciation on forward contracts (Note 10) ........           --
   Return of collateral for securities loaned (Note 7) ...........    5,782,260
   Bank overdraft ................................................           --
   Accrued investment management fee (Note 3) ....................       63,353
   Accrued expenses and other liabilities ........................       18,905
                                                                  -------------
      Total Liabilities ..........................................    8,652,739
                                                                  -------------

NET ASSETS: ......................................................$ 129,036,972
                                                                  =============

COMPOSITION OF NET ASSETS:

   Paid-in-capital ...............................................  114,221,980
   Undistributed (overdistributed) net investment income (loss) ..       22,403
   Net unrealized appreciation (depreciation) ....................   13,062,735
   Accumulated net realized gain (loss) ..........................    1,729,854
                                                                  -------------
      Net Assets .................................................$ 129,036,972
                                                                  =============
      Shares Outstanding .........................................    8,947,299
                                                                  =============
      Net Asset Value Per Share ..................................$       14.42
                                                                  =============

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost .........................................$ 117,914,996
(2) Cost of foreign currency .....................................        1,558

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

   Interest (Note 1B) (1) ........................................$     121,730
   Dividends (Note 1B) ...........................................      322,433
                                                                  -------------
   Total Investment Income, Net of Withholding Taxes (2) .........      444,163
                                                                  -------------

EXPENSES:

   Investment management fee (Note 3A) ...........................      290,321
   Printing and distribution fees ................................        3,560
   Custodian and transfer agent fees .............................       65,161
   Audit and tax service fees ....................................        6,424
   Directors fees ................................................        3,864
   Insurance fees ................................................        1,854
   Other operating expenses ......................................        2,707
                                                                  -------------
   Total expenses before reimbursement / reduction ...............      373,891
   Less: expense reimbursement ...................................        4,670
         expense reduction (Note 1H) .............................           --
                                                                  -------------
   Net expenses ..................................................      369,221
                                                                  -------------
      Net Investment Income (Loss) ...............................       74,942
                                                                  -------------

NET REALIZED GAIN (LOSS) ON:

   Investments ...................................................    1,136,586
   Foreign currency transactions .................................      (32,177)
   Futures contracts .............................................           --
                                                                  -------------
      Net Realized Gain (Loss) ...................................    1,104,409
                                                                  -------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

   Beginning of period investments, foreign currency holdings and
    futures contracts (Notes 8,10,11) ............................    6,606,964
   End of period investments, foreign currency holdings and
    futures contracts (Notes 8,10,11) ............................   13,062,735
                                                                  -------------
      Net Unrealized Appreciation (Depreciation) .................    6,455,771
                                                                  -------------
      Net Increase (Decrease) in Net Assets Resulting From
       Operations ................................................$   7,635,122
                                                                  =============

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned ...................................$       3,541
(2) Withholding taxes ............................................       10,055

See Notes to Financial Statements

                                     MSF-74

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      SIX MONTHS
                                                                                                         ENDED         YEAR ENDED
                                                                                                     JUNE 30, 2000    DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                               (UNAUDITED)         1999
                                                                                                     -------------    -------------
OPERATIONS:
   Net investment income (loss) ..................................................................   $      74,942    $      60,070
   Net realized gain (loss) from investments, foreign currency holdings and futures contracts ....       1,104,409          711,764
   Unrealized appreciation (depreciation) of investments, foreign currency
    holdings and futures contracts ...............................................................       6,455,771        6,200,705
                                                                                                     -------------    -------------
   Net increase (decrease) in net assets resulting from operations ...............................       7,635,122        6,972,539
                                                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................................................................              --         (114,084)

   Net realized gain from investment transactions ................................................              --          (88,107)
                                                                                                     -------------    -------------
   Total Distributions (Note 4) ..................................................................              --         (202,191)
                                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares ..............................................................      70,611,663       38,762,034
   Net asset value of shares issued to shareholders in reinvestment of distributions .............              --          202,191
   Shares redeemed ...............................................................................        (611,329)      (1,072,755)
                                                                                                     -------------    -------------
   Net Capital Stock Transactions (Note 9) .......................................................      70,000,334       37,891,470
                                                                                                     -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................................      77,635,456       44,661,818
   NET ASSETS: Beginning of period ...............................................................      51,401,516        6,739,698
                                                                                                     -------------    -------------
   NET ASSETS: End of period .....................................................................   $ 129,036,972    $  51,401,516
                                                                                                     =============    =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE                                                              SIX MONTHS    YEAR ENDED DECEMBER 31,
                                                                                               ENDED       -----------------------
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                                             JUNE 30, 2000
                                                                                            (UNAUDITED)       1999        1998(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ......................................................   $  13.41      $  11.02      $  10.00
------------------------------------------------------------------------------------------------------------------------------------

Investment Operations:
   Net investment income ..................................................................       0.02          0.02          0.01
   Net realized and unrealized gain (loss) ................................................       0.99          2.43          1.02
                                                                                              --------      --------      --------
   Total From Investment Operations .......................................................       1.01          2.45          1.03
                                                                                              --------      --------      --------
Less Distributions:
   Dividends from net investment income ...................................................         --         (0.03)        (0.01)
   Distributions from net realized capital gains ..........................................         --         (0.03)           --
                                                                                              --------      --------      --------
   Total Distributions ....................................................................         --         (0.06)        (0.01)
                                                                                              --------      --------      --------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ............................................................   $  14.42      $  13.41      $  11.02
------------------------------------------------------------------------------------------------------------------------------------
   Total Return ...........................................................................       7.53%        22.23%        10.28%
Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ....................................................   $129,037     $  51,402      $  6,740
   Net expenses to average net assets (note 3) (1) ........................................       0.82%         0.87%         0.50%
   Operating expenses to average net assets before voluntary expense
    reimbursements (note 3) (1) ...........................................................       0.83%         1.31%         2.62%
   Net investment income to average net assets (1) ........................................       0.17%         0.23%         0.93%
   Net investment income to average net assets before voluntary
    expense reimbursements (note 3) (1) ...................................................       0.16%        (0.21)%       (1.19)%

   Portfolio Turnover (2) .................................................................      64.16%        46.48%         5.69%
------------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $95,509,624 and $27,959,148, respectively.

(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                     MSF-75

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

   FACE                                  INTEREST    MATURITY      VALUE
  AMOUNT             ISSUE                 RATE        DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: 20.9%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.2%
 $233,000      Raytheon Co.               6.750%      8/15/07   $ 218,910
--------------------------------------------------------------------------------
Asset Backed: 0.9%
  170,000      Bank One Credit Card
               Master Trust Ser. 95-B A   6.300%     10/15/02     169,733
  115,000      Chase Credit Card Owner
               Trust Ser. 99-3 A          6.660%      1/15/07     112,813
  200,000      Citibank Credit Card
               Master
               Trust I Ser. 97-2 A        6.550%      2/15/04     198,186
  228,000      Citibank Credit Card
               Master
               Trust I Ser. 98 A          5.300%       1/9/06     214,390
  175,000      First USA Credit Card
               Master Trust Ser. 98-9 A   5.280%      9/18/06     165,538
  200,000      Premier Auto Trust Ser.
               99-1 A4                    5.820%      10/8/03     195,312
  175,000      Sears Credit Account
               Master Trust Ser. 98-1 A   5.800%      8/15/05     173,796
                                                                ---------
                                                                1,229,768
--------------------------------------------------------------------------------
Automotive: 0.8%
  300,000      Delphi Automotive
               Systems Corp.              7.125%       5/1/29     255,771
  500,000      Ford Motor Co.             6.375%       2/1/29     410,055
  400,000      Ford Motor Co.             7.250%      10/1/08     385,132
                                                                ---------
                                                                1,050,958
--------------------------------------------------------------------------------
Banking: 2.1%
  230,000      Abn Amro Bank              7.750%      5/15/23     224,469
  260,000      Bank One Corp. Sr.         6.250%       9/1/00     259,662
  200,000     +Capital One Bank           6.700%      5/15/08     179,398
  151,000      Chase Manhattan Corp.
               Sub.                       7.125%       2/1/07     147,464
  500,000      Chase Manhattan Corp.
               Sub.                       7.875%      6/15/10     500,735
  500,000      Fleet National Bank        5.750%      1/15/09     432,110
  500,000     +Korea Development Bank     7.125%      4/22/04     483,695
  350,000      National Australia Bank    6.600%     12/10/07     334,673
               Ltd.
  250,000      Swiss Bank Corp.           7.750%       9/1/26     241,772
                                                                ---------
                                                                2,803,978
--------------------------------------------------------------------------------
Broadcasting: 0.2%
  250,000      Comcast Corporation        8.375%       5/1/07     257,573
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations: 1.3%
  200,000      Bear Stearns Commercial
               Mortgage Securities, Inc.
               Ser. 00-WF1 A2             7.780%      2/15/10     204,058
  250,000      Chase Commercial
               Mortgage Securities Corp.
               Ser. 98-2 A2               6.390%     11/18/08     233,656
  250,000      First Union Lehman
               Brothers Bank Ser. 98-C2
               A2                         6.560%     11/18/08     237,280
  250,000      LB Commercial Conduit
               Mortgage Trust Ser. 98-C4
               A1                         6.210%     10/15/08     231,105
  250,000      Morgan Stanley Capital,
               Inc. Ser. 98 A2            6.550%     12/15/07     238,255
  250,000      Morgan Stanley Capital,
               Inc. Ser. 98-WF A2         6.540%      5/15/08     237,420
  400,000      Structured Asset
               Securities Corp.           6.950%      3/12/07     387,625
                                                                ---------
                                                                1,769,399
--------------------------------------------------------------------------------
Drugs & Health Care: 0.1%
  145,000      Abbott Laboratories        5.600%      10/1/03     138,819
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.3%
  500,000      Carnival Corp. Sr.         6.150%      4/15/08     436,420
--------------------------------------------------------------------------------
Finance & Banking: 1.2%
  350,000      Bank of America Corp.      8.125%       2/1/02     353,608
  250,000      FINOVA Capital Corp.       6.440%      11/6/01     232,848
  500,000      Ford Motor Credit Co.      7.500%      6/15/03     498,830
  568,000      Ford Motor Credit Co. Sr.  8.200%      2/15/02     573,674
                                                                ---------
                                                                1,658,960
--------------------------------------------------------------------------------
Financial Services: 4.0%
 $300,000      Associates Corp. of North
               America Sr.                6.250%      11/1/08    $269,025
  250,000      CIT Group Holdings, Inc.   6.375%      10/1/02     243,272
  750,000      +Citigroup, Inc.           6.200%      3/15/09     688,222
  250,000      Equitable
               Companies, Inc.
               Sr.                        6.500%       4/1/08     230,325
  78,000       General Electric Capital
               Corp.                      8.375%       3/1/01      78,675
  500,000      Heller Financial, Inc.     5.875%      11/1/00     497,485
  800,000      Lehman Brothers Holdings,
               Inc.                       6.625%       2/5/06     747,512
  300,000      Liberty Financial Cos.,    7.625%     11/15/28     253,851
               Inc.
  500,000      Mellon Financial Co. Sr.   5.750%     11/15/03     471,665
  300,000      Merrill Lynch & Co., Inc.  6.000%      2/17/09     267,501
  200,000      Merrill Lynch & Co., Inc.  6.500%      7/15/18     169,730
  640,000      PaineWebber Group, Inc.
               Sr.                        6.550%      4/15/08     571,514
  300,000      PNC Funding Corp.          6.950%       9/1/02     296,343
  200,000      Standard Credit Card
               Master Trust I Ser. 94-2   7.250%       4/7/08     199,000
               A
  375,000      Western National Corp. Sr. 7.125%      2/15/04     367,369
                                                                ---------
                                                                5,351,489
--------------------------------------------------------------------------------
Food & Beverages: 0.7%
  200,000      +Coca Cola Enterprises,    6.375%       8/1/01     197,902
               Inc.
  800,000      Diageo PLC                 6.625%      6/24/04     777,448
                                                                ---------
                                                                  975,350
--------------------------------------------------------------------------------
Forest Products & Paper: 0.7%
  500,000      Abitibi Consolidated,      7.875%       8/1/09     476,685
               Inc.
  377,000      Georgia Pacific Corp.      9.500%      12/1/11     408,355
                                                                ---------
                                                                  885,040
--------------------------------------------------------------------------------

                                     MSF-76

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

   FACE                                  INTEREST    MATURITY      VALUE
  AMOUNT             ISSUE                 RATE        DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Industrials: 0.1%
 $160,000      Du Pont E I De Nemours &
               Co. Sr.                    6.500%      1/15/28   $ 140,667
--------------------------------------------------------------------------------
Liquor: 0.3%
  500,000      Seagram Ltd. Sr.           6.800%     12/15/08     470,200
--------------------------------------------------------------------------------
Multi-Industry: 0.5%
  375,000      Salomon, Inc.              6.650%      7/15/01     372,060
  400,000      Tyco International
               Group SA                   6.875%      1/15/29     337,908
                                                                ---------
                                                                  709,968
--------------------------------------------------------------------------------
Office & Business Equipment: 0.4%
  425,000      International Business
               Machines Corp.             8.375%      11/1/19     472,770
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.4%
  200,000      Coastal Corp. Sr.          7.750%     10/15/35     190,414
  400,000      Conoco, Inc.               5.900%      4/15/04     381,972
                                                                ---------
                                                                  572,386
--------------------------------------------------------------------------------
Printing & Publishing: 0.3%
  418,000      Time Warner, Inc. Sr.      9.125%      1/15/13     458,086
--------------------------------------------------------------------------------
Real Estate: 0.4%
  200,000      Equity Office Properties
               Trust                      6.375%      2/15/03     192,228
  350,000      Spieker Properties, Inc.   7.350%      12/1/17     305,116
                                                                ---------
                                                                  497,344
--------------------------------------------------------------------------------
Restaurant: 0.3%
  497,000      McDonald's Corp.           5.950%      1/15/08     457,016
--------------------------------------------------------------------------------
Retail Grocery: 0.4%
  500,000      Safeway, Inc.              7.000%      9/15/02     494,405
--------------------------------------------------------------------------------
Retail Trade: 1.5%
  447,000      Dayton Hudson Corp.        6.400%      2/15/03     437,019
  850,000      Federated Department
               Stores, Inc. Sr.           6.300%       4/1/09     746,895
  400,000      +Wal-Mart Stores, Inc.     6.150%      8/10/01     396,536
  500,000      Wal-Mart Stores, Inc.      6.875%      8/10/09     488,435
                                                                ---------
                                                                2,068,885
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 1.1%
  500,000      AT&T Corp.                 6.000%      3/15/09     444,605
  500,000      AT&T Corp.                 6.500%      3/15/29     419,835
  650,000      Lucent Technologies, Inc.  6.450%      3/15/29     569,777
                                                                ---------
                                                                1,434,217
--------------------------------------------------------------------------------
Transportation-Airlines: 0.6%
  500,000      Delta Air Lines, Inc.      7.700%     12/15/05     482,035
  300,000      Delta Air Lines, Inc.      9.750%      5/15/21     299,001
                                                                ---------
                                                                  781,036
--------------------------------------------------------------------------------
Transportation-Railroad: 0.2%
  300,000      Union Pacific Corp.        7.600%       5/1/05     298,398
--------------------------------------------------------------------------------
Utilities-Electric: 0.9%
  235,000      Commonwealth Edison Co.    6.400%     10/15/05     220,362
  150,000      Consolidated Edison Co.,
               Inc.                       6.450%      12/1/07     139,365
  600,000      Puget Sound Energy, Inc.
               Sr.                        7.960%      2/22/10     605,340
  350,000      Southern California
               Edison Co.                 6.650%       4/1/29     298,732
                                                                ---------
                                                                1,263,799
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.5%
  400,000      KN Energy, Inc. Sr.        6.650%       3/1/05     380,968
  350,000      Occidental Petroleum Corp.
               Sr.                        7.375%     11/15/08     338,345
                                                                ---------
                                                                  719,313
--------------------------------------------------------------------------------
Utilities-Telephone: 0.5%
  536,000      MCI WorldCom, Inc.         6.125%      8/15/01     528,475
  125,000      MCI WorldCom, Inc.         6.400%      8/15/05     118,990
  100,000      New York Telephone Co.     5.875%       9/1/03      95,614
                                                                ---------
                                                                  743,079
--------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS
               (Cost: $29,924,427) ..........................  28,358,233
                                                               ----------
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 47.1%
--------------------------------------------------------------------------------
  1,650,000    Federal Farm Credit
               Banks, Consolidated        6.380%     11/27/06   1,585,551
    360,000    Federal Home Loan Bank     5.250%      4/25/02     349,819
    485,000    Federal Home Loan Bank     5.500%      7/14/00     484,922
    300,000    Federal Home Loan Bank     5.875%      9/17/01     296,484
    936,787    Federal Home Loan Bank     6.000%       2/1/29     858,331
    498,832    Federal Home Loan Bank     6.000%       5/1/29     457,055
    400,000    Federal Home Loan Bank     6.340%      6/13/05     388,064
    964,540    Federal Home Loan Bank     6.500%       6/1/29     911,490
    891,709    Federal Home Loan Bank     6.500%       2/1/30     841,551
    644,832    Federal Home Loan Bank     6.500%      10/1/29     608,561
    495,020    Federal Home Loan Bank     6.500%       9/1/29     467,175
    292,186    Federal Home Loan Bank     6.500%       9/1/29     276,115
    848,399    Federal Home Loan Bank     7.000%       7/1/29     820,292
    577,958    Federal Home Loan Bank     7.000%       7/1/29     558,452
    547,696    Federal Home Loan Bank     7.000%       7/1/29     529,212
    536,187    Federal Home Loan Bank     7.000%       6/1/11     528,476
    491,584    Federal Home Loan Bank     7.000%      11/1/28     475,298
    446,004    Federal Home Loan Bank     7.000%       4/1/29     431,228
    277,965    Federal Home Loan Bank     7.000%       5/1/29     268,756
     80,853    Federal Home Loan Bank     7.000%       5/1/29      78,174
     36,556    Federal Home Loan Bank     7.000%       6/1/29      35,345
     14,210    Federal Home Loan Bank     7.000%       3/1/26      13,788
  2,451,891    Federal Home Loan Bank     7.500%      10/1/29   2,418,937
  1,238,221    Federal Home Loan Bank     7.500%      10/1/27   1,222,743
    553,002    Federal Home Loan Bank     7.500%       8/1/24     547,991
    374,541    Federal Home Loan Bank     7.500%      10/1/26     371,848
    357,581    Federal Home Loan Bank     7.500%      11/1/24     354,788
    584,721    Federal Home Loan Bank     8.000%      10/1/28     588,919
    289,621    Federal Home Loan Bank     8.000%       2/1/27     291,342
  3,709,000    Federal Home Loan
               Mortgage Corp.             5.500%      5/15/02   3,617,425


                                     MSF-77

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    FACE                                 INTEREST    MATURITY      VALUE
   AMOUNT             ISSUE                RATE        DATE      (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
 $400,000      Federal Home Loan
               Mortgage Corp.             5.000%      1/15/04 $   374,688
1,050,000      Federal Home Loan
               Mortgage Corp.             6.250%     10/15/02   1,034,418
  500,000      Federal Home Loan
               Mortgage Corp.             6.890%      10/3/05     485,705
  370,000      Federal National Mortgage
               Assoc.                     5.250%      1/15/09     326,122
  350,000      Federal National Mortgage
               Assoc.                     5.360%      2/16/01     346,500
  245,000      Federal National Mortgage
               Assoc.                     5.375%      3/15/02     238,990
  550,000      Federal National Mortgage
               Assoc.                     5.875%       2/2/06     518,974
  938,711      Federal National Mortgage
               Assoc.                     6.000%       3/1/14     889,128
  551,604      Federal National Mortgage
               Assoc.                     6.000%       7/1/14     521,608
  519,381      Federal National Mortgage
               Assoc.                     6.000%       7/1/14     491,137
  356,075      Federal National Mortgage
               Assoc.                     6.000%       9/1/14     336,712
  283,481      Federal National Mortgage
               Assoc.                     6.000%       7/1/14     268,065
  221,035      Federal National Mortgage
               Assoc.                     6.000%       6/1/14     209,015
1,150,000     +Federal National Mortgage
               Assoc.                     6.160%       8/7/28   1,006,790
  300,000      Federal National Mortgage
               Assoc.                     6.210%       8/6/38     261,936
  900,000     +Federal National Mortgage
               Assoc.                     6.250%      5/15/29     809,298
  600,000      Federal National Mortgage
               Assoc.                     6.490%      3/19/02     595,032
2,841,757      Federal National Mortgage
               Assoc.                     6.500%       4/1/29   2,681,908
  829,791      Federal National Mortgage
               Assoc.                     6.500%       3/1/29     783,115
  802,382      Federal National Mortgage
               Assoc.                     6.500%       6/1/13     774,796
  807,488      Federal National Mortgage
               Assoc.                     6.500%       3/1/29     762,066
  773,420      Federal National Mortgage
               Assoc.                     6.500%       1/1/13     746,830
  596,669      Federal National Mortgage
               Assoc.                     6.500%       4/1/29     563,107
  452,582      Federal National Mortgage
               Assoc.                     6.500%       6/1/13     437,022
  444,757      Federal National Mortgage
               Assoc.                     6.500%       6/1/14     428,634
  388,717      Federal National Mortgage
               Assoc.                     6.500%       4/1/29     366,852
  319,704      Federal National Mortgage
               Assoc.                     6.500%       5/1/29     301,720
  245,840      Federal National Mortgage
               Assoc.                     6.500%       8/1/29     231,781
   50,117      Federal National Mortgage
               Assoc.                     6.500%       7/1/13      48,394
   28,872      Federal National Mortgage
               Assoc.                     6.500%       4/1/13      27,879
  988,183      Federal National Mortgage
               Assoc.                     7.000%       1/1/29     956,680
  882,591      Federal National Mortgage
               Assoc.                     7.000%      12/1/29     851,974
  868,247      Federal National Mortgage
               Assoc.                     7.000%       9/1/29     838,127
  680,792      Federal National Mortgage
               Assoc.                     7.000%       4/1/12     669,940
  670,317      Federal National Mortgage
               Assoc.                     7.000%       2/1/14     650,208
  670,251      Federal National Mortgage
               Assoc.                     7.000%       8/1/29     647,000
  554,613      Federal National Mortgage
               Assoc.                     7.000%      10/1/28     536,932
  440,050      Federal National Mortgage
               Assoc.                     7.000%      11/1/29     424,785
  257,524      Federal National Mortgage
               Assoc.                     7.000%      10/1/28     248,832
  236,340      Federal National Mortgage
               Assoc.                     7.000%       8/1/29     228,141
  231,002      Federal National Mortgage
               Assoc.                     7.000%      11/1/28     223,206
  195,367      Federal National Mortgage
               Assoc.                     7.000%       9/1/28     188,773
   73,826      Federal National Mortgage
               Assoc.                     7.000%      10/1/29      71,265
   70,006      Federal National Mortgage
               Assoc.                     7.000%      12/1/29      67,578
   49,370      Federal National Mortgage
               Assoc.                     7.000%       6/1/26      47,843
   28,681      Federal National Mortgage
               Assoc.                     7.000%       9/1/29      27,686
   26,728      Federal National Mortgage
               Assoc.                     7.000%       9/1/29      25,801
4,300,000      Federal National Mortgage
               Assoc.                     7.100%     10/18/04   4,268,438
1,000,000      Federal National Mortgage
               Assoc.                     7.500%      7/30/30     985,780
  783,464      Federal National Mortgage
               Assoc.                     7.500%      10/1/29     772,198
  689,942      Federal National Mortgage
               Assoc.                     7.500%       3/1/28     680,676
  603,140      Federal National Mortgage
               Assoc.                     7.500%       9/1/25     596,354
  601,817      Federal National Mortgage
               Assoc.                     7.500%       6/1/26     595,046
  375,992      Federal National Mortgage
               Assoc.                     7.500%      10/1/29     370,586
   44,819      Federal National Mortgage
               Assoc.                     7.500%       9/1/27      44,217


                                        MSF-78

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    FACE                                 INTEREST    MATURITY        VALUE
   AMOUNT             ISSUE                RATE        DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
  $38,511      Federal National Mortgage
               Assoc.                     7.500%      11/1/27    $   37,993
   24,256      Federal National Mortgage
               Assoc.                     7.500%       8/1/28        23,931
   10,772      Federal National Mortgage
               Assoc.                     7.500%      12/1/27        10,627
1,000,000      Federal National Mortgage
               Assoc.                     8.000%      7/30/30     1,004,220
   32,771      Federal National Mortgage
               Assoc.                     8.000%      11/1/29        32,904
   21,955      Federal National Mortgage
               Assoc.                     8.000%      10/1/26        22,051
  382,112      Government National
               Mortgage Assoc.            6.000%      1/15/29       351,899
  838,357      Government National
               Mortgage Assoc.            6.500%     11/15/28       795,911
  727,705      Government National
               Mortgage Assoc.            6.500%      7/15/28       690,861
  521,992      Government National
               Mortgage Assoc.            6.500%      12/1/28       495,564
  345,924      Government National
               Mortgage Assoc.            6.500%      7/15/29       328,303
  210,508      Government National
               Mortgage Assoc.            6.500%     12/15/28       199,850
  129,548      Government National
               Mortgage Assoc.            6.500%      5/15/23       123,718
  595,507      Government National
               Mortgage Assoc.            7.000%      4/15/28       578,940
  553,622      Government National
               Mortgage Assoc.            7.000%      5/15/28       538,220
  473,943      Government National
               Mortgage Assoc.            7.000%      1/15/28       460,758
  472,346      Government National
               Mortgage Assoc.            7.000%      6/15/28       459,205
  395,960      Government National
               Mortgage Assoc.            7.000%      6/15/29       384,821
  373,165      Government National
               Mortgage Assoc.            7.000%      1/15/28       362,784
  353,079      Government National
               Mortgage Assoc.            7.000%     10/15/28       343,256
  329,631      Government National
               Mortgage Assoc.            7.000%      6/15/28       320,461
  178,623      Government National
               Mortgage Assoc.            7.000%      5/15/28       173,653
  158,939      Government National
               Mortgage Assoc.            7.000%     10/15/28       154,517
   19,357      Government National
               Mortgage Assoc.            7.000%      4/15/27        18,824
  504,484      Government National
               Mortgage Assoc.            7.500%      8/15/29       500,857
  239,013      Government National
               Mortgage Assoc.            7.500%      8/15/29       237,295
  467,619      Government National
               Mortgage Assoc.            8.000%      6/15/29       472,585
  463,677      Government National
               Mortgage Assoc.            8.000%      6/15/29       468,602
  288,019      Government National
               Mortgage Assoc.            8.000%      8/15/26       291,260
  259,302      Government National
               Mortgage Assoc.            8.000%      9/15/26       262,219
  235,747      Government National
               Mortgage Assoc.            8.000%      5/15/27       238,399
  233,182      Government National
               Mortgage Assoc.            8.000%      4/15/27       235,805
   43,850      Government National
               Mortgage Assoc.            8.000%      9/15/16        44,658
  572,737      Government National
               Mortgage Assoc.            9.000%     11/15/24       597,788
--------------------------------------------------------------------------------
               TOTAL FEDERAL AGENCY OBLIGATIONS
               (Cost: $65,356,280) ...........................   63,827,159
                                                                 ----------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 28.1%
--------------------------------------------------------------------------------
  250,000     +U.S. Treasury Bond         5.250%      2/15/29       221,875
  800,000      U.S. Treasury Bond         5.500%      8/15/28       733,752
1,050,000     +U.S. Treasury Bond         6.125%     11/15/27     1,047,701
  200,000      U.S. Treasury Bond         6.375%      8/15/27       205,968
  165,000      U.S. Treasury Bond         6.625%      2/15/27       175,184
  500,000     +U.S. Treasury Bond         6.750%      8/15/26       538,045
  595,000     +U.S. Treasury Bond         8.125%      8/15/19       719,301
  315,000      U.S. Treasury Bond         8.750%      8/15/20       404,970
2,625,000     +U.S. Treasury Bond         8.875%      2/15/19     3,378,454
  570,000     +U.S. Treasury Bond         8.875%      8/15/17       726,573
5,350,000     +U.S. Treasury Bond         9.250%      2/15/16     6,942,481
  385,000      U.S. Treasury Bond        10.375%     11/15/12       473,369
  270,000      U.S. Treasury Bond        13.875%      5/15/11       366,231
  250,000     +U.S. Treasury Note         5.625%      9/30/01       247,343
  900,000     +U.S. Treasury Note         5.750%      8/15/03       884,673
  550,000     +U.S. Treasury Note         5.875%      9/30/02       543,901
3,750,000      U.S. Treasury Note         6.250%      2/28/02     3,737,100
  600,000     +U.S. Treasury Note         6.250%      8/31/02       597,936
1,200,000     +U.S. Treasury Note         6.500%      8/15/05     1,212,372
  400,000     +U.S. Treasury Note         6.500%     10/15/06       404,812
3,310,000     +U.S. Treasury Note         7.000%      7/15/06     3,429,987
1,450,000     +U.S. Treasury Note         7.250%      8/15/04     1,499,169
5,000,000     +U.S. Treasury Note         7.875%      8/15/01     5,073,450
4,230,000      U.S. Treasury Note         7.875%     11/15/04     4,479,189
--------------------------------------------------------------------------------
               TOTAL FEDERAL TREASURY OBLIGATIONS
               (Cost: $39,060,853) ............................. 38,043,836
                                                                 ----------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 0.1%
--------------------------------------------------------------------------------
  190,000      California Infrastructure
               Ser. 97-1 A8               6.480%     12/26/09       182,106
--------------------------------------------------------------------------------
               TOTAL STATE AGENCY OBLIGATIONS
               (Cost: $188,412) ................................    182,106
                                                                 ----------
--------------------------------------------------------------------------------

                                       MSF-79

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

   FACE                                  INTEREST    MATURITY        VALUE
  AMOUNT             ISSUE                 RATE        DATE        (NOTE 1A)
--------------------------------------------------------------------------------
YANKEE BONDS: 2.7%
--------------------------------------------------------------------------------
  $45,000      Asian Development Bank     5.750%      5/19/03    $   43,455
1,000,000      Norsk Hydro A S            6.700%      1/15/18       876,430
1,000,000      PDVSA Finance Ltd.         6.450%      2/15/04       912,500
  350,000      Province of Quebec         7.500%      7/15/23       342,641
  415,000      Province of Quebec         8.800%      4/15/03       432,697
   50,000      Republic of Finland        7.875%      7/28/04        51,602
  200,000      Republic of Korea          8.875%      4/15/08       206,750
  200,000      Transcanada Pipelines      9.125%      4/20/06       210,118
               Ltd.
  500,000     +United Mexican States      9.875%       2/1/10       522,500
--------------------------------------------------------------------------------
               TOTAL YANKEE BONDS
               (Cost: $3,743,608) ............................    3,598,693
                                                                 ----------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.7%
--------------------------------------------------------------------------------
  400,000      Federal Home Loan Bank     6.440%      7/19/00       398,712
1,900,000      Goldman Sachs Group LP     6.580%      7/19/00     1,893,749
--------------------------------------------------------------------------------
               TOTAL SHORT TERM OBLIGATIONS
               (Cost: $2,292,461) ............................    2,292,461
                                                                 ----------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 100.6%
               (Cost: $140,566,041) ..........................  136,302,488
               OTHER ASSETS LESS LIABILITIES (0.6)% ..........     (879,571)
                                                               ------------
               TOTAL NET ASSETS: 100.0% ...................... $135,422,917
                                                               ============
--------------------------------------------------------------------------------
LEGEND:
+ Securities on loan.

SECURITIES ON LOAN: (Note 7)
As of June 30, 2000, the market value of securities loaned was 15,173,779 with collateral backing valued at $15,451,086.

See Notes to Financial Statements.

                                     MSF-80

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO         JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

  Investments, at value (Note 1A) (1) ........................  $ 136,302,488
  Cash .......................................................        162,045
  Foreign currencies held at value (2) .......................             --
  Receivable for investment securities sold ..................             --
  Receivable for fund shares sold ............................             --
  Receivable for dividends and interest ......................      1,975,778
  Daily variation on futures contracts (Note 11) .............             --
  Unrealized appreciation on forward contracts (Note 10) .....             --
  Collateral for securities loaned (Note 7) ..................     15,451,086
  Other assets ...............................................            206
                                                                -------------
    Total Assets .............................................    153,891,603
                                                                -------------

LIABILITIES:

  Payable for investment securities purchased ................      1,981,094
  Payable for capital stock repurchased ......................        994,482
  Unrealized depreciation on forward contracts (Note 10) .....             --
  Return of collateral for securities loaned (Note 7) ........     15,451,086
  Bank overdraft .............................................             --
  Accrued investment management fee (Note 3) .................         27,777
  Accrued expenses and other liabilities .....................         14,247
                                                                -------------
    Total Liabilities ........................................     18,468,686
                                                                -------------

  NET ASSETS: ................................................  $ 135,422,917
                                                                =============

COMPOSITION OF NET ASSETS:

  Paid-in-capital ............................................    136,859,909
  Undistributed (overdistributed) net investment income (loss)      4,413,822
  Net unrealized appreciation (depreciation) .................     (4,263,553)
  Accumulated net realized gain (loss) .......................     (1,587,261)
                                                                -------------
    Net Assets ...............................................  $ 135,422,917
                                                                =============
    Shares Outstanding .......................................     13,794,843
                                                                =============
    Net Asset Value Per Share ................................  $        9.82
                                                                =============
--------------------------------------------------------------------------------
  Notes:
  (1) Investments, at cost ...................................  $ 140,566,041
  (2) Cost of foreign currency ...............................             --


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest (Note 1B) (1) .....................................  $   4,630,308
  Dividends (Note 1B) ........................................             --
                                                                -------------
  Total Investment Income, Net of Withholding Taxes (2) ......      4,630,308
                                                                -------------

EXPENSES:

  Investment management fee (Note 3A) ........................        165,427
  Printing and distribution fees .............................          9,694
  Custodian and transfer agent fees ..........................         53,176
  Audit and tax service fees .................................          6,534
  Directors fees .............................................          3,864
  Insurance fees .............................................          1,854
  Other operating expenses ...................................          2,364
                                                                -------------
  Total expenses before reimbursement / reduction ............        242,913
  Less: expense reimbursement ................................             --
        expense reduction (Note 1H) ..........................             --
                                                                -------------
  Net expenses ...............................................        242,913
                                                                -------------
    Net Investment Income (Loss) .............................      4,387,395
                                                                -------------

NET REALIZED GAIN (LOSS) ON:

  Investments ................................................       (131,132)
  Foreign currency transactions ..............................             --
  Futures contracts ..........................................             --
                                                               --------------
    Net Realized Gain (Loss) .................................       (131,132)
                                                               --------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

  Beginning of period investments, foreign currency
   holdings and futures contracts (Notes 8,10,11) ............     (5,066,061)
  End of period investments, foreign currency holdings
   and futures contracts (Notes 8,10,11) .....................     (4,263,553)
                                                               --------------
    Net Unrealized Appreciation (Depreciation) ...............        802,508
                                                               --------------
    Net Increase (Decrease) in Net Assets Resulting From
     Operations .............................................. $    5,058,771
                                                               ==============

--------------------------------------------------------------------------------
  Notes:
  (1) Income on securities loaned ............................ $       17,395
  (2) Withholding taxes ......................................             --


See Notes to Financial Statements

                                     MSF-81


Metropolitan Series Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO                                                                      JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                                   SIX MONTHS
---------------------------------------------------------                                               ENDED          YEAR ENDED
                                                                                                    JUNE 30, 2000      DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                              (UNAUDITED)           1999
                                                                                                    -------------     -------------
OPERATIONS:
  Net investment income (loss) ..................................................................   $   4,387,395     $   5,824,194
  Net realized gain (loss) from investments, foreign currency holdings and futures contracts ....        (131,132)       (1,477,839)
  Unrealized appreciation (depreciation) of investments, foreign currency holdings and futures
   contract .....................................................................................         802,508        (5,299,268)
                                                                                                    -------------     -------------
  Net increase (decrease) in net assets resulting from operations ...............................       5,058,771          (952,913)
DISTRIBUTIONS TO SHAREHOLDERS:                                                                      -------------     -------------
  Net investment income .........................................................................              --        (5,774,526)
  Net realized gain from investment transactions ................................................              --           (23,810)
                                                                                                    -------------     -------------
  Total Distributions (Note 4) ..................................................................              --        (5,798,336)
                                                                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..............................................................       4,601,684        73,753,353
  Net asset value of shares issued to shareholders in reinvestment of distributions .............              --         5,798,336
  Shares redeemed ...............................................................................      (3,576,198)       (2,271,305)
                                                                                                    -------------     -------------
  Net Capital Stock Transactions (Note 9)  ......................................................       1,025,486        77,280,384
                                                                                                    -------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................       6,084,257        70,529,135
  NET ASSETS: Beginning of period ...............................................................     129,338,660        58,809,525
                                                                                                     ------------      ------------
  NET ASSETS: End of period .....................................................................    $135,422,917      $129,338,660
                                                                                                     ============      ============
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                                                     SIX MONTHS       YEAR ENDED
(FOR A SHARE OUTSTANDING throughout EACH PERIOD)                                                      ENDED          DECEMBER 31,
                                                                                                  JUNE 30, 2000  ------------------
                                                                                                   (UNAUDITED)     1999    1998(4)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .............................................................     $ 9.45     $ 10.06   $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income ..........................................................................       0.32        0.48      0.07
  Net realized and unrealized gain (loss) ........................................................       0.05       (0.62)     0.07
                                                                                                       ------     -------   -------
  Total From Investment Operations ...............................................................       0.37       (0.14)     0.14
                                                                                                       ------     -------   -------
Less Distributions:
  Dividends from net investment income ...........................................................         --       (0.47)    (0.08)
  Distributions from net realized capital gains ..................................................         --          --(3)     --
                                                                                                       ------     -------   -------
  Total Distributions ............................................................................         --       (0.47)    (0.08)
                                                                                                       ------     -------   -------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ...................................................................     $  9.82    $   9.45    10.06
------------------------------------------------------------------------------------------------------------------------------------
  Total Return ...................................................................................        3.92%      (1.37)%   1.38%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ............................................................    $135,423    $129,339  $58,810
  Net expenses to average net assets (note 3) (1) ................................................        0.36%       0.40%    0.42%
  Operating expenses to average net assets before voluntary expense reimbursements (note 3) (1) ..          NA          NA     0.59%
  Net investment income to average net assets (1) ................................................        6.59%       0.40%    5.28%
  Net investment income to average net assets before voluntary expense reimbursements
   (note 3) (1) ..................................................................................          NA          NA     5.11%
  Portfolio Turnover (2) .........................................................................       18.21%      96.19%   11.08%

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to$24,287,811 and $11,826,178, respectively.
(3)  Less than $.005 per share.
(4) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.



                                     MSF-82

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            VALUE
SHARES              ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 96.1%
--------------------------------------------------------------------------------
Australia: 2.4%
    4,300     +Amcor Ltd.                                $  15,080
    9,700      AMP Ltd.                                     99,009
    2,100      Australia Gas & Light Co., Ltd.              12,546
    9,368   * +Boral Ltd.                                   11,812
    1,834      Brambles Industries Ltd.                     56,530
    1,000     +British American Tobacco PLC                  6,304
   16,230      Broken Hill Proprietary Co.                 192,460
   15,108      Coca-Cola Amatil Ltd.                        29,481
    9,329      Coles Myer Ltd.                              35,927
   10,641     +Commonwealth Bank of Australia              176,914
    4,700      Computershare Ltd.                           24,241
    1,500      CSL Ltd.                                     29,752
    5,900     +CSR Ltd.                                     16,437
   12,600      David Jones Ltd.                              9,396
    4,100      Delta Gold NL                                 3,055
    4,100      F.H. Faulding & Co. Limited                  20,147
   15,417      Fosters Brewing Group Ltd.                   43,506
    6,300      Futuris Corp., Ltd.                           6,922
   18,700      General Property Trust                       30,203
    4,500      Iluka Resources                              12,918
    6,300      James Hardie Industries Ltd.                 16,602
    2,300      Leighton Holdings Ltd.                        7,430
    4,086      Lend Lease Corp.                             52,275
   15,300      MIM Holdings Ltd.                             8,268
   13,211      National Australia Bank                     221,291
    2,600     *Newcrest Mining Ltd.                          7,025
   18,800      News Corp., Ltd.                            259,622
   16,500      Normandy Mining Ltd.                          8,916
   14,349      North Ltd.                                   34,031
    1,500      Orica Ltd.                                    6,825
    6,600      Pacific Dunlop Ltd.                           5,905
    1,434     *Paperlinx Ltd.                                2,729
    2,100      QBE Insurance Group Ltd.                     10,304
    2,332      Rio Tinto Ltd.                               38,672
    9,953      Santos Ltd.                                  30,418
    5,400      Schroders Property Fund                       7,555
    1,700      Smith (Howard) Ltd.                           8,329
    4,900      Sons Of Gwalia Ltd.                          15,446
    3,800      Southcorp Ltd.                               10,997
    3,600      Stockland Trust Group                         7,619
    6,096      Suncorp-Metway Ltd.                          31,558
    2,487      Tab Corp. Holdings Ltd.                      14,335
   70,782      Telstra Corp., Ltd.                         288,143
    1,700      Wesfarmers Ltd.                              13,576
   18,800      Westfield Trust                              36,584
   16,400     +Westpac Banking Ltd.                        118,655
    9,234      WMC Ltd.                                     41,432
    9,459      Woolworths Ltd.                              35,013
                                                        ----------
               Total Investments in Australia            2,172,195
--------------------------------------------------------------------------------
Austria: 0.2%
      300      Austria Tabakwerke AG                        11,158
      913      Bank Austria AG                              44,652
      100      Bbag Oesterreichische Brau-Beteiligungs       4,552
      100      Bohler Uddeholm AG                            3,513
      200      Flughafen Wien AG                             7,149
      120      Generali Holding Vienna AG                   19,383
      100      Lenzing AG                                    5,943
      300      Mayr-Melnhof Karton AG                       14,250
      280      Oesterreichische Elektrizitaetswirtsch
               Cl. A.                                       28,854
      200      OMV Handels AG                               17,446
      100      VA Technologie AG (bearer shares)             5,290
      400      Wienerberger Baustoffindustrie AG             9,122
                                                        ----------
               Total Investments in Austria                171,312
--------------------------------------------------------------------------------
Belgium: 0.8%
    2,912      Bankverzekerin KBC                          128,684
       90      Barco NV                                     10,137
      310     +Bekaert NV                                   16,077
      300      Colruyt Etn.Fr. NV                           12,763
      400     +Delhaize-Le Lion SA                          24,022
      487     +Electrabel SA                               120,863
    6,652      Fortis (B)                                  194,357
      100     +Glaverbel SA                                  7,477
      200      GPE Bruxelles                                50,134
       51      SA D'leteren NV                              12,955
      810     +Solvay SA                                    54,740
    1,535     +UCB SA                                       56,621
                                                        ----------
               Total Investments in Belgium                688,830
--------------------------------------------------------------------------------
Denmark: 0.7%
      400      Bang & Olufsen A/S                           13,672
      400      Carlsberg A/S Cl. B                          12,182
       10      Dampskibsselskabet af 1912 A/S Cl. B        106,654
        6      Dampskibsselskabet Svendborg A/S Cl. B       89,050
      300      Danisco A/S                                  10,062
      400      Den Danske Bank                              48,316
      700      FLS Industries A/S Ser. B                    10,794
      200      Group 4 Falck A/S                            32,228
      500     *ISS A/S                                      38,229
      200     *Navision Software A/S                         8,352
      600      Novo-Nordisk A/S Ser. B                     102,542
      800      SAS Danmark A/S                               6,733
    2,000      Tele Danmark A/S                            135,181
    1,000      Vestas Wind Systems AS                       36,879
      500      William Demant Holding A/S                   14,842
                                                        ----------
               Total Investments in Denmark                665,716
--------------------------------------------------------------------------------
Finland: 3.0%
      600      Amer-Yhtyma Oyj                              16,564
      500     +Asko Oyj                                      9,466
      300      Finnlines Oyj                                 6,528
      200     +Instrumentarium Oyj Cl. B                     4,793
    1,300      Kemira Oyj                                    6,356
    1,000      Kesko                                        10,209
      400      Metra Oyj AB Cl. B                            6,921
      700      Metso Oyj                                     8,455
   43,400      Nokia Oyj                                 2,223,668
      700      Outokumpu Oyj Cl. A                           6,710


                                     MSF-83

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            VALUE
SHARES              ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:  (Continued)
--------------------------------------------------------------------------------
Finland: (Continued)
      700      Oyj Hartwall Abp                            $   14,091
      200      Pohjola Insurance Group Ser. B                   7,097
      900      Raisio Yhtyma Oyj                                1,786
    1,600      Rautaruukki Oyj                                  7,592
      500      Sampo Ser. A                                    20,370
    6,600      Sonera Oyj                                     302,099
      600      Tieto Corporation Oyj                           20,102
    2,500     +UPM-Kymmene Corp. Oyj                           62,308
                                                           ----------
               Total Investments in Finland                 2,735,115
--------------------------------------------------------------------------------
France: 11.1%
    1,500      Accor SA                                        61,728
    7,150      Adventis SA                                    523,982
      841      Air Liquide                                    110,123
   10,445      Alcatel                                        687,856
    3,465      AXA-UAP                                        548,049
    3,968      Banque Nationale de Paris                      383,411
      500      BIC                                             24,588
      278     *Bouygues SA                                    186,541
    1,133      Canal+                                         191,150
    1,071      Cap Gemini                                     189,417
    6,384      Carrefour SA                                   438,166
      778     +Casino Guich Perrachon                          72,341
      140      Club Mediterranee SA                            19,043
      183      Coflexip SA                                     22,279
      200     *CPR                                              7,381
    1,122      Dassault Systems SA                            105,080
      200      Eridania Beghin-Say                             19,670
      100      Essilor International SA                        28,777
       31      Eurafrance SA                                   14,903
    9,090      France Telecom SA                            1,275,667
      100      Gecina                                          10,746
    1,456      Groupe Danone                                  194,003
      162      Groupe GTM                                      15,219
      100      Imetal                                          11,656
      596      L' Oreal SA                                    518,186
      900      Lafarge SA (bearer shares)                      70,226
    1,122      Lagardere Sca (registered shares)               86,043
      899     *LVMH Moet Hennessy Louis Vuitton               372,199
    1,319      Michelin Cl. B (registered shares)              42,496
      745      Pechiney International NV Cl. A                 31,208
      500      Pernod Ricard                                   27,320
      400      Peugeot SA                                      80,598
    1,074      Pinault-Printemps-Redoute SA                   239,570
      100      Publicis SA                                     39,398
      100      Sagem SA                                       117,715
      764      Saint-Gobain                                   103,703
    6,597      Sanofi-Synthelabo SA                           315,558
    1,475     +Schneider SA                                   103,216
      291      Sidel SA                                        23,697
    3,776      Society General de France SA                   228,037
      300      Sodexho Alliance                                54,640
    7,914      STMicroelectronics NV                          500,694
    1,790      Suez Lyonnaise Des Eaux SA                     314,863
      154      Technip SA                                      18,704
    1,468      Thomson-C.S.F.                                  58,061
    6,650      Total Fina SA                                1,023,763
    1,800     +Usinor Sacilor                                  22,051
      813      Valeo SA                                        43,643
    5,348      Vivendi SA                                     473,948
                                                          -----------
               Total Investments in France                 10,051,313
--------------------------------------------------------------------------------
Germany: 8.0%
      300     +Adidas-Salomon AG                               16,662
      500      AGIV AG                                          5,325
    2,200     +Allianz Holdings AG (registered shares)        793,578
    5,550      BASF AG                                        223,979
    6,800      Bayer AG                                       266,472
    3,700      Bayerische Hypo- und Vereinsbank AG            239,975
      800      Beiersdorf AG Ser. ABC                          69,018
    1,050     +Bilfinger & Berger Bau-AG                       13,860
      200     *Brau Und Brunnen AG                              8,589
      660      Buderus AG                                      10,534
      700      Continental AG                                  11,810
    9,050      DaimlerChrysler AG (registered shares)         473,928
    5,400      Deutsche Bank AG (registered shares)           446,204
   26,950      Deutsche Telekom AG (registered shares)      1,544,872
    4,550      Dresdner Bank AG (registered shares)           187,984
    1,100     +EM.TV & Merchandising AG                        65,059
    1,000     +FAG Kugelfischer Georg Schaefer AG               7,573
      800      Fresenius Medical Care AG                       64,049
      600      GEHE AG                                         19,843
      432      Heidelberger Zement AG                          26,752
      400      Hochtief AG                                     12,232
      600      Holsten-Brauerei AG                             10,456
      600      Holsten-Brauerei AG rts.                           719
      900      IWKA AG                                         14,235
      800     +Kamps AG                                        25,690
    1,300      Karstadt Quelle AG                              34,020
      870      Linde AG                                        35,110
    3,100      Lufthansa AG (registered shares)                71,943
      900      MAN AG                                          27,314
    1,750      Merck KGaA                                      56,197
    2,800     +Metro AG                                        99,283
    1,550      Muenchener Rueckversicherungs AG
               (registered shares)                            488,833
    1,350      Preussag AG                                     43,805
    4,350     +RWE AG                                         148,030
    1,200      SAP AG                                         222,584
    2,100      Schering AG                                    115,548
    5,250      Siemens AG (registered shares)                 795,150
    5,100      Thyssen Krupp AG                                83,354
    6,930     +VEBA AG                                        335,473
    2,950      Volkswagen AG (Pvt.)                           112,237
    1,650      WCM Beteiligungs-und Grundbesitz AG             38,893
                                                          -----------
               Total Investments in Germany                 7,267,172
--------------------------------------------------------------------------------
Hong Kong: 1.9%
   12,000      Bank of East Asia Ltd.                          28,018




                                     MSF-84

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            VALUE
SHARES              ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Hong Kong: (Continued)
   27,000      Cathay Pacific Airways                      $   49,878
   20,000      CLP Holdings Ltd.                               93,136
   18,000      Hang Seng Bank Ltd.                            170,301
   15,000      Henderson Land Development Co., Ltd.            66,004
   43,890      Hong Kong & China Gas Co., Ltd.                 49,548
    4,000      Hong Kong Aircraft Engineering Co.               7,697
  110,800      Hong Kong Telecommunications Ltd.              244,484
   10,000      Hongkong and Shanghai Hotels Ltd.                5,805
   16,000      Hopewell Holdings Ltd.                           6,671
   37,400      Hutchison Whampoa Ltd.                         470,197
    6,000      Hysan Development Co., Ltd.                      6,273
    8,000      Johnson Electric Holdings Ltd.                  75,946
   12,000      Li & Fung Ltd.                                  60,038
    9,000     *Miramar Hotel & Investment Ltd.                  5,196
   18,000     +New World Development Co., Ltd.                 19,974
   76,000     *Regal Hotels International Holdings Ltd.         2,535
   17,000      Shangri La Asia Ltd.                            19,955
   52,000     +Shun Tak Holdings Ltd.                           6,137
   16,000      Sino Land Co., Ltd.                              5,696
   24,000      South China Morning Post Ltd.                   18,627
   23,000      Sun Hung Kai Properties Ltd.                   165,233
   14,000      Swire Pacific Ltd. Ser. A                       82,078
    4,000      Television Broadcasts Ltd.                      26,684
    4,000      Varitronix International Ltd.                    6,953
   24,000      Wharf Holdings Ltd.                             42,950
    2,000      Wing Lung Bank Ltd.                              6,620
                                                           ----------
               Total Investments in Hong Kong               1,742,634
--------------------------------------------------------------------------------
Ireland: 0.3%
    7,500      Allied Irish Banks PLC                          67,365
    3,100      CRH PLC                                         56,164
    1,600      DCC PLC                                         14,218
   19,300      Eircom PLC                                      51,802
    2,100      Fyffes PLC                                       2,174
    6,000      Independent Newspapers PLC                      21,856
      500      Irish Continental Group PLC                      4,074
    1,600      Irish Permanent PLC                             13,543
   11,700      Jefferson Smurfit Group PLC                     20,188
      700      Jurys Hotel Group PLC                            4,194
      800      Kerry Group PLC                                 10,498
    3,800     *Ryanair Holdings PLC                            27,684
   18,700      Waterford Wedgewood PLC                         20,435
                                                           ----------
               Total Investments in Ireland                   314,195
--------------------------------------------------------------------------------
Italy: 4.3%
   13,500     +Alitalia Linee Aeree Italiane SPA               27,952
      600     +Arnoldo Mondadori Editore SPA                   13,746
   11,300      Assicuraziono Generali SPA                     388,871
    2,400      Autogrill SPA                                   25,698
   57,400     +Banca di Roma SPA                               70,760
   42,400     +Banca Intesa SPA                               190,621
    1,500      Banca Populare di Milano SPA                    10,856
   15,600     +Benetton Group SPA                              32,749
    2,600     +Bulgari SPA                                     34,893
    1,100      Burgo (Cartiere) SPA                            10,597
    1,800      Danieli & C. Officine Meccanichehe SPA           8,369
    4,000      Danieli & C. Officine Meccaniche SPA (non-cvt.)  8,915
   65,700     +ENEL SPA                                       292,224
   72,000   * +ENI SPA (registered shares)                    417,561
    3,320     +FIAT SPA                                        86,501
   10,500     +Impregilo SPA                                    5,999
    1,352     +Italcementi SPA                                 12,766
    2,080     +Italcementi SPA - RNC                            7,018
    6,600     +Italgas                                         29,293
    1,400      Manifattura Lane G. Marzotto & Figli SPA        12,642
    1,000     +Manifattura Lane G. Marzotto & Figli SPA         8,196
   10,600      Mediaset SPA                                   162,577
    4,600      Mediobanca SPA                                  47,623
   43,800   * +Olivetti SPA                                   159,967
   16,600     +Pirelli SPA                                     43,839
    5,880     +RAS                                             64,820
    3,300     +Reno De Medici SPA                               6,706
    2,100      Rinascente LA SPA                                7,368
    1,470      Rinascente SPA                                   8,370
   13,000     +San Paolo-Imi SPA                              231,662
    1,500     +Sirti SPA                                        2,509
    6,700      SNIA BPD                                         6,705
      500     +Societa Assicuratrice Industrale SPA             8,891
      950     +Societa Assicuratrice Industrale SPA - RNC       7,376
   60,100     +Telecom Italia Mobile SPA                      616,440
   13,000     +Telecom Italia Mobile SPA - RNC                 65,673
   33,800     +Telecom Italia SPA (ordinary shares)           466,564
    7,200     +Telecom Italia SPA - RNC                        47,968
   45,600     +Unicredito Italiano SPA                        218,995
                                                           ----------
               Total Investments in Italy                   3,870,280
--------------------------------------------------------------------------------
Japan: 25.9%
    3,000      77th Bank Ltd.                                  24,045
    1,300      Acom Co., Ltd.                                 109,601
      900      Advantest Corp.                                201,179
    6,000      Ajinomoto General Foods, Inc.                   77,126
    2,000      Alps Electric Co., Ltd.                         37,240
    2,000      Amada Co., Ltd.                                 17,013
    1,000      Aoyama Trading Co., Ltd.                        14,461
    1,000     *Arabian Oil Co., Ltd.                            3,403
   27,000      Asahi Bank Ltd.                                113,817
    4,000     +Asahi Breweries Ltd.                            47,977
   12,000      Asahi Chemical Industry Co., Ltd.               85,065
   10,000      Asahi Glass Co., Ltd.                          112,002
      300      Asatsu, Inc.                                    12,334
    5,000      Ashikaga Bank Ltd.                              10,397
      700      Autobacs Seven Co., Ltd.                        23,355
    6,000     +Bank of Fukuoka Ltd.                            40,945
   41,000      Bank of Tokyo                                  496,411
   10,000      Bank of Yokohama Ltd.                           44,895
    1,000      Benesse Corp.                                   69,470
    8,000      Bridgestone Corp.                              169,752
    2,000      Brother Industries Ltd.                          5,728
    8,000      Canon Inc.                                     399,238


                                     MSF-85

Metropolitan Series Fund Inc.

--------------------------------------------------------------------------------
                                           SCHEDULE OF INVESTMENTS JUNE 30, 2000
MORGAN STANLEY EAFE INDEX PORTFOLIO                                  (Unaudited)
--------------------------------------------------------------------------------
                                                                        VALUE
SHARES        ISSUE                                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Japan: (Continued)

     2,000   +Casio Computer Co.                                     $    22,495
        21    Central Japan Railway Co.                                  119,091
     4,000   *Chiyoda Corp.                                                4,159
     2,000   +Chugai Pharmaceutical Co., Ltd.                             37,901
     7,000    Chuo Mitsui Trust & Banking Co., Ltd.                       30,567
     2,000    Citizen Watch Co., Ltd.                                     19,357
     6,000    Cosmo Oil Co., Ltd.                                         11,058
     2,000   +Credit Saison Co., Ltd.                                     46,502
       600    CSK Corp.                                                   18,601
     7,000    Dai-Nippon Printing Co., Ltd.                              123,656
     8,000  *+Daiei, Inc.                                                 30,094
     2,000    Daiichi Pharmaceutical Co., Ltd.                            50,850
     2,000    Daikin Industries Ltd.                                      46,597
     3,000  *+Daikyo, Inc.                                                 7,854
     4,000    Daimaru, Inc.                                               14,064
     9,000    Dainippon Ink & Chemicals, Inc.                             42,447
     2,000   *Dainippon Screen Manufacturing Co., Ltd.                    19,073
     1,000    Daito Trust                                                 16,540
    20,000    Daiwa Bank                                                  51,984
     4,000    Daiwa House Industry Co., Ltd.                              29,262
     2,000    Daiwa Kosho Lease Co., Ltd.                                  6,578
    11,000    Daiwa Securities Co., Ltd.                                 145,556
     3,000    Denki Kagaku Kogyo Kabushiki Kaisha                         13,327
     8,000    Denso Corp.                                                195,082
        37    East Japan Railway Co.                                     215,422
     2,000   +Ebara Corp.                                                 27,164
     3,000    Eisai Co., Ltd.                                             96,407
     2,200    Fanuc Ltd.                                                 224,364
    32,000   +Fuji Bank Ltd.                                             243,777
     5,000    Fuji Photo Film Ltd.                                       205,101
     3,000    Fujikura                                                    19,990
    12,000  *+Fujita Corp.                                                 5,898
    17,000    Fujitsu Ltd.                                               589,689
     6,000    Furukawa Electric Co., Ltd.                                125,613
     5,000    Gunma Bank Ltd.                                             25,850
     2,000    Gunze Ltd.                                                   7,788
    11,000  *+Haseko Corp.                                                 4,263
       400    Hirose Electric Co., Ltd.                                   62,419
    29,000    Hitachi Ltd.                                               419,370
     8,000  *+Hokuriku Bank                                               18,601
     9,000    Honda Motor Co., Ltd.                                      307,084
     2,000    House Food Corp.                                            31,001
     1,000    Hoya Corp.                                                  89,791
    24,000    Industrial Bank of Japan Ltd.                              182,379
     2,000    Isetan Co., Ltd.                                            24,574
     5,000   *Ishihara Sangyo Kaisho Ltd.                                  8,412
     9,000   *Ishikawajima-Harima Heavy Industries Co., Ltd.              16,332
     4,000    Ito-Yokado Co., Ltd.                                       241,206
    11,000  *+Itochu Corp.                                                55,623
     4,000    Iwatani International Corp.                                  7,334
     2,000    Jaccs Co., Ltd.                                              6,408
    15,000    Japan Airlines Co.                                          57,135
     8,000   *Japan Energy Corp.                                           8,620
        18    Japan Tobacco, Inc.                                        158,391
     2,000   +JGC Corp.                                                    8,091
     7,000    Joyo Bank                                                   26,994
     3,000    Jusco Co., Ltd.                                             56,994
       100    Kadokawa Shoten Publishing                                  10,113
     6,000   +Kajima Corp.                                                19,168
     2,000    Kamigumi Co., Ltd.                                          10,567
     6,000   *Kanebo Ltd.                                                 18,601
     4,000    Kaneka Corp.                                                44,196
     9,000    Kansai Electric Power Co., Inc.                            161,453
     6,000    Kao Corp.                                                  183,740
     9,000   *Kawasaki Heavy Industry                                     13,781
     5,000    Kawasaki Kisen Kaisha Ltd.                                  10,066
    28,000    Kawasaki Steel Corp.                                        40,226
     4,000   +Keihin Electric Express Railway                             15,085
     2,000    Kinden Corp.                                                12,590
    14,000   +Kinki Nippon Railway Co., Ltd.                              56,899
    10,000    Kirin Brewery Co., Ltd.                                    125,235
     2,000    Kokuyo Co., Ltd.                                            32,873
     9,000    Komatsu Ltd.                                                63,458
     1,000    Konami Co., Ltd.                                            63,326
     3,000    Konica Corp.                                                25,519
     2,000    Koyo Seiko Co., Ltd.                                        17,410
    14,000    Kubota Ltd.                                                 50,944
    14,000  *+Kumagai Gumi Co., Ltd.                                       8,469
    22,000   *Kumagai Gumi Co., Ltd.                                       3,613
     3,000    Kuraray Co., Ltd.                                           34,480
     4,000    Kureha Chemical Industry Co., Ltd.                          12,023
     1,000    Kurita Water Industries Ltd.                                22,070
     1,700    Kyocera Corp.                                              289,060
     1,000    Kyowa Exeo Corp.                                            10,066
     3,000   +Kyowa Hakko Kogyo Co., Ltd.                                 29,404
     1,000    Maeda Road Construction Co., Ltd.                            4,707
     1,000    Makino Milling Machine Co., Ltd.                             9,830
     1,000    Makita Corp.                                                 9,556
    13,000  *+Marubeni Corp.                                              44,848
     3,000    Marui Co., Ltd.                                             57,561
    18,000    Matsushita Electric Industrial Co., Ltd.                   467,857
     3,000    Meiji Milk Products Co., Ltd.                               16,162
     5,000    Meiji Seika Kaisha                                          33,175
       400    Meitec Corp.                                                15,879
     3,000    Minebea Co., Ltd.                                           37,712
    17,000    Mitsubishi Chemical Corp.                                   69,895
    15,000    Mitsubishi Corp.                                           135,962
    20,000    Mitsubishi Electric Corp.                                  217,010
    12,000    Mitsubishi Estate Co., Ltd.                                141,548
    29,000    Mitsubishi Heavy Industries Ltd.                           128,826
    12,000   +Mitsubishi Materials Corp.                                  49,224
    11,000    Mitsubishi Paper Mills Ltd.                                 25,576
     4,000    Mitsubishi Rayon Co., Ltd.                                  12,212
    11,000    Mitsubishi Trust & Banking Corp.                            85,566
    14,000    Mitsui & Co., Ltd.                                         107,182
    10,000  *+Mitsui Engineering & Shipbuilding                            9,546

                                    MSF-86

Metropolitan Series Fund, Inc.

                                                                        VALUE
 SHARES                 ISSUE                                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Japan: (Continued)

     7,000    Mitsui Fudosan Co., Ltd.                               $    76,086
     7,000    Mitsui Marine & Fire Insurance Co.,                         33,742
              Ltd.
     6,000    Mitsui Mining Co., Ltd.                                     45,652
     3,000    Mitsui-Soko Co., Ltd.                                        6,550
     3,000  *+Mitsukoshi Ltd.                                             13,327
     2,000    Murata Manufacturing Co., Ltd.                             287,709
     6,000   +Mycal Corp.                                                 20,586
       500    Namco Ltd.                                                  18,053
    15,000    NEC Corp.                                                  472,110
     4,000   +NGK Insulators Ltd.                                         49,678
     2,000   +NGK Spark Plug Co., Ltd.                                    31,020
     1,200   *Nichiei Co., Ltd.                                           19,735
     3,000   +Nichirei Corp.                                              12,816
       600    NIDEC Corp.                                                 52,173
     3,000    Nikon Corp.                                                111,435
     1,200    Nintendo Co., Ltd.                                         210,054
     1,000    Nippon COMSYS Corp.                                         21,314
     9,000    Nippon Express Co., Ltd.                                    55,377
     5,000    Nippon Light Metal Co.                                       4,962
     3,000    Nippon Meat Packers, Inc.                                   43,950
    13,000    Nippon Mitsubishi Oil Co., Ltd.                             59,716
     8,000    Nippon Paper Industries Co., Ltd.                           54,744
     3,000    Nippon Sharyo Ltd.                                           6,295
     5,000   +Nippon Sheet Glass Co., Ltd.                                69,659
     2,000    Nippon Shokubai Co., Ltd.                                   12,779
    64,000    Nippon Steel Corp.                                         134,894
     6,000    Nippon Suisan Kaisha Ltd.                                   11,002
       114    Nippon Telegraph & Telephone Corp.                       1,519,260
    10,000    Nippon Yusen Kabushiki Kaisha                               48,203
     2,000   +Nishimatsu Construction Co., Ltd.                            7,902
    37,000   *Nissan Motor Co., Ltd.                                     218,570
     2,000    Nisshin Flour Milling Co., Ltd.                             20,038
     2,000    Nisshinbo Industries, Inc.                                  10,586
     1,000    Nissin Food Produdcts Co Ltd.                               25,519
    10,000    Nitto Boseki Co., Ltd.                                      17,486
     1,000    Nitto Denko Corp.                                           38,657
     3,000    NOF Corp.                                                    8,790
    17,000    Nomura Securities Co., Ltd.                                416,960
     2,000    Noritake Co., Ltd.                                          11,172
     4,000    NSK Ltd.                                                    35,160
     5,000    NTN Corp.                                                   21,408
     5,000   +Obayashi Corp.                                              22,164
     9,000    Oji Paper Co., Ltd.                                         62,097
     2,000    Okuma Corp.                                                  8,771
     3,000    Okumura Corp.                                               10,888
     2,000    Olympus Optical Co., Ltd.                                   35,935
     2,000    Omron Corp.                                                 54,442
     1,000    Onward Kashiyama Co., Ltd.                                  13,610
     4,000   *Orient Corp.                                                22,571
       900    Oriental Land Co., Ltd.                                     92,125
       600    Orix Corp.                                                  88,751
    21,000    Osaka Gas Co., Ltd.                                         60,538
    12,000    Penta-Ocean Construction                                    18,261
     2,000    Pioneer Electronic Corp.                                    78,071
     1,000    Promise Co., Ltd.                                           79,205
     6,000  *+Renown, Inc.                                                 8,790
     1,000    Rohm Co.                                                   293,002
    38,000    Sakura Bank Ltd.                                           263,267
     1,000    Sanden Corp.                                                 7,788
     4,000    Sankyo Co., Ltd.                                            90,547
     1,000    Sanrio Co., Ltd.                                            26,701
     4,000    Sanwa Shutter Corp.                                         13,005
    17,000    Sanyo Electric Co., Ltd.                                   153,287
     3,000   +Sapporo Breweries Ltd.                                      12,278
     2,000    Secom Co.                                                  146,501
     1,000   *Sega Enterprises Ltd.                                       15,406
     2,000    Seino Transportation Co., Ltd.                              10,094
     2,000  *+Seiyu Ltd.                                                   8,507
     3,000   +Sekisui Chemical Co., Ltd.                                  11,569
     7,000    Sekisui House Ltd.                                          64,905
    10,000    Sharp Corp.                                                177,219
     1,000    Shimachu Co., Ltd.                                          21,266
       200    Shimamura Co., Ltd.                                         23,421
     1,000    Shimano, Inc.                                               24,102
     5,000    Shimizu Corp.                                               14,319
     4,000    Shin-Etsu Chemical Co., Ltd.                               203,400
     3,000    Shionogi & Co., Ltd.                                        57,135
     3,000    Shiseido Co., Ltd.                                          46,502
     8,000    Shizuoka Bank                                               68,052
     1,000    Sho-Bond Corp.                                              14,915
     3,000    Showa Shell Sekiyu K.K.                                     14,858
     1,000    Skylark Co., Ltd.                                           39,602
       600    SMC Corp.                                                  113,136
     2,000    Snow Brand Milk Products Co., Ltd.                          10,775
     2,900    Softbank Corp.                                             394,701
     8,000    Sony Corp.                                                 748,572
    28,000    Sumitomo Bank Ltd.                                         344,040
    14,000    Sumitomo Chemical Co., Ltd.                                 84,422
     9,000    Sumitomo Corp.                                             101,483
     7,000    Sumitomo Electric Industries                               120,282
     2,000    Sumitomo Forestry Co., Ltd.                                 13,478
     4,000   +Sumitomo Heavy Industry Ltd.                                13,421
     6,000    Sumitomo Marine & Fire Insurance Co.                        34,990
    24,000   *Sumitomo Metal Industries Ltd.                              16,559
     4,000    Sumitomo Metal Mining Co., Ltd.                             18,903
     4,000    Sumitomo Osaka Cement Co., Ltd                              23,743
     9,000    Taiheiyo Cement Corp.                                       18,884
     3,000    Taisho Pharmaceutical Co., Ltd.                            107,749
     1,000    Taiyo Yuden Co., Ltd.                                       62,759
     2,000    Takara Shuzo Co., Ltd.                                      49,999
     1,000    Takara Standard Co., Ltd.                                    4,367
     2,000   +Takashimaya Co.                                             18,676
     8,000    Takeda Chemical Industries Ltd.                            526,269
     1,300    Takefuji Corp.                                             157,399
     1,000    Takuma Co., Ltd.                                             8,903
    10,000    Teijin Ltd.                                                 48,865

                                    MSF-87

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO        SCHEDULE OF INVESTMENTS JUNE 30, 2000
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES        ISSUE                                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Japan: (Continued)

     5,000    Teikoku Oil Co., Ltd.                                  $    16,257
     2,000    Terumo Corp.                                                67,863
     2,000    Toa Corp.                                                    2,514
     6,000    Tobu Railway Co., Ltd.                                      17,183
     3,000    Toda Corp.                                                  14,319
     2,000    Toei Co., Ltd.                                              14,650
       100    Toho Co.                                                    17,070
     4,000    Tohoku Electric Power Co., Inc.                             54,064
    20,000   +Tokai Bank Ltd.                                             98,864
    15,000    Tokio Marine & Fire Insurance Co., Ltd.                    173,533
     2,000    Tokyo Broadcasting System                                   86,577
     2,000   *Tokyo Dome Corp.                                             9,093
    12,200    Tokyo Electric Power                                       298,077
     2,000    Tokyo Electron Ltd.                                        274,476
    24,000    Tokyo Gas Co., Ltd.                                         67,598
     1,000    Tokyo Style Co.                                              9,452
     4,000   +Tokyo Tatemono Co., Ltd.                                     8,544
     4,000    Tokyotokeiba Co., Ltd.                                       5,142
    11,000   +Tokyu Corp.                                                 54,479
     6,000    Toppan Printing Co., Ltd.                                   63,629
    12,000    Toray Industries, Inc.                                      48,771
    29,000    Toshiba Corp.                                              328,096
     7,000    Tosoh Corp.                                                 35,396
     2,000    Tostem Corp.                                                32,703
     2,000    Toto Ltd.                                                   15,387
     2,000    Toyo Seikan Kaisha                                          37,429
     6,000    Toyobo Co., Ltd.                                            11,852
    33,000    Toyota Motor Corp.                                       1,506,500
       200    Trans Cosmos, Inc.                                          30,094
     2,000    Tsubakimoto Chain Co.                                       10,208
     5,000    Ube Industries Ltd.                                         15,690
       700    Uni-Charm Corp.                                             42,476
    11,000   *Unitika Ltd.                                                 8,629
     2,000    Uny Co., Ltd.                                               27,693
       400    World Co., Ltd.                                             17,391
     1,000    Yakult Honsha Co., Ltd.                                     13,317
     2,000    Yamaha Corp.                                                21,909
     3,000    Yamanouchi Pharmaceuticals Ltd.                            164,175
     4,000   +Yamato Transport Co., Ltd.                                  99,621
     2,000    Yamazaki Baking Co., Ltd                                    19,659
     2,000    Yokogawa Electric                                           20,038
                                                                     -----------
              Total Investments in Japan                              23,576,292
--------------------------------------------------------------------------------
Netherlands: 5.2%

    13,596    ABN-AMRO Holdings NV                                       334,426
    11,782    AEGON NV                                                   420,931
     2,500    Akzo Nobel NV                                              106,643
     3,984   *ASM Lithography Holding NV                                 171,932
     2,000  *+Baan Co. NV                                                  5,464
       900    Buhrmann NV                                                 25,839
     6,614    Elsevier NV                                                 80,456
     2,724    Getronics NV                                                42,171
       600    Hagemeyer NV                                                16,610
     2,783    Heineken NV                                                170,069
     8,797    ING Groep NV                                               597,036
     6,338    Koninklijke Ahold NV                                       187,309
     8,710    Koninklijke KPN NV                                         391,165
       400   *Koninklijke Nedlloyd Groep NV                                7,780
       400    Koninklijke Vopak NV                                         8,819
    11,954    NV Koninklijke Philips Elec.                               566,073
    19,024    Royal Dutch Petroleum Co. (bearer shares)                1,187,176
       500    Stork NV                                                     6,806
     4,397    TNT Post Groep NV                                          119,071
     5,310   +Unilever NV                                                244,580
     2,308    Wolters Kluwer NV                                           61,727
                                                                     -----------
              Total Investments in                                     4,752,083
              Netherlands
--------------------------------------------------------------------------------
New Zealand: 0.1%

   110,800    Brierley Investment Ltd. (registered shares)                17,213
     9,000   +Carter Holt Harvey Ltd.                                      7,838
     8,500    Fletcher Challenge Ltd.                                      9,043
              (bldg. shares)
    18,000   *Fletcher Challenge Ltd.                                      6,525
              (forest shares)
    11,600    Fletcher Challenge Ltd.                                     13,324
              (paper shares)
     4,800    Lion Nathan Ltd.                                            10,733
    14,100   +Telecom Corp. of New Zealand                                49,450
                                                                     -----------
              Total Investments in New Zealand                           114,126
--------------------------------------------------------------------------------
Norway: 0.3%

       900    Bergesen D.Y. ASA Cl. A                                     18,532
     2,600    Christiania Bank og Kreditkasse                             14,023
     6,900    Den Norske Bank ASA                                         28,738
       700    Elkem ASA                                                   13,185
       800    Hafslund ASA Ser. A                                          3,697
       359   +Kvaerner ASA rts.                                              201
       700   *Kvaerner Industries Ser. A                                   7,371
     1,300   *Merkantildata ASA                                            6,707
     2,500    Norsk Hydro ASA                                            105,294
       300    Norske Skogsindustrier ASA Ser. A                            8,599
     2,000    Orkla ASA Cl. A                                             38,140
       600   *Petroleum Geo-Services                                      10,284
       300    Schibsted ASA                                                5,581
       700    Smedvig ASA                                                 12,694
     1,600    Tomra Systems ASA                                           42,586
                                                                     -----------
              Total Investments in                                       315,632
              Norway
--------------------------------------------------------------------------------
Portugal: 0.4%

     8,064    Banco Comercial Portugues (registered shares)               42,129
     1,050    Banco Espirito Santo & Comercial SA (registered
              shares)                                                     25,868
     3,000    BPI-SGPS SA (registered                                     10,640
              shares)
     3,577    Brisa-Auto Estradas de Portugal SA                          30,928
              (Pvt.)
     1,200    Cimpor-Cimento de Portugal SA                               23,006
     5,728    Electricidade de Portugal SA                               104,435
       500    Jeronimo Martins SGPS SA                                     8,273
     1,700    Portucel Industrial Celulose SA                             10,348
     9,640    Portugal Telecom SA (registered shares)                    108,672
     4,500    Sonae Industria SGPS SA                                      7,937
    13,500    Sonae Industria SGPS SA (Bonus Shares)                          --
     4,500    Sonae Industria SGPS SA (Rts.)                                  --

                                                                     -----------
              Total Investments in                                       372,236
              Portugal
--------------------------------------------------------------------------------

                                    MSF-88

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES        ISSUE                                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------

Singapore: 1.1%
    10,000   *Chartered Semiconductor Manufacturing Ltd.             $    87,335
     7,000    City Development Ltd.                                       27,126
     1,000    Creative Technology Ltd.                                    24,118
     3,000    Cycle & Carriage Ltd.                                        7,045
    11,978    DBS Group Holdings Ltd.                                    153,797
     8,000    DBS Land Ltd.                                               10,364
     8,000    Fraser and Neave Ltd.                                       28,456
     5,000    Keppel Corp.                                                10,816
     6,000    Natsteel Ltd.                                                8,259
    15,000   *Neptune Orient Lines Ltd.                                   13,881
     3,000    Overseas Union Enterprise Ltd.                               7,287
    12,400    Overseas-Chinese Banking Corp., Ltd.                        85,345
    48,000  *+Pacific Centuryy Regional Development                       94,830
              Ltd.
     4,000    Parkway Holdings                                            10,226
    24,000    Sembcorp Logistics Ltd.                                     26,096
    11,000    Singapore Airlines Ltd.                                    108,793
     3,000    Singapore Press Holdings Ltd.                               46,848
    24,000    Singapore Technologies Engineering                          35,258
    53,000    Singapore Telecommunications Ltd.                           77,554
    13,000    United Industrial Corp., Ltd.                                6,128
     9,392    United Overseas Bank                                        61,383
    11,000    United Overseas Land Ltd.                                    9,798
     2,000    Venture Manufacturing Ltd.                                  20,359
                                                                     -----------
              Total Investments in Singapore                             961,102
--------------------------------------------------------------------------------
Spain: 2.7%

       400    Acerinox SA (registered shares)                             11,618
       600    ACS Actividades SA                                          16,967
     2,815   +Altadis SA Cl. A (registered shares)                        43,418
       900  *+AsturianaDe Zinc                                             8,627
     3,094    Autopistas Concesionares Espanola SA                        27,019
     3,094   +Autopistas Concesionaria Espanola SA rts.                    1,335
       700    Azucarera Ebro SA                                            8,388
    37,510    Banco Central Hispanoamericano (registered SA shares)      397,321
    27,784   +Banco de Bilbao Vizcaya Argentaria SA                      416,813
       600    Corporacion Financiera Alba SA                              15,874
       400   +Corporacion Mapfre, CIA Internacional de
              Reaseguros SA                                                5,088
       400    Cortefiel SA                                                 8,712
     9,337   +Endesa SA                                                  181,602
     6,100   +Ercros SA                                                    3,216
       800    Fomento De Construcciones Y Contratas                       15,184
     4,000    Gas Natural SDG SA                                          72,086
     7,900   +Iberdrola SA                                               102,234
       315    Metrovacesa SA                                               5,314
         1    Prosegur, Compania De Seguridad SA (registered shares)          12
     5,233   *Puleva SA                                                    8,578
    10,997    Repsol SA (registered shares)                              219,792
       600    Sociedad General de Aguas Barcelona SA                       8,052
     1,200   +Sol Melia SA                                                13,459
     3,300  *+Tele Pizza SA                                               18,664
    38,159  *+Telefonica SA                                              823,023
     2,526   +Union Electric Fenosa SA                                    45,885
       900    Uralita SA                                                   5,435
       800   +Vallehermoso SA                                              4,793
       700   +Viscofan SA                                                  4,603
       800    Zardoya Otis SA                                              7,117
                                                                     -----------
              Total Investments in Spain                               2,500,229
--------------------------------------------------------------------------------
Sweden: 3.2%

     1,500    AssiDoman AB                                                21,463
     1,100    Atlas Copco AB Ser. A                                       21,321
       400    Atlas Copco AB Ser. B                                        7,525
     1,900    Drott AB Ser. B                                             20,580
     3,300    Electrolux AB Cl. B                                         51,358
    69,200    Ericsson (LM)) Telephone Ser. B                          1,376,785
     1,500    Esselte AB Ser. A                                            8,808
     4,900    Foreningssparbanken AB Ser. A                               72,069
     2,400    Gambro AB Ser. A                                            19,702
       500    Granges AB                                                   8,836
     7,500    Hennes & Mauritz AB Ser. B                                 157,342
     1,000   *Netcom AB Ser. B                                            74,224
    27,363    Nordic Baltic Holding AB                                   207,469
       800    OM Gruppen AB                                               35,938
       500    S.K.F. AB Cl. A                                              7,981
       500    S.K.F. AB Cl. B                                              8,409
     1,900   +Sandvik AB                                                  40,077
     3,000    Securitas AB Ser. B                                         63,963
     6,300    Skand Enskilda BKN Ser. A                                   75,062
     9,000    Skandia Foersaekrings AB                                   239,091
       900    Skanska AB Cl. B                                            32,067
       800    SSAB Svenskt Stal AB Cl. A                                   7,981
     1,900    Svenska Cellulosa AB Cl. B                                  36,285
     5,200    Svenska Handelsbanken AB Ser. A                             75,889
     1,000    Svenska Handelsbanken AB Ser. B                             14,480
    13,400   *Telia AB                                                   126,808
     1,100    Trelleborg AB Cl. B                                          7,713
     1,500    Volvo AB rts.                                                1,317
     1,100    Volvo AB Ser. A                                             23,202
     3,000    Volvo AB Ser. B                                             65,502
     3,000    WM-data AB Ser. B                                           16,589
                                                                     -----------
              Total Investments in Sweden                              2,925,836
--------------------------------------------------------------------------------
Switzerland: 5.6%

     2,660    ABB AG                                                     319,400
       160    Adecco SA (registered shares)                              136,378
        64   *Alusuisse Lonza Group Ltd. (registered shares)              41,838
     2,490   +Credit Suisse  (registered shares) Group                   496,908
        20    Forbo Holding AG (registered shares)                         8,364
        40    Georg Fischer AG (registered shares)                        12,472
        76   *Givaudan AG                                                 23,206
        70    Holderbank Financiere Glarus AG (registered shares)         22,945
        51    Holderbank Financiere Glarus AG (bearer shares)             62,728
        50    Lonza Group AG                                              26,137
        20    Moevenpick Holding (bearer shares)                           8,966
       350    Nestle SA (registered shares)                              702,770

                                    MSF-89

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Switzerland: (Continued)

       643    Novartis AG (registered shares)                        $ 1,021,799
        62    Roche Holdings AG                                          605,486
        14    Roche Holdings AG (bearer shares)                          148,561
         7    Schindler Holdings AG                                       10,504
         8    Schindler Holdings AG (registered shares)                   12,300
       128   +Schweizerische Rueckversicherungs-Gesellschaft
              (registered shares)                                        261,736
        10    SGS Societe Generale de Surveillance
              Holdings SA (bearer shares)                                 17,343
        40    Sika Finanz AG (bearer shares)                              13,431
        20   *Sulzer AG (registered shares)                               13,345
       100    Swatch Group (registered shares)                            26,168
        30    Swatch Group (bearer shares)                                38,264
       660   +Swisscom AG (registered shares)                            229,327
     3,810    UBS AG                                                     559,996
        40    Valora Holdings AG(registered shares)                       11,143
       440    Zurich Allied AG (registered shares)                       218,097
                                                                     -----------
              Total Investments in Switzerland                         5,049,612
--------------------------------------------------------------------------------
United Kingdom: 18.9%

     5,600    3i Group                                                   115,214
    12,200    Abbey National PLC                                         145,910
     3,600    Airtours PLC                                                18,912
    15,300    Allied Zurich PLC                                          181,016
     4,400    AMEC PLC                                                    12,490
     6,100    Amvescap PLC                                                97,889
     1,900    AnglianWater, Inc.                                          17,546
     5,600    Arjo Wiggins Appleton PLC                                   21,788
     8,870   *Arm Holdings PLC                                            95,072
    15,832    AstraZeneca Group PLC                                      739,414
     9,400    BAA PLC                                                     75,422
    13,100    Barclays PLC                                               325,841
     2,800    Barratt Developments PLC                                    11,106
     7,900    Bass PLC                                                    88,861
     2,700    BBA Group PLC                                               17,699
     1,800    Berkeley Group PLC                                          17,113
    32,500    BG Group PLC                                               210,091
         1    BICC PLC                                                         1
     8,100    Blue Circle Industries PLC                                  52,300
     4,400    BOC Group PLC                                               63,281
     8,500    Boots Co. PLC                                               64,727
   202,500    BP Amoco PLC                                             1,943,619
    26,400    British Aerospace PLC                                      164,664
     9,100    British Airways PLC                                         52,351
    21,100    British AmericanTobacco PLC                                140,870
     3,500    British Land Co.                                            21,459
    16,950   *British Sky Broadcasting Group PLC                         331,535
    58,000    British Telecommunications PLC                             749,864
     2,900    Bunzl PLC                                                   15,542
     1,783    Burmah Castrol PLC                                          44,970
    18,700    Cadbury Schweppes PLC                                      122,865
     5,200   *Canary Wharf Group PLC                                      29,167
     1,600    Capita Group PLC                                            39,168
     5,900    Carlton Communications PLC                                  75,922
     2,100   *Celltech Chiroscience PLC                                   40,694
    34,980    Centrica PLC                                               116,768
    20,100    CGU PLC                                                    334,723
     5,400    Compass Group PLC                                           71,164
    27,000    Corus Group PLC                                             39,445
    30,100    Diageo PLC                                                 270,220
    16,790    Dixons Group PLC                                            68,375
     1,500   *Eidos PLC                                                   11,014
     3,500    Electrocomponents PLC                                       35,766
     7,600    EMI Group PLC                                               69,034
     4,700    FKI PLC                                                     16,721
     6,300    GKN PLC                                                     80,402
    32,280    Glaxo Wellcome PLC                                         941,699
    17,700    Granada Group PLC                                          176,854
     9,800    Great University Stores PLC                                 63,054
    21,165    Halifax PLC                                                203,144
     1,800    Hammerson PLC                                               12,045
     5,460    Hanson PLC                                                  38,602
    16,200    Hays PLC                                                    90,375
     3,500    Hepworthh PLC                                                9,988
    14,900    Hilton Group PLC                                            52,332
    75,540    HSBC Holdings PLC                                          863,989
     3,100    IMI PLC                                                     13,281
     5,800    Imperial Chemical Industries PLC                            46,054
    32,514    Invensys PLC                                               122,073
    15,900    J. Sainsbury PLC                                            72,213
     3,900    Jarvis PLC                                                  10,628
     1,600    Johnson Matthey Public Ltd. Co.                             22,527
    11,400    Kingfisher PLC                                             103,810
     6,000    Land Securities PLC                                         71,759
     8,300    Lasmo PLC                                                   17,654
    45,400    Legal and General Goup PLC                                 106,189
    49,300    Lloyds TSB Group PLC                                       465,724
     4,100    Logica PLC                                                  97,077
    24,200    Marconi PLC                                                315,073
    26,800    Marks & Spencer PLC                                         94,230
     4,500    MEPC PLC                                                    37,060
     5,400    Misys PLC                                                   45,617
    12,200    National Grid Group PLC                                     96,226
    10,700    National Power PLC                                          68,197
     4,800    Nycomed Amersham PLC                                        47,670
     2,570    Ocean Group PLC                                             42,409
     5,600    P & O PLC                                                   47,985
     5,500    Pearson PLC                                                174,855
     1,700    Provident Financial PLC                                     17,887
    17,300    Prudential Corp. PLC                                       253,524
     3,500    Psion PLC                                                   33,858
     1,700    Racal Electronics                                           11,530
     4,700    Railtrack Group PLC                                         73,039
     5,200    Rank Group PLC                                              12,045
     9,500    Reed International PLC                                      82,697
    26,900    Rentokil Group PLC                                          61,086
    13,100    Reuters Group PLC                                          223,507

                                    MSF-90

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
                                           SCHEDULE OF INVESTMENTS JUNE 30, 2000
MORGAN STANLEY EAFE INDEX PORTFOLIO                                  (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
United Kingdom: (Continued)

         1    Rexam PLC                                            $           4
     9,100    Rio Tinto-Zinc PLC(registered shares)                      148,786
     2,840    RMC Group PLC                                               36,975
    23,500    Royal Bank Scotland Group PLC                              393,477
    12,000    Sage Group Ltd.                                             97,192
     3,100    Schroders                                                   55,754
    17,000    Scottish Power PLC                                         144,123
     4,500    Sema Group PLC                                              64,038
     2,200    Slough Estates PLC                                          12,165
     8,600    Smith & Nephew                                              31,768
    50,300    SmithKline Beecham PLC                                     658,690
     2,500    Smiths Industries PLC                                       32,549
     2,400    SSL International PLC                                       25,978
    13,300    Stagecoach Holdings PLC                                     14,698
     3,000    Tate & Lyle PLC                                             14,988
     4,100    TaylorWoodrow PLC                                            9,497
    59,400    Tesco PLC                                                  184,797
     2,700    Thames Water PLC                                            34,948
     3,100    TI Group PLC                                                16,895
    25,671    Unilever NC                                                155,453
     4,500    United PLC                                                  44,554
   546,727    Vodafone Airtouch PLC                                    2,209,931
     8,300    Williams PLC                                                48,377
     7,000    Wimpey (George) PLC                                         12,266
     4,200    Wolseley PLC                                                22,572
     6,900    WPP Group PLC                                              100,803
                                                                   -------------
              Total Investments in United Kingdom                     17,168,859
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $76,944,245) ................................    87,414,769
                                                                   -------------
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.6%
--------------------------------------------------------------------------------
Australia: 0.3%

    19,375    News Corp., Ltd.                                           234,582
                                                                   -------------
              Total Investments in Australia                             234,582
--------------------------------------------------------------------------------
Germany: 0.3%

       300   +Dyckerhoff AG (non-vtg.)                                     7,621
       400    Manitobaba Telecom Services                                  8,282
       500   +RWE AG (non-vtg.)                                           13,636
     1,650    SAP AG (non-vtg.)                                          247,532
       700   +Volkswagen AG                                               16,473
                                                                   -------------
              Total Investments in Germany                               293,544
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost: $428,777) ....................................      528,126
                                                                   -------------
--------------------------------------------------------------------------------

   FACE                                  INTEREST   MATURITY             VALUE
  AMOUNT          ISSUE                    RATE       DATE             (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.6%
--------------------------------------------------------------------------------
 2,375,000    Federal Home Loan
              Mortgage Corp.               6.400%    07/03/00          2,374,156
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $2,374,155) ....................................  2,374,156
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.3%
              (Cost: $79,747,177) ..................................  90,317,051
              OTHER ASSETS LESS LIABILITIES .......................      654,422
                                                                   -------------
              TOTAL NET ASSETS: 100.0% ............................   90,971,473
                                                                   =============
--------------------------------------------------------------------------------

LEGEND:
+ Securities on loan.
* Non-income producing security.

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of $4,454,451 with collateral backing valued at $4,627,022.

See Notes to Financial Statements.

                                    MSF-91

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------

MORGAN STANLEY EAFE INDEX PORTFOLIO                    JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
As a Percentage of Total Value of Investments

Aerospace & Defense:..................................   0.3%
Automotive:ve:........................................   3.7%
Banking:..............................................   10.9%
Biotechnology:........................................   0.1%
Broadcasting:.........................................   1.7%
Building & Construction:..............................   0.5%
Business Services:....................................   1.5%
Chemicals:............................................   2.5%
Computer Equipment & Service:.........................   2.9%
Construction Materials:...............................   1.0%
Consumer Products:....................................   0.8%
Consumer Services:....................................   0.1%
Containers & Glass:...................................   0.2%
Cosmetics:............................................   0.1%
Drugs & Health Care:..................................   6.7%
Electrical Equipment:.................................   3.0%
Electronics:..........................................   8.5%
Entertainment & Leisure:..............................   0.4%
Financial Services:...................................   4.4%
Food & Beverages:.....................................   2.9%
Forest Products & Paper:..............................   0.5%
Homebuilders:.........................................   0.2%
Hotel & Motel:........................................   0.2%
Household Appliances & Home Furnishings:..............   0.6%
Industrial Components& Material:......................   0.4%
Industrial Devel/Pollution Bonds:.....................   0.1%
Insurance:............................................   5.4%
Liquor:...............................................   0.8%
Machinery:............................................   1.2%
Medical Equipment & Supply:...........................   0.2%
Metals-Aluminum:......................................   0.1%
Metals-Non-Ferrous:...................................   0.2%
Metals-Steel & Iron:..................................   0.7%
Mining:...............................................   0.1%
Miscellaneous:........................................   0.1%
Multi-Industry:.......................................   4.1%
Office & Business Equipment:..........................   0.7%
Oil & Gas Exploration:................................   0.1%
Oil:..................................................   2.5%
Oil-Equipment & Services:.............................   1.3%
Oil-International:....................................   1.9%
Personal Care:........................................   0.8%
Photography:..........................................   0.2%
Plastics:.............................................   0.1%
Printing & Publishing:................................   0.7%
Real Estate:..........................................   1.0%
Restaurant:...........................................   0.1%
Retail Grocery:.......................................   0.7%
Retail Trade:.........................................   2.1%
Software:ware:........................................   0.3%
Telecommunications Equipment & Services:..............   8.4%
Textiles & Apparel:...................................   0.3%
Tires & Rubber:.......................................   0.3%
Tobacco:..............................................   0.4%
Toys & Amusements:....................................   0.2%
Transportation:.......................................   0.1%
Transportation-Airlines:..............................   0.5%
Transportation-Miscellaneous:.........................   0.1%
Transportation-Railroad:..............................   0.8%
Transportation-Shipping:..............................   0.4%
Utilities-Electric:...................................   2.6%
Utilities-Gas & Pipelines:............................   0.6%
Utilities-Miscellaneous:..............................   0.1%
Utilities-Telephone:..................................   5.6%
                                                       ------
                                                       100.0%
                                                       ======
--------------------------------------------------------------------------------
Excludes short-term securities.

See Notes to Financial Statements.

                                    MSF-92

Metropolitanan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO                    JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (1) ...........................  $ 90,317,051
  Cash ..........................................................        11,077
  Foreign currencies held at value (2) ..........................       206,608
  Receivable for investment securities sold .....................            --
  Receivable for fund shares sold ...............................     1,471,128
  Receivable for dividends and interest .........................        55,549
  Daily variation on futures contracts (Note 11) ................            --
  Unrealized appreciation on forward contracts (Note 10) ........            --
  Collateral for securities loaned (Note 7) .....................     4,627,022
  Other assets ..................................................        70,199
                                                                   ------------
    Total Assets.................................................    96,758,634
                                                                   ------------

LIABILITIES:

  Payable for investment securities purchased ...................     1,100,482
  Payable for capital stock repurchased .........................            --
  Unrealized depreciation on forward contracts (Note 10) ........           248
  Return of collateral for securities loaned (Note 7) ...........     4,627,022
  Bank overdraft ................................................            --
  Accrued investment management fee (Note 3)  ...................        21,618
  Accrued expenses and other liabilities ........................        37,791
                                                                   ------------
    Total Liabilities ...........................................     5,787,161
                                                                   ------------

NET ASSETS:  ....................................................    90,971,473
                                                                   ============

COMPOSITION OF NET ASSETS:

  Paid-in-capital ...............................................    79,333,815
  Undistributed (overdistributed) net investment income (loss) ..       868,650
  Net unrealized appreciation (depreciation)  ...................    10,565,062
  Accumulated net realized gain (loss) ..........................       203,946
                                                                   ------------
    Net Assets ..................................................  $ 90,971,473
                                                                   ============
    Shares Outstanding ..........................................     7,131,657
                                                                   ============
    Net Asset Value Per Share ...................................  $      12.76
                                                                   ============

Notes:
(1) Investments, at cost ........................................  $ 79,747,177
(2) Cost of foreign currency ....................................       205,667

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest (Note 1B) (1) ........................................        35,981
  Dividends (Note 1B)  ..........................................       814,727
                                                                   ------------
  Total Investment Income, Net of Withholding Taxes (2) .........       850,708
                                                                   ------------

EXPENSES:

  Investment management fee (Note 3A) ...........................       131,287
  Printing and distribution fees ................................         5,445
  Custodian and transfer agent fees .............................       274,675
  Audit and tax service fees ....................................         6,457
  Directors fees ................................................         3,864
  Insurance fees ................................................         1,854
  Other operating expenses ......................................         3,054
                                                                   ------------
  Total expenses before reimbursement / reduction ...............       426,636
  Less: expense reimbursement ...................................       184,347
    expense reduction (Note 1H)  ................................            --
  Net expenses ..................................................       242,289
                                                                   ------------
    Net Investment Income (Loss) ................................       608,419
                                                                   ------------

NET REALIZED GAIN (LOSS) ON:

  Investments ...................................................       615,820
  Foreign currencyy transactions ................................       (11,087)
  Futures contracts .............................................            --
                                                                   ------------
    Net Realized Gain (Loss) ....................................       604,733
                                                                   ------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

  Beginning of period investments, foreign currency
   holdings and futures contracts (Notes 8,10,11) ................   15,322,390
  End of period investments, foreign currency holdings
   and futures contracts (Notes 8,10,11) .........................   10,565,062
                                                                   ------------
    Net Unrealized Appreciation (Depreciation) ...................   (4,757,328)
                                                                   ------------
    Net Increase (Decrease) in Net Assets Resulting From
     Operations ..................................................   (3,544,176)
                                                                   ============

Notes:
(1) Income on securites loaned ................................... $     11,050
(2) Withholding taxes ............................................      126,717

                                    MSF-93

Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO                    JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                                                                          SIX MONTHS
                                                                                                             ENDED      YEAR ENDED
                                                                                                         JUNE 30, 2000  DECEMBER 31,
Increase (Decrease) in Net Assets From:                                                                   (UNAUDITED)      1999
OPERATIONS:                                                                                              ------------  ------------
Net investment income (loss) ........................................................................... $   608,419   $   625,263
Net realized gain (loss) from investments, foreign currency holdings and futures contracts .............     604,733       214,771
Unrealized appreciation (depreciation) of investments, foreign currency holdings and futures contracts..  (4,757,328)   13,501,366
                                                                                                         -----------   -----------
Net increase (decrease) in net assets resulting from operations ........................................  (3,544,176)   14,341,400
                                                                                                         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ..................................................................................          --      (363,112)
Net realized gain from investment transactions .........................................................          --      (491,878)
                                                                                                         -----------   -----------
Total Distributions (Note 4) ...........................................................................          --      (854,990)
                                                                                                         -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares........................................................................  29,428,971    57,813,098
Net asset value of shares issued to shareholders in reinvestment of distributions.......................          --       854,990
Shares redeemed ........................................................................................ (17,268,237)  (15,253,034)
                                                                                                         -----------   -----------
Net Capital Stock Transactions (Note 9).................................................................  12,160,734    43,415,054
                                                                                                         -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS ..................................................................   8,616,558    56,901,464
NET ASSETS: Beginning of period ........................................................................  82,354,915    25,453,451
                                                                                                         -----------   -----------
NET ASSETS: End of period ..............................................................................  90,971,473    82,354,915
                                                                                                         ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE                                                                   SIX MONTHS         YEAR ENDED
                                                                                                    ENDED            DECEMBER 31,
(FOR A SHARE OUTSTANDING TROUGHOUT EACH PERIOD)                                                 JUNE 30, 2000    ------------------
                                                                                                  (UNAUDITED)    1999       1998(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginningginning of period .......................................................   13.34      10.80      10.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income ...........................................................................    0.08       0.10       0.01
  Net realized and unrealized gain (loss) .........................................................   (0.66)      2.58       0.80
                                                                                                    -------    -------   --------
  Total From Investment Operations ................................................................   (0.58)      2.68       0.81
                                                                                                    -------    -------   --------
Less Distributions:
  Dividends from net investment income ............................................................      --      (0.06)     (0.01)
  Distributions from net realized capital gains ...................................................      --      (0.08)        --
  Total Distributions .............................................................................      --      (0.14)     (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ....................................................................   12.76      13.34      10.80
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return ....................................................................................    (4.35)%     24.90%      8.11%

Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ..............................................................  90,971     82,355     25,453
  Net expenses to average net assets (note 3) (1) ..................................................    0.55%      0.50%      0.49%
  Operating expenses to average net assets before voluntary expense reimbursements (note 3) (1) ....    0.97%      1.77%      1.41%
  Net investment income to average net assets (1) ..................................................    1.39%      1.25%      0.71%
  Net investment income to average net assets before voluntary expense reimbursements (note 3) (1) .    0.97%     (0.02)%    (0.21)%
  Portfolio Turnover (2) ...........................................................................   14.23%     43.67%     12.68%
-----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the marketket value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to16,045,321 and6,174,085 , respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                    MSF-94

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
                                           SCHEDULE OF INVESTMENTS JUNE 30, 2000
RUSSELL 2000 INDEX PORTFOLIO                                         (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.2%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.4%
     2,676    AAR Corp.                                              $    32,112
     4,044    Ametek Aerospace Products, Inc.                             70,770
       901    Curtiss-Wrightht Corp.                                      33,506
     1,459   *Esco Electronics Corp.                                      24,803
     3,900    Gencorp, Inc.                                               31,200
     2,726    Kaman Corp. Cl. A                                           28,878
     4,703  *+Orbital Sciences Corp.                                      57,318
     3,144    Precision Castparts Corp.                                  142,266
     1,112    Primex Technologies, Inc.                                   24,325
     1,600   *Triumph Group, Inc.                                         44,600
                                                                     -----------
                                                                         489,778
--------------------------------------------------------------------------------
Agriculture & Related: 0.1%
     4,837   +Delta & Pine Land Co.                                      121,227
--------------------------------------------------------------------------------
Automotive: 1.3%
     1,194   *American Axle &Manufacturing Holdings, Inc.                 16,940
     2,700    Applied Industrial Technologies, Inc.                       44,213
     3,058    Arvin Industries, Inc.                                      53,133
     3,133    Borg-Warner Automotive, Inc.                               110,047
     3,111    CLARCOR, Inc.                                               61,831
       625   *Dura Automotive Systems, Inc.                                6,777
     5,531    Federal Signal Corp.                                        91,261
     9,043    Federal-Mogul Corp.                                         86,478
     2,000   *Group 1 Automotive, Inc.                                    24,000
     2,238   *Hayes Lemmerz International, Inc.                           26,996
       501   *IMPCO Technologies, Inc.                                    21,230
     8,482  **Lear Corp.                                                 169,640
     5,720    Mark IV Industries, Inc.                                   119,405
     4,715    MascoTech, Inc.                                             50,981
     7,991    Meritor Automotive, Inc.                                    87,901
     2,045    Midas, Inc.                                                 40,900
     3,100    Modine Manufacturing Co.                                    83,797
     4,327  *+O'Reilly Automotive, Inc.                                   59,631
     1,907    Oshkosh Truck Corp.                                         68,414
     7,512    Snap-On, Inc.                                              200,007
     2,661    Superior Industries International, Inc.                     68,521
     4,358    Tenneco Automotive, Inc.                                    22,880
     6,344    Timken Co.                                                 118,157
     5,189  *+Tower Automotive, Inc.                                      64,862
     2,717   +Wabash National Corp.                                       32,434
                                                                     -----------
                                                                       1,730,436
--------------------------------------------------------------------------------
Banking: 5.7%
     1,340    1st Source Corp.                                            21,189
     2,706   +Advanta Corp. Cl. A                                         32,895
     1,016    Alabama National Bancorporation                             20,098
     3,500    AMCOREFinancial, Inc.                                       64,094
     3,703    American Financial Holdings                                 58,785
     3,176    Anchor Bancorp Wisconsin, Inc.                              48,930
       820    Andover Bancorp, Inc.                                       23,601
     1,511    Area Bancshares Corp.                                       33,856
     5,915    Astoria Financial Corp.                                    152,311
       496    BancFirst Corp.                                             15,562
     7,335   +BancorpSouth, Inc.                                         103,148
     1,443   +Bank of Granite Corp.                                       33,099
     4,123    Bank United Corp. Cl. A                                    145,722
     3,308    BankAtlantic Bancorp, Inc.                                  19,228
     2,949    Bay View Capital Corp.                                      28,937
     1,508   *Bok Financial Corp.                                         26,720
     2,064    Brenton Banks, Inc.                                         28,509
     1,078    Brookline Bancorp, Inc.                                     12,262
     1,017    BSB Bancorp, Inc.                                           20,086
     1,785    BT Financial Corp.                                          31,070
     4,520    Capitol Federal Financial                                   50,144
     1,245   +Cathay Bancorp, Inc.                                        57,114
     1,300    Century South Banks, Inc.                                   24,538
     1,777    Chemical Financial Corp.                                    45,758
     3,635    Chittenden Corp.                                            88,830
     6,112    Citizens Banking Corp.                                      99,320
     1,197    City Bank                                                   31,272
    12,342    Colonial BancGroup, Inc.                                   111,078
     4,166    Commerce Bancorp, Inc.                                     191,636
     7,240    Commercial Federal Corp.                                   112,676
     6,151    Community First Bankshares                                 100,530
     1,183    Corus Bankshares, Inc.                                      31,239
     6,713    Cullen Frost Bankers, Inc.                                 176,639
     2,062    CVB Financial Corp.                                         32,605
     1,600    Dime Community Bancorp, Inc.                                25,800
     4,004    Doral Financial Corp.                                       45,671
     2,848    Downey Financial Corp.                                      82,592
     2,395    East West Bancorp, Inc.                                     34,129
     3,547    F&M National Corp.                                          74,487
     2,734    F N B Corp.                                                 55,876
     1,726    F&M Bancorp                                                 33,981
       787    Farmers Capital Bank Corp.                                  24,053
     3,055    First Bancorp                                               56,708
     1,300   +First Busey Corp. Cl. A                                     21,409
       919    First Citizens Bancshares, Inc.                             54,508
     6,189    First Commonwealth Financial Corp.                          56,088
     2,100    First Federal Capital Corp.                                 23,034
     4,471    First Financial Bancorp                                     87,883
     1,558    First Financial Bankshares, Inc.                            42,455
       782    First Financial Corp.                                       23,704
     1,161    First Industry Corp.                                        22,567
     1,725    First Merchants Corp.                                       36,495
     5,277    First Midwest Bancorp, Inc.                                122,360
     4,519    First Sentinel Bancorp, Inc.                                36,929
     3,491    First United Bancshares, Inc.                               52,365
     2,200   *FirstFed Financial Corp.                                    31,075
     1,840    Frontier Financial Corp.                                    33,580
     9,152    Fulton Financial Corp.                                     161,881
     1,500    GBC Bancorp                                                 44,062
     3,785    Gold Banc Corp., Inc.                                       18,925
     2,287   +Greater Bay Bancorp                                        106,989

                                    MSF-95

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Banking: (Continued)
     1,200    Hancock Holding Co.                                     $   39,825
     3,068    Harbor Florida Bancshares, Inc.                             32,118
       970    Harleysville National Corp.                                 31,343
     6,514    Hudson United Bancorp                                      146,158
     5,094   *Imperial Bancorp                                            79,594
     8,305    Independence Community Bank Corp.                          110,301
     2,230    Integra Bank Corp.                                          37,631
     2,181    International Bancshares Corp.                              70,951
     1,304    Interwest Bancorp, Inc.                                     17,971
     1,375    Irwin Financial Corp.                                       19,895
     3,036    MAF Bancorp, Inc.                                           55,122
     2,037   +Merchants N.Y. Bancorp, Inc.                                34,820
     1,061    Mid-America Bancorp                                         26,525
     1,536    Mid-State Bancshares                                        42,096
       998    Mississippi Valley Bankshares, Inc.                         24,326
     2,224    National Penn Bancshares, Inc.                              45,453
     1,705   +NBT Bancorp, Inc.                                           18,062
     3,437   *Net.B@nk, Inc.                                              42,533
     1,744    OceanFirst Financial Corp.                                  32,101
     2,059   *Ocwen Financial Corp.                                       11,453
     1,300    Omega Financial Corp.                                       33,312
     4,245    One Valley Bancorp West Virginia, Inc.                     132,656
     1,426    Oriental Financial Group, Inc.                              20,588
     3,076    Pacific Capital Bancorp                                     76,900
     3,537    People's Bank                                               64,992
     1,870    Premier National Bancorp, Inc.                              24,310
     3,452    Provident Bankshares Corp.                                  46,278
     2,811    Provident Financial Group, Inc.                             66,938
     1,900   +Queens County Bancorp, Inc.                                 35,091
     5,800    Republic Bancorp, Inc.                                      50,931
     3,114    Republic Security Financial Corp.                           15,521
     4,040    Richmond County Financial Corp.                             77,139
     2,100    Riggs National Corp.                                        26,447
     8,551    Roslyn Bancorp, Inc.                                       142,024
     3,408    S & T Bancorp, Inc.                                         62,409
     1,207    Sandy Spring Bancorp, Inc.                                  24,932
        47    Shoreline Financial Corp.                                      561
     5,152   *Silicon Valley Bancshares                                  219,765
    10,235   +Sky Financial Group, Inc.                                  163,440
     5,273   +South Financial Group, Inc.                                 76,623
     3,511   *Southwest Bancorporation of Texas, Inc.                     73,073
    28,960    Sovereign Bancorp, Inc.                                    203,618
     4,627    Staten Island Bancorp, Inc.                                 81,551
     3,500    Sterling Bancshares, Inc.                                   37,953
     4,647    Susquehanna Bancshares, Inc.                                65,784
     2,098    Texas Regional Bancshares, Inc. Cl. A                       53,761
     1,800    Trust Company of New Jersey                                 33,019
     6,732    TrustCo Bank Corp.                                          82,888
     7,883    Trustmark Corp.                                            137,464
     1,199    UCBH Holdings, Inc.                                         31,999
     2,060    UMB Financial Corp.                                         67,722
     4,431    United Bankshares, Inc.                                     81,004
     1,978    United Community Financial Corp.                            13,382
     1,938    United National Bancorp                                     35,308
     1,256   +USB Holding Co., Inc.                                       17,741
     3,544    W Holding Co., Inc.                                         29,127
     6,898    Washington Federal, Inc.                                   125,673
     5,470   +Webster Financial Corp.                                    121,195
     2,472    Wesbanco, Inc.                                              60,255
     4,653    Westamerica Bancorp.                                       121,560
     3,143    Whitney Holding Corp.                                      107,353
                                                                      ----------
                                                                       7,343,652
--------------------------------------------------------------------------------
Biotechnology: 2.6%
     1,160   *Aclara Biosciences, Inc.                                    59,088
     7,675   *Advanced Tissue Sciences, Inc.                              61,638
     1,074   *Albany Molecular Research, Inc.                             58,432
     6,039   *Alliance Pharmaceutical Corp.                               67,939
     1,504   *Anesta Corp.                                                37,365
     5,742   *Avant Immunotherapeutics, Inc.                              60,653
     1,853   *Avigen, Inc.                                                81,300
       880   *Bone Care International                                     20,735
     4,298   *Cell Genesys, Inc.                                         120,344
     3,107   *Cell Therapeutics, Inc.                                     95,152
       937   *Collateral Therapeutics                                     23,761
     3,119   *Creative BioMolecules, Inc.                                 43,666
     3,167   *CuraGen Corp.                                              120,546
     1,342   *Digene Corp.                                                54,183
       977   *Diversa Corp.                                               32,363
     5,547  *+Dura Pharmaceuticals, Inc.                                  79,391
     7,474   *Edwards Lifesciences Corp.                                 138,269
     1,830   *Emisphere Technologies, Inc.                                77,975
     5,446   *Enzon, Inc.                                                231,285
     3,264   *Gene Logic, Inc.                                           116,486
     2,642   *Genome Therapeutics Corp.                                   80,417
     2,386   *Genzyme Transgenics Corp.                                   64,720
     2,748   *Geron Corp.                                                 87,936
     1,257   *Hyseq, Inc.                                                 57,116
     3,858   *Immumonedics, Inc.                                          94,521
     1,081   *Invitrogen Corp.                                            81,312
     1,280   *Lexicon Genetics, Inc.                                      44,000
       592   *Luminex Corp.                                               24,642
     1,267   *Lynx Therapeutics, Inc.                                     60,262
     2,244   *Martek Biosciences Corp.                                    42,075
       952   *Maxygen, Inc.                                               54,041
     1,784   *Miravant Medical Technologies                               39,806
     2,521   *NeoRx Corp.                                                 47,584
     1,389   *Neose Technologies, Inc.                                    58,426
     2,585   *Neurocrine Biosciences, Inc.                                91,930
     1,154   *Nexell Therapeutics, Inc.                                   17,166
       771   *Orchid Biosciences, Inc.                                    29,274
     4,343   *Organogenesis, Inc.                                         49,673
     1,547   *Packard BioSciences Co.                                     26,299
     2,333   *Pharmacopeia, Inc.                                         108,193

                                     MSF-96

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Biotechnology: (Continued)
     2,538   *Regeneron Pharmaceuticals, Inc.                         $   75,743
       675   *Sequenom, Inc.                                              30,628
     1,233   *Syncor International Corp.                                  88,699
     3,414   *Targeted Genetics Corp.                                     50,783
    10,121   *Techniclone Corp.                                           39,219
     5,233   *Texas BioTechnology Corp.                                   99,427
     2,946   *Titan Pharmaceuticals, Inc.                                126,678
     2,697  *+Transkaryotic Therapies, Inc.                               99,031
     3,724   *Valentis, Inc.                                              43,757
                                                                      ----------
                                                                       3,393,929
--------------------------------------------------------------------------------
Broadcasting: 0.9%
     1,283   *ACME Communications, Inc.                                   23,415
     4,722   *Citadel Communications Corp.                               164,827
     1,308   *Crown Media Holdings, Inc. Cl. A                            20,029
     4,510   *Cumulus Media, Inc. Cl. A                                   40,872
     5,034   *Insight Communications, Inc. Cl. A                          78,656
     2,563   *Mediacom Communications Co. Cl. A                           39,406
     1,134   *Nucentrix Broadband Networks                                28,917
     3,309   *Paxson Communications Corp.                                 26,472
     1,066   *Radio One, Inc. Cl. A                                       31,580
     2,132  *+Radio One, Inc. Cl. D (non-vtg.)                            47,171
     2,042   *Regent Communications, Inc.                                 17,549
       981   *Saga Communications Cl. A                                   21,582
     3,008   *Salem Communications Corp. Cl. A                            27,917
     5,834  *+Sinclair Broadcast Group, Inc. Cl. A                        63,992
     4,050  *+Sirius Satellite Radio, Inc.                               179,339
     3,939   *Spanish Broacasting System, Inc. Cl. A                      80,998
     1,928   *TiVo, Inc.                                                  67,480
       508   +United Television, Inc.                                     65,357
     1,300  *+Worldgate Communications, Inc.                              23,034
     1,557   *XM Satellite Radio Holdings, Inc. Cl. A                     58,291
     1,200   *Young Broadcasting, Inc. Cl. A                              30,713
                                                                      ----------
                                                                       1,137,597
--------------------------------------------------------------------------------
Building & Construction: 0.5%
     5,781    D. R. Horton, Inc.                                          78,405
     1,065   *EMCOR Group, Inc.                                           24,661
     4,067   *Fairfield Communities, Inc.                                 32,028
     2,260    Granite Construction, Inc.                                  55,370
       996   *Gulf Islands Fabrication, Inc.                              16,932
     3,026    Hughes Supply, Inc.                                         59,763
     2,801   *Insituform Technologies, Inc. Cl. A                         76,590
         0   *!MasTec, Inc.                                                   19
     3,600   *Morrison Knudsen Corp.                                      26,100
     2,310   *NCI Building Systems, Inc.                                  46,778
     6,525    Owens-Corning Fiberglass Corp.                              60,356
     1,900   *URS Corp.                                                   28,975
     4,768    Valspar Corp.                                              160,920
                                                                      ----------
                                                                         666,897
--------------------------------------------------------------------------------
Business Services: 4.7%
     1,833  *+24/7 Media, Inc.                                            28,583
     2,042   +ABM Industries, Inc.                                        46,966
     1,132  *+Administaff, Inc.                                           71,882
     2,415   *Advance Paradigm, Inc.                                      48,979
     2,287   *ADVO, Inc.                                                  96,054
     4,574  *+AnswerThink Consulting Group, Inc.                          75,471
     4,354   *AppNet, Inc.                                               156,744
     2,182   *Armor Holdings, Inc.                                        28,366
     2,636   *Ask Jeeves, Inc.                                            47,614
     4,490   *Avenue A, Inc.                                              39,570
     3,200    Banta Corp.                                                 60,600
     4,844   *Billing Concepts Corp.                                      21,193
     3,976    Bowne & Co., Inc.                                           40,009
     1,540   *Bright Horizons Family Solutions                            32,869
     1,609  *+Brio Technology, Inc.                                       34,242
     1,389  *+Burns International Services Corp.                          17,363
     1,675   *CACI International, Inc. Cl. A                              32,401
     2,805   *CCC Information Services Group, Inc.                        29,628
     1,200   *CDIDI Corp.                                                 24,450
     8,905   *Century Business Services, Inc.                             16,836
     1,165   *Cheap Tickets, Inc.                                         13,980
       774   *Cognizant Technology Solutions Cl. A                        25,663
     3,510   *Complete Business Solutions, Inc.                           61,535
     3,858   *Computer Horizons Corp.                                     51,721
     4,632   *Copart, Inc.                                                73,678
     1,239   *Corporate Executive Board Co.                               75,424
     1,542   *CoStar Group, Inc.                                          38,695
     4,530    Crawford & Co. Cl. B                                        49,830
     1,628    Dain Rauscher Corp.                                        107,448
     8,854   *Data Broadcasting                                           55,337
     2,569   *Diamond TechnologyPartners, Inc. Cl. A                     225,992
     1,898   *Digital River, Inc.                                         14,561
     1,168   *Digitas, Inc.                                               19,054
     2,600   *Education Management Corp.                                  47,694
     7,649   *Encompass Services Corp.                                    43,982
     3,092  *+Exchange Applications, Inc.                                 82,131
     1,734   *F.Y.I., Inc.                                                58,306
     2,506    FactSet Research Systems, Inc.                              70,794
     1,721    Fair Issac & Co., Inc.                                      75,724
     1,403   *Forrester Research, Inc.                                   102,112
     2,477   *Fritz Companies, Inc.                                       25,467
     4,533   *FutureLink Corp.                                            32,583
     2,998    G&K Services, Inc. Cl. A                                    75,044
     3,158   *GoTo.com, Inc.                                              48,358
        85    Grey Advertising, Inc.                                      44,200
     5,199   *HA-LO Industries, Inc.                                      29,244
     1,147   *Hall, Kinion & Associates, Inc.                             38,210
     2,455  *+Heidrick & Struggles International, Inc.                   154,895
     8,048    Hooper Holmes, Inc.                                         64,384
       694   *Hotel Reservations Network Inc. Cl. A                       20,647
     2,047   *HotJobs.com Ltd.                                            28,275
     2,819   *infoUSA, Inc.                                               18,279
     1,086   *Insurance Auto Auctions, Inc.                               22,942

                                     MSF-97

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Business Services: (Continued)
     3,874   *Integrated Electrical Services, Inc.                    $   19,854
     7,635  *+Interim Services, Inc.                                     135,521
     6,084   *Interliant, Inc.                                           141,836
     1,060   *Interlogix, Inc.                                            14,376
     1,435   *internet.com Corp.                                          28,252
     1,985   *IntraNet Solutions, Inc.                                    76,174
     2,873   *Jacobs Engineering Group, Inc.                              93,911
     2,247  *+Juno Online Services, Inc.                                  24,085
       795   *Jupiter Communications, Inc.                                18,285
     2,183    Kelly Services, Inc.                                        50,414
     4,900   *kforce.com, Inc.                                            33,841
     4,726   *Korn/Ferry International                                   149,755
     4,326  *+Labor Ready, Inc.                                           28,660
     5,052   *Lante Corp.                                                103,253
     1,464   *LifeMinders, Inc.                                           43,280
     5,143   *Mail.com, Inc. Cl. A                                        29,253
       690   *Management Network Group, Inc.                              24,150
     1,300   *Maximus, Inc.                                               28,763
     1,175    McGrath RentCorp                                            19,608
     1,725  *+Media Metrix, Inc.                                          43,826
     1,557   *Memberworks, Inc.                                           52,208
     1,051   *Meta Group                                                  20,232
     1,180   *Mobile Mini, Inc.                                           26,034
       772   *Modem Media. Poppe Tyson, Inc. Cl. A                         9,578
    11,664   *Modis Professional Services, Inc.                           88,938
     4,682   *MSI Holdings, Inc.                                          42,433
     2,235   *MyPoints.com                                                42,360
     1,589   *Navigant Consulting, Inc.                                    6,753
     4,452  *+NBC Internet, Inc. Cl. A                                    56,067
     2,102   *Network Access Solutions Corp.                              20,101
     1,264   *Network Plus Corp.                                          17,934
     6,875   *Nielson (A.C.) Corp.                                       151,250
     2,695   *NYFIX, Inc.                                                113,023
     3,000   *On Assignment, Inc.                                         92,625
     2,383   *On2.com, Inc.                                               12,213
     2,454  *+Pre-Paid Legal Services, Inc.                               73,313
       519   *Predictive Systems, Inc.                                    18,652
     1,700   *ProBusiness Services, Inc.                                  44,784
       453   *Professional Detailing, Inc.                                15,416
     5,673  *+Profit Recovery Group International, Inc.                   94,136
     1,322   *Rainbow Technologies, Inc.                                  64,282
     3,580   *Rare Medium Group, Inc.                                     56,721
     3,035   *Rent Way, Inc.                                              88,584
     2,291   *SciQuest.com, Inc.                                          26,204
    34,899    ServiceCorp. International                                 111,258
     1,216  *+Source Information Management Co.                           18,506
     1,800    Sovran Self Storage, Inc.                                   38,588
     2,352   *SportsLine USA, Inc.                                        40,204
     3,794   *Stamps.com, Inc.                                            27,746
     1,082   *Startek, Inc.                                               54,506
     3,437   *Teledyne Technologies, Inc.                                 57,570
     4,757   *Tetra Tech, Inc.                                           108,965
     2,008   *Trimeris, Inc.                                             140,435
     2,214   *U.S. Interactive, Inc.                                      28,645
     1,431   *Universal Access, Inc.                                      35,060
     1,994   *Ventiv Health, Inc.                                         22,183
     2,802   *Ventro Corp.                                                52,888
     1,275   *Volt Information Sciences, Inc.                             41,995
     1,549   *Xtra Corp.                                                  61,089
     3,650  *+Zomaxx Optical Media, Inc.                                  47,792
                                                                      ----------
                                                                       6,074,377
--------------------------------------------------------------------------------
Capital Goods: 0.1%
     5,201    Lennox International, Inc.                                  68,913
     4,880    York International Corp.                                   123,220
                                                                       ---------
                                                                         192,133
--------------------------------------------------------------------------------
Chemicals: 2.0%
     2,721    Arch Chemicals, Inc.                                        59,522
     3,731    Calgon Carbon Corp.                                         28,915
     3,263    Cambrex Corp.                                              146,835
     3,877   *Catalytica, Inc.                                            42,526
     2,277    Chemfirst, Inc.                                             54,933
    14,622    Crompton Corp.                                             179,119
     5,299   *Cytec Industries, Inc.                                     130,819
     3,209    Dexter Corp.                                               154,032
     7,837    Ethyl Corp.                                                 19,593
     4,592    Ferro Corp.                                                 96,432
     1,902    Fuller (H.B.) Co.                                           86,482
     2,355    Geon Co.                                                    43,567
     3,919    Georgia Gulf Corp.                                          81,564
     8,319   *Grace (W.R.) & Co.                                         100,868
     6,110    Great Lakes Chemical Corp.                                 192,465
     6,146    Hanna (M.A.) Co.                                            55,314
     2,383   *Hexcel Corp.                                                22,639
     6,885    Lubrizol Corp.                                             144,585
     1,849   +MacDermid, Inc.                                             43,451
     1,289   *McWhorter Technologies, Inc.                                25,056
     8,508    Millennium Chemicals, Inc.                                 144,636
     2,711    Minerals Technologies, Inc.                                124,706
     2,900   +NL Industries, Inc.                                         44,225
     3,333    OM Group, Inc.                                             146,652
     4,198    OMNOVA Solutions, Inc.                                      26,237
     1,978   *Scotts Co. Cl. A                                            72,197
    13,980    Solutia, Inc.                                              192,225
       762   *SurModics, Inc.                                             19,812
     4,045    Wellman, Inc.                                               65,478
                                                                      ----------
                                                                       2,544,885
--------------------------------------------------------------------------------
Coal: 0.0%
     3,000    Consol Energy, Inc.                                         45,375
--------------------------------------------------------------------------------
Computer Equipment & Service: 6.9%
     1,748  *+Aboutbout.Com, Inc.                                         55,007
     2,763   *Actel Corp.                                                125,976
     3,741   *Actuate Corp.                                              199,559

                                     MSF-98

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Computer Equipment & Service: (Continued)
     1,083   *Adept Technology, Inc.                                   $  50,630
     6,593   *Advanced Digital Information Corp.                         104,870
       776    Analogic Corp.                                              30,773
     2,400    Analysts International Corp.                                22,200
     3,842  *+Ancor Communications, Inc.                                 137,472
     2,978   *APEX, Inc.                                                 130,101
     2,272   *Aware, Inc.                                                116,014
     2,988   *Be Free, Inc.                                               26,892
     1,109   *Braun Consulting, Inc.                                      23,428
     1,290   *Breakaway Solutions, Inc.                                   34,830
     5,349   *Cambridge Technology Partners, Inc.                         46,720
     1,144   *CareInsite, Inc.                                            20,449
       955   *Cherry Corp.                                                25,129
     5,976  *+Ciber, Inc.                                                 79,182
     3,574   *CobaltNetworks, Inc.                                       206,845
     2,515  *+Coinstar, Inc.                                              25,386
     3,448   *Computer Network Technology                                 59,586
     2,156  *+Concord Communications, Inc.                                88,329
     6,747   *Concurrent Computer Corp.                                   88,344
     1,150   *Crossroads Systems, Inc.                                    29,037
     2,425   *CyberSource Corp.                                           33,497
     2,799   *Cylink Corp.                                                46,883
     1,603   *Data Return Corp.                                           46,487
     3,775   *Dendrite International, Inc.                               125,873
     2,142   *Digital Insight Corp.                                       72,828
       553   *DigitalThink, Inc.                                          19,839
     1,423   *Dot Hill Systems Corp.                                      15,653
     4,875   *e-Medsoft.com                                               39,000
     7,436   *eGlobe, Inc.                                                22,308
     1,185   *EpicEdge, Inc.                                              27,255
     1,257   *ePresence, Inc.                                              9,153
     1,158   *eSpeed, Inc. Cl. A                                          50,301
     7,733   *Expedia, Inc. Cl. A                                        114,549
       938   *Extended Systems, Inc.                                      90,048
     2,151   *F5 Networks, Inc.                                          117,365
     9,459   *Gartner Group, Inc. Cl. A                                  113,508
     2,240    Gerber Scientific, Inc.                                     25,760
     2,366   *Globix Corp.                                                69,132
     3,500   *Go2Net, Inc.                                               175,984
       849  *+Hi/Fn, Inc.                                                 37,701
     4,062   *High Speed Access Corp.                                     26,659
     1,531   *Hypercom Corp.                                              22,008
     1,362   *iBEAM Broadcasting Corp.                                    24,516
     5,930   *Internet Pictures Corp.                                     89,691
       789   *ITXC Corp.                                                  27,935
     2,617  *+iVillage, Inc.                                              21,999
     5,305   *iXL Enterprises, Inc.                                       76,922
     2,045   *Keynote Systems, Inc.                                      144,301
     1,642   *Latitude Communications, Inc.                               18,371
    11,126   *Legato Systems, Inc.                                       168,281
     5,175   *LookSmart Ltd.                                              95,737
     6,210   *LTX Corp.                                                  217,156
     8,125  *+Maxtor Corp.                                                85,566
       785   *McAfee.com Corp. Cl. A                                      20,459
     1,337   *Media 100, Inc.                                             34,428
     5,094   *MedQuist, Inc.                                             173,833
     8,411   *Mentor Graphics Corp.                                      166,643
     2,912   *Mercury Computer Systems, Inc.                              94,276
     2,697   *Metricom, Inc.                                              75,095
     4,977  *+MIPS Technologies, Inc. Cl. A                              211,367
     3,717   *MMC Networks, Inc.                                         198,859
     2,266  *+MTI Technology Corp.                                        18,199
     2,080   *Multex.com, Inc.                                            52,715
     4,306   +National Computer Systems, Inc.                            211,936
     2,064   *National Information Consortium, Inc.                       23,478
       769    National Presto Industries, Inc.                            23,647
       436   *NetCreations, Inc.                                          19,974
     1,700   *Netopia, Inc.                                               68,372
     4,388   *Netrix Corp.                                                54,029
     4,370   *Netro Corp.                                                250,729
     1,648   *NetScout Systems, Inc.                                      21,218
       763   *NetSolve, Inc.                                              19,838
     3,584   *Network Commerce, Inc.                                      19,712
     2,692   *Network Equipment Technologies                              27,088
     1,786   *Network Peripherals, Inc.                                   29,860
     4,020   *NetZero, Inc.                                               20,980
     2,307  *+OneMain.com, Inc.                                           25,954
     2,104   *Packeteer, Inc.                                             61,279
     2,098   *Paradyne Networks, Inc.                                     68,317
     7,389   *Perot Systems Corp. Cl. A                                   81,279
     1,482   *Photon Dynamics, Inc.                                      110,688
       621   *Procom Technology, Inc.                                     32,098
     2,677   *Prodigy Communicatons Corp. Cl. A                           28,108
     1,333   *PurchasePro.com, Inc.                                       54,653
    10,823   *Quantum Corp.                                              119,735
     2,786   *Quokka Sports, Inc.                                         22,374
     1,900   *Radiant Systems, Inc.                                       45,422
     1,817   *Radisys Corp.                                              102,717
       631   *Register.com, Inc.                                          19,285
     7,871   *Rhythms NetConnections, Inc.                                98,883
    11,674   *S3, Inc.                                                   171,097
     1,635  *+Sagent Technology, Inc.                                     23,197
     2,145   *Savvis Communications Corp.                                 28,020
     1,781  *+SCM Microsystems, Inc.                                     107,806
     4,154   *Silicon Valley Group, Inc.                                 107,225
       876   *SmartDisk Corp.                                             24,090
       510   *Smartserv Online, Inc.                                      35,987
     2,443   *SoftNet Systems, Inc.                                       23,438
     1,458   *SonicWALL, Inc.                                            128,396
     1,003   *SPSS, Inc.                                                  29,150
     2,032   *Spyglass, Inc.                                              63,881
     4,635   *StarMedia Network, Inc.                                     87,486
    12,039  **Storage Technology Corp.                                   131,683
     3,104  *+Sykes Enterprises, Inc.                                     40,061

                                     MSF-99

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                         VALUE
SHARES        ISSUE                                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Computer Equipment & Service: (Continued)
     4,482   *Systems & Computer Technology                           $   89,360
     3,018   *Technology Solutions Co.                                    18,815
       521   *Telaxis Communications Corp.                                16,281
     2,172   *Tricord Systems, Inc.                                       39,233
     1,603   *Universal Display Corp.                                     47,590
     1,493   *Vertex Interactive, Inc.                                    15,211
     1,899   *VIA Net.Works, Inc.                                         29,317
     2,172   *ViaLink Co.                                                 22,400
     5,597   *Viasystems Group, Inc.                                      90,604
       899   *Vicinity Corp.                                              17,643
     3,356   *Visual Networks, Inc.                                       95,541
     5,759  *+Wave Systems Corp.                                          91,244
    17,871   *Western Digital Corp.                                       89,355
     4,604   *WorldPages.com, Inc.                                        27,624
     1,592  *+Xceed, Inc.                                                 14,477
     3,598   *Xircom, Inc.                                               171,017
     1,090   *Xpedior, Inc.                                               15,056
     3,971   *Xybernaut Corp.                                             44,428
     3,382   *Zebra Technologies Corp. Cl. A                             149,231
     2,115  *+ZixIt Corp.                                                 97,356
                                                                      ----------
                                                                       8,889,852
--------------------------------------------------------------------------------
Construction & Mining Equipment: 0.1%
     1,845  *+Astec Industries, Inc.                                      46,932
     5,100    JLG Industries, Inc.                                        60,562
     1,707   *NationsRent, Inc.                                            6,508
     3,156   *Terex Corp.                                                 44,579
                                                                      ----------
                                                                         158,581
--------------------------------------------------------------------------------
Construction Materials: 0.8%
     3,572    Amcol International Corp.                                   58,938
     4,844    Armstrong Holdings, Inc.                                    74,176
     3,881    Carlisle COS, Inc.                                         174,645
       868    Centex Construction Products, Inc.                          19,693
     6,836   *Dal Tile International, Inc.                                56,397
     2,701   +Elcor Chemical Corp.                                        62,123
     2,377   +Florida Rock Industries, Inc.                               84,681
     4,400   *Flowserve Corp.                                             66,275
     1,206   *Nortek, Inc.                                                23,818
     1,879  *+Palm Harbor Homes, Inc.                                     26,834
    13,494    R.P.M., Inc.                                               136,627
     1,708   *Shaw Group, Inc.                                            80,489
     1,184   *Simpson Manufacturing, Inc.                                 56,610
     2,878   +Texas Industries, Inc.                                      83,102
     1,838    Valmont Industries, Inc.                                    36,473
     4,246    Walter Industries, Inc.                                     48,564
                                                                      ----------
                                                                       1,089,445
--------------------------------------------------------------------------------
Consumer Products: 0.4%
     4,402   *Blyth Industries, Inc.                                     129,859
     2,580    Carter Wallace, Inc.                                        51,922
     1,378    Chemed Corp.                                                38,842
     2,099    Oneida, Ltd.                                                37,257
     3,615  *+Playtex Products, Inc.                                      40,895
     2,800   +Polymer Group, Inc.                                         25,900
     3,455   +Rayovac Corp.                                               77,306
     1,514    Russ Berrie and Co., Inc.                                   29,145
     1,233    Sturm, Ruger & Co., Inc.                                    10,943
     1,867   *Yankee Candle Co., Inc.                                     40,374
                                                                      ----------
                                                                         482,443
--------------------------------------------------------------------------------
Consumer Services: 0.1%
     4,679    Regis Corp.                                                 58,341
     2,538   *Ticketmaster Online-CitySearch, Inc. Cl. B                  40,451
     2,190  *+Travelocity.com, Inc.                                       35,519
                                                                      ----------
                                                                         134,311
--------------------------------------------------------------------------------
Containers & Glass: 0.2%
     4,611    AptarGroup, Inc.                                           124,497
     3,812    Ball Corp.                                                 122,701
     2,513   *Gaylord Container Corp. Cl. A                                6,754
     1,595    Greif Brothers Corp. Cl. A                                  48,996
     2,000    Myers Industries, Inc.                                      21,500
                                                                      ----------
                                                                         324,448
--------------------------------------------------------------------------------
Cosmetics: 0.1%
     4,612    Alberto-Culver Co. Cl. B Cvt.                              140,957
--------------------------------------------------------------------------------
Drugs & Health Care: 4.9%
     1,621   *Alexion Pharmaceuticals                                    115,901
     1,501   *Algos Pharmaceutical Corp.                                  22,656
     2,755   +Alpharma, Inc. Cl. A                                       171,499
     6,600   *Amerisource Health Corp. Cl. A                             204,600
     7,167   *Amylin Pharmaceuticals, Inc.                               108,852
     1,742   *Aphton Corp.                                                44,856
     2,967   *Ariad Pharmaceuticals, Inc.                                 39,500
     2,524   *Aurora Biosciences Corp.                                   172,106
     2,202  *+Aviron                                                      67,918
     2,840   *Barr Laboratories, Inc.                                    127,267
     3,600    Bindley Western Industries, Inc.                            95,175
     6,888   *Bio-Technology General Corp.                                90,835
     1,637   *BioCryst Pharmaceutical, Inc.                               46,962
     2,147   *BioMarin Pharmaceutical, Inc.                               36,499
     2,000  *+Biomatrix, Inc.                                             45,250
     1,726   *Biopure Corp. Cl. A                                         32,471
     1,228    Block Drug Co., Inc. Cl. A                                  52,036
     2,933  *+Cell Pathways, Inc.                                         68,742
     1,148   *Cerus Corp.                                                 58,764
     2,158   *Chirex, Inc.                                                43,093
     2,890   *Columbia Laboratories, Inc.                                 16,617
     3,494   *Connetics Corp.                                             51,320
     1,962    Cooper Cos., Inc.                                           71,368
     2,116  *+Coulter Pharmaceutical, Inc.                                43,312
     6,734  *+Covance, Inc.                                               59,343
     7,511  *Coventry Helath Care, Inc.                                  100,225
     3,419   *Cubist Pharmaceuticals, Inc.                               168,386
     1,963   *CV Therapeutics, Inc.                                      136,061

                                    MSF-100

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES             ISSUE                                            (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Drugs & Health Care: (Continued)
     2,100   *Cyberonics, Inc.                                        $   25,200
     9,197   *Cytogen Corp.                                               93,120
     2,308   *Drugstore.com, Inc.                                         17,382
     1,739   *DUSA Pharmaceuticals, Inc.                                  51,300
     1,713  *+Entremed, Inc.                                              51,336
     2,913  *+Enzo Biochem, Inc.                                         200,997
     1,152   *Exelixis, Inc.                                              38,448
     2,402   *Geltex Pharmaceuticals, Inc.                                49,016
     2,885  *+Guilford Pharmaceuticals, Inc.                              43,365
     4,548   *IDEX Laboratories, Inc.                                    104,178
     2,796   *ILEX Oncology, Inc.                                         98,559
     3,025   *Immune Response Corp.                                       32,897
     4,237   *ImmunoGen, Inc.                                             51,111
     1,292  *+Impath, Inc.                                                70,051
       874   *InterMune Pharmaceuticals, Inc.                             36,108
       967   *IntraBiotics Pharmaceuticals, Inc.                          25,807
     3,306    Invacare Corp.                                              86,782
     4,500   *Isis Pharmaceuticals, Inc.                                  66,234
         1    Jones Pharma, Inc.                                              40
         0 *+!King Pharmaceuticals, Inc.                                      22
     1,486   *Kingdom V Pharmaceutical Co.                                40,401
     1,182   *KOS Pharmaceuticals, Inc.                                   18,986
     5,942   *Ligand Pharmaceuticals, Inc. Cl. B                          77,989
     5,242   *Lincare Holdings, Inc.                                     129,084
     2,955   *Matrix Pharmaceuticals, Inc.                                38,601
     2,573   *Maxim Pharmaceuticals, Inc.                                132,188
     3,724   *Medicis Pharmaceutical Corp. Cl. A                         212,268
     3,136    Mentor Corp.                                                85,162
     2,105   *MGI Pharma, Inc.                                            60,552
     1,176   *Myriad Genetics, Inc.                                      174,140
     4,315   *NABI, Inc.                                                  31,556
     4,991   *NBTY, Inc.                                                  31,662
     1,920   *Neurogen Corp.                                              54,660
     2,426   *Noven Pharmaceuticals, Inc.                                 72,933
     2,477   *NPS Pharmaceuticals, Inc.                                   66,260
    11,819    Omnicare, Inc.                                             107,116
     2,999   *OSI Pharmaceuticals, Inc.                                   86,410
     3,147   *PAREXEL International Corp.                                 29,995
     2,062   *Pathogenesis Corp.                                          53,548
     5,941   *Perrigo Co.                                                 37,967
     2,309   *Pharmaceutical Product Development, Inc.                    48,417
     2,203  *+Pharmacyclics, Inc.                                        134,176
     1,025   *Praecis Pharmaceuticals, Inc.                               28,572
     1,438   *Priority Healthcare Corp. Cl. B                            106,637
     2,584   *Province Healthcare Co.                                     93,266
     5,691  *+Renal Care Group, Inc.                                     139,252
     3,988   *Respironics, Inc.                                           71,535
     1,146   *Ribozyme Pharmaceuticals, Inc.                              29,582
     3,895   *SciClone Pharmacueticals, Inc.                              50,394
     5,280   *SICOR, Inc.                                                 42,240
     2,330  *+Sunrise Assisted Living, Inc.                               43,251
     3,269   *SuperGen, Inc.                                             118,399
     4,094   *Triangle Pharmaceuticals, Inc.                              37,614
     1,408   *Tularik, Inc.                                               41,536
       635   *Twinlab Corp.                                                4,018
     1,715   *United Therapeutics Corp.                                  185,863
     1,021   *VaxGen, Inc.                                                22,334
     2,442  *+Vical, Inc.                                                 46,856
     4,132   *Vivus, Inc.                                                 28,668
     1,166   *Wesley Jessen VisionCare, Inc.                              43,834
                                                                      ----------
                                                                       6,291,489
--------------------------------------------------------------------------------
Education: 0.3%
     1,246   *Career Education Corp.                                      60,509
     1,178   *Click2learn.com, Inc.                                       20,762
     1,819   *Edison Schools, Inc. Cl. A                                  42,179
     1,833   *ITT Educational Services, Inc.                              32,192
     1,352   *Learning Tree International, Inc.                           83,190
     2,114   *ProsoftTraining.com, Inc.                                   35,543
       918   +Strayer Education, Inc.                                     21,946
     3,988   *Sylvan Learning Systems, Inc.                               54,835
                                                                      ----------
                                                                         351,156
--------------------------------------------------------------------------------
Electrical Equipment: 2.2%
     1,536  *+Advanced Energy Industries, Inc.                            90,528
     1,784   *Advanced Lighting Technologies, Inc.                        33,004
     4,025   *Anadigics, Inc.                                            137,227
     2,735   *Anixter International, Inc.                                 72,477
     4,400   *Artesyn Technologies, Inc.                                 122,650
     3,066   +Baldor Electric Co.                                         57,104
     3,062   +Belden, Inc.                                                78,464
     2,861    Briggs & Stratton Corp.                                     97,989
     2,052    Brush Wellman, Inc.                                         32,063
     5,471   *C-CubeMicrosystems, Inc.                                   107,368
     3,595   *Cable Design Technologies Corp.                            120,432
     3,317   *Coherent, Inc.                                             277,902
     2,848    Cohu, Inc.                                                  76,807
     1,583   *Energy Conversion Devices, Inc.                             40,169
       910   +Exide Corp.                                                  7,280
       600    Franklin Electric Co., Inc.                                 40,500
     3,860    General Cable Corp.                                         31,363
     1,402   *Genlyte Group, Inc.                                         29,442
     3,108    Helix Technology Corp.                                     121,115
     3,600   *Kent Electronics Corp.                                     107,325
     2,672  *+Littelfuse, Inc.                                           132,097
     1,839   *MagneTek, Inc.                                              14,712
     4,957   *Mettler-Toledo International, Inc.                         198,280
     5,224    National Service Industries, Inc.                          101,868
     1,178    Park Electrochemical Corp.                                  42,482
     1,337   *Pericom Semiconductor Corp.                                 90,916
     3,731   *Power Integrations, Inc.                                    88,261
     2,300    SLI, Inc.                                                   27,888
       986   *Supertex, Inc.                                              49,546
     1,579    Technitrol, Inc.                                           152,966
     3,020  *+Veeco Instruments, Inc.                                    221,687

                                    MSF-101

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES           ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Electrical Equipment: (Continued)
     2,152    Watsco, Inc.                                            $   26,900
     2,285   *Wesco International, Inc.                                   21,850
     2,164    X-Rite, Inc.                                                19,747
                                                                      ----------
                                                                       2,870,409
--------------------------------------------------------------------------------
Electronics: 5.5%
     1,921  *+3DFX Interactive, Inc.                                      14,918
     1,370   *ACT Manufacturing, Inc.                                     63,620
     2,895  *+Aeroflex, Inc.                                             143,755
     3,581   *Allen Telecom, Inc.                                         63,339
     3,300   *Alliance Semiconductor Corp.                                80,953
     1,254   *Alliant Techsystems, Inc.                                   84,567
     2,462   *American Superconductor Corp.                              118,715
     2,048  *+American Xtal Technology, Inc.                              88,512
     1,456   *Applied Science & Technology, Inc.                          37,674
     1,362   *Argus Holdings, Inc.                                        25,793
     3,513   *Aspen Technology, Inc.                                     135,690
     3,758   *Asyst Technologies, Inc.                                   128,007
     2,948   *ATMI, Inc.                                                 136,990
     2,018   *Audiovox Corp. Cl. A                                        44,523
     2,782  *+Avid Technology, Inc.                                       33,297
     1,090    Bel Fuse, Inc. Cl. B                                        29,158
     1,892   *Bell & Howell Co.                                           45,881
     2,350  *+Benchmark Electronics, Inc.                                 85,922
     4,947  *+Brightpoint, Inc.                                           42,745
       502   *Cabot Microelectronics Corp.                                22,967
     3,456  *+Checkpoint Systems, Inc.                                    25,920
     7,115   *Cirrus Logic, Inc.                                         114,062
     3,547    CTS Corp.                                                  159,615
     3,741   *Cymer, Inc.                                                178,165
     1,452   *DDi Corp.                                                   41,382
     2,806   *Dionex Corp.                                                76,113
       602   *Dupont Photomasks, Inc.                                     41,087
     2,507   *Elantec Semiconductor, Inc.                                174,550
     3,686  *+Electro Scientific Industries, Inc.                        162,299
     2,990   *Electroglas, Inc.                                           64,378
     2,585   *eMagin Corp.                                                33,122
     1,543  *+EMCORE Corp.                                               185,112
     3,425   *ESS Technology, Inc.                                        49,555
     2,383   *Exar Corp.                                                 207,991
     1,145   *Excel Technology, Inc.                                      57,608
     1,793   *FEI Co.                                                     54,687
     1,675   *Gasonics International Corp.                                66,059
     4,513  *+General Semiconductor, Inc.                                 66,567
     1,064   *Ibis Technology Corp.                                       64,239
     1,498  *+IGEN International, Inc.                                    24,764
     3,854  *+Input Output, Inc.                                          32,518
     1,629   *Integrated Circuit System, Inc.                             27,897
     3,052   *Integrated Silicon Solution                                115,976
     1,019    Keithley Instuments, Inc.                                   88,780
     3,263  *+Kulicke & Soffa Industries, Inc.                           193,231
     1,982   *Mattson Technology, Inc.                                    64,415
     4,338   *MEMC Electronic Materials, Inc.                             78,084
     4,518    Methode Electronics, Inc. Cl. A                            174,649
     1,350   *Microsemi Corp.                                             45,816
     1,840   *Nanogen, Inc.                                               78,086
       571   *Nanometrics, Inc.                                           23,518
       783   *NETsilicon, Inc.                                            25,643
     5,268   *Oak Technology, Inc.                                       113,594
     8,878  *+P-Com, Inc.                                                 50,216
     2,944  *+Photronics, Inc.                                            83,628
     3,587   +Pioneer-Standard Electronics, Inc.                          52,684
     2,303   *Plexus Corp.                                               260,311
     2,017   *PLX Technology, Inc.                                        83,642
     1,449   *QRS Corp.                                                   35,184
     4,790   *Quantum Effect Devices, Inc.                               273,030
     2,476   *QuickLogic Corp.                                            55,091
       972   *Satcon Technology Corp.                                     24,847
     1,944   *Semitool, Inc.                                              33,656
     8,784  *+Sensormatic Electronics Corp.                              138,897
     2,025   *Silicon Image, Inc.                                        100,997
     2,953   *SIPEX Corp.                                                 81,853
       455   *Spectra-Physics Lasers, Inc.                                31,822
     1,781   *Standard Microsystems Corp.                                 27,383
       526   *Stanford Microdevices, Inc.                                 22,848
     2,238   *Superconductor Technologies, Inc.                           87,982
     1,944   *Symmetricom, Inc.                                           49,086
     2,697   *Symyx Technologies, Inc.                                   114,916
     2,083   *TelCom Semiconductor, Inc.                                  83,451
     4,889    Teleflex, Inc.                                             174,782
     1,485   *Tollgrade Communications, Inc.                             196,762
     2,996   *Trimbleble Navigation, Ltd.                                146,336
     1,764   *Uniroyal Technologies Corp.                                 19,515
     1,762   *Universal Electronics, Inc.                                 43,280
     3,969   *Varian Semiconductor Equipment Associates, Inc.            249,427
     2,692   *Vicor Corp.                                                 93,799
     1,871   *White Electronic Designs Corp.                              23,739
     1,456    Woodhead Industries, Inc.                                   26,572
     1,028    Woodward Governor Co.                                       28,688
     1,805   *Zoran Corp.                                                119,018
                                                                      ----------
                                                                       7,149,950
--------------------------------------------------------------------------------
Energy: 0.0%
       553   *FuelCell Energy, Inc.                                       38,192
--------------------------------------------------------------------------------
Entertainment & Leisure: 1.2%
     1,307    Ackerley Group, Inc.                                        15,357
     1,115  *+American Classic Voyages Co.                                22,614
       987   *Anchor Gaming, Inc.                                         47,345
     2,100    Arctic Cat, Inc.                                            24,806
     3,001  *+Argosy Gaming Corp.                                         43,139
     5,016   *Aztar Corp.                                                 77,748
     2,994  *+Bally Total Fitness Holding Corp.                           75,973
     3,122   *Boca Resorts, Inc.                                          30,830
     3,500   *Boyd Gaming Corp.                                           19,469

                                    MSF-102

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES           ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Entertainment & Leisure: (Continued)
     9,858    Callaway Golf Co.                                       $  160,809
     1,602   *Championship Auto Racing Team                               40,851
     1,078    Churchill Downs, Inc.                                       24,996
     1,800    Coachmen Industries, Inc.                                   20,700
     1,114   *Direct Focus, Inc.                                          54,447
     1,706    Dover Downs Entertainment, Inc.                             23,884
     4,190    Fleetwood Enterprises, Inc.                                 59,707
       658   *GC Cos., Inc.                                               14,723
     4,465   *GTECH Holdings Corp.                                       101,300
     2,411   *Hollywood Entertainment Corp.                               18,685
     3,265   *Isle of Capri Casinos, Inc.                                 44,283
     1,074   *Meade Instruments Corp.                                     26,984
     2,615   *MP3.com, Inc.                                               35,467
     2,269   *Oakley, Inc.                                                26,093
     1,024   *Penn National Gaming, Inc.                                  13,952
     2,436   *Pinnacle Entertainment, Inc.                                47,350
     3,067    Polaris Industries, Inc.                                    98,144
     1,229   *Scientific Games Holdings Corp.                             30,187
     1,748   *SCP Pool Corp.                                              40,848
     1,801   *Speedway Motorsports, Inc.                                  41,423
     3,222   *Station Casinos, Inc.                                       80,550
     2,285   *THQ, Inc.                                                   27,634
     4,643   *Topps Company, Inc.                                         52,959
     3,221   *Uproar, Inc.                                                23,958
     1,871   *Vail Resorts, Inc.                                          30,521
     1,790   +Winnebago Industries, Inc.                                  23,382
     2,867   *WMS Industries, Inc.                                        44,259
     1,478   *World Wrestling Federation
              Entertainment, Inc. Cl. A                                   30,762
                                                                      ----------
                                                                       1,596,139
--------------------------------------------------------------------------------
Financial Services: 4.1%
     1,844   *Acacia Research Corp.                                       44,256
     2,876   *Affiliated Managers Group, Inc.                            130,858
     8,741    Allied Capital Corp.                                       148,870
     2,662    American Capital Strategies Ltd.                            63,555
     9,538   *AmeriCredit Corp.                                          162,146
     2,310   *Blackrock, Inc. Cl. A                                       66,990
     2,158   *CB Richard Ellis Services, Inc.                             19,692
     2,587    Charter Municipal Mortgage Acceptance Co.                   31,852
     1,573  *+Compucredit Corp.                                           47,092
     1,095    CPB, Inc.                                                   27,922
     2,052   *Donaldson Lufkin & Jenrett, Inc.                            14,621
     3,810    Eaton Vance Corp. (non-vtg.)                               176,212
     1,600  *+Financial Federal Corp.                                     27,800
     7,862    FINOVA Group, Inc.                                         102,206
     4,023    First Charter Corp.                                         62,985
     1,632    First Financial Holdings, Inc.                              22,338
     2,900   *Friedman Billings Ramsey Group                              23,563
     3,108   *Frontline Capital Group, Inc.                               66,241
       703   *Gabelli Asset Management, Inc. Cl. A                        17,575
     2,787   *GlobalNetFinancial.com, Inc.                                58,527
     2,766    Great American Financial Resources, Inc.                    48,924
     2,249  *+Insignia Financial Group, Inc.                              22,490
     1,040   *InterCept Group, Inc.                                       17,680
     3,531   *Investment Technology Group, Inc.                          139,474
     3,940    Investors Financial Services Corp.                         156,492
    19,900   *iShares Trust                                            2,057,162
     3,352    Jefferies Group, Inc.                                       67,668
       900    John Nuveen & Co., Inc. Cl. A                               37,744
     6,262    Keystone Financial, Inc.                                   133,067
     4,738   *LaBranche & Co., Inc.                                       68,109
     1,166    Medallion Financial Corp.                                   17,964
     7,456    Metris Cos., Inc.                                          187,332
     2,828    Morgan Keegan, Inc.                                         41,713
     1,322   *National Discount Brokers Group, Inc.                       42,139
     2,499   *NCO Group, Inc.                                             57,867
     3,594   *Nextcard, Inc.                                              30,437
     1,089    Park National Corp.                                         98,827
     1,615    PFF Bancorp, Inc.                                           29,221
     4,800   +Phoenix Investment Partners, Ltd.                           50,400
     3,004   *Pioneer Group, Inc.                                        127,201
     5,255    Raymond James Financial, Inc.                              118,237
     3,182    Seacoast Financial Services Corp.                           30,130
     1,953   +Southwest Securities Group, Inc.                            72,749
       503    Student Loan Corp.                                          21,126
     2,400    Tucker Anthony Sutro                                        43,200
     6,613    United Asset Management Corp.                              154,579
     4,307   *United Rentals, Inc.                                        73,757
     1,159   *WFS Financial, Inc.                                         19,993
     2,821   *Wit Soundview Group, Inc.                                   30,281
                                                                      ----------
                                                                       5,311,264
--------------------------------------------------------------------------------
Food & Beverages: 1.6%
     1,400   *Agribrands International, Inc.                              58,712
     2,647   *American Italian Pasta Co. Cl. A                            54,760
       669   *Ben & Jerry's Homemade, Inc.                                29,102
       771   *Bush Boake Allen, Inc.                                      33,731
     4,700   +Chiquita Brands International, Inc.                         18,506
     4,682    Corn Products International, Inc.                          124,073
     4,606    Dean Foods Co.                                             145,955
     5,719   *Del Monte Foods Company                                     38,961
     5,859    Dole Food, Inc.                                             82,026
     2,378    Dreyer's Grand Ice Cream, Inc.                              49,789
     5,344    Earthgrains Co.                                            103,874
       112    Farmer Brothers Co.                                         19,208
     3,727  *+Hain Celestial Group, Inc.                                 136,851
     2,861   *IHOP Corp.                                                  47,922
     5,218   *International Home Foods, Inc.                             109,252
     1,900    International Multifoods Corp.                              32,894
     4,807    Interstate Bakeries Corp.                                   67,298
     2,700    Lance, Inc.                                                 24,384
     1,800    Michael Foods, Inc.                                         44,437
     1,200   *Mondavi (Robert) Corp. Cl. A                                36,675

                                    MSF-103

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES             ISSUE                                            (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Food & Beverages: (Continued)
     1,925   *Performance Food Group Co.                              $   61,480
     3,846   *Ralcorp Holdings, Inc.                                      47,113
       916   *Rica Foods, Inc.                                            21,068
       922    Riviana Foods, Inc.                                         15,991
     7,035  *+Smithfield Foods, Inc.                                     197,420
     3,235    Smucker (J.M.) Co. Cl. A                                    62,274
     3,725  *+Suiza Foods Corp.                                          182,059
     1,717   *Triarc Companies, Inc. Cl. A                                35,199
     1,113  *+United Natural Foods, Inc.                                  15,269
     6,220    Universal Foods Corp.                                      115,070
                                                                      ----------
                                                                       2,011,353
--------------------------------------------------------------------------------
Forest Products & Paper: 0.7%
     3,886   *Buckeye Technologies, Inc.                                  85,249
     3,282    Caraustar Industries, Inc.                                  49,333
     2,060    Chesapeake Corp.                                            61,028
     1,558    Deltic Timber Corp.                                         33,302
     2,200   *Ivex Packaging Corp.                                        24,475
     5,813    Longview Fibre Co.                                          64,306
    13,359    Louisiana-Pacific Corp.                                    145,279
     1,600    New England Business Service, Inc.                          26,000
     2,900    P.H. Glatfelter Co.                                         29,544
     1,870    Pope & Talbot, Inc.                                         29,920
     3,788    Potlatch Corp.                                             125,477
     3,509    Rayonier, Inc.                                             125,885
     1,867    Schweitzer-Mauduit International, Inc.                      23,338
       767    Universal Forest Products, Inc.                             10,331
     6,463    Wausau-Mosinee Paper Corp.                                  55,339
                                                                      ----------
                                                                         888,806
--------------------------------------------------------------------------------
Healthcare Services: 1.0%
     1,238   *Accredo Health, Inc.                                        42,750
     2,692   *AmeriPath, Inc.                                             23,555
     5,060   *Apria Healthcare Group                                      61,985
    11,814   *Beverly Enterprises, Inc.                                   33,227
     2,429   *Corixa Corp.                                               104,447
       776   *Corvel Corp.                                                19,158
     5,781   *Cyber-Care, Inc.                                            57,538
     2,781   *Eclipsys Corporation                                        20,770
    13,266   *Foundation Health Systems, Inc.                            172,458
       846   *Laboratory Corporation of America Holdings                  65,248
    10,310   *Manor Care, Inc.                                            72,170
     1,650    Morrison Management Specialists, Inc.                       46,509
     1,818  *+Novoste Corp.                                              110,898
     5,219  *+Orthodontic Centers of America, Inc.                       118,080
     3,632   *Per-Se Technologies, Inc.                                   33,596
     8,906   *PSS World Medical, Inc.                                     59,559
     1,615   *RehabCare Group, Inc.                                       44,009
     2,434  *+Res-Care, Inc.                                              13,121
     1,877   *Sangstat Medical Corp.                                      54,022
     6,830  *+Total Renal Care Holdings, Inc.                             40,980
     1,664   *TriZetto Group, Inc.                                        26,937
     7,133   *U.S. Oncology, Inc.                                         35,219
                                                                      ----------
                                                                       1,256,236
--------------------------------------------------------------------------------
Homebuilders: 0.7%
     7,617    Centex Corp.                                               178,999
    12,688    Clayton Homes, Inc.                                        101,504
       922   *Crossmann Communities, Inc.                                 15,242
     6,004    Kaufman & Broad Home Corp.                                 118,954
     6,159    Lennar Corp.                                               124,720
     2,805    M.D.C. Holdings, Inc.                                       52,243
     1,273   *NVR, Inc.                                                   72,561
     3,840    Pulte Corp.                                                 83,040
     1,926    Ryland Group, Inc.                                          42,613
     2,709    Standard Pacific Corp.                                      27,090
     2,605   *Toll Brothers, Inc.                                         53,403
                                                                      ----------
                                                                         870,369
--------------------------------------------------------------------------------
Hospital Management: 0.3%
    20,330   *Humana, Inc.                                                99,109
     4,386  *+Lifepoint Hospitals, Inc.                                   98,137
     8,045   *Quorum Health Group, Inc.                                   83,215
     4,257  *+Triad Hospitals, Inc.                                      103,365
                                                                      ----------
                                                                         383,826
--------------------------------------------------------------------------------
Hotel & Motel: 0.3%
     6,899   *Choice Hotels International, Inc.                           68,559
     1,911   *Crestline Capital Corp.                                     32,606
     4,200    Equity Inns, Inc.                                           25,725
     9,090   *Extended Stay America, Inc.                                 84,082
     2,400    Marcus Corp.                                                29,100
     5,300   *Prime Hospitality Corp.                                     50,019
     2,542    RFS Hotel Investors, Inc.                                   29,869
    15,500   *Wyndham International, Inc. Cl. A                           38,750
                                                                      ----------
                                                                         358,710
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 0.6%
     3,105  *+Applica, Inc.                                               35,125
     1,141    Bush Industries, Inc. Cl. A                                 18,256
     5,176  *+Collins & Aikman Corp.                                      26,850
     5,267   +Ethan Allen Interiors, Inc.                                126,408
       987    Fedders Corp.                                                5,737
     5,792   *Furniture Brands International, Inc.                        87,604
     2,154    Harman International Industries, Inc.                      131,394
     4,037    Kimball International, Inc. Cl. B                           59,672
     6,640    La-Z-Boy, Inc.                                              92,960
     2,013    Libbey, Inc.                                                64,668
     1,134  *+Salton, Inc.                                                41,816
     7,128  *+Sunbeam Corp.                                               24,503
     1,447    Toro Co.                                                    47,661
                                                                      ----------
                                                                         762,654
--------------------------------------------------------------------------------
Household Products: 0.5%
    17,251    Bergen Brunswig Corp. Cl. A                                 94,880
     4,980    Church & Dwight Co., Inc.                                   89,640

                                    MSF-104

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES             ISSUE                                             (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Household Products: (Continued)
    10,956    Dial Corp.                                              $  113,668
     5,802   *Nu Skin Enterprises, Inc. Cl. A                             33,362
       727    Stepan Co.                                                  16,903
     7,757    Tupperware Corp.                                           170,654
     1,500    WD-40 Co.                                                   31,219
     4,273    WestPoint Stevens, Inc.                                     47,537
                                                                      ----------
                                                                         597,863
--------------------------------------------------------------------------------
Industrial Components & Material: 1.5%
     2,149    Barnes Group, Inc.                                          35,056
     4,509   *Blount International, Inc.                                  34,663
     2,135   *Brooks Automation, Inc.                                    136,440
     3,462    C & D Technologies, Inc.                                   195,603
     1,569    Columbus Corp. McKinnon                                     22,064
     2,689   *Delco Remy International, Inc. Cl. A                        22,352
     4,251    Kaydon Corp.                                                89,271
       739    Lawson Products, Inc.                                       18,036
     3,092    Lilly Industries, Inc. Cl. A                                92,953
     3,052  *+Lone Star Technologies, Inc.                               141,155
    12,564    LTV Corp.                                                   36,121
     1,856    Mathews International Corp. Cl. A                           54,056
     2,633  *+Maverick Tube Corp.                                         76,522
     4,433    Milacron, Inc.                                              64,278
       841   *MKS Instruments, Inc.                                       32,799
     1,072   *Moog, Inc. Cl. A                                            28,274
     4,713   *Mueller Industries, Inc.                                   131,964
     1,998    Nordson Corp.                                              101,024
     2,636    Regal-Beloit Corp.                                          42,341
       987   +Robbins & Myers, Inc.                                       22,516
     3,846    Roper Industries, Inc.                                      98,554
     1,499    Sauer, Inc.                                                 14,803
       773   *Sequa Corp. Cl. A                                           29,519
     2,684    Smith (A.O.) Corp.                                          56,196
     1,700   *SPS Technologies, Inc.                                      69,806
     3,600    Stewart & Stevenson Services, Inc.                          54,450
     1,800   *Stoneridge, Inc.                                            15,750
     2,000    Thomas Industries, Inc.                                     35,375
     3,276    Tredegar Industries, Inc.                                   62,244
     3,831  *+Valence Technology, Inc.                                    70,754
     2,110    Watts Industries, Inc. Cl. A                                26,639
       700   *Wolverine Tube, Inc.                                        11,900
     2,000    Wynn's International, Inc.                                  45,375
                                                                      ----------
                                                                       1,968,853
--------------------------------------------------------------------------------
Insurance: 2.2%
     5,412    Alfa Corp.                                                  93,695
       689   *Alleghany Corp.                                            115,752
     1,315    American National Insurance                                 67,065
     1,600    AmerUs Life Holdings, Inc.                                  33,000
     1,110   *Arch Capital Group Ltd.                                     16,615
     2,105   +Argonaut Group, Inc.                                        36,245
     1,700    Baldwin & Lyons, Inc. Cl. B                                 28,847
     1,965    Blanch (E.W.) Holdings, Inc.                                39,914
     1,496    Brown & Brown, Inc.                                         77,792
     1,736    CNA Surety Corp.                                            20,724
     3,159    Commerce Group, Inc.                                        93,190
     2,034   *Delphi Financial Group, Inc.                                69,029
     3,401    Enhance Financial Services Group, Inc.                      48,889
     1,700    FBL Financial Group, Inc. Cl. A                             26,775
     6,824    Fidelity National Financial, Inc.                          124,964
     7,038    First American Financial Corp.                             100,731
     7,454    Fremont General Corp.                                       29,354
     4,926    Gallagher (Arthur J.) & Co.                                206,892
     1,694    Harleysville Group, Inc.                                    28,163
     5,035    HCC Insurance Holdings, Inc.                                95,036
     1,600    Hilb Rogal & Hamilton Co.                                   55,500
     5,157    Horace Mann Educators Corp.                                 77,355
     3,900    HSB Group, Inc.                                            121,387
       900    Kansas City Life Insurance Co.                              24,103
     1,265    LandAmerica Financial Group, Inc.                           29,016
     5,080    Leucadia National Corp.                                    115,887
     2,093    Liberty Corp.                                               87,906
     1,676    Liberty Financial Companies, Inc.                           36,767
       736   *Markel Corp.                                               104,236
     1,655   *Medical Assurance, Inc.                                     18,619
     3,430    Mercury General Corp.                                       81,034
     5,400   *Mid Atlantic Medical Services, Inc.                         72,900
       253   *National Western Life Insurance Co. Cl. A                   17,995
     7,565    Ohio Casualty Corp.                                         80,142
     1,263   *PICO Holdings, Inc.                                         17,485
     2,199    PMA Capital Corp. Cl. A                                     41,231
     2,235    Presidential Life Corp.                                     30,941
     1,000    RLI Corp.                                                   34,750
       995    Scpie Holdings, Inc.                                        20,398
     3,299    Selective Insurance Group, Inc.                             62,166
     4,069    Stancorp Financial Group, Inc.                             130,717
     1,121    State Auto Financial Corp.                                  13,242
     1,455   *Stewart Information Services Corp.                          21,279
     1,573   +Trenwick Group, Inc.                                        22,907
     1,900   *Triad Guaranty, Inc.                                        43,522
     4,500   *UICI, Inc.                                                  29,531
     2,138    W.R. Berkley (W.R.) Corp.                                   40,021
     1,500    Zenith National Insurance Corp.                             31,875
                                                                      ----------
                                                                       2,815,584
--------------------------------------------------------------------------------
Lease Rental Obligations: 0.2%
     2,500    Aaron Rents, Inc. Cl. B                                     31,406
     1,100   *AMERCO                                                      21,794
     2,762   *Avis Rent A Car, Inc.                                       51,788
     3,332   *Dollar Thrifty Automotive Group                             61,434
     1,808   *Electro Rental Corp.                                        21,470
     2,110   *Renta-A-Center, Inc.                                        47,277
     4,894    Rollins Truck Leasing Corp.                                 33,952
                                                                      ----------
                                                                         269,121
--------------------------------------------------------------------------------

                                    MSF-105

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES                   ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Liquor: 0.1%
     1,015    *+Beringer Wine Estates Holdings, Inc. Cl. B           $   35,937
     2,023     *Canandaigua Brands, Inc. Cl. A                          102,035
                                                                     -----------

                                                                        137,972
--------------------------------------------------------------------------------
Machinery: 1.5%
     6,851      AGCO Corp.                                               83,925
     5,137      Applied Power, Inc. Cl. A                               172,089
     1,418     *Bio-Rad Laboratories, Inc. Cl. A                         35,450
     2,621      Brady Corp. Cl. A                                        85,183
       617      Carbo Ceramics, Inc.                                     21,672
     5,323      Cummins Engine Co., Inc.                                145,052
     2,460     *Cuno, Inc.                                               56,964
     4,954      Donaldson Co., Inc.                                      97,841
     1,155     *Dril-Quip, Inc.                                          53,996
     2,180     *Esterline Technologies Corp.                             32,428
     3,848      Foster Wheeler Corp.                                     33,189
     1,611     *Gardner Denver, Inc.                                     28,797
     2,603      Graco, Inc.                                              84,598
     3,887      IDEX Corp.                                              122,683
     2,295     *Ionics, Inc.                                             70,284
     4,273      Kennametal, Inc.                                         91,602
     4,726      Lincoln Electric Holdings, Inc.                          67,789
     1,576      Lindsay Manufacturing Co.                                30,929
     3,266      Manitowoc Co., Inc.                                      87,366
       817      NACCOIndustries, Inc. Cl. A                              28,697
     3,432     *Presstek, Inc.                                           55,877
     2,741    *+PRI Automation, Inc.                                    179,707
     1,494     *Specialty Equipment Companies, Inc.                      40,525
     3,119     *SpeedFam-IPEC, Inc.                                      56,824
     1,454      Standex International Corp.                              23,082
     2,056      Tecumseh Products Co. Cl. A                              78,515
     1,362      Tennant Co.                                              51,330
     5,729     *UCAR International, Inc.                                 74,835
                                                                     -----------

                                                                      1,991,229
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.2%
       940     *Abiomed, Inc.                                            28,905
     2,523     *Acuson Corp.                                             34,061
     2,635     *ADAC Laboratories                                        63,240
     5,140     *Airgas,gas, Inc.                                         29,234
     2,231     *Aradigm Corp.                                            39,042
     1,600      Arrow International, Inc.                                53,500
     1,255     *ArthroCare Corp.                                         66,829
     2,441     *ATS Medical, Inc.                                        35,700
     1,756     *Biosite Diagnostics, Inc.                                84,618
     3,598     *CardioDynamics International Corp.                       22,599
    25,300     *Caremark Rx, Inc.                                       172,356
     6,237     *Celision Corp.                                           17,931
       903    *+Closure Medical Corp.                                    20,656
     1,844     *CONMED Corp.                                             47,483
     1,360     *CryoLife, Inc.                                           31,280
     2,992     *Cygnus, Inc.                                             42,542
     1,500      Datascope Corp.                                          54,000
     1,500      Diagnostic Products Corp.                                48,000
     3,123     *Diametrics Medical, Inc.                                 17,664
     1,631     *DVI, Inc.                                                26,096
     1,281     *ENDoCare, Inc.                                           25,940
     5,278    *+Fisher Scientific International, Inc.                   130,630
     3,083     *Haemonetics Corp.                                        64,743
     2,070     *i-Stat Corp.                                             36,097
    11,643     *Imatron, Inc.                                            27,291
     1,651     *INAMED Corp.                                             60,468
     2,067    *+Inhale Therapeutic Systems                              209,736
     1,188      Mine Safety Appliances Co.                               28,512
     1,461     *Molecular Devices Corp.                                 101,037
     1,975     *Ocular Sciences, Inc.                                    23,145
       565     *ORATEC Interventions, Inc.                               18,857
     4,111     +Owens & Minor, Inc.                                      70,658
     1,317     *PolyMedica Corp.                                         56,960
     4,054     *ResMed, Inc.                                            108,444
     1,450     *Scott Technologies, Inc.                                 24,877
     1,196     *SonoSite, Inc.                                           34,460
     1,515     *STAAR Surgical Co.                                       16,950
     8,612     *STERIS Corp.                                             76,431
     5,825     *Summit Technology, Inc.                                 110,129
     5,271    *+Sunrise Technologies International, Inc.                 52,628
     2,026     *Theragenics Corp.                                        17,348
     1,176     *Thermo Cardiosystems, Inc.                               11,760
     1,913     *Thoratec Laboratories Corp.                              30,968
       847     *Trex, Inc.                                               42,350
     3,947     *Varian Medical Systems, Inc.                            154,426
     6,369     *Vasomedical, Inc.                                        30,055
     1,178    *+Ventana Medical Systems, Inc.                            27,830
     6,929     *VISX, Inc.                                              194,449
     1,071     *ZOLL Medical Corp.                                       52,479
                                                                     -----------

                                                                      2,775,394
--------------------------------------------------------------------------------
Metals-Aluminum: 0.0%
     1,576      Century Aluminum Co.                                     17,139
     3,673     *Kaiser Aluminum Corp.                                    14,692
                                                                     -----------

                                                                         31,831
--------------------------------------------------------------------------------
Metals-Gold: 0.0%
    14,312     *Battle Mountain Gold Co.                                 31,308
--------------------------------------------------------------------------------
Metals-Non-Ferrous: 0.1%
     1,913     *RTI International Metals, Inc.                           21,761
     3,457      Southern Peru Copper Corp.                               42,132
     8,914      USEC, Inc.                                               41,227
                                                                     -----------

                                                                        105,120
--------------------------------------------------------------------------------
Metals-Steel & Iron: 0.4%
    10,902      AK Steel Holding Corp.                                   87,216
    14,422     *Bethlehem Steel Corp.                                    51,378
     2,200      Carpenter Technology Corp.                               46,475
     1,724      Cleveland Cliffs, Inc.                                   44,501
     2,143     *NS Group, Inc.                                           44,870

                                    MSF-106

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES                   ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Metals-Steel & Iron: (Continued)
     1,642      Quanex Corp.                                         $   24,425
     2,378      Reliance Steel & Aluminum Co.                            45,479
     2,431      Ryerson Tull, Inc.                                       25,222
     4,235     *Steel Dynamics, Inc.                                     38,247
     4,053     *Weirton Steel Corp.                                      13,172
     8,733      Worthington Industries, Inc.                             91,697
                                                                     -----------

                                                                        512,682
--------------------------------------------------------------------------------
Mining: 0.2%
     2,102      Arch Coal, Inc.                                          16,159
    17,102     *Freeport-McMoRan Copper & Gold, Inc. Cl. B              158,193
     5,140     *Stillwater Mining Co.                                   143,278
                                                                     ----------

                                                                        317,630
--------------------------------------------------------------------------------
Miscellaneous: 0.3%
     1,546      Central Parking Corp.                                    36,621
     7,061      Pittston Brinks Group                                    96,647
     2,100      Rollins, Inc.                                            31,238
     5,309      Sotheby's Holdings, Inc. Cl. A                           92,908
    12,205      Stewart Enterprises, Inc. Cl. A                          43,096
     3,381     *Syntroleum Corp.                                         58,005
       826     *Tejon Ranch Co.                                          18,637
     2,712     *Veterinary Centers of America, Inc.                      37,205
       490    *+Wackenhut Corp.                                           6,339
                                                                     -----------

                                                                        420,696
--------------------------------------------------------------------------------
Mobile Homes: 0.1%
     5,099     *Champion Enterprises, Inc.                               24,858
     2,217     *Monaco Coach Corp.                                       30,206
       976      Skyline Corp.                                            20,984
       873      Thor Industries, Inc.                                    18,333
                                                                     -----------

                                                                         94,381
--------------------------------------------------------------------------------
Multi-Industry: 0.7%
     3,067      Albemarle Corp.                                          60,573
     2,202      Commercial Metals Co.                                    60,555
     2,072      Forest City Enterprises, Inc.                            69,153
     2,394      Gaylord Entertainment Co.                                51,471
     1,155     *Griffon Corp.                                             6,425
     5,123      Harsco Corp.                                            130,636
     4,064      Lancaster Colony Corp.(Rts.)                             79,248
     6,218     *Ogden Corp.                                              55,962
     4,609      Olin Corp.                                               76,049
       789      Penn Engineering & Manufacturing Corp. (non-vtg.)        27,812
     2,200     *Rogers Corp.                                             77,000
     1,920      RPC, Inc.                                                20,280
     3,800      Ruddick Corp.                                            44,888
    10,479      U.S. Industries, Inc.                                   127,058
                                                                     -----------

                                                                        887,110
--------------------------------------------------------------------------------
Newspapers: 0.3%
     5,649      Lee Enterprises, Inc.                                   131,692
     2,391      McClatchy Co. Cl. A                                      79,202
     2,652      Media General, Inc. Cl. A                               128,789
                                                                     -----------

                                                                        339,683
--------------------------------------------------------------------------------
Office & Business Equipment: 1.1%
     2,453     *Black Box Corp.                                         194,170
     1,950    *+Cybex Computer Products Corp.                            82,205
     6,866      HON Industries, Inc.                                    161,351
     1,700    *+IDX Systems Corp.                                        23,747
    19,149      IKON Office Solutions, Inc.                              74,202
     3,305    *+InFocus Corp.                                           106,173
     4,362     *Intergraph Corp.                                         32,988
     1,422     *Interlink Electronics, Inc.                              59,546
     1,931     *Intrusion.com, Inc.                                      21,845
    34,060    *+Iomega Corp.                                            136,240
       778     *JNI Corp.                                                24,604
     5,017    *+Mail-Well, Inc.                                          43,272
     1,300     *Miami Computer Supply Corp.                              33,638
     4,689     *Micron Electronics, Inc.                                 58,759
     2,225     *Micros Systems, Inc.                                     41,371
    23,702     *Silicon Graphics, Inc.                                   88,883
     1,572      Standard Register Co.                                    22,401
     4,057     *United Stationers, Inc.                                 131,472
     5,038      Wallace Computer Services, Inc.                          49,750
                                                                     -----------

                                                                      1,386,617
--------------------------------------------------------------------------------
Oil: 0.4%
     1,492     *Evergreen Resources, Inc.                                44,061
     3,525     *Frontier Oil Corp.                                       28,200
     1,413      Midcoast Energy Resources, Inc.                          22,255
     1,434      Patina Oil & Gas Corp.                                   29,756
     1,977     *Pennaco Energy, Inc.                                     32,373
     9,956      Pennzoil Quaker State Co.                               120,094
       755     *Prima Energy Corp.                                       40,392
     6,413     *PURE Resources, Inc.                                    114,632
     3,783    *+Tesoro Petroleum Corp.                                   38,303
                                                                     -----------

                                                                        470,066
--------------------------------------------------------------------------------
Oil & Gas Exploration: 1.7%
      1,134   *Atwood Oceanics, Inc.                                     50,321
      3,595   *Barrett Resources Corp.                                  109,423
      1,733   *Basin Exploration, Inc.                                   30,923
      1,961   *Belco Oil & Gas Corp.                                     16,669
      2,285    Berry Petroleum Co. Cl. A                                 38,845
      3,319    Cabot Oil & Gas Corp. Cl. A                               70,321
     11,100   *Chesapeake Energy Corp.                                   86,025
      2,486   *Comstock Resources, Inc.                                  19,888
      5,907    Cross Timbers Oil Co.                                    130,692
      2,729  *+EEX Corp.                                                 15,862
      3,564    Energen Corp.                                             77,740
      1,684   *Forcenergy, Inc.                                          33,891
      4,100   *Forest Oil Corp.                                          65,344
      1,034   *Houston Exploration Co.                                   25,979

                                    MSF-107

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES                   ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Oil & Gas Exploration: (Continued)
     2,103    *HS Resources, Inc.                                    $   63,090
     2,600    *Louis Dreyfus Natural Gas Corp.                           81,412
     2,020    *McMoRan Exploration Co.                                   33,330
     2,800     Mitchell Energy & Development Corp. Cl. A                 89,950
     2,300    *Nuevo Energy Co.                                          43,412
     4,100     ONEOK, Inc.                                              106,344
     4,127    *Patterson Energy, Inc.                                   117,491
       890     Penn Virginia Corp.                                       21,916
    12,608    *Pioneer Natural Resources Co.                            160,752
     1,998    *Plains Resources, Inc.                                    31,968
     5,061    +Pogo Producing Co.                                       111,975
     1,206   *+Seitel, Inc.                                               9,799
       957    *Spinnaker Exploration Co.                                 24,523
     1,791     St. Mary Land & Exploration Co.                           75,278
     2,339    *Stone Energy Corp.                                       139,755
     2,455    *Swift Energy Co.                                          69,661
     3,910    *Tom Brown, Inc.                                           90,297
     6,290     Vintage Petroleum, Inc.                                  141,918
       564    *Williams Clayton Energy, Inc.                             18,013
                                                                     -----------

                                                                      2,202,807
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.9%
     1,535    *Cal Dive International, Inc.                              83,226
     1,850    *Friede Goldman International, Inc.                        16,534
    20,750    *Grey Wolf, Inc.                                          103,750
     1,141    *Horizon Offshore, Inc.                                    17,686
    10,400    *Key Energy Group, Inc.                                   100,100
     1,229    *Key Production, Inc.                                      21,508
     6,836   *+National Oilwell, Inc.                                   224,733
     8,869    *Newpark Resources, Inc.                                   83,701
     2,858    *Oceaneering International, Inc.                           54,302
     2,652    *Offshore Logistics, Inc.                                  38,205
     7,400    *Parker Drilling Co.                                       45,788
     2,239    *SEACOR Smit, Inc.                                         86,621
     5,684    *Superior Energy Services, Inc.                            58,972
     4,092    *Unit Corp.                                                55,242
     4,993    *Unova, Inc.                                               36,511
     2,085    *UTI Energy Corp.                                          83,661
     3,313    *Veritas DGC, Inc.                                         86,138
                                                                     -----------

                                                                      1,196,678
--------------------------------------------------------------------------------
Packaging: 0.3%
     3,845     American National Can Group, Inc.                         64,884
       390     Liqui-Box Corp.                                           18,744
     5,973    *Packaging Corp. of America                                60,477
    21,669    *Pactiv Corp.                                             170,643
       804    *U.S. Can Corp.                                            13,970
                                                                     -----------

                                                                        328,718
--------------------------------------------------------------------------------
Photography: 0.3%
     2,529    *Concord Camera Corp.                                      52,793
       899     CPI Corp.                                                 18,991
     6,495   *+Metromedia International Group, Inc.                      30,851
     1,155   *+ParkerVision, Inc.                                        58,292
     5,801    *Pinnacle Systems, Inc.                                   131,429
     5,501     Polaroid Corp.                                            99,362
                                                                     -----------

                                                                        391,718
--------------------------------------------------------------------------------
Plastics: 0.1%
     3,913     Schulman (A.), Inc.                                       47,079
     2,100     Spartech Corp.                                            56,700
     1,586     West Pharmaceutical Services, Inc.                        34,297
                                                                     -----------

                                                                        138,076
--------------------------------------------------------------------------------
Pollution Control: 0.1%
     2,571    *Casella Waste Systems, Inc. Cl. A                         27,558
     3,630    *FSI International, Inc.                                   78,612
     1,698    *Stericycle, Inc.                                          39,903
     2,528    *Waste Connections, Inc.                                   49,849
                                                                     -----------

                                                                        195,922
--------------------------------------------------------------------------------
Printing & Publishing: 1.1%
     1,012     Advanced Marketing Services, Inc.                         18,659
     8,275     American Greetings Corp. Cl. A                           157,225
     3,136     Harland (John H.) Co.                                     46,844
     4,903     Hollinger International, Inc. Cl. A                       66,803
     1,973    *Hollywood.com, Inc.                                       15,291
     3,560     Houghton Mifflin Co.                                     166,209
     1,202    *Information Holdings, Inc.                                44,474
     5,949     John Wiley & Sons, Inc. Cl. A                            133,852
     5,848   *+Journal Register Co.                                     106,726
     1,207    *Martha Stewart Living Omnimedia, Inc. Cl. A               26,554
     4,794     Meredith Corp.                                           161,797
     2,677     Penton Media, Inc.                                        93,695
     2,131   *+Playboy Enterprises, Inc. Cl. B                           27,437
     1,679    *Private Media Group, Inc.                                 15,427
     1,274     Pulitzer, Inc.                                            53,747
     4,119    *R.H. Donnelley Corp.                                      79,806
     1,823    *Scholastic Corp.                                         111,317
     3,640    *Ziff-Davis, Inc.                                          32,760
                                                                     -----------

                                                                      1,358,623
--------------------------------------------------------------------------------
 Real Estate: 5.5%
       430    *Alexander's, Inc.                                         31,498
     1,696     Alexandria Real Estate Equities, Inc.                     58,194
     2,600     American Industrial Property REIT                         35,263
     2,239     AMLI Residential Properties Trust                         52,756
     7,626     Arden Realty, Inc.                                       179,211
     2,500     Bedford Property Investors, Inc.                          46,406
     2,150     Boykin Lodging Co.                                        29,025
     2,844     Bradley Real Estate, Inc.                                 60,613
     4,431     Brandywine Realty Trust                                   84,743
     5,744     BRE Properties, Inc.                                     165,858
     3,700     Burnham Pacific Properties, Inc.                          25,438
     5,106     Cabot Industrial Trust                                   100,524
     4,500    *Cadiz, Inc.                                               35,438

                                     MSF-108

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES                   ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Real Estate: (Continued)
     4,899     Camden Property Trust                            $       143,908
     2,650     Capital Automotive REIT                                   37,100
     1,144     Capstead Mortgage Corp.                                    9,581
     1,989    *Castle & Cooke, Inc.                                      38,413
    13,706    *Catellus Development Corp.                               205,590
     3,437     CBL & Associates Properties, Inc.                         85,710
     2,710     CenterPoint Properties Trust                             110,432
     2,665     Chateau Communities, Inc.                                 75,286
     2,044     Chelsea GCA Realty, Inc.                                  70,646
     2,738     Colonial Properties Trust                                 74,953
     3,400     Commercial Net Lease Realty, Inc.                         35,700
     4,916     Cornerstone Realty Income Trust, Inc.                     49,160
     3,433     Cousins Properties, Inc.                                 132,170
     7,500     Developers Diversified Realty Corp.                      112,031
     2,200     Eastgroup Properties, Inc.                                46,337
     1,884     Entertainment Properties Trust                            26,023
     2,321     Essex Property Trust, Inc.                                97,482
     5,071     Federal Realty Investment Trust                          101,420
     6,052     Felcor Lodging Trust, Inc.                               111,962
     4,968     First Industrial Realty Trust, Inc.                      146,556
     1,049     First Washington Realty Trust, Inc.                       23,144
     7,226     Franchise Finance Corp. of America                       166,198
     3,198     Gablesbles Residential Trust                              82,548
     3,398     Glenborough Realty Trust, Inc.                            59,253
     2,700     Glimcher Realty Trust                                     38,812
     2,069     Great Lakes REIT, Inc.                                    35,173
     6,208     Health Care Property Investments, Inc.                   169,168
     3,665     Health Care REIT, Inc.                                    59,556
     5,027     Healthcare Realty Trust                                   85,773
     7,638     Highwoods Properties, Inc.                               183,312
     2,928     Home Properties of New York, Inc.                         87,840
     6,489     Hospitality Properties Trust                             146,408
    16,921     HRPT Properties REIT                                     103,641
     8,692     Indymac Mortgage Holdings, Inc.                          117,885
     3,800     Innkeepers USA Trust                                      34,675
     3,048     IRT Property Co.                                          25,908
     4,255     JDN Realty Corp.                                          43,348
     3,795   *+Jones Lang LaSalle, Inc.                                  50,758
     1,900     JP Realty, Inc.                                           33,844
     3,506     Kilroy Realty Corp.                                       90,937
     3,069     Koger Equity, Inc.                                        51,789
     1,517     LaSalle Hotel Properties                                  21,807
     2,164     Lexington Corporate Property Trust                        24,210
     2,858     LNR Property Corp.                                        55,731
     3,790     Macerich Co.                                              83,617
     2,686     Manufactured Home Communities, Inc.                       64,296
    18,279     Meditrust Corp.                                           68,546
     4,534     Meristar Hospitality Corp.                                95,214
     2,265     Mid-America Apartment Communities, Inc.                   54,360
     1,700     Mills Corp.                                               31,981
     2,090     National Golf Properties, Inc.                            44,151
     3,063     National Health Investors, Inc.                           33,693
     6,082     Nationwide Health Properties, Inc.                        84,768
    11,242     New Plan Excel Realty Trust, Inc.                        146,146
     2,517     Pacific Gulf Properties, Inc.                             63,082
     1,073     Pan Pacific Retail Properties, Inc.                       21,594
     1,400     Parkway Properties, Inc.                                  42,700
     1,489     Pennsylvania Real Estate Investment Trust                 25,499
     4,600     Prentiss Properties Trust                                110,400
     1,122     Prime Group Realty Trust                                  17,040
    15,187     Prison Realty Trust, Inc.                                 46,518
     3,065     PS Business Parks, Inc.                                   73,560
     3,371     Realty Income Corp.                                       79,429
     5,072    +Reckson Associates Realty Corp.                          120,460
     3,758     Regency Realty Corp.                                      89,252
     1,332     Saul Centers, Inc.                                        21,479
     3,912    *Security Capital Group, Inc. Cl. B                        66,504
     3,648     Shurgard Storage Centers, Inc. Cl. A                      82,080
     2,780    +SL Green Realty Corp.                                     74,365
     2,717     Smith (Charles E.) Residential Realty, Inc.              103,246
     3,545     Storage USA, Inc.                                        104,577
     3,182     Summit Properties, Inc.                                   66,822
     2,191     Sun Communities, Inc.                                     73,262
       667     Tanger Factory Outlet Centers, Inc.                       15,675
     4,339     Taubman Centers, Inc.                                     47,729
     1,984     Town & Country Trust                                      34,100
     3,040    *Trammell Crow Co.                                         32,680
    13,105     United Dominion Realty Trust, Inc.                       144,155
       899    *Universal Compression Holdings, Inc.                      30,117
     1,543     Urban Shopping Centers, Inc.                              51,980
     5,207    *Ventas, Inc.                                              16,597
     4,490     Washington Real Estate Investment Trust                   80,259
     1,740    *Webb Corp.                                                26,644
     3,400     Weingarten Realty Investors                              137,275
     2,162     Western Properties REIT                                   25,674
     3,632     Westfield America, Inc.                                   49,259
                                                                     -----------

                                                                      7,087,930
--------------------------------------------------------------------------------
Restaurant: 1.0%
     3,236     Applebee's International, Inc.                            98,192
     4,999     Bob Evans Farms, Inc.                                     74,673
       920    *BUCA, Inc.                                                14,375
     5,655   *+Buffets, Inc.                                             71,924
     6,990     CBRL Group, Inc.                                         102,884
     3,416    *CEC Entertainment, Inc.                                   87,535
     3,606    *Cheesecake Factory, Inc.                                  99,052
     2,999    *Consolidated Prods, Inc.                                  26,991
     5,158    *Jack In The Box, Inc.                                    127,016
       385    *Krispy Kreme Doughnuts, Inc.                              28,297
     3,226    *Landry's Seafood Restaurants, Inc.                        27,421
     3,380    *Lone Star Steakhouse & Saloon, Inc.                       34,011
     2,800     Luby's Cafeterias, Inc.                                   22,400
     1,739    *O' Charley's, Inc.                                        23,640
       766   *+P.F. Chang's China Bistro, Inc.                           24,488

                                    MSF-109

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO   SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
   SHARES                   ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Restaurant: (Continued)
     2,889   *+Papa John's International, Inc.                       $   70,871
     1,471    *Rare Hospitality International, Inc.                      41,786
     7,895     Ruby Tuesday, Inc.                                        99,181
     2,843    *Ryan's Family Steak Houses, Inc.                          23,899
     4,173     Sodexho Marriott Services, Inc.                           66,768
     2,350    *Sonic Corp.                                               69,105
                                                                     -----------

                                                                      1,234,509
--------------------------------------------------------------------------------
Retail Grocery: 0.3%
     5,263     Casey's General Stores, Inc.                              54,768
     5,035     Fleming Cos., Inc.                                        65,769
     1,992     Great Atlantic & Pacific Tea Co., Inc.                    33,117
     2,960    *HomeGrocer.com, Inc.                                      17,852
     3,339   *+Whole Foods Market, Inc.                                 138,047
     2,400   *+Wild Oats Markets, Inc.                                   30,000
                                                                     -----------

                                                                        339,553
--------------------------------------------------------------------------------
Retail Trade: 3.3%
     1,551   *+99 Cents Only Stores                                      61,846
    12,078    *Abercrombie & Fitch Co. Cl. A                            147,207
     2,468   *+Ames Department Stores, Inc.                              19,667
     3,369    *AnnTaylor Stores Corp.                                   111,598
     6,427    *Barnes & Noble, Inc.                                     143,001
    10,029    *Borders Group, Inc.                                      156,076
     7,587    *Boyds Collection Ltd.                                     64,489
     2,200     Burlington Coat Factory Warehouse                         23,788
     3,100     Cash America International, Inc.                          22,863
     1,081     Cato Corp. Cl. A                                          12,567
       894   *+Central Garden & Pet Co.                                   8,032
    10,296   *+Charming Shoppes, Inc.                                    52,445
     1,652    *Chico's FAS, Inc.                                         32,833
     2,268   *+Children's Place Retail Stores, Inc.                      46,140
     5,201     Claire's Stores, Inc.                                    100,119
     2,576    *Cost Plus, Inc.                                           74,140
       735    *CSK Auto Corp.                                             5,558
     1,840    *David's Bridal, Inc.                                      21,276
    12,004     Dillards, Inc. Cl. A                                     147,049
     2,035    *Dress Barn, Inc.                                          44,961
     2,177   *+Duane Reade, Inc.                                         56,058
     1,897   *+Factory 2 U Stores, Inc.                                  71,908
     2,356    *Footstar, Inc.                                            78,337
     1,748    *Fossil, Inc.                                              33,103
     1,128     Fred's, Inc. Cl. A                                        20,304
     1,193    *Gadzoox, Inc.                                             16,330
     2,774    *Guitar Center, Inc.                                       28,780
     3,600    *Handleman Co.                                             45,000
    14,944    *Hanover Direct, Inc.                                      23,350
       654     Haverty Furniture Companies, Inc.                          5,559
     3,044    *Henry Schein, Inc.                                        52,414
     1,098    *Hot Topic, Inc.                                           35,136
     2,894    *Insight Enterprises, Inc.                                171,741
     3,700    *InterTAN, Inc.                                            43,475
     1,728   *+Lands' End, Inc.                                          57,672
     5,095    *Linens 'n Things, Inc.                                   138,202
     3,978     Longs Drug Stores Corp.                                   86,521
     4,083    *Men's Wearhouse, Inc.                                     90,974
     3,598    *Michaels Stores, Inc.                                    164,946
     2,232    *Musicland Stores, Inc.                                    16,601
     4,814    *Neiman-Marcus Group, Inc. Cl. A                          145,325
    12,165    *Office Max, Inc.                                          60,825
     4,349   *+Pacific Sunwear of California, Inc.                       81,680
     2,856    *Payless ShoeSource, Inc.                                 146,370
       690    *PC Connection, Inc.                                       39,308
     3,872    +Pep Boys-Manny, Moe & Jack                                23,232
     2,400    *Petco Animal Supplies, Inc.                               47,175
    13,900   *+PETsMART, Inc.                                            46,478
    11,717     Pier 1 Imports, Inc.                                     114,241
     2,191    *School Specialty, Inc.                                    40,602
     3,821    *ShopKo Stores, Inc.                                       58,748
     2,629    *Sonic Automotive,ve, Inc. Cl. A                           28,099
     1,332    *Sonic Foundry, Inc.                                       27,972
       103     Spiegel, Inc. Cl. A (non-vtg.)                               867
     2,325    *Stein Mart, Inc.                                          23,468
     3,308    *Sunglass Hut International, Inc.                          27,136
     3,942    *Too, Inc.                                                100,277
     4,041    *Transport World Entertainment Corp.                       48,871
     1,941   *+Tweeter Home Entertainment Group, Inc.                    58,351
     1,076    *Ultimate Electronics, Inc.                                28,834
     1,804    *Value City Department Stores, Inc.                        17,138
     5,148    *ValueVision International, Inc. Cl. A                    124,356
     1,590    *Vans, Inc.                                                23,254
    17,657    *Venator Group, Inc.                                      180,984
     1,652    *Whitehall Jewellers, Inc.                                 30,768
     1,270    *Wilsons the Leather Experts, Inc.                         18,654
     4,522    *Zale Corp.                                               165,053
                                                                     -----------

                                                                      4,240,132
--------------------------------------------------------------------------------
Shipbuilding: 0.1%
     3,728     Newport News Shipbuilding, Inc.                          137,004
--------------------------------------------------------------------------------
Software: 6.9%
     3,265    *3DO Co.                                                   25,611
     2,756    *Accrue Software, Inc.                                     97,838
     2,205    *Active Software, Inc.                                    171,302
     1,080   *+Advantage Learning System                                 16,571
     3,512    *Advent Software, Inc.                                    227,512
     2,903    *Allaire Corp.                                            106,595
     2,319    *Allscripts, Inc.                                          53,337
     1,262    *Aremissoft Corp.                                          39,280
     3,511    *AXENT Technologies, Inc.                                  87,446
     1,408    *BARRA, Inc.                                               69,828
     4,770    *Bindview Development Corp.                                57,091
     4,102    *Blaze Software, Inc.                                      55,890
     1,678    *Bluestone Software, Inc.                                  43,104
       809    *Bottomline Technologies, Inc.                             27,455
     3,991    *Broadbase Software, Inc.                                 122,224

                                    MSF-110

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES           ISSUE                                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: (Continued)
     1,452   *BSQUAREQUARE Corp.                                      $   32,580
     2,084   *Calico Commerce, Inc.                                       33,865
     3,309   *Cerner Corp.                                                90,067
     1,806   *Clarus Corp.                                                70,208
     3,039   *Com21, Inc.                                                 75,880
     1,253   *Daleen Technologies, Inc.                                   19,344
     1,976   *Datastream Systems, Inc.                                    24,391
     1,055   *Digimarc Corp.                                              40,618
     4,036   *Digital Courier Technologies                                25,730
     2,205   *Documentum, Inc.                                           196,934
     1,215   *DSET Corp.                                                  36,906
     6,831   *Edwards (J.D.) & Co.                                       102,895
     2,529   *eGain Communications Corp.                                  30,664
     5,777   *eLoyalty Corp.                                              73,296
       524   *Embarcadero Technologies, Inc.                              15,393
       646   *ePlus, Inc.                                                 17,079
     1,418   *Excalibur Technologies Corp.                                56,498
     3,261   *eXcelon Corp.                                               25,886
       527   *Extensity, Inc.                                             18,050
     4,554  *+Filenet Corp.                                               83,537
       625   *FirePond, Inc.                                              22,500
     3,051   *Genrad, Inc.                                                27,459
     1,546   *Geoworks                                                    24,350
     1,250  *+Great Plains Software, Inc.                                 24,492
     3,401   *HNC Software, Inc.                                         210,437
     4,233   *Hyperion Solutions Corp.                                   137,440
     4,804   *Imation Corp.                                              141,117
     1,622   *Immersion Corp.                                             48,660
     2,473   *IMRglobal Corp.                                             32,226
     1,747   *Indus International, Inc.                                   14,960
     2,766   *Infogrames, Inc.                                            22,474
     3,059  *+Informatica Corp.                                          250,456
     2,638   *Information Architects Corp.                                18,302
     7,032   *Inprise Corp.                                               43,071
     4,912   *Intelidata Technologies Corp.                               50,657
     1,812   *Interact Commerce Corp.                                     21,348
       553   *Interactive Intelligence, Inc.                              20,738
     7,822   *InterTrust Technologies Corp.                              160,844
     2,347   *InterWorld Corp.                                            48,113
     2,169   *Interwoven, Inc.                                           238,555
     2,562   *JDA Software Group, Inc.                                    49,078
     1,584   *Kronos, Inc.                                                41,332
       731   *Level 8 Systems, Inc.                                       15,397
     5,768   *Loudeye Technologies, Inc.                                 100,582
     3,187   *Manugistics Group, Inc.                                    149,092
     1,173   *MapInfo Corp.                                               47,653
     1,827   *Marimba, Inc.                                               25,465
       698   *MatrixOne, Inc.                                             28,356
     1,519   *MediaPlex, Inc.                                             29,336
     4,872   *Medical Manager Corp.                                      165,955
     3,156   *Mercator Software, Inc.                                    216,876
     2,802   *MetaCreations Corp.                                         33,624
     1,226   *MetaSolv Software, Inc.                                     53,944
     3,367  *+MicroStrategy, Inc. Cl. A                                  100,484
     3,235   *Midway Games, Inc.                                          26,082
     1,332   *Net Perceptions, Inc.                                       21,104
     2,956   *Netcentives, Inc.                                           55,055
     2,218   *Netegrity, Inc.                                            167,044
     3,048   *NetIQ Corp.                                                181,737
     6,784   *NetManage, Inc.                                             30,318
       452   *Netsol International, Inc.                                  16,046
     3,239   *New Era of Networks, Inc.                                  137,657
    10,680   *Niku Corp.                                                 360,450
     1,543   *Novadigm, Inc.                                              30,474
       564   *Nuance Communications                                       46,989
       723   *Numerical Technologies, Inc.                                35,156
     2,534   *Objective Systems Integrators, Inc.                         27,083
       440   *Ondisplay, Inc.                                             35,833
     2,604   *Onyx Software Corp.                                         77,225
     4,668  *+Open Market, Inc.                                           64,331
       654   *OTGG Software, Inc.                                         18,680
     1,592   *PCTEL, Inc.                                                 60,496
     2,338   *Pegasus Systems, Inc.                                       25,353
     1,373   *Persistence Software, Inc.                                  24,886
     3,180   *Phoenix Technology, Ltd. (Rts.)                             51,774
     4,471   *Policy Management Systems Corp.                             68,742
     2,904  *+Primark Corp.                                              108,174
     1,520   *Primus Knowledge Solutions, Inc.                            68,400
     4,000   *Progress Software Corp.                                     73,250
     1,813   *Project Software & Development, Inc.                        33,087
     3,994   *Puma Technology, Inc.                                      107,091
     2,241   *Quintus Corp.                                               44,504
     1,852   *Ramp Networks, Inc.                                         21,993
     3,332   *Remedy Corp.                                               185,863
       835   *Retek, Inc.                                                 26,720
     4,097   *Saga Systems, Inc.                                          50,956
     1,575   *Sanchez Computer Associates, Inc.                           36,914
     2,160   *SeaChange International, Inc.                               62,370
     3,168   *Secure Computing Corp.                                      59,600
     5,319   *Selectica, Inc.                                            372,665
     2,035   *SERENA Software, Inc.                                       92,338
     1,507   *SilverStream Software, Inc.                                 87,029
       524   *Software Technologies Corp.                                 16,081
     5,561   *StarBase Corp.                                              59,086
     4,511   *Structural Dynamics Research Corp.                          68,511
     2,666   *Take-Two Interactive Software                               32,325
     1,571   *Tanning Technology Corp.                                    30,242
     1,889   *Telxon Corp.                                                33,766
     1,703  *+Tenfold Corp.                                               27,940
     4,557  *+Transaction Systems Architects, Inc. Cl. A                  77,896
     1,105   *Tumbleweed Communications Corp.                             56,217
     2,628  *+Ultratech Stepper, Inc.                                     39,009
     2,080   *Unify Corp.                                                 17,811
     1,492   *VASCO Data Security International, Inc.                     20,423


                                    MSF-111

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES           ISSUE                                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: (Continued)
     3,505   *Verity, Inc.                                            $  133,190
       511   *Versata, Inc.                                               20,600
     1,390   *Viador, Inc.                                                22,066
     4,835   *Viant Corp.                                                143,237
     1,416   *WatchGuard Technologies, Inc.                               77,792
     1,654   *WebTrends Corp.                                             63,731
     2,135  *+Westell Technologies, Inc. Cl. A                            31,958
                                                                      ----------
                                                                       8,851,628
--------------------------------------------------------------------------------
Technology: 0.8%
     1,226   *ADE Corp.                                                   23,447
       567   *Caliper Technologies Corp.                                  26,082
     1,818   *ChromaVision Medical Systems, Inc.                          23,976
       864   *CyberOptics Corp.                                           39,960
     1,544   *Genomic Solutions, Inc.                                     22,581
     3,235  *+Hutchinson Technology, Inc.                                 45,998
     2,857  *+Identix, Inc.                                               44,819
       589   *II-VI, Inc.                                                 28,493
     2,673   *Mechanical Technology, Inc.                                 40,011
     1,366   *Microvsion, Inc.                                            66,934
     1,900   *ss.Procurenet, Inc.                                            285
     1,288   *Research Frontiers, Inc.                                    38,640
     4,405   *Robotic Vision Systems, Inc.                                79,290
       644   *Rudolph Technologies, Inc.                                  24,955
       739   *SBS Technologies, Inc.                                      27,297
     1,398   *Therma-Wave, Inc.                                           31,194
     2,712   *Three-Five Systems, Inc.                                   160,008
     4,328   *Varian, Inc.                                               199,494
     1,646   *ZYGOYGO Corp.                                              149,478
                                                                      ----------
                                                                       1,072,942
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 6.1%
     4,129   *ACTV, Inc.                                                  61,806
     4,802   *Adaptive Broadband Corp.                                   175,873
         0   *!ADC Telecommunications, Inc.                                   49
     3,425   *Adelphia Business Solutions, Inc. Cl. A                     79,310
     3,602   *Advanced Radio Telecom Corp.                                52,116
     1,175   *AirGate PCS, Inc.                                           61,761
       712   *AirNet Communications Corp.                                 18,601
     1,338   *Alamosa PCS Holdings, Inc.                                  27,931
     1,302   *Alaskaka Communication Systems Group, Inc.                  13,508
     6,701   *Allied Riser Communications Corp.                           94,652
     7,147   *American Telesource International, Inc.                     45,119
     1,401   *Anaren Microwave, Inc.                                     183,859
     3,001   *APAC Teleservices, Inc.                                     33,200
     6,345   *Arch Communications Group, Inc.                             41,242
     5,017   *Avant Corp.                                                 93,755
     1,295   *AVT Corp.                                                    9,510
     1,377   *Brooktrout, Inc.                                            30,122
     3,847   *C-COR.Net Corp.                                            103,749
     1,533   *California Amplifier, Inc.                                  70,135
     4,388  *+Caprock Communications Corp.                                86,663
     1,191  *+Carrier Access Corp.                                        63,011
     1,201   *Celeritek, Inc.                                             49,016
       980   *Centennial Cellular Corp. Cl. A                             13,475
       495   *Centillium Communications, Inc.                             34,155
       922   *Choice One Communications, Inc.                             37,630
     2,470   *Clarent Corp.                                              176,605
     1,476   *Commonwealth Telephone Enterprises                          69,280
     6,444    Comsat Corp. Ser. 1                                        151,434
     2,265   *Corsair Communications, Inc.                                65,119
     2,352    CT Communications, Inc.                                     66,811
     2,007   *CTC Communications Group, Inc.                              71,938
     1,320   *Davox Corp.                                                 17,078
     8,278   *Digital Island, Inc.                                       402,518
     3,513   *DSL.net, Inc.                                               36,230
     3,404   *DSP Group, Inc.                                            192,539
     6,304  *+e.spire Communications, Inc.                                42,355
     1,092   *Electric Lightwave, Inc. Cl. A                              20,373
       995   *FiberNetNet Telecom Group, Inc.                             16,915
     3,309   *FirstCom Corp.                                              49,843
     3,900   *General Communication, Inc.                                 19,744
     8,454   *Glenayre Technologies, Inc.                                 89,031
     1,271   *GoAmerica, Inc.                                             19,622
     1,155   *Golden Telecom, Inc.                                        34,361
     1,771    Hickory Tech Corp.                                          21,585
     1,393   *iBASIS, Inc.                                                59,987
     6,551  *+ICG Communications, Inc.                                   145,146
     4,115   *iGate Capital Corp.                                         56,710
     2,681   *Illuminet Holdings, Inc.                                   136,396
     1,524   *IMPSAT Fiber Networks, Inc.                                 25,527
     9,715   *Intelect Communications, Inc.                               22,471
     2,613    Inter-Tel, Inc.                                             41,890
     6,733   *InterDigital Communications Corp.                          111,515
     6,546  *+Intermedia Communications, Inc.                            194,334
     3,139  *+International Fibercom, Inc.                                79,946
     1,934   *InterVoice, Inc.                                            12,752
     1,980  *+Intraware, Inc.                                             31,742
     1,326   *LCC International, Inc.                                     36,217
     3,267   *Leap Wireless International, Inc.                          153,447
     2,178   *Lightbridge, Inc.                                           52,000
     1,520   *LightPath Technologies, Inc. Cl. A                          60,516
     1,560   *LodgeNet Entertainment Corp.                                37,830
     1,232   *MCKK Communications, Inc.                                   28,490
       803   *Metawave Communications Corp.                               21,430
     9,544   *Metrocall, Inc.                                             85,896
     4,067   *MGC Communications, Inc.                                   243,893
     4,285  *+Motient Corp.                                               67,355
     6,440  *+MRV Communications, Inc.                                   433,291
     4,204    National Data Corp.                                         96,692
     2,120   *Natural Microsystems Corp.                                 238,369
     1,297   *Net2000 Communications, Inc.                                21,238
       935   *Net2Phone, Inc.                                             33,368
     1,251    North Pittsburgh Systems, Inc.                              18,413
       866   *NorthEastOptic Network, Inc.                                53,638
     1,315   *Osicom Technologies, Inc.                                  111,282

                                    MSF-112

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES           ISSUE                                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: (Continued)
     2,252   *Pac-West Telecomm, Inc.                                 $   45,040
     2,100   *Plantronics, Inc.                                          242,550
     5,799   *Price Communications Corp.                                 136,639
     3,218   *Primus Telecommunications Group, Inc.                       80,249
     1,630   *Proxim, Inc.                                               161,676
     1,233  *+Razorfish, Inc. Cl. A                                       19,766
     3,176   *REMEC, Inc.                                                132,896
     1,232   *Rural Cellular Corp. Cl. A                                  94,326
     3,051   *SBA Communications Corp.                                   158,463
     5,476   *Sitel Corp.                                                 27,038
     3,736   *Somera Communications, Inc.                                 50,903
     1,518   *SpectraLink Corp.                                           22,201
         1   *Star Telecommunications, Inc.                                    2
     5,278  *+Talk.Com, Inc.                                              30,513
     2,216   *Teligent, Inc. Cl. A                                        52,353
    15,919   *Terremark Worldwide, Inc.                                   78,608
     1,940  *+Tut Systems, Inc.                                          111,126
     1,155   *U.S. Wireless Corp.                                         24,688
       833   *US LEC Corp. Cl. A                                          14,135
     3,533   *Vertel Corp.                                                61,827
       993   *ViaSat, Inc.                                                53,870
     6,418   *Viatel, Inc.                                               183,114
       914   *Vyyo, Inc.                                                  24,678
     6,062   *Weblinkblink Wireless, Inc.                                 80,132
     2,772   *Wink Communications, Inc.                                   84,546
     7,776  *+World Access, Inc.                                          85,779
                                                                      ----------
                                                                       7,812,528
--------------------------------------------------------------------------------
Textiles & Apparel: 1.0%
     2,550   *Albany International Corp. Cl. A                            36,975
     2,858   *American Eagle Outfitters, Inc.                             40,012
     1,900    Brown Shoe Company, Inc.                                    24,700
     1,113   *Columbia Sportswear Co.                                     29,842
     2,400  *+Genesco, Inc.                                               38,550
     4,263   +Interface, Inc. Cl. A                                       16,119
     1,534   *Jason, Inc.                                                 14,765
     1,940    Justin Industries, Inc.                                     42,377
     3,485    Kellwood Co.                                                73,621
       492   *Kenneth Cole Productions, Inc. Cl. A                        19,680
     5,361   *Mohawk Industries, Inc.                                    116,602
     3,914   *Nautica Enterprises, Inc.                                   41,953
     1,420    Oshkosh B'Gosh, Inc. Cl. A                                  23,430
     4,126   *Paxar Corp.                                                 49,254
     1,633    Phillips-Van Heusen Corp.                                   15,514
     6,998   *Polo Ralph Lauren Corp. Cl. A                               99,721
     2,705   *Quiksilver,ver, Inc.                                        42,097
     5,792   *Reebok International Ltd.                                   92,310
     3,439   +Russell Corp.                                               68,780
     1,800   *Skechers U.S.A., Inc. Cl. A                                 28,463
     1,741    Springs Industries, Inc.                                    56,038
     3,357    Stride Rite Corp.                                           20,562
     1,200   *Timberland Co. Cl. A                                        84,975
     6,922   *Unifi, Inc.                                                 85,660
     6,828    Warnaco Group, Inc. Cl. A                                   52,917
     5,604    Wolverine World Wide, Inc.                                  55,339
                                                                      ----------
                                                                       1,270,256
--------------------------------------------------------------------------------
Tires & Rubber: 0.1%
     1,324    Bandag, Inc.                                                32,107
     8,254    Cooper Tire & Rubber Co.                                    91,826
                                                                      ----------
                                                                         123,933
--------------------------------------------------------------------------------
Tobacco: 0.1%
     3,894    Universal Corp.                                             82,261
     1,526   +Vector Group Ltd.                                           22,508
                                                                      ----------
                                                                         104,769
--------------------------------------------------------------------------------
Toys & Amusements: 0.1%
     1,147   *4 Kids Entertainment, Inc.                                  29,894
     7,361   *Etoys, Inc.                                                 46,698
     1,950   *Jakks Pacific, Inc.                                         28,702
                                                                      ----------
                                                                         105,294
--------------------------------------------------------------------------------
Transportation: 0.1%
     2,008    Circle International Group, Inc.                            50,388
     1,850  *+EGL, Inc.                                                   56,772
     1,900   *Heartland Express, Inc.                                     31,350
                                                                      ----------
                                                                         138,510
--------------------------------------------------------------------------------
Transportation-Airlines: 0.5%
     6,395    Airborne Freight Corp.                                     121,105
     6,793  *+AirTran Holdings, Inc.                                      27,915
     3,116   *Alaska Air Group, Inc.                                      84,522
     4,767   *America West Holding Corp. Cl. B                            81,635
     1,797   *Atlantic Coast Airlines Holdings, Inc.                      56,999
     2,302   *Atlas Air, Inc.                                             82,584
     2,255   *Frontier Airlines, Inc.                                     32,204
     3,797   *Mesa Air Group, Inc.                                        20,943
     1,577   *Mesaba Holdings, Inc.                                       14,883
     1,629   *Midwest Express Holdings, Inc.                              35,024
     2,760    SkyWest, Inc.                                              102,292
                                                                      ----------
                                                                         660,106
--------------------------------------------------------------------------------
Transportation-Railroad: 0.2%
     5,249   *Swift Transportation Co., Inc.                              73,650
     4,960    Trinity Industries, Inc.                                    91,760
     3,550   +Wabtec Corp.                                                36,831
     6,502   *Wisconsin Central Transportation Corp.                      84,323
                                                                      ---------
                                                                         286,564
--------------------------------------------------------------------------------
Transportation-Shipping: 0.2%
     5,334    Alexander & Baldwin, Inc.                                  117,848
     3,280   *Kirby Corp.                                                 69,700
     2,873   *Trico Marine Services, Inc.                                 36,631
     3,906    Werner Enterprises, Inc.                                    45,041
                                                                      ----------
                                                                         269,220
--------------------------------------------------------------------------------

                                    MSF-113

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                         VALUE
  SHARES           ISSUE                                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Transportation-Trucking: 0.6%
     2,719   *American Freightways Corp.                             $    39,850
     1,999   *Arkansas Best Corp.                                         19,866
     2,500    Arnold Industries, Inc.                                     30,078
     6,224    CNF, Inc.                                                  141,596
     1,800   *Forward Air Corp.                                           71,663
     1,629    Hunt (J.B.) Transport Services, Inc.                        25,097
     1,255   *Landstar System, Inc.                                       74,751
     1,122   *M.S. Carriers, Inc.                                         19,810
     1,800    Roadway Express, Inc.                                       41,850
     7,628    Ryder Systems, Inc.                                        144,459
     3,461    U.S. Freightways Corp.                                      84,903
     3,125   *Yellow Corp.                                                45,996
                                                                     -----------
                                                                         739,919
--------------------------------------------------------------------------------
Utilities: 0.2%
     6,042    Avista Corp.                                               105,357
     1,756   +California Water Service Group                              42,583
     4,404    Philadelphia Suburban Corp.                                 90,282
                                                                     -----------
                                                                         238,222
--------------------------------------------------------------------------------
Utilities-Electric: 1.8%
     1,200    American States Water Co.                                   35,700
     2,525    Black Hills Corp.                                           56,970
     2,170    CH Energy Group, Inc.                                       73,644
     2,850    Cleco Corp.                                                 95,475
     4,152    CMP Group, Inc.                                            121,706
    11,602    Conectiv, Inc.                                             180,562
     6,632   *El Paso Electric Co.                                        74,196
     2,594    EmpireDistrict Electric Co.                                 57,230
     4,121    Hawaiian Electric Industries, Inc.                         135,220
     4,788    IdaCorp, Inc.                                              154,413
     7,939    Kansas City Power & Light Co.                              178,627
     2,021    Madison Gas & Electric Co.                                  39,157
     9,483    Minnesota Power, Inc.                                      164,179
     2,900    Northwestern Corp.                                          67,063
     9,987    OGE Energy Corp.                                           184,759
     3,400    Otter Tail Power Co.                                        71,081
     4,525    PublicService Co. of New Mexico                             69,855
     4,600    RGS Energy Group, Inc.                                     102,350
     9,918   +Sierra Pacific Resources                                   124,595
     4,313    Unisource Energy Corp.                                      64,695
     1,898    United Illuminating Co.                                     83,038
     8,805    Western Resources, Inc.                                    136,477
     3,294   +WPS Resources Corp.                                         99,026
                                                                     -----------
                                                                       2,370,018
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 1.3%
     6,871    AGL Resources, Inc.                                        109,507
     4,215    Atmos Energy Corp.                                          73,762
     1,388    Cascade Natural Gas Corp.                                   23,162
     1,100    CTGTG Resources, Inc.                                       40,356
       427    EnergyNorth, Inc. (Rts.)                                    25,300
     2,644    Laclede Gas Co.                                             50,897
     8,039    MDU Resources Group, Inc.                                  173,843
     2,265    New Jersey Resources Corp.                                  86,212
     3,141    Northwest Natural Gas Co.                                   70,182
     1,500    NUI Corp.                                                   40,500
     4,527    Peoples Energy Corp.                                       146,562
     3,882    Piedmont Natural Gas Co., Inc.                             103,116
       789    Providence Energy Corp. (Rts.)                              31,954
     2,232   +SEMCO Energy, Inc.                                          29,016
     1,457    South Jersey Industries, Inc.                               37,882
     4,794  *+Southern Union Co.                                          75,810
     3,861    Southwest Gas Corp.                                         67,567
     3,135    Southwestern Energy Co.                                     19,594
     3,283   *TransMontaigne, Inc.                                        20,108
     3,487    UGI Corp.                                                   71,483
     7,703    Vectren Corp.                                              132,877
     5,804    Washington Gas Light Co.                                   139,659
     2,594    Western Gas Resources, Inc.                                 54,474
                                                                     -----------
                                                                       1,623,823
--------------------------------------------------------------------------------
Utilities-Telephone: 0.2%
     1,641    CFW Communications Co.                                      61,127
     2,929   *IDT Corp.                                                   99,495
     6,614  *+ITC Deltacom, Inc.                                         147,368
                                                                     -----------
                                                                         307,990
--------------------------------------------------------------------------------
Utilities-Water: 0.2%
     4,960   *Azurix Corp.                                                34,720
     1,140    E'town Corp.                                                75,739
       256    SJW Corp.                                                   30,432
     3,835    United Water Resources, Inc.                               133,745
                                                                     -----------
                                                                         274,636
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: 121,685,352) ...............................    125,356,044
                                                                     -----------
--------------------------------------------------------------------------------
   FACE                                     INTEREST  MATURITY           VALUE
  AMOUNT           ISSUE                      RATE      DATE           (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.6%
 3,275,000    Federal HomeLoan
              Mortgage Corp.                  6.400    7/03/00         3,273,836
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: 3,273,836) .................................      3,273,836
                                                                     -----------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.8%
              (Cost: 124,959,187) ...............................    128,629,880
              OTHER ASSETS LESS LIABILITIES : 0.2% ..............        294,016
                                                                     -----------
              TOTAL NET ASSETS : 100.0% .........................    128,923,896
                                                                     ===========
--------------------------------------------------------------------------------
LEGEND:
*    Non-incomeme producing security.
+    Securities on loan.
!    Fractional Shares
ss.  Illiquid Security

SECURITIES ON LOAN : (Note 7)
As of June 30, 2000, the market value of securities loaned was12,279,044 with collateral backing valued at12,996,817.

ILLIQUID SECURITIES: (Note 2)
--------------------------------------------------------------------------------
                              ACQUISITION       ACQUISITION    VALUATION AS
              ISSUE              DATE              COST        OF 12/31/1999
--------------------------------------------------------------------------------
Procurenet, Inc.                4/15/99             285            285

See Notes to Financial Statements.


                                    MSF-114

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO                           JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

Investments, at value (Note 1A) (1) ...........................$    128,629,880
Cash ..........................................................              --
Foreign currencies held at value (2) ..........................              --
Receivable for investment securities sold .....................      45,310,043
Receivable for fund shares sold ...............................         866,063
Receivable for dividends and interest .........................         109,752
Daily variation on futures contracts (Note 11) ................          23,975
Unrealized appreciation on forward contracts (Note 10) ........              --
Collateral for securities loaned (Note 7) .....................      12,996,817
Other assets ..................................................           3,181
                                                               ----------------
Total Assets ..................................................     187,939,711
                                                               ----------------

LIABILITIES:

Payable for investment securities purchased ...................      45,914,036
Payable for capital stock repurchased .........................              --
Unrealized depreciation on forward contracts (Note 10) ........              --
Return of collateral for securities loaned (Note 7) ...........      12,996,817
Bank overdraft ................................................          45,311
Accrued investment management fee (Note 3)  ...................          25,654
Accrued expenses and other liabilities ........................          33,997
                                                               ----------------
Total Liabilities .............................................      59,015,815
                                                               ----------------

NET ASSETS:  ..................................................$    128,923,896
                                                               ================
COMPOSITION OF NET ASSETS:

Paid-in-capital ...............................................     108,431,426
Undistributed (overdistributed) net investment income (loss) ..         460,795
Net unrealized appreciation (depreciation)  ...................       3,670,693
Accumulated net realized gain (loss) ..........................      16,360,982
                                                               ----------------
Net Assets ....................................................     128,923,896
                                                               ================
Shares Outstanding ............................................      10,058,576
                                                               ================
Net Asset Value Per Share .....................................$          12.82
                                                               ================

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost ......................................     124,959,187
(2) Cost of foreign currency ..................................              --

See Notes to Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:

Interest (Note 1B) (1) ........................................$         60,021
Dividends (Note 1B)  ..........................................         711,913
                                                               ----------------
Total Investment Income, Net of Withholding Taxes (2) .........         771,934
                                                               ----------------

EXPENSES:

Investment management fee (Note 3A) ...........................         157,073
Printing and distribution fees ................................           7,750
Custodian and transfer agent fees .............................         192,503
Audit and tax service fees ....................................           6,497
Directors fees ................................................           3,864
Insurance fees ................................................           1,854
Other operating expenses ......................................           2,367
                                                               ----------------
Total expenses before reimbursement / reduction ...............         371,908
Less: expense reimbursement ...................................          14,563
expense reduction (Note 1H)  ..................................              --
                                                               ----------------
Net expenses ..................................................         357,345
Net Investment Income (Loss) ..................................         414,589
                                                               ----------------

NET REALIZED GAIN (LOSS) ON:

Investments ...................................................      16,240,919
Foreign currency transactions .................................          18,548
Futures contracts .............................................              --
                                                               ----------------
Net Realized Gain (Loss) ......................................      16,259,467
                                                               ----------------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency
holdings and futures contracts (Notes 8,10,11) ................      17,701,435

End of period investments, foreign currency holdings
and futures contracts (Notes 8,10,11) .........................       3,670,693
                                                               ----------------
Net Unrealized Appreciation (Depreciation) ....................     (14,030,742)
                                                               ----------------
Net Increase (Decrease) in Net Assets Resulting From
Operations ....................................................$      2,643,314
                                                               ================

--------------------------------------------------------------------------------
Notes:
(1) Income on securites loaned ................................$         37,696
(2) Withholding taxes .........................................             231

                                    MSF-115

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO                                       JUNE 30, 2000
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                                                    SIX MONTHS
                                                                                                       ENDED          YEAR ENDED
                                                                                                   JUNE 30, 2000     DECEMBER 31,
                                                                                                     (UNAUDITED)         1999
                                                                                                   -------------     ------------
Increase (Decrease) in Net Assets From:
OPERATIONS:
  Net investment income (loss).................................................................         414,589          723,409
  Net realized gain (loss) from investments, foreign currency
    holdings and futures contracts.............................................................      16,259,467        2,646,293
    appreciation (depreciation) of investments, foreign
    currency holdings and futures contracts....................................................     (14,030,742)      15,821,726
                                                                                                   ------------     ------------
  Net increase (decrease) in net assets resulting from operations..............................       2,643,314       19,191,428
                                                                                                   ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income........................................................................             --          (687,519)
  Net realized gain from investment transactions...............................................             --        (2,575,445)
                                                                                                   ------------     ------------
  Total Distributions (Note 4).................................................................             --        (3,262,964)
                                                                                                   ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares.............................................................      18,958,135       56,514,161
  Net asset value of shares issued to shareholders in reinvestment of distributions............             --         3,262,964
  Shares redeemed..............................................................................      (4,406,185)      (2,123,722)
                                                                                                   ------------     ------------
  Net Capital Stock Transactions (Note 9)......................................................      14,551,950       57,653,403
                                                                                                   ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS..........................................................      17,195,264       73,581,867
NET ASSETS: Beginning of period................................................................     111,728,632       38,146,765
                                                                                                   ------------     ------------
NET ASSETS: End of period......................................................................    $128,923,896     $111,728,632
                                                                                                   ============     ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                SIX MONTHS          YEAR ENDED
                                                                                                  ENDED             DECEMBER 31,
                                                                                              JUNE 30, 2000      ----------------
                                                                                               (UNAUDITED)       1999     1998(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period........................................................    $  12.52      $  10.53    $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income.......................................................................      0.04          0.08       0.02
  Net realized and unrealized gain (loss).....................................................      0.26          2.29       0.53
                                                                                                --------      --------    -------
  Total From Investment Operations............................................................      0.30          2.37       0.55
                                                                                                --------      --------    -------
Less Distributions:
  Dividends from net investment income........................................................        --         (0.08)     (0.02)
  Distributions from net realized capital gains...............................................        --         (0.30)        --
                                                                                                --------      --------    -------
  Total Distributions.........................................................................        --         (0.38)     (0.02)
                                                                                                --------      --------    -------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period................................................................  $  12.82      $  12.52    $ 10.53
----------------------------------------------------------------------------------------------------------------------------------
  Total Return................................................................................      2.40%        22.73%      5.48%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's).........................................................  $128,924      $111,729    $38,147
  Net expenses to average net assets (note 3) (1).............................................      0.57%         0.45%      0.40%
  Operating expenses to average net assets before voluntary expense reimbursements
   (note 3) (1)...............................................................................      0.59%         0.89%      1.04%
  Net investment income to average net assets (1).............................................      0.66%         1.04%      1.46%
  Net investment income to average net assets before voluntary expense reimbursements
   (note 3) (1)...............................................................................      0.64%         0.59%      0.82%
  Portfolio Turnover (2)......................................................................    110.65%        67.01%      2.80%
----------------------------------------------------------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the six months ended June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $79,918,360 and $68,750,966, respectively.

(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                    MSF-116

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         VALUE
SHARES                  ISSUE                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:  99.7%
Automotive: 1.0%
  950        *General Motors Corp. Cl. H              $   83,363
--------------------------------------------------------------------------------
Biotechnology: 3.1%
1,050        *Genentech, Inc.                            180,600
1,250         PE Biosystems Group                         82,344
                                                      ----------
                                                         262,944
--------------------------------------------------------------------------------
Broadcasting: 7.4%
1,470        *Clear Channel Communications, Inc.         110,250
1,050        *EchoStar Communications Corp. Cl. A        34,748
2,400         Time Warner, Inc.                          182,400
4,400        *Viacom, Inc. Cl. B                         300,025
                                                      ----------
                                                         627,423
--------------------------------------------------------------------------------
Computer Equipment & Service: 7.1%
1,900        *America Online, Inc.                       100,225
  300        *Brocade Communications Systems, Inc         54,966
7,050        *Cisco Systems, Inc.                        447,895
                                                      ----------
                                                         603,086
--------------------------------------------------------------------------------
Cosmetics: 1.1%
1,900        Estee Lauder, Inc. Cl. A                     93,931
--------------------------------------------------------------------------------
Drugs & Health Care: 10.1%
2,830        *Amgen, Inc.                                198,896
1,250         Lilly (Eli) & Co.                          124,844
7,900         Pfizer, Inc.                               379,200
  850         Pharmacia Corp.                             43,934
2,200         Schering-Plough Corp.                      111,100
                                                      ----------
                                                         857,974
--------------------------------------------------------------------------------
Electrical Equipment: 5.9%
9,550        General Electric Co.                        506,150
--------------------------------------------------------------------------------
Electronics: 10.6%
1,780        *Applied Materials, Inc.                    161,368
2,700         Intel Corp.                                360,872
  800        *Maxim Integrated Products, Inc.             54,325
1,350        *Tellabs, Inc.                               92,433
3,350         Texas Instruments, Inc.                    230,103
                                                      ----------
                                                         899,101
--------------------------------------------------------------------------------
Financial Services: 2.3%
  500         Merrill Lynch & Co., Inc.                   57,500
1,700         Morgan Stanley Dean Witter & Co.           141,525
                                                      ----------
                                                         199,025
--------------------------------------------------------------------------------
Household Products: 0.7%
1,050         Colgate-Palmolive Co.                       62,869
--------------------------------------------------------------------------------
Insurance: 1.4%
1,050         American International Group, Inc.         123,375
--------------------------------------------------------------------------------
Multi-Industry: 3.2%
5,700         Tyco International Ltd.                    270,037
--------------------------------------------------------------------------------
Office & Business Equipment: 6.7%
3,350        *EMC Corp.                                  257,741
3,450        *Sun Microsystems, Inc.                     313,842
                                                      ----------
                                                         571,583
--------------------------------------------------------------------------------
Retail Trade: 5.0%
3,800         Home Depot, Inc.                           189,763
  650         Target Corp.                                37,700
3,450         Wal-Mart Stores, Inc.                      198,806
                                                      ----------
                                                         426,269
--------------------------------------------------------------------------------
Software: 11.1%
  300        *i2 Technologies, Inc.                       31,284
4,000        *Microsoft Corp.                            319,875
3,600        *Oracle Corp.                               302,513
  650        *Siebel Systems, Inc.                       106,336
1,600        *Veritas Software Corp.                     180,750
                                                      ----------
                                                         940,758
--------------------------------------------------------------------------------
Technology: 0.8%
  300        *Broadcom Corp. Cl. A                        65,681
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 19.0%
8,700        *AT&T Corp. Cl. A                           210,975
2,000        *JDS Uniphase Corp.                         239,688
  300        *JuniperNetworks, Inc.                       43,659
1,150        *Level 3 Communications, Inc.               101,164
1,470        *Metromedia Fiber Network, Inc. Cl. A        58,341
2,300        *Nextel Communications, Inc. Cl. A          140,659
2,500        *Nextlink Communications, Inc. Cl. A         94,766
7,800         Nokia Corp. ADR                            389,512
2,700         Nortel Networks Corp.                      184,275
3,600         Vodafone AirTouch PLC ADR                  149,175
                                                      ----------
                                                       1,612,214
--------------------------------------------------------------------------------
Transportation-Trucking: 0.5%

  750         United Parcel Service, Inc. Cl. B           44,250
--------------------------------------------------------------------------------
Utilities-Telephone: 2.7%
3,900        *Sprint Corp. PCS Group Ser. 1              232,050
                                                      ----------
               TOTAL COMMON STOCK
               (Cost:$ 8,252,893)....................  8,482,083
                                                      ----------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 99.7%%
               (Cost:$ 8,252,893)....................  8,482,083
               OTHER ASSETS LESS LIABILITIES 0.3%...      22,065
                                                      ----------
               TOTAL NET ASSETS: 100.0%.............  $8,504,148
                                                      ==========
--------------------------------------------------------------------------------

LEGEND:

* Non-income producing security.
ADR (American Depository Receipt) represents ownership of foreign securities.

See Notes to Financial Statements.


                                    MSF-117

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO                      JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------

ASSETS:

Investments, at value (Note 1A) (1)........................  $8,482,083
Cash.......................................................      86,449
Foreign currencies held at value (2).......................          --
Receivable for investment securities sold..................          --
Receivable for fund shares sold............................          --
Receivable for dividends and interest......................         795
Daily variation on futures contracts (Note 11).............          --
Unrealized appreciation on forward contracts (Note 10).....          --
Collateral for securities loaned (Note 7)..................          --
Other assets...............................................      11,209
                                                             ----------
  Total Assets.............................................   8,580,536
                                                             ----------

LIABILITIES:

Payable for investment securities purchased................      59,005
Payable for capital stock repurchased......................          --
Unrealized depreciation on forward contracts (Note 10).....          --
Return of collateral for securities loaned (Note 7)........          --
Bank overdraft.............................................          --
Accrued investment management fee (Note 3).................       4,913
Accrued expenses and other liabilities.....................      12,470
                                                             ----------
  Total Liabilities........................................      76,388
                                                             ----------
NET ASSETS:................................................  $8,504,148
                                                             ==========

COMPOSITION OF NET ASSETS:

Paid-in-capital............................................   8,362,727
Undistributed (overdistributed) net investment income(loss)      (2,338)

Net unrealized appreciation (depreciation).................     229,190
Accumulated net realized gain (loss).......................     (85,431)
                                                             ----------
  Net Assets...............................................  $8,504,148
                                                             ==========
  Shares Outstanding..................................          851,248
                                                             ==========
  Net Asset Value Per Share................................  $     9.99
                                                             ==========

--------------------------------------------------------------------------------
Notes:
(1) Investments, at cost...................................  $8,252,893
(2) Cost of foreign currency...............................          --

See Notes to Financial Statements


INVESTMENT INCOME:

Interest (Note 1B) (1).....................................  $    7,075
Dividends (Note 1B)........................................       1,503
                                                             ----------
Total Investment Income, Net of Withholding Taxes (2)......       8,578
                                                             ----------

EXPENSES:

Investment management fee (Note 3A)........................       8,407
Printing and distribution fees.............................         233
Custodian and transfer agent fees..........................      20,064
Audit and tax service fees.................................       2,252
Directors fees.............................................       1,340
Insurance fees.............................................         510
Other operating expenses...................................         649
                                                             ----------
Total expenses before reimbursement/reduction..............      33,455
Less: expense reimbursement................................      22,539
expense reduction (Note 1H)................................          --
                                                             ----------
Net expenses...............................................      10,916
                                                             ----------
  Net Investment Income (Loss).............................      (2,338)
                                                             ----------

NET REALIZED GAIN (LOSS) ON:

Investments................................................     (85,431)
Foreign currency transactions..............................          --
Futures contracts..........................................          --
                                                             ----------
  Net Realized Gain (Loss).................................     (85,431)
                                                             ----------

NET UNREALIZED APPRECIATION (DEPRECIATION):

Beginning of period investments, foreign currency
  holdings and futures contracts (Notes 8,10,11)...........          --

End of period investments, foreign currency holdings and
  futures contracts (Notes 8,10,11)........................     229,190
                                                             ----------
  Net Unrealized Appreciation (Depreciation)...............     229,190
                                                             ----------
  Net Increase (Decrease) in Net Assets Resulting From
    Operations.............................................  $  141,421
                                                             ==========

--------------------------------------------------------------------------------
Notes:
(1) Income on securities loaned.............................  $       --
(2) Withholding taxes......................................           36

                                    MSF-118

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO                                  JUNE 30, 2000
--------------------------------------------------------------------------------

----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------

                                                                     FOR THE
                                                                  PERIOD MAY 1,
                                                                     2000 TO
                                                                  JUNE 30, 2000
                                                                   (UNAUDITED)
                                                                  -------------
Increase (Decrease) in Net Assets From:
OPERATIONS:
  Net investment income (loss)................................     $   (2,338)
  Net realized gain (loss) from investments, foreign
    currency holdings and futures contracts...................        (85,431)
  Unrealized appreciation (depreciation) of investments,
    foreign currency holdings and futures contracts...........        229,190
                                                                   ----------
  Net increase (decrease) in net assets resulting
    from operations...........................................        141,421
                                                                   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.......................................             --
  Net realized gain from investment transactions..............             --
                                                                   ----------
  Total Distributions (Note 4)................................             --
                                                                   ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares............................      9,034,573
  Net asset value of shares issued to shareholders
    in reinvestment of distributions..........................             --
  Shares redeemed.............................................       (671,846)
                                                                   ----------
  Net Capital Stock Transactions (Note 9).....................      8,362,727
                                                                   ----------
  NET INCREASE (DECREASE) IN NET ASSETS.......................      8,504,148
  NET ASSETS: Beginning of period.............................             --
                                                                   ----------
  NET ASSETS: End of period...................................     $8,504,148
                                                                   ==========


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     FOR THE
                                                                  PERIOD MAY 1,
                                                                     2000 TO
                                                                  JUNE 30, 2000
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period..........................         $10.00
--------------------------------------------------------------------------------
Investment Operations:
  Net investment income.......................................             --
  Net realized and unrealized gain (loss).....................          (0.01)
                                                                   ----------
  Total From Investment Operations............................          (0.01)
                                                                   ----------
Less Distributions:
  Dividends from net investment income........................             --
  Distributions from net realized capital gains...............             --
                                                                   ----------
  Total Distributions.........................................             --
                                                                   ----------
--------------------------------------------------------------------------------
NET ASSET VALUE: End of period................................         $ 9.99
--------------------------------------------------------------------------------
  Total Return................................................          (0.10)%
Supplemental Data/Significant Ratios:
  Net assets at end of period (000's).........................        $ 8,504
  Net expenses to average net assets (note 3) (1).............           0.90%
  Operating expenses to average net assets before
    voluntary expense reimbursements (note 3) (1).............           2.77%
  Net investment income to average net assets (1).............          (0.19)%
  Net investment income to average net assets before
    voluntary expense reimbursements (note 3) (1).............          (2.06)%
  Portfolio Turnover (2)......................................          28.49%
                                                                   ----------
--------------------------------------------------------------------------------

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the period May 1, 2000 to June 30, 2000 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 amounted to $8,679,777 and $341,453 , respectively.

See Notes to Financial Statements.

                                    MSF-119

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                          JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

    The Metropolitan Series Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940 as a diversified open end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A. Investment Security Valuation:

    Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

    Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

    B. Investment Security Transactions:

    Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

    C. Federal Income Taxes:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1999, the T. Rowe Price Small Cap Growth Portfolio had fully utilized its capital loss carryover of approximately $13,167,975. The Loomis Sayles High Yield Bond, State Street Research Income, and Lehman Brothers Aggregate Bond Index Portfolios generated capital loss carry overs of $1,594,370, $7,823,721, and $440,820 respectively in 1999 (all will expire in 2007).

    D. Return of Capital Distributions:

    The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

    The State Street Growth Portfolio incurred net investment losses of $708,132 during 1999, which was reclassified to paid-in-capital. The State Street Research Aggressive Growth Portfolio incurred net investment losses of $2,656,277 during 1998 and $8,650,231 during 1999, which has been reclassified to paid-in-capital at December 31, 1998 and December 31, 1999, respectively. The T. Rowe Price Small Cap Portfolio incurred net investment losses of $32,023 during 1998 and $280,918 during 1999, which has been reclassified to paid-in-capital at December 31, 1998 and December 31, 1999, respectively.

                                    MSF-120

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     D. Return of Capital Distributions (Continued)

     The State Street Diversified Portfolio incurred net investment losses of $3,295,606 during 1999, which has been reclassified to accumulated net realized gain (loss). The Janus Mid Cap Portfolio incurred net investment losses of $4,122,787 during 1999, which has been reclassified to accumulated net realized gain (loss). The T. Rowe Price Small Cap Growth Portfolio incurred net investment losses of $293,947 during 1999, which has been reclassified to accumulated net realized gain (loss).

     E. Forward Foreign Currency Exchange Contracts:

     A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

     F. Repurchase Agreements:

     The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

     G. Estimates and Assumptions:

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     H. Expense Reductions:

     Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees.

     I. "When - issued" Securities:

     Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

     J. Other:

     Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

--------------------------------------------------------------------------------

 2.  RESTRICTED AND ILLIQUID SECURITIES:

     These securities may be resold in transactions exempt from registration or to the public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expense. These constraints may affect the security's marketability, and therefore hinder prompt disposal at an acceptable price. The Fund intends to invest no more than 15% of net assets in illiquid and restricted securities, except for the State Street Research Money Market Portfolio and the Scudder Global Equity Portfolio where the restriction is 10% of net assets. Restricted securities (including Rule 144A issues) and illiquid securities held at June 30, 2000 are footnoted at the end of each applicable Portfolio's schedule of investments.
--------------------------------------------------------------------------------

                                    MSF-121

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


 3.  EXPENSES:

     A. Investment Management Agreements:
     The Fund has entered into investment management agreements with Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of:

     PORTFOLIO               FIRST TIER            SECOND TIER           THIRD TIER           FOURTH TIER          FIFTH TIER
     ---------               ----------            -----------           ----------           -----------          ----------
State Street
 Research Growth.....   .55% up to $500 mil.   .50% next $500 mil.   .45% above $1 bil.
State Street
 Research Income.....   .35% up to $250 mil.   .30% next $250 mil.   .25% above $500 mil.
State Street
 Research Money
 Market..............   .25% all asset levels
State Street
 Research
 Diversified.........   .50% up to $500 mil.   .45% next $500 mil.   .40% above $1 bil.
State Street
 Research Aggressive
 Growth..............   .75% up to $500 mil.   .70% next $500 mil.   .65% above $1 bil.
MetLife Stock Index..   .25% all asset levels
Putnam International
 Stock...............   .90% up to $500 mil.   .85% next $500 mil.   .80% above $1 bil.
Loomis Sayles High
 Yield Bond..........   .70% all asset levels
Janus Mid Cap........   .75% up to $100 mil.   .70% next $400 mil.   .65% above $500 mil.
T. Rowe Price Small
 Cap Growth..........   .55% up to $100 mil.   .50% next $300 mil.   .45% above $400 mil.
Scudder Global
 Equity..............   .90% up to $50 mil.    .55% next $50 mil.    .50% next $400 mil.   .475% above $500 mil.
Harris Oakmark Large
 Cap Value...........   .75% up to $250 mil.   .70% above $250 mil.
Neuberger Berman
 Partners Mid Cap
 Value...............   .70% up to $100 mil.   .675% next $250 mil.  .65% next $500 mil.   .625% next $750 mil. .60% above $1.6 bil.

T. Rowe Price Large
 Cap Growth..........   .70% up to $50 mil.    .60% above $50 mil.
Lehman Brothers
 Aggregate Bond
 Index...............   .25% all asset levels
Morgan Stanley
 EAFE Index..........   .30% all asset levels
Russell 2000 Index...   .25% all asset levels
Putnam Large Cap
 Growth..............   .80% up to $500 mil.   .75% next $500 mil.  .70% above $1 bil.

The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios. Santander Global Advisors, Inc., an affiliated company of Metropolitan Life Insurance Co. for part of the year, was compensated to provide sub-investment management services for the Santander International Stock Portfolio. The advisor was changed from Santander Global Advisors, Inc. to Putnam Investment Management, Inc., effective January 24, 2000. Consequently, the Santander International Stock Portfolio name was changed to Putnam International Stock Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the
T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios.Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Putnam Investment Management, Inc. is compensated to provide sub-investment management services for the Putnam Large Cap Growth Portfolio.

MetLife, Inc. announced on June 16, 2000 that its Boston-based affiliates, Nvest, L.P. and Nvest Companies, L.P., have entered into a definitive agreement to be acquired by CDC Asset Management. Loomis Sayles & Co., L.P. and Harris Associates, L.P. are affiliated with Nvest, L.P.

B. Subsidization of Portfolios:

Metropolitan Life has agreed to subsidize all expenses, excluding those listed below, in excess of .20% of the net assets of Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, and Putnam Large Cap Growth Portfolios. For the Morgan Stanley EAFE Index Portfolio, subsidization is capped at .25%. Subsidization will continue until either each Portfolio's total net assets are at least $100 million, or after two years from inception, whichever is earlier. Subsidization ceased December 31, 1997 for the Janus Mid Cap, January 22, 1998 for the T. Rowe Price Small Cap Growth, July 2, 1998 for the Scudder Global Equity, March 2, 1999 for the Loomis Sayles High Yield Bond, July 13, 1999 for the Lehman Brothers Aggregate Bond Index, December 3, 1999 for Russell 2000 Index, and April 25, 2000 for the T. Rowe Price Large Cap Growth Portfolios when those Portfolios exceeded the $100 million threshold.

Metropolitan Life agreed to resume the subsidization of Russell 2000, effective February 22, 2000. All expenses, excluding those listed below, in excess of
 .30% of the net assets will be subsidized until the Portfolio's total net assets are at least $200 million, or April 30, 2001, whichever is earlier.

Metropolitan Life agreed to extend a new expense cap for Morgan Stanley EAFE Index which will become effective whenever the current cap expires. All expenses, excluding those listed below, in excess of .40% will be subsidized until the Portfolio's total net assets are at least$200 million or April 30, 2001, whichever is earlier.

                                    MSF-122

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


 3.  EXPENSES (Continued)

     B. Subsidization of Portfolios (Continued)

     Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto).

--------------------------------------------------------------------------------

 4.  DIVIDEND DISTRIBUTIONS:

     The Fund distributes, at least annually, substantially all net investment income, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.

--------------------------------------------------------------------------------

 5.  NEW PORTFOLIOS:

     On November 9, 1998, the Fund commenced operations of six Portfolios:
     Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value,
     T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios. Metropolitan Life supplied initial start-up capital of $112,000,000 to facilitate the operation of these Portfolios. Metropolitan Life, therefore, purchased 500,000 shares of the Harris Oakmark Large Cap Value Portfolio, 500,000 shares of the Neuberger Berman Partners Mid Cap Value Portfolio, 200,000 shares of the T. Rowe Price Large Cap Growth Portfolio, 5,000,000 shares of the Lehman Brothers Aggregate Bond Index Portfolio, 2,000,000 shares of the Morgan Stanley EAFE Index Portfolio, and 3,000,000 shares of the Russell 2000 Index Portfolio, with each Portfolio valued at $10 per share. Subsequently, these Portfolios were made available for certain contracts. As of June 30, 2000, start-up capital (including applicable market appreciation) for all of the portfolios, except Lehman Brothers Aggregate Bond Index, had been redeemed by Metropolitan Life. The value of Metropolitan Life's investment for the 2,892,970 remaining shares of Lehman Brothers Aggregate Bond Index totaled $28,408,961.

     On May 1, 2000, the Fund commenced operations for the Putnam Large Cap Growth Portfolio. Metropolitan Life provided initial start-up capital of $5,000,000 to facilitate the operation of this Portfolio. Metropolitan Life purchased 500,000 shares of the Putnam Large Cap Growth Portfolio, valued at $10 per share. Start-up capital (including market appreciation) is being redeemed as cash flow permits. As of June 30, 2000, the value of Metropolitan Life's investment for the 431,894 remaining shares in this Portfolio totaled $4,341,622.

--------------------------------------------------------------------------------

 6.  PORTFOLIO NAME CHANGES:

     On January 24, 2000 the name of the Santander International Stock Portfolio was changed to the Putnam International Stock Portfolio.

--------------------------------------------------------------------------------

 7.  SECURITIES LENDING:

     On December 15, 1997, the Fund entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. In any event if the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 102% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2000 are footnoted at the end of each applicable Portfolio's schedule of investments.

                                    MSF-123

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


8.  NET UNREALIZED APPRECIATION (DEPRECIATION):

    As of June 30, 2000, gross unrealized appreciation and depreciation on investments and foreign currency were as follows:


                                                                               NET UNREALIZED
                                          GROSS UNREALIZED  GROSS UNREALIZED    APPRECIATION
          PORTFOLIO                         APPRECIATION      DEPRECIATION    (DEPRECIATION)*
          ---------                       ----------------  ----------------  ---------------
State Street Research Growth ..........      859,186,825      (86,947,599)      772,239,226
State Street Research Income ..........        1,931,274      (15,809,548)      (13,878,274)
State Street Research Diversified .....      372,393,465      (86,127,830)      286,265,635
State Street Research Aggressive Growth      356,967,806      (72,423,334)      284,544,472
MetLife Stock Index ...................    1,788,005,674     (218,811,413)    1,569,194,261
Putnam International Stock ............       44,889,228      (15,810,415)       29,078,813
Loomis Sayles High Yield Bond .........        3,647,427       (8,783,708)       (5,136,281)
Janus Mid Cap .........................      571,535,838     (215,651,826)      355,884,012
T. Rowe Price Small Cap Growth ........       90,536,049      (33,921,059)       56,614,990
Scudder Global Equity .................       31,529,410      (10,801,070)       20,728,340
Harris Oakmark Large Cap Value ........        1,576,938       (4,845,674)       (3,268,736)
Neuberger Berman Partners Mid Cap Value        4,409,358       (1,717,327)        2,692,031
T. Rowe Price Large Cap Growth ........       16,617,765       (3,553,699)       13,064,066
Lehman Brothers Aggregate Bond Index ..          292,397       (4,555,950)       (4,263,553)
Morgan Stanley EAFE Index .............       15,838,635       (5,267,820)       10,570,815
Russell 2000 Index ....................       13,811,698      (10,141,005)        3,670,693
Putnam Large Cap Growth ...............          462,035         (232,845)          229,190

*Does not include unrealized gains and (losses) related to foreign currency contracts, foreign currency translations, and futures contracts of $96,356, $248,803, $(176,088), $(10,224), $(130), $(333,108), $(1,330), $(5,754), and
 $18,548 for the State Street Research Income, State Street Research Diversified, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Scudder Global Equity, T. Rowe Price Large Cap Growth,
 Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios, respectively (see
 Note 10).

9.  CAPITAL STOCK ACTIVITY:

    At June 30, 2000, there were 3,000,000,000 shares of $0.01 par value common stock authorized for the Fund. The shares of common stock are divided into eighteen series: State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap,
    T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, and Putnam Large Cap Growth Portfolios. Transactions in shares were as follows:

------------------------------------------------------------------------------------------------------------------------------------

                                              FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                      STATE                            STATE
                                          STATE        STATE         STREET           STATE           STREET
                                         STREET       STREET        RESEARCH         STREET          RESEARCH        METLIFE
                                        RESEARCH     RESEARCH         MONEY         RESEARCH        AGGRESSIVE        STOCK
                                         GROWTH       INCOME         MARKET        DIVERSIFIED        GROWTH          INDEX
                                       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                       ---------     ---------      ---------       ---------        ---------      ---------
Shares sold.........................   1,209,939       620,577      3,497,886         694,236        2,576,722      6,311,857
Shares issued in reinvestment of
 dividends..........................          --            --             --              --               --             --
                                       ---------     ---------      ---------      ----------       ----------     ----------
Total...............................   1,209,939       620,577      3,497,886         694,236        2,576,722      6,311,857
Shares redeemed.....................  (3,006,967)   (3,674,647)    (2,450,490)     (6,564,884)      (2,355,479)    (2,197,398)
                                       ---------     ---------      ---------      ----------       ----------     ----------
Net increase (decrease).............  (1,797,028)   (3,054,070)     1,047,396      (5,870,648)         221,243      4,114,459
                                       =========     =========      =========      ==========       ==========     ==========

                                    MSF-124

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------

 9.  CAPITAL STOCK ACTIVITY (Continued)

------------------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                      LOOMIS                                                       HARRIS
                                      PUTNAM          SAYLES                    T. ROWE PRICE     SCUDDER         OAKMARK
                                   INTERNATIONAL    HIGH YIELD        JANUS       SMALL CAP        GLOBAL        LARGE CAP
                                       STOCK           BOND          MID CAP       GROWTH          EQUITY          VALUE
                                     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------    ----------     -----------  -------------    -----------    -----------
Shares sold.......................   23,909,541        811,876     18,760,407      8,217,797      3,166,051        905,121
Shares issued in reinvestment of
 dividends........................           --             --             --             --             --             --
                                    -----------     ----------     ----------     ----------     ----------      ---------
Total.............................   23,909,541        811,876     18,760,407      8,217,797      3,166,051        905,121
Shares redeemed...................  (21,987,412)      (188,992)    (2,155,840)    (3,101,636)      (761,116)      (324,756)
                                    -----------     ----------     ----------     ----------     ----------      ---------
Net increase (decrease)...........    1,922,129        622,884     16,604,567      5,116,161      2,404,935        580,365
                                    ===========     ==========     ==========     ==========     ==========      =========
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the Period
                                                                                                               May 1, 2000 to
                                              FOR THE SIX MONTHS ENDED JUNE 30, 2000                           June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                            NEUBERGER                           LEHMAN
                              BERMAN                           BROTHERS
                            PARTNERS      T. ROWE PRICE       AGGREGATE         MORGAN                            PUTNAM
                             MID CAP        LARGE CAP            BOND        STANLEY EAFE     RUSSELL 2000       LARGE CAP
                              VALUE          GROWTH             INDEX           INDEX            INDEX            GROWTH
                            PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                            ---------      ------------       ----------     ------------     ------------       ---------
Shares sold.........          769,989        5,156,445         487,054        2,314,865        1,487,564          919,354
Shares issued in
 reinvestment of
 dividends..........               --               --              --               --               --               --
                            ---------      -----------        --------        ---------        ---------         --------
Total...............          769,989        5,156,445         487,054        2,314,865        1,487,564          919,354
Shares redeemed.....         (264,400)         (42,567)       (372,464)      (1,358,810)        (350,339)         (68,106)
                            ---------      -----------        --------        ---------        ---------         --------
Net increase
 (decrease).........          505,589        5,113,878         114,590          956,055        1,137,225          851,248
                            =========      ===========        ========        ==========       =========         ========
------------------------------------------------------------------------------------------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                      STATE                              STATE
                                      STATE           STATE          STREET            STATE            STREET
                                     STREET          STREET         RESEARCH          STREET           RESEARCH         METLIFE
                                    RESEARCH        RESEARCH          MONEY          RESEARCH         AGGRESSIVE         STOCK
                                     GROWTH          INCOME          MARKET         DIVERSIFIED         GROWTH           INDEX
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                   -----------    ------------     -----------      -----------      ------------      ---------
Shares sold.........                2,846,203       2,398,193       4,509,633        6,592,839         5,369,623      15,838,997
Shares issued in
 reinvestment of
 dividends..........               10,192,040       2,632,719         233,103       13,593,632           974,060       5,138,477
                                   ----------      ----------      ----------      -----------       -----------      ----------
Total...............               13,038,243       5,030,912       4,742,736       20,186,471         6,343,683      20,977,474
Shares redeemed.....               (4,351,207)     (5,354,252)     (3,737,432)      (7,402,830)      (13,167,417)     (5,329,460)
                                   ----------      ----------      ----------      -----------       -----------      ----------
Net increase
 (decrease).........                8,687,036        (323,340)      1,005,304       12,783,641        (6,823,734)     15,648,014
                                   ==========      ==========      ==========      ===========       ===========      ==========
------------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                     PUTNAM         LOOMIS                      T. ROWE PRICE     SCUDDER
                                                  INTERNATIONAL   SAYLES HIGH        JANUS        SMALL CAP        GLOBAL
                                                      STOCK        YIELD BOND       MID CAP        GROWTH          EQUITY
                                                    PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                  -------------   ------------   -------------  --------------  -----------
Shares sold.....................................    16,814,485      1,729,831     35,636,305      8,499,905      4,071,297
Shares issued in reinvestment of dividends......     3,670,493        534,603      2,871,760             --        417,602
                                                  ------------    -----------    -----------     ----------     ----------
Total...........................................    20,484,978      2,264,434     38,508,065      8,499,905      4,488,899
Shares redeemed.................................   (18,600,613)      (531,151)    (6,938,221)    (6,756,958)    (2,157,996)
                                                  ------------    -----------    -----------     ----------     ----------
Net increase (decrease)  .......................     1,884,365      1,733,283     31,569,844      1,742,947      2,330,903
                                                  ============    ===========    ===========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                   NEUBERGER
                                       HARRIS        BERMAN                        LEHMAN
                                      OAKMARK       PARTNERS    T. ROWE PRICE     BROTHERS         MORGAN
                                     LARGE CAP       MID CAP       LARGE CAP      AGGREGATE     STANLEY EAFE   RUSSELL 2000
                                       VALUE          VALUE         GROWTH       BOND INDEX        INDEX          INDEX
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    -----------    -----------  --------------   -----------    ------------   ------------
Shares sold...........               3,507,594      2,925,876      3,299,088      7,446,455      5,040,737      5,200,149
Shares issued in
 reinvestment of
 dividends............                  46,565        149,485         15,723        614,094         67,535        276,389
                                    ----------     ----------     ----------     ----------     ----------     ----------
Total.................               3,554,159      3,075,361      3,314,811      8,060,549      5,108,272      5,476,538
Shares redeemed ......                (149,821)      (646,487)       (92,895)      (228,461)    (1,289,685)      (176,995)
                                    ----------     ----------     ----------     ----------     ----------     ----------
Net increase
 (decrease)...........               3,404,338      2,428,874      3,221,916      7,832,088      3,818,587      5,299,543
                                    ==========     ==========     ==========     ==========     ==========     ==========

                                     MSF-125

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


10. FOREIGN CURRENCY TRANSLATIONS:
--------------------------------------------------------------------------------

The fair value of foreign currency contracts is the amount at which the contracts could be settled based on exchange rates obtained from dealers.

As of June 30, 2000, the State Street Research Income Portfolio experienced an unrealized net gain of $98,837 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
        SOLD                 DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          --------------            ------------------
Euro Currency             8/18/00               $  586,950            $  617,678                $      (30,728)
Greek Drachma             8/18/00                  733,829               731,674                         2,155
Greek Drachma             8/22/00                  117,852               118,790                          (938)
Greek Drachma             9/11/00                  797,992               795,329                         2,663
New Zealand Dollar        7/26/00                2,547,293             2,412,313                       134,980
New Zealand Dollar        8/18/00                1,944,193             1,930,544                        13,649
                                                ----------            ----------                --------------
                                                $6,728,109            $6,606,328                $      121,781
                                                ==========            ==========
      PURCHASED
---------------------
Greek Drachma             7/03/00               $  275,479            $  275,924                $          445
New Zealand Dollar        7/26/00                1,721,672             1,698,283                       (23,389)
                                                ----------            ----------                --------------
                                                $1,997,151            $1,974,207                $      (22,944)
                                                ==========            ==========                --------------
Net unrealized
 appreciation  ...............................................................................  $       98,837
                                                                                                ==============

The State Street Research Income Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Interest receivables.......................... $   214
                    Purchase payables.............................  (2,695)
                                                                   -------
                          Net unrealized translation gain (loss)..  (2,481)
                                                                   =======

As of June 30, 2000 the State Street Research Diversified Portfolio experienced an unrealized net gain of $251,563 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
        SOLD                 DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          ------------              ----------------
Euro Currency             8/18/00               $ 1,638,000           $ 1,723,752               $      (85,752)
Greek Drachma             8/18/00                 2,040,016             2,034,026                        5,990
Greek Drachma             8/22/00                   308,659               311,116                       (2,457)
Greek Drachma             9/11/00                 2,215,041             2,207,648                        7,393
New Zealand Dollar        7/26/00                 6,199,630             5,870,335                      329,295
New Zealand Dollar        8/18/00                 4,116,503             4,087,686                       28,817
                                                -----------           -----------               --------------
                                                $16,517,849           $16,234,563               $      283,286
                                                ===========           ===========
      PURCHASED
---------------------
Greek Drachma             7/03/00               $   343,941           $   344,497               $          556
New Zealand Dollar        8/18/00                 2,572,246             2,539,967                      (32,279)
                                                -----------           -----------               --------------
                                                $ 2,916,187           $ 2,884,464               $      (31,723)
                                                ===========           ===========               --------------
Net unrealized
 appreciation.................................................................................  $      251,563
                                                                                                ==============

The State Street Research Diversified Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Interest reclaim receivables.................. $   605
                    Purchase payables.............................  (3,365)
                                                                   -------
                          Net unrealized translation gain (loss).. $(2,760)
                                                                   =======

                                    MSF-126

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


10. FOREIGN CURRENCY TRANSLATIONS (Continued)

As of June 30, 2000, the Putnam International Stock Portfolio experienced an unrealized net gain of $14,382 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
        SOLD                 DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          ------------             ------------------
Japanese Yen              7/05/00               $   77,092            $   76,351                $         741
Pound Sterling            7/05/00                  178,554               179,468                         (914)
Swedish Krona             7/03/00                  196,087               197,107                       (1,020)
Swiss Franc               7/05/00                   90,106                90,338                         (232)
                                                ----------            ----------                -------------
                                                $  541,839            $  543,264                $      (1,425)
                                                ==========            ==========
      PURCHASED
---------------------
Canadian Dollar           7/05/00               $   84,029            $   84,136                $         107
Canadian Dollar           7/06/00                   96,131                96,089                          (42)
Euro Currency             7/03/00                1,560,298             1,576,489                       16,191
Euro Currency             7/04/00                  183,833               183,545                         (288)
Pound Sterling            7/03/00                  263,487               265,489                        2,002
Pound Sterling            7/05/00                   55,049                55,137                           88
Pound Sterling            7/06/00                  461,389               459,582                       (1,807)
Pound Sterling            7/07/00                   26,330                26,269                          (61)
Hong Kong Dollar          7/03/00                  273,739               273,723                          (16)
Japanese Yen              7/03/00                  168,365               167,039                       (1,326)
Japanese Yen              7/05/00                   85,940                86,081                          141
Swedish Krona             7/05/00                   60,035                59,879                         (156)
Singapore Dollar          7/03/00                  281,346               282,320                          974
                                                ----------            ----------                -------------
                                                $3,599,971            $3,615,778                $      15,807
                                                ==========            ==========                -------------
Net unrealized
 appreciation.................................................................................  $      14,382
                                                                                                =============

The Putnam International Stock Portfolio had an unrealized net translation
(loss) on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Dividend receivables............................  $     798
                    Dividend reclaim receivables....................    (10,923)
                    Purchase payables...............................    (16,298)
                    Sales receivables...............................      1,999
                    Tax expense payables............................       (182)
                                                                      ---------
                    Net unrealized translation gain (loss)..........  $ (24,606)
                                                                      =========

The Loomis Sayles High Yield Bond Portfolio had an unrealized net translation loss on foreign currency receivables as follows:

              Net unrealized translation gain (loss):
                    Interest receivables................................  $(130)
                                                                          -----
                          Net unrealized translation gain (loss)........  $(130)
                                                                          =====

                                    MSF-127

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


10. FOREIGN CURRENCY TRANSLATIONS (Continued)

As of June 30, 2000, the Scudder Global Equity Portfolio experienced an unrealized net loss of $340,659 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
        SOLD                 DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          ------------             ------------------
Japanese Yen               8/22/00              $14,374,464           $14,715,123                   $(340,659)
                                                                                                    ---------
Net unrealized
 (depreciation)...................................................................................  $(340,659)
                                                                                                    =========

The Scudder Global Equity Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Dividend receivables..............................  $ 1,691
                    Dividend reclaim receivables......................   (1,054)
                    Interest receivables..............................    4,831
                    Sales receivables.................................    2,288
                    Tax expense payables..............................     (205)
                                                                        -------
                    Net unrealized translation gain (loss)............  $ 7,551
                                                                        =======

As of June 30, 2000, the T.Rowe Price Large Cap Growth Portfolio experienced an unrealized net gain of $75 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
        SOLD                 DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          ------------             ------------------
Japanese Yen               7/03/00              $ 150,775             $ 150,981                 $        (206)
                                                ---------             ---------                 -------------

      PURCHASED
---------------------
Swedish Krona              7/03/00              $ 124,019             $ 124,300                 $         281
                                                ---------             ---------                 -------------
Net unrealized
 appreciation.................................................................................  $          75
                                                                                                =============

The T. Rowe Price Large Cap Growth Portfolio had an unrealized net translation
(loss) on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Dividend receivables.............................  $     14
                    Dividend reclaim receivables.....................       (53)
                    Purchase payables................................      (505)
                    Sales receivables................................      (859)
                    Tax expense payables.............................        (2)
                                                                       --------
                         Net unrealized translation gain (loss)......  $ (1,405)
                                                                       ========

As of June 30, 2000, the Morgan Stanley EAFE Index Portfolio experienced an unrealized net loss of $248 based on the following foreign currency exchange contracts outstanding:

                                                                      VALUATION
                                                                        AS OF                     UNREALIZED
                          EXPIRATION             CONTRACT              JUNE 30,                  APPRECIATION
      PURCHASED              DATE                 AMOUNT                 2000                   (DEPRECIATION)
---------------------   --------------         ------------          ------------             ------------------
Australian Dollar          7/03/00               $ 71,235              $ 70,987                 $        (248)
Euro Currency              7/03/00                 49,538                50,266                           728
Euro Currency              7/05/00                184,994               185,301                           307
Euro Currency              7/31/00                 16,284                16,494                           210
Japanese Yen               7/03/00                486,459               484,640                        (1,819)
Pound Sterling             7/05/00                176,822               177,396                           574
                                                 --------              --------                 -------------
                                                 $985,332              $985,084                 $        (248)
                                                 ========              ========                 -------------
Net unrealized
 (depreciation)...............................................................................  $        (248)
                                                                                                =============

                                    MSF-128

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                      JUNE 30, 2000 (unaudited)
--------------------------------------------------------------------------------


10. FOREIGN CURRENCY TRANSLATIONS (Continued)

The Morgan Stanley EAFE Index Portfolio had an unrealized net translation
(loss) on foreign currency receivables and payables as follows:

              Net unrealized translation gain (loss):
                    Dividend receivables..............................  $   341
                    Dividend reclaim receivables......................      473
                    Dividend payables.................................       (4)
                    Purchase payables.................................   (6,281)
                    Tax expense payables..............................      (35)
                                                                        -------
                         Net unrealized translation gain (loss).......  $(5,506)
                                                                        =======
--------------------------------------------------------------------------------
11. FUTURES CONTRACTS:

     The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

     Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of June 30, 2000, the MetLife Stock Index Portfolio experienced an unrealized net loss of $176,088 based on the following futures contracts outstanding:

                                                                                        VALUATION
                                                                                          AS OF                     UNREALIZED
                           NUMBER OF            EXPIRATION           CONTRACT            JUNE 30,                  APPRECIATION
     PURCHASED             CONTRACTS               DATE               AMOUNT               2000                   (DEPRECIATION)
---------------------   --------------         ------------         ----------         ------------             ------------------
S&P 500 Index                 45                  9/14/00           $16,692,213         $16,516,125               $   (176,088)
                                                                    -----------         -----------               ------------
Net unrealized
 appreciation
 (depreciation).................................................................................................  $   (176,088)
                                                                                                                  ============

As of June 30, 2000, the Russell 2000 Index Portfolio experienced an unrealized net gain of $18,548 based on the following futures contracts outstanding:

                                                                                        VALUATION
                                                                                          AS OF                     UNREALIZED
                           NUMBER OF            EXPIRATION           CONTRACT            JUNE 30,                  APPRECIATION
     PURCHASED             CONTRACTS               DATE               AMOUNT               2000                   (DEPRECIATION)
---------------------   --------------         ------------         ----------         ------------             ------------------
Russell 2000 Index              7                9/14/00            $ 1,810,552         $ 1,829,100               $      18,548
                                                                    -----------        ------------               -------------
Net unrealized
 appreciation
 (depreciation).................................................................................................  $      18,548
                                                                                                                  =============

                                    MSF-129

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
  DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
As of February 18, 2000


DIRECTORS:                                                 OFFICERS:
David A. Levene--Chairman of the Board and Director        David A. Levene--Chief Executive Officer
Steve A. Garban--Director                                  Christopher P. Nicholas--President and Chief Operating Officer
Dean O. Morton--Director                                   Barbara A. Hume--Vice-President
Michael S. Scott Morton--Director                          Daphne Thomas-Jones--Vice-President
Linda Strumpf--Director                                    Hugh McHaffie--Vice-President
Arthur G. Typermass--Director                              Lawrencence A. Vranka--Vice-President
                                                           Dianne K. Johnson--Controller
                                                           Janet M. Morgan--Treasurer
                                                           Danne Bullock-Johnson--Secretary
                                                           Patricia S. Worthington--Assistant Secretary
                                                           Jeanne L. Manning--Assistant Controller
                                                           John A. Malatchi--Assistant Controller

This report has been prepared for the owners and prospective owners of MetFlex(SM) contracts issued by Metropolitan Life Insurance Company and shareholders of Metropolitan Series Fund, Inc. This report may be distributed to prospective purchasers only when preceded or accompanied by the appropriate MetFlex prospectus and a current performance sheet. Please consult the prospectus for information regarding applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.




--------------------------------------------------------------------------------


MetLife(R)                                                ______________________

Specialized Benefit Resources
485-B Route 1 South, Suite 420                                  PRSRT STD
Iselin, NJ 08830                                            U.S. Postage Paid
                                                                 METLIFE
Address Service Requested
                                                          ______________________








MSFAnnualMetFlex(0800)                               E00088W63(exp031501)MLIC-LD
Date of First Use. 8/29/2000